As filed with the Securities and Exchange Commission on January 27, 2026
1933 Act Registration File No. 333-62298
1940 Act File No. 811-10401

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[X]
Pre-Effective Amendment No.		[ ]
Post-Effective Amendment No.	893	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[X]
Amendment No.	895	[X]

TRUST FOR PROFESSIONAL MANAGERS
(Exact Name of Registrant as Specified in Charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices) (Zip Code)
(Registrant’s Telephone Number, including Area Code) (513) 520-5925

Jay S. Fitton, Secretary
Trust for Professional Managers
c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)

Copies to:
Carol A. Gehl, Esq.
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202
(414) 273-3500

It is proposed that this filing will become effective (check appropriate box)

[ ]	Immediately upon filing pursuant to Rule 485(b).
[X]	on January 28, 2026 pursuant to Rule 485(b).
[ ]	60 days after filing pursuant to Rule 485 (a)(1).
[ ]	on (date) pursuant to Rule 485 (a)(1).
[ ]	75 days after filing pursuant to Rule 485 (a)(2).
[ ]	on (date) pursuant to Rule 485 (a)(2).

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Explanatory Note: This Post-Effective Amendment No. 893 to the registration statement of Trust for Professional Managers (the “Trust”) is being filed to add the audited financial statements and certain related financial information for the fiscal year ended September 30, 2025 for the CrossingBridge Low Duration High Income Fund, CrossingBridge Responsible Credit Fund, CrossingBridge Ultra-Short Duration Fund, RiverPark Strategic Income Fund, and CrossingBridge Nordic High Income Bond Fund, and to make other permissible changes under Rule 485(b).

CrossingBridge Low Duration High Income Fund
Institutional Class Shares (Trading Symbol: CBLDX)
Retail Class Shares (Trading Symbol: CBLVX)

CrossingBridge Ultra-Short Duration Fund
Institutional Class Shares (Trading Symbol: CBUDX)

CrossingBridge Responsible Credit Fund
Institutional Class Shares (Trading Symbol: CBRDX)

RiverPark Strategic Income Fund
Institutional Class Shares (Trading Symbol: RSIIX)
Retail Class Shares (Trading Symbol: RSIVX)

CrossingBridge Nordic High Income Bond Fund
Institutional Class Shares (Trading Symbol: NRDCX)

Prospectus
January 28, 2026

The U.S. Securities and Exchange Commission (the “SEC”) has not approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

CrossingBridge Low Duration High Income Fund
CrossingBridge Ultra-Short Duration Fund
CrossingBridge Responsible Credit Fund
RiverPark Strategic Income Fund
CrossingBridge Nordic High Income Bond Fund

Each a series of Trust for Professional Managers (the “Trust”)

Summary Section

CrossingBridge Low Duration High Income Fund

Investment Objective
The CrossingBridge Low Duration High Income Fund (the “Low Duration High Income Fund” or “Fund”) seeks high current income and capital appreciation consistent with the preservation of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Class	Retail Class
Management Fees	0.65%	0.65%
Distribution and Service (12b-1) Fees	None	0.25%
Shareholder Servicing Plan Fees(1)	0.10%	0.10%
Other Expenses(2)	0.11%	0.11%
Total Annual Fund Operating Expenses(2)	0.86%	1.11%
(1)The Trust’s Board of Trustees (the “Board of Trustees”) has authorized a shareholder servicing plan fee up to 0.15% of the Fund’s average daily net assets. Currently, the shareholder servicing plan fee being charged is 0.10% of the Fund’s average daily net assets; however, the fee may be increased to 0.15% of the Fund’s average daily net assets at any time. Shareholder servicing plan fees reflect the current amounts charged to the Fund.
(2)Other Expenses includes acquired fund fees and expenses (“AFFE”), which are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table will differ from the Ratio of Expenses to Average Net Assets figures found within the “Financial Highlights” section of the Prospectus, which reflects the direct operating expenses of the Fund and does not include indirect expenses, such as AFFE. Total Annual Fund Operating Expenses also will not correlate to the Ratio of Expenses to Average Net Assets because the shareholder servicing plan fees above reflect the current amounts charged to the Fund.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	One Year	Three Years	Five Years	Ten Years
Institutional Class	$88	$274	$477	$1,061
Retail Class	$113	$353	$612	$1,352
Portfolio Turnover
The Fund pays transaction costs, such as commissions or spreads, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 111% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of income producing fixed income securities. CrossingBridge Advisors, LLC (the “Adviser”), the Fund’s investment adviser, will construct a portfolio for the Fund that the Adviser believes has the potential to generate a high level of current income, while maintaining a fixed income portfolio duration of 2.0 or less.
The income producing fixed income securities in which the Fund invests include: bills, notes, bonds, debentures, convertible bonds, bank loans, loan participations, mortgage- and asset-backed securities, Rule 144A fixed income securities, zero coupon securities, syndicated loan assignments, sovereign debt and other evidence of indebtedness issued by U.S. or foreign corporations, governments, government agencies or government instrumentalities, including floating-rate securities (i.e., fixed income securities that provide income that can increase or decrease with interest rates), commercial paper, and preferred stocks. The Fund may also invest in fixed income-like equity securities such as special purpose acquisition companies (“SPACs”) that provide interest income and/or the potential for capital appreciation while having an effective maturity. The Fund invests in individual fixed income securities without restriction as to issuer credit quality, capitalization or security maturity. The Fund may invest up to 100% of its assets in lower-quality fixed income securities — commonly known as “high yield” or “junk” bonds. Junk bonds are generally rated lower than Baa3 by Moody’s Investors Service (“Moody’s”) or lower than BBB- by Standard and Poor’s Rating Group (“S&P”). The Fund may invest in junk bonds that are in default, subject to bankruptcy or reorganization. High yield bonds have a higher expected rate of default than higher quality bonds. The Fund may also invest up to 35% of its total assets in foreign currency denominated securities. To the extent the Fund invests in other investment companies, including exchange-traded funds (“ETFs”), the Fund will consider the underlying holdings of such funds for purposes of meeting its policy of investing at least 80% of its net assets in a portfolio of income producing fixed income securities.

The Adviser seeks to manage interest rate, default and currency risks. The Adviser manages interest rate risk by maintaining, under normal market conditions, an average fixed income portfolio duration of 2.0 or less by primarily investing in short-term, medium-term and floating rate securities. Duration is a measure of sensitivity of a security’s price to changes in interest rates. For example, a security with a duration of 2.0 would be expected to decrease in price 2% for every 1% rise in interest rates (the inverse is true as well). The stated maturity for a fixed income security may be longer than the expected maturity that will be used for the Fund’s portfolio duration calculation. The stated maturity may differ from the expected maturity as a result of market conditions or the terms of the security (such as provisions that would give a holder or issuer a right to require redemption in certain circumstances).

The Adviser manages default risk by selecting securities of issuers that it believes will pay interest and principal regardless of their credit rating, based upon the Adviser’s credit analysis of each issuer. The Adviser may also select securities that are in default, subject to bankruptcy or reorganization where the Adviser believes the risks to be consistent with capital preservation, based on the Adviser’s analysis of an issuer’s liquidation value or post-bankruptcy or post-reorganization value.

The Adviser manages foreign currency risk by investing primarily in securities denominated in U.S. dollars, such as Yankee bonds or, where appropriate, by hedging foreign currency exposure. When deemed appropriate, the Adviser may hedge the foreign currency exposure typically, and primarily, with forward currency contracts. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties.

The Fund may invest in derivative instruments, specifically options, swap agreements and forward currency contracts (collectively, “Derivatives”) to reduce exposure to, or “hedge” against, market volatilities and other risks. The Fund may also use a Derivative rather than investing directly in an underlying asset class as a low-cost, effective means to gain exposure to such asset class. The Fund will count the notional value of investments in derivative instruments towards compliance with the 80% investment policy discussed above, except that investments in derivative instruments for the purpose of hedging foreign currency risk will not be counted towards the 80% investment policy.

The Fund will sell an investment during portfolio rebalancing periods when the Fund’s holdings in that investment are larger than the allocation suggested by the Adviser’s investment models or when a more attractive investment becomes available. The Adviser may engage in active trading of the Fund’s portfolio investments, resulting in a high portfolio turnover rate, to achieve the Fund’s investment objective.
There is no assurance the Fund will achieve its investment objective.

Principal Risks
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. Remember, in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund. The Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. The principal risks of investing in the Fund are:
Asset-Backed and Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are subject to risk of prepayment. These types of securities may also decline in value because of mortgage foreclosures or defaults on the underlying obligations. Asset-backed and mortgage-backed securities are also subject to extension risk, the risk that rising interest rates could cause prepayments to decrease, extending the life of asset-backed and mortgage-backed securities with lower payment rates.
Bank Loans Risk. The Fund’s investments in secured and unsecured assignments and/or participations in bank loans may create substantial risk. In making investments in such loans, which are made by banks or other financial intermediaries to borrowers, the Fund will depend primarily upon the creditworthiness of the borrower for payment of principal and interest. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations until potentially a substantial period after the sale of the loans. The Fund, therefore, may be forced to sell other assets at a loss to pay redemption proceeds. A significant portion of bank loans may be “covenant lite” loans that may contain fewer or less restrictive constraints on the borrower and fewer or no financial maintenance covenants and restrictions. A covenant lite loan typically contains fewer clauses which allow an investor to proactively enforce financial covenants. Covenant lite loans also generally provide fewer investor protections if certain criteria are breached. The Fund may experience losses or delays in enforcing its rights on its holdings of covenant lite loans. The secondary market for bank loans is a private, unregulated inter-dealer or inter-bank resale market. Purchases and sales of loans are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold. These restrictions may impede the Fund’s ability to buy or sell loans and may negatively impact the transaction price. It may take longer than seven days for transactions in loans to settle. The Fund may hold cash, sell investments or temporarily borrow from banks to meet short-term liquidity needs due to the extended loan settlement process, such as to satisfy redemption requests from Fund shareholders. U.S. federal securities laws afford certain protections against fraud and misrepresentation in connection with the offering or sale of a security, as well as against manipulation of trading markets for securities. The typical practice of a lender in relying exclusively or primarily on reports from the borrower may involve the risk of fraud, misrepresentation, or market manipulation by the borrower. It is unclear whether U.S. federal securities law protections are available to an investment in a loan. In certain circumstances, loans may not be deemed to be securities, and in the event of fraud or misrepresentation by a borrower, lenders may not have the protection of the anti-fraud provisions of the federal securities laws. However, contractual provisions in the loan documents may offer some protections, and lenders may also avail themselves of common-law fraud protections under applicable state law.
Below Investment Grade Securities Risks (commonly referred to as “junk” bonds). The Fund may invest up to 100% of its assets in fixed income instruments that are or are deemed to be the equivalent in terms of quality to securities rated below investment grade by nationally recognized statistical rating organizations (“NRSROs”) and accordingly involve great risk. Such securities are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk to adverse conditions. These securities offer higher returns than bonds with higher ratings as compensation for holding an obligation of an issuer perceived to be less creditworthy. The market prices of such securities are also subject to abrupt and erratic market movements and above-average price volatility, and the spread between the bid and ask prices of such securities may be greater than those prevailing in other securities markets. Changes in economic conditions or developments regarding issuers of non-investment grade debt securities are more likely to cause price volatility and weaken the capacity of such issuers to make principal and interest payments than is the case for higher grade debt securities. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

Convertible Securities Risk. A convertible security is a fixed income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. The market value of a convertible security performs like that of a regular debt security, that is, if market interest rates rise, the value of the convertible security falls.
Corporate Events Risk. Corporate events risk is the risk that a corporate transaction or opportunity will not occur, or a natural disaster or regulatory change will cause an abrupt downgrade in a corporate bond which may lower the Fund’s performance.
Counterparty Risk. Counterparty risk arises upon entering into borrowing arrangements or Derivative transactions and is the risk from the potential inability of counterparties to meet the terms of their contracts.
Credit-Related Instruments Risk. The Fund’s investments in fixed income securities and instruments that are linked to fixed income securities are subject to several risks. Interest rates may go up resulting in a decrease in the value of the securities held by the Fund. Interest rates have risen from historically low levels, and may rise further. A credit rating assigned to a particular debt security is essentially the opinion of an NRSRO as to the credit quality of an issuer and may prove to be inaccurate. There is also the risk that a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates. Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. Limited trading opportunities for certain fixed income securities may make it more difficult to sell or buy a security at a favorable price or time, particularly during periods of market turmoil, and may also make these securities difficult to value.
Credit Risk. Debt portfolios are subject to credit risk. Credit risk refers to the likelihood that an issuer will default in the payment of principal and/or interest on an instrument. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, lack or inadequacy of collateral or credit enhancement for a debt instrument may affect its credit risk. Credit risk may change over the life of an instrument, and debt obligations which are rated by rating agencies are often reviewed and may be subject to downgrade.
Cybersecurity Risk. With the Internet and other technologies being essential to conducting business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
Derivatives Risk. The Fund’s use of swap contracts and options on interest rate futures involves risks different from, or possibly greater than the risks associated with investing directly in securities including leverage risk, tracking risk and counterparty default risk. Option positions may expire worthless exposing the Fund to potentially significant losses. To the extent the Fund invests in Derivatives, the risks below may affect its performance:
Interest Rate Risk. Underlying investments may lose value due to interest rate changes.
Liquidity Risk. The Fund may not be able to sell or close out a Derivative instrument.
Options Risk. Options contracts may be more volatile than investments directly in the underlying securities, involve additional costs and may involve a small initial investment relative to the risk assumed.
Swap Agreements Risk. A swap contract may not be assigned without the consent of the counterparty, and may result in losses in the event of a default or bankruptcy of the counterparty.
Distressed Securities Risk. The Fund may invest in securities of companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although such investments may result in significant returns to the Fund, they involve a substantial degree of risk. Any one or all of the issuers of the securities in which the Fund may invest may be unsuccessful or not show any return for a considerable period of time. The level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial difficulties is unusually high. There is no assurance that the Adviser will correctly evaluate the value of the assets collateralizing the Fund’s loans or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than the Fund’s original investment. Under such circumstances, the returns generated from the Fund’s investments in distressed securities may not adequately compensate for the risks assumed. In addition, there is no minimum credit standard that is a prerequisite to the Fund’s investment in any instrument, and a significant portion of the obligations and preferred stock in which the Fund invests may be less than investment grade.

Equity Securities Risk. The Fund may invest in income producing equity securities. Although investments in income producing equity securities are considered safer than equity securities in general, and equities historically have been a leading choice for long-term investors, the values of stocks rise and fall depending on many factors. The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry). Market and economic factors may adversely affect securities markets generally, which could in turn adversely affect the value of the Fund’s investments, regardless of the performance or expected performance of companies in which the Fund invests.
Fixed Income Securities Market Risk. Difficult conditions in the broader financial markets have in the past resulted in a temporary but significant contraction in liquidity for fixed income securities. Liquidity relates to the ability of the Fund to sell its investments in a timely manner at a price approximately equal to its value on the Fund’s books. To the extent that the market for fixed income securities suffers such a contraction, securities that were considered liquid at the time of investment could become temporarily illiquid, and the Adviser may experience delays or difficulty in selling assets at the prices at which the Fund carries such assets, which may result in a loss to the Fund. There is no way to predict reliably when such market conditions could re-occur or how long such conditions could persist.
In the event of a severe market contraction precipitated by general market turmoil, economic conditions, changes in prevailing interest rates or otherwise, coupled with extraordinary levels of Fund shareholder redemption requests, the Fund may have to consider selling its holdings at a loss including at prices below the current value on the Fund’s books, borrowing money to satisfy redemption requests in accordance with the Fund’s borrowing policy or postponing payment of redemption requests for up to seven days or longer, as permitted by applicable law, or other extraordinary measures. In addition, if the Fund needed to sell large blocks of investments to meet shareholder redemption requests or to raise cash, those sales could further reduce prices, particularly for lower-rated and unrated securities.
Interest rate changes may have adverse effects on investment, volatility and liquidity in the market for fixed income securities. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.
Fixed Income Securities Risk. The Fund invests a significant portion of its assets in fixed income securities. Fixed income securities are subject to credit risk and market risk, including interest rate risk. Credit risk is the risk of the issuer’s inability to meet its principal and interest payment obligations. Market risk is the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. There is no limitation on the maturities of fixed income securities in which the Fund invests. Securities having longer maturities generally involve greater risk of fluctuations in value resulting from changes in interest rates.
Floating Rate Risk. Securities with floating interest rates generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate instruments will not generally increase in value if interest rates decline. Changes in interest rates will also affect the amount of interest income the Fund earns on its floating rate investments.
Foreign Investments Risk. Investments in fixed income securities and instruments that are linked to fixed income securities (collectively, “Credit-Related Instruments”) of foreign issuers involve certain risks not generally associated with investments in the securities of U.S. issuers, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure international banks or securities depositories than those in the U.S. and foreign controls on investment. In addition, individual international country economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Income earned on foreign investments may be subject to foreign withholding taxes.
Forward Currency Contracts Risk. The Fund may enter into forward currency contracts. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, the Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.
General Market Risk. Certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.
Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities (including government-sponsored enterprises). Securities issued by agencies and instrumentalities may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing entity.
High Portfolio Turnover Rate Risk. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.
Interest Rate Risk. The prices of securities in general and fixed income securities in particular tend to be sensitive to interest rate fluctuations. Increases in interest rates can result in significant declines in the prices of fixed income securities. Securities with floating interest rates generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. The negative impact on fixed income securities generally from rate increases, regardless of the cause, could be swift and significant, which could result in losses by the Fund, even if anticipated by the Adviser.
Leverage Risk. Derivatives may create economic leverage and can result in losses to the Fund that exceed the original amount invested.
Liquidity Risk. Certain investments and markets can become illiquid at times and negatively impact the price of an investment if the Fund were to sell during times of illiquidity.
Management Risk. Investment strategies employed by the Adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.
Other Investment Company and Exchange-Traded Fund Risk. When the Fund invests in other investment companies, including closed-end funds and ETFs, it will bear additional expenses based on its pro rata share of the other investment company’s operating expenses, including the potential duplication of management fees. The risk of owning another investment company generally reflects the risks of owning the underlying investments the other investment company holds. The Fund also will incur brokerage costs when it purchases and sells investment company shares, ETFs may trade at a discount or premium to NAV. There can be no assurance that an active trading market for an ETF’s shares will exist. Shares of closed-end funds frequently trade at a price per share that is less than the net asset value (“NAV”) per share. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease or that when the Fund seeks to sell shares of a closed-end fund, it can receive the NAV of those shares. There are greater risks involved in investing in securities with limited market liquidity.
Preferred Stock Risk. Preferred stocks may be more volatile than fixed income securities and are more correlated with the issuer’s underlying common stock than fixed income securities. Additionally, the dividend on a preferred stock may be changed or omitted by the issuer, and participation in the growth of an issuer may be limited.
Prepayment Risk. The risk that the issuer of a debt security repays all or a portion of the principal prior to the security’s maturity therefore resulting in lower yields to shareholders of the Fund. The Fund may be unable to re-invest the proceeds in an investment with as great a yield.
Recent Market Events Risk. U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate changes, the possibility of a national or global recession, trade tensions and tariffs, political events and geopolitical conflicts. As a result of continuing political tensions and armed conflicts, including the wars in Europe and the Middle East, markets have experienced increased volatility. Continuing market volatility as a result of recent market conditions or other events may have an adverse effect on the performance of the Fund.
Redemption Risk. The Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets.
Rule 144A Securities Risk. The market for Rule 144A securities typically is less active than the market for publicly-traded securities. Rule 144A securities carry the risk that the liquidity of these securities may become impaired, making it more difficult for the Fund to sell these securities.
SPACs Risk. The Fund invests in equity securities of SPACs, which raise assets to seek potential business combination opportunities. Unless and until a business combination is completed, a SPAC generally invests its assets in U.S. government securities, money market securities, and cash. Because SPACs have no operating history or ongoing business other than seeking a business combination, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable business combination. There is no guarantee that the SPACs in which the Fund invests will complete a business combination or that any business combination that is completed will be profitable. The market perception of a SPAC’s ability to complete a business combination could materially impact the market value of the SPAC’s securities. Public stockholders of SPACs may not be afforded a meaningful opportunity to vote on a proposed initial business combination because certain stockholders, including stockholders affiliated with the management of the SPAC, may have sufficient voting power, and a financial incentive, to approve such a transaction without support from public stockholders. As a result, a SPAC may complete a business combination even though a majority of its public stockholders do not support such a combination. Some SPACs may pursue a business combination only within certain industries or regions, which may increase the volatility of their prices.

Tax Risk. The Fund’s investment strategies, specifically its investments in Derivatives, may subject the Fund to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses.
Tracking Risk. The value of the Derivative instruments the Fund uses may not correlate to (or track) the values of the underlying securities. When used for hedging purposes, lack of correlation between price or rate movements of the Derivative instrument and the underlying investment sought to be hedged may prevent the Fund from achieving the intended hedging effect or expose the Fund to risk of loss.
Trade Versus Settlement Risk. The Fund may invest in securities that have varied settlement terms and dates. The longer the amount of time between trade date and settlement date the greater the risk that settlement will occur on a timely basis.

Yankee Bond Risk. Yankee bonds are subject to the same risks as other debt issues, notably credit risk, market risk, currency and liquidity risk. Other risks include adverse political and economic developments; the extent and quality of government regulations of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.
Zero Coupon Securities Risk. While interest payments are not made on such securities, holders of such securities are deemed to have received income annually, notwithstanding that cash may not be received currently. Some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds.
Performance
The bar chart demonstrates some of the risks of investing in the Fund by showing changes in the performance of the Institutional Class shares of the Fund from year-to-year. The Average Annual Total Returns table also demonstrates these risks by showing how the Fund’s average annual total returns for the Institutional Class for the one year, five year and since inception periods, and for the Retail Class for the one year and since inception periods, compare with those of a broad measure of market performance, as well as three additional indices provided to show perspective on the market for fixed income securities. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.crossingbridgefunds.com or by calling the Fund toll-free at 888-898-2780.

Calendar Year Returns as of December 31*
* The returns shown in the bar chart are for Institutional Class shares of the Fund. Retail Class shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses. Performance for Retail Class shares would be lower as expenses for Retail Class shares are higher.

During the period shown in the bar chart, the best performance for a quarter for the Fund’s Institutional Class shares was 4.34% (for the quarter ended June 30, 2020) and the worst performance for a quarter for the Fund’s Institutional Class shares was -5.07% (for the quarter ended March 31, 2020).

Average Annual Total Returns (for the periods ended December 31, 2025)
Institutional Class Shares	One Year	Five Year	Since Inception (February 1, 2018)
Return Before Taxes	6.01%	5.81%	4.77%
Return After Taxes on Distributions	3.30%	3.18%	2.64%
Return After Taxes on Distributions and Sale of Fund Shares	3.53%	3.33%	2.74%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	7.30%	-0.36%	1.91%
ICE BofA 0-3 Year U.S. High Yield Excluding Financials Index (reflects no deduction for fees, expenses, or taxes)	7.56%	6.16%	5.39%
ICE BofA 0-3 Year U.S. Treasury Index (reflects no deduction for fees, expenses, or taxes)	4.87%	2.21%	2.35%
ICE BofA 1-3 Year U.S. Corporate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.89%	2.49%	3.01%

Retail Class Shares	One Year	Since Inception (November 1, 2024)
Return Before Taxes	5.73%	5.76%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	7.30%	5.68%
ICE BofA 0-3 Year U.S. High Yield Excluding Financials Index (reflects no deduction for fees, expenses, or taxes)	7.56%	7.51%

ICE BofA 0-3 Year U.S. Treasury Index (reflects no deduction for fees, expenses, or taxes)	4.87%	4.71%
ICE BofA 1-3 Year U.S. Corporate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.89%	5.61%
Institutional Class shares of the Fund commenced operations on February 1, 2018. Retail Class shares of the Fund commenced operations on November 1, 2024.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred or other tax-advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRA”). The after tax returns are shown for Institutional Class shares only and after tax returns for Retail Class shares will vary.
In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax benefit to the investor.
Management
Investment Adviser. CrossingBridge Advisors, LLC, located at 427 Bedford Road, Suite 220, Pleasantville, New York, 10570, is the Fund’s investment adviser.
Portfolio Managers. David K. Sherman, Chief Investment Officer (“CIO”) of the Adviser, has served as a Portfolio Manager of the Fund since its inception in 2018. T. Kirk Whitney, CFA®, Senior Portfolio Manager of the Adviser, has served as a Portfolio Manager of the Fund since 2025. Previously, Mr. Whitney had served as Assistant Portfolio Manager of the Fund since 2021.
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 52 of the Prospectus.

CrossingBridge Ultra-Short Duration Fund

Investment Objective
The CrossingBridge Ultra-Short Duration Fund (“Ultra-Short Duration Fund” or the “Fund”) seeks to offer a higher yield than cash instruments while maintaining a low duration.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Class
Management Fees	0.65%
Distribution and Service (12b-1) Fees	None
Shareholder Servicing Plan Fees(1)	0.11%
Other Expenses(2)
Expense Recoupment	0.01%
Remainder of Other Expenses	0.15%
Total Annual Fund Operating Expenses After Expense Recoupment(2)(3)	0.92%
(1)The Trust’s Board of Trustees (the “Board of Trustees”) has authorized a shareholder servicing plan fee up to 0.15% of the Fund’s average daily net assets. Currently, the shareholder servicing plan fee being charged is 0.11% of the Fund’s average daily net assets; however, the fee may be increased to 0.15% of the Fund’s average daily net assets at any time.
(2)Other Expenses includes acquired fund fees and expenses (“AFFE”), which are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table will differ from the Ratio of Expenses to Average Net Assets figures found within the “Financial Highlights” section of the Prospectus, which reflects the direct operating expenses of the Fund and does not include indirect expenses, such as AFFE. Total Annual Fund Operating Expenses also will not correlate to the Ratio of Expenses to Average Net Assets because the shareholder servicing plan fees above reflect the current amounts charged to the Fund.
(3)Pursuant to an operating expense limitation agreement between CrossingBridge Advisors, LLC (the “Adviser”), the Fund’s investment adviser, and the Trust, on behalf of the Fund, the Adviser has agreed to waive its management fees and/or reimburse Fund expenses to ensure that Total Annual Fund Operating Expenses (exclusive of front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, leverage (i.e., any expenses incurred in connection with borrowings made by the Fund) interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transactional expenses, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation (collectively “Excluded Expenses”)) do not exceed 0.80% of the Fund’s average annual net assets, through at least January 31, 2027. To the extent the Fund incurs Excluded Expenses, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement may be greater than 0.80%. The operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees. The Adviser may request recoupment of previously waived fees and paid expenses from the Fund up to three years from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, if such reimbursement will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The operating expense limitation agreement discussed in the table above is reflected only through January 31, 2027. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$94	$291	$505	$1,120
Portfolio Turnover
The Fund pays transaction costs, such as commissions or spreads, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 164% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to offer a higher yield than cash instruments while maintaining a low duration by investing primarily in fixed income securities consistent with capital preservation. The Fund defines fixed income securities to include: bills, notes, bonds, debentures, convertible bonds, loan participations, syndicated loan assignments, mortgage- and asset-backed securities, Rule 144A fixed income securities, zero coupon securities, sovereign debt and other evidence of indebtedness issued by U.S. or foreign corporations, governments, government agencies or government instrumentalities, including floating-rate securities, preferred stock and fixed income-like equities. Convertible bonds, preferred stocks, and fixed income-like equities (e.g., special purpose acquisition companies (“SPACs”)) provide interest income and/or the potential for capital appreciation while having an effective maturity. Floating-rate securities provide interest income that can increase or decrease with interest rates. The Fund invests in individual fixed income securities without restriction as to issuer credit quality, capitalization or security maturity. Though the Fund can invest in securities domiciled in foreign countries and denominated in foreign currencies, the Fund invests primarily in securities denominated in U.S. dollars issued by issuers domiciled in developed markets. The Fund may invest up to 100% of its assets in lower-quality fixed income securities — commonly known as “high yield” or “junk” bonds. Junk bonds are generally rated lower than Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or lower than BBB- by S&P Global Ratings Services (“S&P”) (“S&P”). The Adviser believes these investments are consistent with the preservation of capital. The Fund may invest in companies that are in default, subject to bankruptcy or reorganization.
The Adviser seeks to manage interest rate, default and currency risks. The Adviser manages interest rate risk by maintaining, under normal market conditions, an average portfolio duration of 1.0 or less by investing in short-term, medium-term and floating rate securities. The stated maturity for a fixed income security may be longer than its expected maturity used for the portfolio duration calculation. The stated maturity may differ from the expected maturity as a result of market conditions or corporate actions (such as provisions that give investors the right to require early repayment if the issuer is acquired or otherwise experiences a change in control). Duration is a measure of sensitivity of a security’s price to changes in interest rates. For example, a security with a duration of 1.0 would be expected to decrease in price 1% for every 1% rise in interest rates (the inverse is true as well).
The Adviser manages default risk by selecting securities of issuers that it believes will pay interest and principal regardless of their credit rating, based upon the Adviser’s credit analysis of each issuer. The Adviser may also select securities that are in default, subject to bankruptcy or reorganization where the

Adviser believes the risks to be consistent with capital preservation, based on the Adviser’s analysis of an issuer’s liquidation value or post-bankruptcy or post-reorganization value.
The Adviser manages foreign currency risk by investing primarily in securities denominated in U.S. dollars, such as Yankee bonds. If the Fund were to invest in foreign currency denominated securities, the Fund restricts such activity to less than 35% of the Fund’s total assets. When deemed appropriate, the Adviser may hedge the foreign currency exposure typically, and primarily, with forward currency contracts. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties.
The Adviser may engage in active and frequent trading, resulting in a high portfolio turnover rate, to achieve the Fund’s investment objective.

There is no assurance that the Fund will achieve its investment objective.
Principal Risks
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. Remember, in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund. The Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. The principal risks of investing in the Fund are:
Asset-Backed and Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are subject to risk of prepayment. These types of securities may also decline in value because of mortgage foreclosures or defaults on the underlying obligations. Asset-backed and mortgage-backed securities are also subject to extension risk, the risk that rising interest rates could cause prepayments to decrease, extending the life of asset-backed and mortgage-backed securities with lower payment rates.
Bank Loans Risk. The Fund’s investments in secured and unsecured assignments and/or participations in bank loans may create substantial risk. In making investments in such loans, which are made by banks or other financial intermediaries to borrowers, the Fund will depend primarily upon the creditworthiness of the borrower for payment of principal and interest. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations until potentially a substantial period after the sale of the loans. The Fund, therefore, may be forced to sell other assets at a loss to pay redemption proceeds. A significant portion of bank loans may be “covenant lite” loans that may contain fewer or less restrictive constraints on the borrower and fewer or no financial maintenance covenants and restrictions. A covenant lite loan typically contains fewer clauses which allow an investor to proactively enforce financial covenants. Covenant lite loans also generally provide fewer investor protections if certain criteria are breached. The Fund may experience losses or delays in enforcing its rights on its holdings of covenant lite loans. The secondary market for bank loans is a private, unregulated inter-dealer or inter-bank resale market. Purchases and sales of loans are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold. These restrictions may impede the Fund’s ability to buy or sell loans and may negatively impact the transaction price. It may take longer than seven days for transactions in loans to settle. The Fund may hold cash, sell investments or temporarily borrow from banks to meet short-term liquidity needs due to the extended loan settlement process, such as to satisfy redemption requests from Fund shareholders. U.S. federal securities laws afford certain protections against fraud and misrepresentation in connection with the offering or sale of a security, as well as against manipulation of trading markets for securities. The typical practice of a lender in relying exclusively or primarily on reports from the borrower may involve the risk of fraud, misrepresentation, or market manipulation by the borrower. It is unclear whether U.S. federal securities law protections are available to an investment in a loan. In certain circumstances, loans may not be deemed to be securities, and in the event of fraud or misrepresentation by a borrower, lenders may not have the protection of the anti-fraud provisions of the federal securities laws. However, contractual provisions in the loan documents may offer some protections, and lenders may also avail themselves of common-law fraud protections under applicable state law.
Below Investment Grade Securities Risks (commonly referred to as “junk” bonds). The Fund may invest up to 100% of its assets in fixed income instruments that are or are deemed to be the equivalent in terms of quality to securities rated below investment grade by nationally recognized statistical rating organizations (“NRSROs”) and accordingly involve great risk. Such securities are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk to adverse conditions. These securities offer higher returns than bonds with higher ratings as compensation for holding an obligation of an issuer perceived to be less creditworthy. The market prices of such securities are also subject to abrupt and erratic market movements and above-average price volatility, and the spread between the bid and ask prices of such securities may be greater than those prevailing in other securities markets. Changes in economic conditions or developments regarding issuers of non-investment grade debt securities are more likely to cause price volatility and weaken the capacity of such issuers to make principal and interest payments than is the case for higher grade debt securities. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.
Convertible Securities Risk. A convertible security is a fixed income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. The market value of a convertible security performs like that of a regular debt security, that is, if market interest rates rise, the value of the convertible security falls.
Corporate Events Risk. Corporate events risk is the risk that a corporate transaction or opportunity will not occur, or a natural disaster or regulatory change will cause an abrupt downgrade in a corporate bond which may lower the Fund’s performance.
Credit-Related Instruments Risk. The Fund’s investments in fixed income securities and instruments that are linked to fixed income securities are subject to several risks. Interest rates may go up resulting in a decrease in the value of the securities held by the Fund. Interest rates have risen from historically low levels, and may rise further. A credit rating assigned to a particular debt security is essentially the opinion of an NRSRO as to the credit quality of an issuer and may prove to be inaccurate. There is also the risk that a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates. Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. Limited trading opportunities for certain fixed income securities may make it more difficult to sell or buy a security at a favorable price or time, particularly during periods of market turmoil, and may also make these securities difficult to value.
Credit Risk. Debt portfolios are subject to credit risk. Credit risk refers to the likelihood that an issuer will default in the payment of principal and/or interest on an instrument. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, lack or inadequacy of collateral or credit enhancement for a debt instrument may affect its credit risk. Credit risk may change over the life of an instrument, and debt obligations which are rated by rating agencies are often reviewed and may be subject to downgrade.
Cybersecurity Risk. With the Internet and other technologies being essential to conducting business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
Distressed Securities Risk. The Fund may invest in securities of companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although such investments may result in significant returns to the Fund, they involve a substantial degree of risk. Any one or all of the issuers of the securities in which the Fund may invest may be unsuccessful or not show any return for a considerable period of time. The level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial difficulties is unusually high. There is no assurance that the Adviser will correctly evaluate the value of the assets collateralizing the Fund’s loans or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than the Fund’s original investment. Under such circumstances, the returns generated from the Fund’s investments in distressed securities may not adequately compensate for the risks assumed. In addition, there is no minimum credit standard that is a prerequisite to the Fund’s investment in any instrument, and a significant portion of the obligations and preferred stock in which the Fund invests may be less than investment grade.
Equity Securities Risk. The Fund may invest in income producing equity securities. Although investments in income producing equity securities are considered safer than equity securities in general, and equities historically have been a leading choice for long-term investors, the values of stocks rise and fall depending on many factors. The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry). Market and economic factors may adversely affect securities markets generally, which could in turn adversely affect the value of the Fund’s investments, regardless of the performance or expected performance of companies in which the Fund invests.
Fixed Income Securities Market Risk. Difficult conditions in the broader financial markets have in the past resulted in a temporary but significant contraction in liquidity for fixed income securities. Liquidity relates to the ability of the Fund to sell its investments in a timely manner at a price approximately equal to its value on the Fund’s books. To the extent that the market for fixed income securities suffers such a contraction, securities that were considered liquid at the time of investment could become temporarily illiquid, and the Adviser may experience delays or difficulty in selling assets at the prices at which the Fund carries such assets, which may result in a loss to the Fund. There is no way to predict reliably when such market conditions could re-occur or how long such conditions could persist.

In the event of a severe market contraction precipitated by general market turmoil, economic conditions, changes in prevailing interest rates or otherwise, coupled with extraordinary levels of Fund shareholder redemption requests, the Fund may have to consider selling its holdings at a loss including at prices below the current value on the Fund’s books, borrowing money to satisfy redemption requests in accordance with the Fund’s borrowing policy or postponing payment of redemption requests for up to seven days or longer, as permitted by applicable law, or other extraordinary measures. In addition, if the Fund needed to sell large blocks of investments to meet shareholder redemption requests or to raise cash, those sales could further reduce prices, particularly for lower-rated and unrated securities.
Interest rate changes may have adverse effects on investment, volatility and liquidity in the market for fixed income securities. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.
Fixed Income Securities Risk. The Fund invests a significant portion of its assets in fixed income securities. Fixed income securities are subject to credit risk and market risk, including interest rate risk. Credit risk is the risk of the issuer’s inability to meet its principal and interest payment obligations. Market risk is the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. There is no limitation on the maturities of fixed income securities in which the Fund invests. Securities having longer maturities generally involve greater risk of fluctuations in value resulting from changes in interest rates.
Floating Rate Risk. Securities with floating interest rates generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate instruments will not generally increase in value if interest rates decline. Changes in interest rates will also affect the amount of interest income the Fund earns on its floating rate investments.
Foreign Investments Risk. Investments in fixed income securities and instruments that are linked to fixed income securities (collectively, “Credit-Related Instruments”) of foreign issuers involve certain risks not generally associated with investments in the securities of U.S. issuers, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure international banks or securities depositories than those in the U.S. and foreign controls on investment. In addition, individual international country economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Income earned on foreign investments may be subject to foreign withholding taxes.
Forward Currency Contracts Risk. The Fund may enter into forward currency contracts. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, the Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.
General Market Risk. Certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.
Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities (including government-sponsored enterprises). Securities issued by agencies and instrumentalities may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing entity.
High Portfolio Turnover Rate Risk. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.
Interest Rate Risk. The prices of securities in general and fixed income securities in particular tend to be sensitive to interest rate fluctuations. Increases in interest rates can result in significant declines in the prices of fixed income securities. Securities with floating interest rates generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. The negative impact on fixed income securities generally from rate increases, regardless of the cause, could be swift and significant, which could result in losses by the Fund, even if anticipated by the Adviser.
Liquidity Risk. Certain investments and markets can become illiquid at times and negatively impact the price of an investment if the Fund were to sell during times of illiquidity.
Management Risk. Investment strategies employed by the Adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.
Preferred Stock Risk. Preferred stocks may be more volatile than fixed income securities and are more correlated with the issuer’s underlying common stock than fixed income securities. Additionally, the dividend on a preferred stock may be changed or omitted by the issuer, and participation in the growth of an issuer may be limited.
Prepayment Risk. The risk that the issuer of a debt security repays all or a portion of the principal prior to the security’s maturity therefore resulting in lower yields to shareholders of the Fund. The Fund may be unable to re-invest the proceeds in an investment with as great a yield.
Recent Market Events Risk. U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate changes, the possibility of a national or global recession, trade tensions and tariffs, political events and geopolitical conflicts. As a result of continuing political tensions and armed conflicts, including the wars in Europe and the Middle East, markets have experienced increased volatility. Continuing market volatility as a result of recent market conditions or other events may have an adverse effect on the performance of the Fund.
Redemption Risk. The Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets.

Rule 144A Securities Risk. The market for Rule 144A securities typically is less active than the market for publicly-traded securities. Rule 144A securities carry the risk that the liquidity of these securities may become impaired, making it more difficult for the Fund to sell these securities.
Sovereign Debt Risk. The Fund may invest in securities issued or guaranteed by foreign governmental entities (known as sovereign debt securities). These investments are subject to the risk of payment delays or defaults, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, large debt positions relative to the country’s economy, or failure to implement economic reforms. There is no legal or bankruptcy process for collecting sovereign debt.
SPACs Risk. The Fund invests in equity securities of SPACs, which raise assets to seek potential business combination opportunities. Unless and until a business combination is completed, a SPAC generally invests its assets in U.S. government securities, money market securities, and cash. Because SPACs have no operating history or ongoing business other than seeking a business combination, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable business combination. There is no guarantee that the SPACs in which the Fund invests will complete a business combination or that any business combination that is completed will be profitable. The market perception of a SPAC’s ability to complete a business combination could materially impact the market value of the SPAC’s securities. Public stockholders of SPACs may not be afforded a meaningful opportunity to vote on a proposed initial business combination because certain stockholders, including stockholders affiliated with the management of the SPAC, may have sufficient voting power, and a financial incentive, to approve such a transaction without support from public stockholders. As a result, a SPAC may complete a business combination even though a majority of its public stockholders do not support such a combination. Some SPACs may pursue a business combination only within certain industries or regions, which may increase the volatility of their prices.
Trade Versus Settlement Risk. The Fund may invest in securities that have varied settlement terms and dates. The longer the amount of time between trade date and settlement date the greater the risk that settlement will occur on a timely basis.
Yankee Bond Risk. Yankee bonds are subject to the same risks as other debt issues, notably credit risk, market risk, currency and liquidity risk. Other risks include adverse political and economic developments; the extent and quality of government regulations of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.
Zero Coupon Securities Risk. While interest payments are not made on such securities, holders of such securities are deemed to have received income annually, notwithstanding that cash may not be received currently. Some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds.
Performance
The bar chart demonstrates some of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year. The Average Annual Total Returns table also demonstrates these risks by showing how the Fund’s average annual total returns for the one year and since inception periods compare with those of a broad measure of market performance, as well as three additional indices provided to show perspective on the market for fixed income securities. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated performance information is available on the Fund’s website at www.crossingbridgefunds.com or by calling the Fund toll-free at 888-898-2780.
Calendar Year Returns as of December 31
During the period shown in the bar chart, the best performance for a quarter was 1.70% (for the quarter ended December 31, 2023) and the worst performance was 0.00% (for the quarter ended March 31, 2022).

Average Annual Total Returns (for the periods ended December 31, 2025)
Institutional Class Shares	One Year	Since Inception (June 30, 2021)
Return Before Taxes	5.22%	4.29%
Return After Taxes on Distributions	3.26%	2.50%
Return After Taxes on Distributions and Sale of Fund Shares	3.07%	2.52%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	7.30%	-0.05%
ICE BofA 0-1 Year U.S. Corporate Bond Index (reflects no deduction for fees, expenses, or taxes)	4.79%	3.59%
ICE BofA 0-1 Year U.S. Treasury Index (reflects no deduction for fees, expenses, or taxes)	4.32%	3.36%
ICE BofA 0-3 Year U.S. Fixed Rate Asset Backed Securities Index (reflects no deduction for fees, expenses, or taxes)	5.19%	3.16%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred or other tax-advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRA”).
In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax benefit to the investor.

Management
Investment Adviser. CrossingBridge Advisors, LLC, located at 427 Bedford Road, Suite 220, Pleasantville, New York, 10570, is the Fund’s investment adviser.
Portfolio Managers. David K. Sherman, Chief Investment Officer (“CIO”) of the Adviser, has served as a Portfolio Manager of the Fund since its inception in 2021. T. Kirk Whitney, CFA®, Senior Portfolio Manager of the Adviser, has served as a Portfolio Manager of the Fund since 2025. Previously, Mr. Whitney served as the Assistant Portfolio Manager of the Fund since its inception in 2021. Michael De Kler, Portfolio Manager of the Adviser, has served as a Portfolio Manager of the Fund since 2025.
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 52 of the Prospectus.

CrossingBridge Responsible Credit Fund

Investment Objective
The CrossingBridge Responsible Credit Fund (“Responsible Credit Fund” or the “Fund”) seeks high current income and capital appreciation consistent with the preservation of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Class
Management Fees	0.65%
Distribution and Service (12b-1) Fees	None
Shareholder Servicing Plan Fees(1)	0.09%
Other Expenses(2)	0.50%
Total Annual Fund Operating Expenses(2)(3)	1.24%
Less: Fee Waiver and/or Expense Reimbursement	-0.34%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)(3)	0.90%
(1)The Trust’s Board of Trustees (the “Board of Trustees”) has authorized a shareholder servicing plan fee up to 0.15% of the Fund’s average daily net assets. Currently, the shareholder servicing plan fee being charged is 0.09% of the Fund’s average daily net assets; however, the fee may be increased to 0.15% of the Fund’s average daily net assets at any time.
(2)Other Expenses includes acquired fund fees and expenses (“AFFE”), which are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table will differ from the Ratio of Expenses to Average Net Assets figures found within the “Financial Highlights” section of the Prospectus, which reflects the direct operating expenses of the Fund and does not include indirect expenses, such as AFFE. Total Annual Fund Operating Expenses also will not correlate to the Ratio of Expenses to Average Net Assets because the shareholder servicing plan fees above reflect the current amounts charged to the Fund.
(3)Pursuant to an operating expense limitation agreement between CrossingBridge Advisors, LLC (the “Adviser”), the Fund’s investment adviser, and the Trust, on behalf of the Fund, the Adviser has agreed to waive its management fees and/or reimburse Fund expenses to ensure that Total Annual Fund Operating Expenses (exclusive of front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, leverage (i.e., any expenses incurred in connection with borrowings made by the Fund) interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transactional expenses, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation (collectively “Excluded Expenses”)) do not exceed 0.80% of the Fund’s average annual net assets, through at least January 31, 2027. To the extent the Fund incurs Excluded Expenses, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement may be greater than 0.80%. The operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees. The Adviser may request recoupment of previously waived fees and paid expenses from the Fund up to three years from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, if such reimbursement will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The operating expense limitation agreement discussed in the table above is reflected only through January 31, 2027. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$92	$360	$648	$1,470
Portfolio Turnover
The Fund pays transaction costs, such as commissions or spreads, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 135% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing primarily in fixed income securities while actively managing interest rate and default risks. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities and other credit-related instruments that meet the Adviser’s responsible investing criteria.
Investment decisions for the Fund are made by the Adviser based on a bottom-up analysis of an issuer’s business model, quantitative and qualitative factors, as well as the Adviser’s “responsible investing criteria” (i.e., specific exclusionary and inclusionary criteria based on environmental, social and governance (“ESG”) standards). The Adviser utilizes a proprietary matrix to measure an issuer’s ESG engagement. The Adviser’s proprietary matrix sets a minimum threshold level that must be achieved for an issuer’s securities or other instruments to satisfy the Fund’s responsible investing criteria. The Adviser sources information relating to its responsible investing criteria from publicly-available resources such as financial filings, presentations, news articles, and management discussions. The Adviser monitors an issuer’s conformity to its responsible investing criteria and each holding will be formally reviewed by the Adviser biennially (every other year).

The Adviser believes that ESG industry standards will evolve over time, and such standards will continue to enhance the Adviser’s ability to identify and measure behaviors. The Adviser believes that certain products and business practices of an issuer may be detrimental and incompatible with mainstream views of responsible investing. Therefore, certain exclusionary criteria are applied by the Adviser as a first step in determining an individual investment’s suitability for the Fund. Issuers whose business is primarily engaged in one of the following activities will be excluded from the Fund:

•Weapons;
•Tobacco;
•Alcohol and Marijuana (for Recreational Purposes);
•Gambling;
•Pornography/Adult Entertainment;
•Certain Fossil Fuels (including Coal Mining and Fracking Exploration);
•Nuclear Fission (typically Power Plants);
•International Norms Violations; and

•Corporations or Sovereign Entities not adhering to the United Nations Global Compact Principles and the Organization for Economic Co-operation and Development (OECD) Guidelines for Multi-National Enterprises.

The Adviser considers any issuer whose business generates 10% or more of its revenues from one of the activities noted above to be “primarily engaged” in such activities and subject to exclusion. The Adviser may expand the list of exclusionary activities from time to time. The Adviser applies its exclusionary criteria to any investment considered for inclusion in the Fund’s portfolio.

The Adviser believes that applying an exclusionary screen to issuers that are non-conforming to its ESG standards is an important first step, but believes it is also important to integrate those issuers that have a positive ESG impact or ESG mindfulness that meet the Adviser’s inclusionary criteria described in the objectives below. The Adviser believes that responsible issuers can reward shareholders while being mindful of their ESG impact. As a responsible investor, the Adviser seeks to invest with issuers providing positive leadership in the pursuit of the following objectives:

Environmental Objectives:

•Reduce the negative operational impact and practices on the environment;
•Reduce the use of scarce resources;
•Reduce carbon emissions; and
•Pursue resource efficiency, sustainability, and innovation.

Social Objectives:

•Treat all constituencies in a proper and ethical manner;
•Address all constituencies in a fair and equitable manner;
•Promote health and well-being for all constituencies;
•Protect sensitive data for all constituencies;
•Market products in a sincere and factual approach;
•Provide employees with development and opportunity in an appropriate workplace; and
•Recognize barriers of underrepresented groups by supporting diversity and inclusion.

Governance Objectives:

•Independent members of an issuers Board that provide checks and balances;
•Diversification of backgrounds, skills, and philosophy among an issuers Board or executive officers;
•Promote transparency and communication;
•Exercise and supports law abidingness externally and from within;
•Develop programs to measure and improve environmental impact and social practices;
•Respect lenders rights and value similarly to shareholders; and
•Advocate ethical standards in operations and dealings with customers, employees, regulators, business partners and the greater community.

At least 80% of the Fund’s assets will be comprised of investments of issuers satisfying the Adviser’s minimum threshold for the inclusionary criteria. The Adviser deems governmental securities of G7 countries (Canada, France, Germany, Italy, Japan, the United Kingdom and the United States) to be of the highest ESG quality. Governmental securities of non-G7 countries will be evaluated by the Adviser on a case-by-case basis for inclusion in the Fund’s investment portfolio.

The Fund defines fixed income securities to include: bills, notes, bonds, debentures, convertible bonds, loan participations, mortgage- and asset-backed securities, Rule 144A fixed income securities, zero coupon securities, syndicated loan assignments, sovereign debt and other evidence of indebtedness issued by U.S. or foreign corporations, governments, government agencies or government instrumentalities, including floating-rate securities, commercial paper, preferred stock and fixed income-like equities. Convertible bonds, preferred stocks, and fixed income-like equities (e.g. special purpose acquisition companies (“SPACs”)) provide interest income and/or the potential for capital appreciation while having an effective maturity. Floating-rate securities provide interest income that can increase or decrease with interest rates. The Fund invests in individual fixed income securities without restriction as to issuer credit quality, capitalization or security maturity. The Fund may invest up to 100% of its assets in lower-quality fixed income securities — commonly known as “high yield” or “junk” bonds. Junk bonds are generally rated lower than Baa3 by Moody’s Investors Service (“Moody’s”) or lower than BBB- by Standard and Poor’s Rating Group (“S&P”). The Fund may invest in junk bonds that are in default, subject to bankruptcy or reorganization. High yield bonds have a higher expected rate of default than higher quality bonds.
The Adviser seeks to manage duration, currency, and default risks. Although the Adviser will take macro factors into consideration, the portfolio duration is primarily driven by bottom-up investment opportunities. Under normal market conditions, the Adviser will generally pursue a portfolio duration of 2.0 to 4.0. Duration is a measure of sensitivity of a security’s price to changes in interest rates. For example, a security with a duration of 2.0 would be expected to decrease in price 2% for every 1% rise in interest rates (the inverse is true as well).
The Adviser manages default risk by selecting securities of issuers that it believes will pay interest and principal regardless of their credit rating, based upon the Adviser’s credit analysis of each issuer. The Adviser may also select securities that are in default, subject to bankruptcy or reorganization where the Adviser believes the risks to be consistent with capital preservation, based on the Adviser’s analysis of an issuer’s liquidation value or post-bankruptcy or post-reorganization value.
The Adviser manages foreign currency risk by investing primarily in securities denominated in U.S. dollars, such as Yankee bonds. If the Fund were to invest in foreign currency denominated securities, the Fund restricts such activity to less than 35% of the Fund’s total assets. When deemed appropriate, the Adviser may hedge the foreign currency exposure typically, and primarily, with forward currency contracts. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties.
The Fund is “non-diversified” for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), which means that the Fund may invest in fewer securities at any one time than a diversified fund. However, the adviser manages the impact of the risk of each investment by a considered analysis of appropriate sizing and portfolio diversification.
The Fund may engage in active trading of its portfolio, resulting in a high turnover rate.
There is no assurance that the Fund will achieve its investment objective.
Principal Risks
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. Remember, in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund. The Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a

“principal risk” of investing in the Fund, regardless of the order in which it appears. The principal risks of investing in the Fund are:
Asset-Backed and Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are subject to risk of prepayment. These types of securities may also decline in value because of mortgage foreclosures or defaults on the underlying obligations. Asset-backed and mortgage-backed securities are also subject to extension risk, the risk that rising interest rates could cause prepayments to decrease, extending the life of asset-backed and mortgage-backed securities with lower payment rates.
Bank Loans Risk. The Fund’s investments in secured and unsecured assignments and/or participations in bank loans may create substantial risk. In making investments in such loans, which are made by banks or other financial intermediaries to borrowers, the Fund will depend primarily upon the creditworthiness of the borrower for payment of principal and interest. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations until potentially a substantial period after the sale of the loans. The Fund, therefore, may be forced to sell other assets at a loss to pay redemption proceeds. A significant portion of bank loans may be “covenant lite” loans that may contain fewer or less restrictive constraints on the borrower and fewer or no financial maintenance covenants and restrictions. A covenant lite loan typically contains fewer clauses which allow an investor to proactively enforce financial covenants. Covenant lite loans also generally provide fewer investor protections if certain criteria are breached. The Fund may experience losses or delays in enforcing its rights on its holdings of covenant lite loans. The secondary market for bank loans is a private, unregulated inter-dealer or inter-bank resale market. Purchases and sales of loans are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold. These restrictions may impede the Fund’s ability to buy or sell loans and may negatively impact the transaction price. It may take longer than seven days for transactions in loans to settle. The Fund may hold cash, sell investments or temporarily borrow from banks to meet short-term liquidity needs due to the extended loan settlement process, such as to satisfy redemption requests from Fund shareholders. U.S. federal securities laws afford certain protections against fraud and misrepresentation in connection with the offering or sale of a security, as well as against manipulation of trading markets for securities. The typical practice of a lender in relying exclusively or primarily on reports from the borrower may involve the risk of fraud, misrepresentation, or market manipulation by the borrower. It is unclear whether U.S. federal securities law protections are available to an investment in a loan. In certain circumstances, loans may not be deemed to be securities, and in the event of fraud or misrepresentation by a borrower, lenders may not have the protection of the anti-fraud provisions of the federal securities laws. However, contractual provisions in the loan documents may offer some protections, and lenders may also avail themselves of common-law fraud protections under applicable state law.
Below Investment Grade Securities Risks (commonly referred to as “junk” bonds). The Fund may invest up to 100% of its assets in fixed income instruments that are or are deemed to be the equivalent in terms of quality to securities rated below investment grade by nationally recognized statistical rating organizations (“NRSROs”) and accordingly involve great risk. Such securities are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk to adverse conditions. These securities offer higher returns than bonds with higher ratings as compensation for holding an obligation of an issuer perceived to be less creditworthy. The market prices of such securities are also subject to abrupt and erratic market movements and above-average price volatility, and the spread between the bid and ask prices of such securities may be greater than those prevailing in other securities markets. Changes in economic conditions or developments regarding issuers of non-investment grade debt securities are more likely to cause price volatility and weaken the capacity of such issuers to make principal and interest payments than is the case for higher grade debt securities. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.
Convertible Securities Risk. A convertible security is a fixed income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. The market value of a convertible security performs like that of a regular debt security, that is, if market interest rates rise, the value of the convertible security falls.
Corporate Events Risk. Corporate events risk is the risk that a corporate transaction or opportunity will not occur, or a natural disaster or regulatory change will cause an abrupt downgrade in a corporate bond which may lower the Fund’s performance.
Credit-Related Instruments Risk. The Fund’s investments in fixed income securities and instruments that are linked to fixed income securities are subject to several risks. Interest rates may go up resulting in a decrease in the value of the securities held by the Fund. Interest rates have risen from historically low levels, and may rise further. A credit rating assigned to a particular debt security is essentially the opinion of an NRSRO as to the credit quality of an issuer and may prove to be inaccurate. There is also the risk that a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates. Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. Limited trading opportunities for certain fixed income securities may make it more difficult to sell or buy a security at a favorable price or time, particularly during periods of market turmoil, and may also make these securities difficult to value.
Credit Risk. Debt portfolios are subject to credit risk. Credit risk refers to the likelihood that an issuer will default in the payment of principal and/or interest on an instrument. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, lack or inadequacy of collateral or credit enhancement for a debt instrument may affect its credit risk. Credit risk may change over the life of an instrument, and debt obligations which are rated by rating agencies are often reviewed and may be subject to downgrade.
Cybersecurity Risk. With the Internet and other technologies being essential to conducting business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
Distressed Securities Risk. The Fund may invest in securities of companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although such investments may result in significant returns to the Fund, they involve a substantial degree of risk. Any one or all of the issuers of the securities in which the Fund may invest may be unsuccessful or not show any return for a considerable period of time. The level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial difficulties is unusually high. There is no assurance that the Adviser will correctly evaluate the value of the assets collateralizing the Fund’s loans or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than the Fund’s original investment. Under such circumstances, the returns generated from the Fund’s investments in distressed securities may not adequately compensate for the risks assumed. In addition, there is no minimum credit standard that is a prerequisite to the Fund’s investment in any instrument, and a significant portion of the obligations and preferred stock in which the Fund invests may be less than investment grade.
Equity Securities Risk. The Fund may invest in income producing equity securities. Although investments in income producing equity securities are considered safer than equity securities in general, and equities historically have been a leading choice for long-term investors, the values of stocks rise and fall depending on many factors. The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry). Market and economic factors may adversely affect securities markets generally, which could in turn adversely affect the value of the Fund’s investments, regardless of the performance or expected performance of companies in which the Fund invests.
ESG Investment Risk. The Fund’s focus on sustainability considerations (ESG criteria) may limit the number of investment opportunities available to the Fund, and as a result, at times, the Fund may underperform funds that are not subject to similar investment considerations.
Fixed Income Securities Market Risk. Difficult conditions in the broader financial markets have in the past resulted in a temporary but significant contraction in liquidity for fixed income securities. Liquidity relates to the ability of the Fund to sell its investments in a timely manner at a price approximately equal to its value on the Fund’s books. To the extent that the market for fixed income securities suffers such a contraction, securities that were considered liquid at the time of investment could become temporarily illiquid, and the Adviser may experience delays or difficulty in selling assets at the prices at which the Fund carries such assets, which may result in a loss to the Fund. There is no way to predict reliably when such market conditions could re-occur or how long such conditions could persist.

In the event of a severe market contraction precipitated by general market turmoil, economic conditions, changes in prevailing interest rates or otherwise, coupled with extraordinary levels of Fund shareholder redemption requests, the Fund may have to consider selling its holdings at a loss including at prices below the current value on the Fund’s books, borrowing money to satisfy redemption requests in accordance with the Fund’s borrowing policy or postponing payment of redemption requests for up to seven days or longer, as permitted by applicable law, or other extraordinary measures. In addition, if the Fund needed to sell large blocks of investments to meet shareholder redemption requests or to raise cash, those sales could further reduce prices, particularly for lower-rated and unrated securities.
Interest rate changes may have adverse effects on investment, volatility and liquidity in the market for fixed income securities. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.
Fixed Income Securities Risk. The Fund invests a significant portion of its assets in fixed income securities. Fixed income securities are subject to credit risk and market risk, including interest rate risk. Credit risk is the risk of the issuer’s inability to meet its principal and interest payment obligations. Market risk is the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. There is no limitation on the maturities of fixed income securities in which the Fund invests. Securities having longer maturities generally involve greater risk of fluctuations in value resulting from changes in interest rates.
Floating Rate Risk. Securities with floating interest rates generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate instruments will not generally increase in value if interest rates decline. Changes in interest rates will also affect the amount of interest income the Fund earns on its floating rate investments.
Foreign Investments Risk. Investments in fixed income securities and instruments that are linked to fixed income securities (collectively, “Credit-Related Instruments”) of foreign issuers involve certain risks not generally associated with investments in the securities of U.S. issuers, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure international banks or securities depositories than those in the U.S. and foreign controls on investment. In addition, individual international country economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Income earned on foreign investments may be subject to foreign withholding taxes.
Forward Currency Contracts Risk. The Fund may enter into forward currency contracts. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, the Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.
General Market Risk. Certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.
Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities (including government-sponsored enterprises). Securities issued by agencies and instrumentalities may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing entity.
High Portfolio Turnover Rate Risk. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.
Interest Rate Risk. The prices of securities in general and fixed income securities in particular tend to be sensitive to interest rate fluctuations. Increases in interest rates can result in significant declines in the prices of fixed income securities. Securities with floating interest rates generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. The negative impact on fixed income securities generally from rate increases, regardless of the cause, could be swift and significant, which could result in losses by the Fund, even if anticipated by the Adviser.
Liquidity Risk. Certain investments and markets can become illiquid at times and negatively impact the price of an investment if the Fund were to sell during times of illiquidity.
Management Risk. Investment strategies employed by the Adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.
Non-Diversification Risk. The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in the obligations of a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s net asset value (“NAV”) and may make the Fund more volatile than more diversified funds.
Preferred Stock Risk. Preferred stocks may be more volatile than fixed income securities and are more correlated with the issuer’s underlying common stock than fixed income securities. Additionally, the dividend on a preferred stock may be changed or omitted by the issuer, and participation in the growth of an issuer may be limited.
Prepayment Risk. The risk that the issuer of a debt security repays all or a portion of the principal prior to the security’s maturity therefore resulting in lower yields to shareholders of the Fund. The Fund may be unable to re-invest the proceeds in an investment with as great a yield.
Recent Market Events Risk. U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate changes, the possibility of a national or global recession, trade tensions and tariffs, political events and geopolitical conflicts. As a result of continuing political tensions and armed conflicts, including the wars in Europe and the Middle East, markets have experienced increased volatility. Continuing market volatility as a result of recent market conditions or other events may have an adverse effect on the performance of the Fund.
Redemption Risk. The Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets.
Rule 144A Securities Risk. The market for Rule 144A securities typically is less active than the market for publicly-traded securities. Rule 144A securities carry the risk that the liquidity of these securities may become impaired, making it more difficult for the Fund to sell these securities.
Sovereign Debt Risk. The Fund may invest in securities issued or guaranteed by foreign governmental entities (known as sovereign debt securities). These investments are subject to the risk of payment delays or defaults, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, large debt positions relative to the country’s economy, or failure to implement economic reforms. There is no legal or bankruptcy process for collecting sovereign debt.

SPACs Risk. The Fund invests in equity securities of SPACs, which raise assets to seek potential business combination opportunities. Unless and until a business combination is completed, a SPAC generally invests its assets in U.S. government securities, money market securities, and cash. Because SPACs have no operating history or ongoing business other than seeking a business combination, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable business combination. There is no guarantee that the SPACs in which the Fund invests will complete a business combination or that any business combination that is completed will be profitable. The market perception of a SPAC’s ability to complete a business combination could materially impact the market value of the SPAC’s securities. Public stockholders of SPACs may not be afforded a meaningful opportunity to vote on a proposed initial business combination because certain stockholders, including stockholders affiliated with the management of the SPAC, may have sufficient voting power, and a financial incentive, to approve such a transaction without support from public stockholders. As a result, a SPAC may complete a business combination even though a majority of its public stockholders do not support such a combination. Some SPACs may pursue a business combination only within certain industries or regions, which may increase the volatility of their prices.
Trade Versus Settlement Risk. The Fund may invest in securities that have varied settlement terms and dates. The longer the amount of time between trade date and settlement date the greater the risk that settlement will occur on a timely basis.
Yankee Bond Risk. Yankee bonds are subject to the same risks as other debt issues, notably credit risk, market risk, currency and liquidity risk. Other risks include adverse political and economic developments; the extent and quality of government regulations of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.
Zero Coupon Securities Risk. While interest payments are not made on such securities, holders of such securities are deemed to have received income annually, notwithstanding that cash may not be received currently. Some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds.
Performance
The bar chart demonstrates some of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year. The Average Annual Total Returns table also demonstrates these risks by showing how the Fund’s average annual total returns for the one year and since inception periods compare with those of a broad measure of market performance, as well as three additional indices provided to show perspective on the market for fixed income securities. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.crossingbridgefunds.com or by calling the Fund toll-free at 888-898-2780.

Calendar Year Returns as of December 31
During the period shown in the bar chart, the best performance for a quarter was 2.89% (for the quarter ended (September 30, 2023) and the worst performance was -1.62% (for the quarter ended June 30, 2022).

Average Annual Total Returns (for the periods ended December 31, 2025)
Institutional Class Shares	One Year	Since Inception (June 30, 2021)
Return Before Taxes	4.95%	5.13%
Return After Taxes on Distributions	1.85%	2.11%
Return After Taxes on Distributions and Sale of Fund Shares	2.90%	2.62%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	7.30%	-0.05%
ICE BofA U.S. High Yield Total Return Index (reflects no deduction for fees, expenses, or taxes)	8.50%	4.16%
ICE BofA U.S. Corporate Bond Index (reflects no deduction for fees, expenses, or taxes)	7.78%	0.36%
ICE BofA 3-7 Year U.S. Treasury Index (reflects no deduction for fees, expenses, or taxes)	7.14%	0.55%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred or other tax-advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRA”).
In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax benefit to the investor.
Management
Investment Adviser. CrossingBridge Advisors, LLC, located at 427 Bedford Road, Suite 220, Pleasantville, New York, 10570, is the Fund’s investment adviser.

Portfolio Managers. David K. Sherman, Chief Investment Officer (“CIO”) of the Adviser, has served as a Portfolio Manager of the Fund since its inception in 2021. T. Kirk Whitney, CFA®, Senior Portfolio Manager of the Adviser, has served as a Portfolio Manager of the Fund since 2025. Previously, Mr. Whitney served as the Assistant Portfolio Manager of the Fund since its inception in 2021. Spencer Rolfe, Portfolio Manager of the Adviser, has served as a Portfolio Manager of the Fund since January 2025.
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 52 of the Prospectus.

RiverPark Strategic Income Fund

Investment Objective
The RiverPark Strategic Income Fund (the “Strategic Income Fund” or the “Fund”) seeks high current income and capital appreciation consistent with the preservation of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Class	Retail Class
Management Fees	0.65%	0.65%
Distribution and Service (12b-1) Fees	None	0.25%
Shareholder Servicing Plan Fees(1)	0.12%	0.12%
Other Expenses(2)	0.13%	0.13%
Interest Expense and Dividends on Short Positions	0.10%	0.10%
Total Annual Fund Operating Expenses(2)	1.00%	1.25%
(1)The Trust’s Board of Trustees (the “Board of Trustees”) has authorized a shareholder servicing plan fee up to 0.15% of the Fund’s average daily net assets. Currently, the shareholder servicing plan fee being charged is 0.12% of the Fund’s average daily net assets; however, the fee may be increased to 0.15% of the Fund’s average daily net assets at any time.
(2)Other Expenses includes acquired fund fees and expenses (“AFFE”), which are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table will differ from the Ratio of Expenses to Average Net Assets figures found within the “Financial Highlights” section of the Prospectus, which reflects the direct operating expenses of the Fund and does not include indirect expenses, such as AFFE. Total Annual Fund Operating Expenses also will not correlate to the Ratio of Expenses to Average Net Assets because the shareholder servicing plan fees above reflect the current amounts charged to the Fund.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	One Year	Three Years	Five Years	Ten Years
Institutional Class	$102	$318	$552	$1,225
Retail Class	$127	$397	$686	$1,511

Portfolio Turnover
The Fund pays transaction costs, such as commissions or spreads, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.

During the most recent fiscal year, the Fund’s portfolio turnover rate was 100% of the average value of its portfolio.

Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing in both investment grade and non-investment grade debt, preferred stock, convertible bonds (i.e., debt securities that provide the Fund with a right or an obligation to exchange the debt security for a predetermined number of shares in the issuing company), bank loans, high yield bonds, mortgage- and asset-backed securities, special purpose acquisition companies (“SPACs”) and income producing equities (collectively, “Securities”) that CrossingBridge Advisors, LLC (the “Adviser”), the Fund’s investment adviser, deems appropriate for the Fund’s investment objective. The Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities and income producing equities.

The Fund may invest up to 100% of its assets in fixed income securities. The fixed income securities in which the Fund will invest include fixed income securities of various credit qualities (i.e., investment grade and below investment grade (i.e., junk bonds)) and maturities (i.e., long-term, intermediate and short-term). The Fund may invest up to 100% of its assets in below investment grade fixed income securities. The Fund will invest in individual fixed income securities without restriction as to duration. The Fund’s investment in below investment grade fixed income securities may include distressed securities, which are fixed income securities issued by companies experiencing significant financial or business difficulties such as bankruptcy, reorganization or liquidation proceedings. The income producing equities that the Fund may invest in include those that either have a substantial dividend yield or the Adviser believes the issuing company will distribute significant assets over a certain period of time.

The Fund will invest primarily in U.S. dollar-denominated securities but may invest up to 35% of its assets in foreign fixed income securities including sovereign debt and foreign currency-denominated securities. The Fund may hedge the foreign currency exposure by investing in forward currency contracts. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties. The Fund may also invest up to 35% of its assets in income producing equities. The Fund’s investments will be diversified across individual issuers and industries. The Fund, however, will invest without restriction as to issuer credit quality, or security maturity.

Although the Adviser will take macro factors (i.e., the effect of interest rates on the Fund’s investments) into consideration, the Fund’s portfolio construction is primarily driven by bottom-up investment analysis. This means that the Adviser looks at Securities on an individual basis to determine if a Security is an attractive investment opportunity and if it is consistent with the Fund’s investment objective. The Fund’s buy and sell decisions are driven by the Adviser’s investment process. The Fund may hold Securities until maturity but will sell a Security when the Adviser determines a Security is no longer an attractive investment opportunity consistent with the Fund’s investment objective, when a more attractive investment opportunity becomes available or to satisfy redemption requests. In addition, a Security may be purchased at a premium or discount and/or sold prior to maturity where the Adviser believes it is advantageous to do so. The Fund may invest up to 15% of the value of its total assets to effect short sales of securities, including up to 10% in short sales of exchange-traded funds (“ETFs”) to hedge the portfolio if the Adviser believes it is consistent with achieving the Fund’s investment objective. Other than for temporary purposes, the Fund will not borrow in order to gain leverage.

The Fund may engage in active trading of its portfolio, resulting in a high turnover rate.

There is no assurance that the Fund will achieve its investment objectives.

Principal Risks
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. Remember, in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund. The Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. The principal risks of investing in the Fund are:
Asset-Backed and Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are subject to risk of prepayment. These types of securities may also decline in value because of mortgage foreclosures or defaults on the underlying obligations. Asset-backed and mortgage-backed securities are also subject to extension risk, the risk that rising interest rates could cause prepayments to decrease, extending the life of asset-backed and mortgage-backed securities with lower payment rates.
Bank Loans Risk. The Fund’s investments in secured and unsecured assignments and/or participations in bank loans may create substantial risk. In making investments in such loans, which are made by banks or other financial intermediaries to borrowers, the Fund will depend primarily upon the creditworthiness of the borrower for payment of principal and interest. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations until potentially a substantial period after the sale of the loans. The Fund, therefore, may be forced to sell other assets at a loss to pay redemption proceeds. A significant portion of bank loans may be “covenant lite” loans that may contain fewer or less restrictive constraints on the borrower and fewer or no financial maintenance covenants and restrictions. A covenant lite loan typically contains fewer clauses which allow an investor to proactively enforce financial covenants. Covenant lite loans also generally provide fewer investor protections if certain criteria are breached. The Fund may experience losses or delays in enforcing its rights on its holdings of covenant lite loans. The secondary market for bank loans is a private, unregulated inter-dealer or inter-bank resale market. Purchases and sales of loans are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold. These restrictions may impede the Fund’s ability to buy or sell loans and may negatively impact the transaction price. It may take longer than seven days for transactions in loans to settle. The Fund may hold cash, sell investments or temporarily borrow from banks to meet short-term liquidity needs due to the extended loan settlement process, such as to satisfy redemption requests from Fund shareholders. U.S. federal securities laws afford certain protections against fraud and misrepresentation in connection with the offering or sale of a security, as well as against manipulation of trading markets for securities. The typical practice of a lender in relying exclusively or primarily on reports from the borrower may involve the risk of fraud, misrepresentation, or market manipulation by the borrower. It is unclear whether U.S. federal securities law protections are available to an investment in a loan. In certain circumstances, loans may not be deemed to be securities, and in the event of fraud or misrepresentation by a borrower, lenders may not have the protection of the anti-fraud provisions of the federal securities laws. However, contractual provisions in the loan documents may offer some protections, and lenders may also avail themselves of common-law fraud protections under applicable state law.
Below Investment Grade Securities Risks (commonly referred to as “junk” bonds). The Fund may invest up to 100% of its assets in fixed income instruments that are or are deemed to be the equivalent in terms of quality to securities rated below investment grade by nationally recognized statistical rating organizations (“NRSROs”) and accordingly involve great risk. Such securities are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk to adverse conditions. These securities offer higher returns than bonds with higher ratings as compensation for holding an obligation of an issuer perceived to be less creditworthy. The market prices of such securities are also subject to abrupt and erratic market movements and above-average price volatility, and the spread between the bid and ask prices of such securities may be greater than those prevailing in other securities markets. Changes in economic conditions or developments regarding issuers of non-investment grade debt securities are more likely to cause price volatility and weaken the capacity of such issuers to make principal and interest payments than is the case for higher grade debt securities. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.
Convertible Securities Risk. A convertible security is a fixed income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. The market value of a convertible security performs like that of a regular debt security, that is, if market interest rates rise, the value of the convertible security falls.
Credit Risk. Debt portfolios are subject to credit risk. Credit risk refers to the likelihood that an issuer will default in the payment of principal and/or interest on an instrument. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, lack or inadequacy of collateral or credit enhancement for a debt instrument may affect its credit risk. Credit risk may change over the life of an instrument, and debt obligations which are rated by rating agencies are often reviewed and may be subject to downgrade.
Cybersecurity Risk. With the Internet and other technologies being essential to conducting business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
Distressed Securities Risk. The Fund may invest in securities of companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although such investments may result in significant returns to the Fund, they involve a substantial degree of risk. Any one or all of the issuers of the securities in which the Fund may invest may be unsuccessful or not show any return for a considerable period of time. The level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial difficulties is unusually high. There is no assurance that the Adviser will correctly evaluate the value of the assets collateralizing the Fund’s loans or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than the Fund’s original investment. Under such circumstances, the returns generated from the Fund’s investments in distressed securities may not adequately compensate for the risks assumed. In addition, there is no minimum credit standard that is a prerequisite to the Fund’s investment in any instrument, and a significant portion of the obligations and preferred stock in which the Fund invests may be less than investment grade.

Equity Securities Risk. The Fund may invest in income producing equity securities. Although investments in income producing equity securities are considered safer than equity securities in general, and equities historically have been a leading choice for long-term investors, the values of stocks rise and fall depending on many factors. The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry). Market and economic factors may adversely affect securities markets generally, which could in turn adversely affect the value of the Fund’s investments, regardless of the performance or expected performance of companies in which the Fund invests.
Fixed Income Securities Market Risk. Difficult conditions in the broader financial markets have in the past resulted in a temporary but significant contraction in liquidity for fixed income securities. Liquidity relates to the ability of the Fund to sell its investments in a timely manner at a price approximately equal to its value on the Fund’s books. To the extent that the market for fixed income securities suffers such a contraction, securities that were considered liquid at the time of investment could become temporarily illiquid, and the Adviser may experience delays or difficulty in selling assets at the prices at which the Fund carries such assets, which may result in a loss to the Fund. There is no way to predict reliably when such market conditions could re-occur or how long such conditions could persist.
In the event of a severe market contraction precipitated by general market turmoil, economic conditions, changes in prevailing interest rates or otherwise, coupled with extraordinary levels of Fund shareholder redemption requests, the Fund may have to consider selling its holdings at a loss including at prices below the current value on the Fund’s books, borrowing money to satisfy redemption requests in accordance with the Fund’s borrowing policy or postponing payment of redemption requests for up to seven days or longer, as permitted by applicable law, or other extraordinary measures. In addition, if the Fund needed to sell large blocks of investments to meet shareholder redemption requests or to raise cash, those sales could further reduce prices, particularly for lower-rated and unrated securities.
Interest rate changes may have adverse effects on investment, volatility and liquidity in the market for fixed income securities. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.
Fixed Income Securities Risk. The Fund invests a significant portion of its assets in fixed income securities. Fixed income securities are subject to credit risk and market risk, including interest rate risk. Credit risk is the risk of the issuer’s inability to meet its principal and interest payment obligations. Market risk is the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. There is no limitation on the maturities of fixed income securities in which the Fund invests. Securities having longer maturities generally involve greater risk of fluctuations in value resulting from changes in interest rates.
Foreign Investments Risk. Investments in fixed income securities and instruments that are linked to fixed income securities (collectively, “Credit-Related Instruments”) of foreign issuers involve certain risks not generally associated with investments in the securities of U.S. issuers, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure international banks or securities depositories than those in the U.S. and foreign controls on investment. In addition, individual international country economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-

sufficiency and balance of payments position. Income earned on foreign investments may be subject to foreign withholding taxes.
Forward Currency Contracts Risk. The Fund may enter into forward currency contracts. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, the Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.
General Market Risk. Certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.
High Portfolio Turnover Rate Risk. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.
Illiquid Investments Risk. Illiquid investments include any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or dispositions significantly changing the market value of the investment, and include repurchase agreements maturing in more than seven days. The Fund’s investments in certain types of fixed income securities such as bank loans, mortgage-backed securities and below investment grade fixed income securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid investments if market conditions develop that make such investments difficult to sell. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed income securities generally decline. Illiquid investments involve the risk that the securities will not be able to be sold at the time desired by the Adviser or at prices approximating the value at which the Fund is carrying the securities.
Interest Rate Risk. The prices of securities in general and fixed income securities in particular tend to be sensitive to interest rate fluctuations. Increases in interest rates can result in significant declines in the prices of fixed income securities. Securities with floating interest rates generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. The negative impact on fixed income securities generally from rate increases, regardless of the cause, could be swift and significant, which could result in losses by the Fund, even if anticipated by the Adviser.
Management Risk. Investment strategies employed by the Adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.
Preferred Stock Risk. Preferred stocks may be more volatile than fixed income securities and are more correlated with the issuer’s underlying common stock than fixed income securities. Additionally, the dividend on a preferred stock may be changed or omitted by the issuer, and participation in the growth of an issuer may be limited.

Recent Market Events Risk. U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate changes, the possibility of a national or global recession, trade tensions and tariffs, political events and geopolitical conflicts. As a result of continuing political tensions and armed conflicts, including the wars in Europe and the Middle East, markets have experienced increased volatility. Continuing market volatility as a result of recent market conditions or other events may have an adverse effect on the performance of the Fund.
Short Sales Risk. A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position. A short sale will be successful if the price of the shorted security decreases. However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss. The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions. With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. The Fund would also incur increased transaction costs associated with selling securities short. In addition, if the Fund sells securities short, it must maintain a segregated account with its custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund’s broker (not including the proceeds from the short sales).
Sovereign Debt Risk. The Fund may invest in securities issued or guaranteed by foreign governmental entities (known as sovereign debt securities). These investments are subject to the risk of payment delays or defaults, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, large debt positions relative to the country’s economy, or failure to implement economic reforms. There is no legal or bankruptcy process for collecting sovereign debt.
SPACs Risk. The Fund invests in equity securities of SPACs, which raise assets to seek potential business combination opportunities. Unless and until a business combination is completed, a SPAC generally invests its assets in U.S. government securities, money market securities, and cash. Because SPACs have no operating history or ongoing business other than seeking a business combination, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable business combination. There is no guarantee that the SPACs in which the Fund invests will complete a business combination or that any business combination that is completed will be profitable. The market perception of a SPAC’s ability to complete a business combination could materially impact the market value of the SPAC’s securities. Public stockholders of SPACs may not be afforded a meaningful opportunity to vote on a proposed initial business combination because certain stockholders, including stockholders affiliated with the management of the SPAC, may have sufficient voting power, and a financial incentive, to approve such a transaction without support from public stockholders. As a result, a SPAC may complete a business combination even though a majority of its public stockholders do not support such a combination. Some SPACs may pursue a business combination only within certain industries or regions, which may increase the volatility of their prices.
Performance
The bar chart demonstrates some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for Institutional Class shares. The Average Annual Total Returns table also demonstrates these risks by showing how the average annual returns for the Fund’s Institutional Class and

Retail Class shares for the one year, five year, and ten year periods compare with those of a broad measure of market performance, as well as three additional indices provided to show perspective on the market for fixed income securities.

Effective on May 12, 2023, the RiverPark Strategic Income Fund, a series of RiverPark Funds Trust (the “Predecessor Fund”) reorganized into the Fund, a newly-created series of the Trust (the “Reorganization”). For periods prior to the Reorganization, the performance figures for Institutional Class and Retail Class shares reflect the historical performance of the Institutional Class and Retail Class shares, respectively, of the Predecessor Fund. The Fund has adopted the performance and financial history of the Predecessor Fund. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.crossingbridgefunds.com or by calling the Fund toll-free at 888-898-2780.

Calendar Year Returns as of December 31*

* The returns shown in the bar chart are for Institutional Class shares of the Fund. Retail Class shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses. Performance for Retail Class shares would be lower as expenses for Retail Class shares are higher.

During the period shown in the bar chart, the best performance for a quarter for the Fund’s Institutional Class shares was 9.83% (for the quarter ended June 30, 2020) and the worst performance for a quarter for the Fund’s Institutional Class shares was -12.86% (for the quarter ended March 31, 2020).

Average Annual Total Returns (for the periods ended December 31, 2025)
Institutional Class Shares	One Year	Five Year	Ten Year
Return Before Taxes	6.58%	6.45%	5.54%
Return After Taxes on Distributions	3.14%	3.49%	2.95%
Return After Taxes on Distributions and Sales of Fund Shares	3.86%	3.67%	3.10%
Retail Class Shares
Return Before Taxes	6.31%	6.21%	5.30%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	7.30%	-0.36%	2.01%
ICE BofA U.S. High Yield Total Return Index (reflects no deduction for fees, expenses, or taxes)	8.50%	4.50%	6.45%
ICE BofA 3-7 Year U.S. Treasury Index (reflects no deduction for fees, expenses, or taxes)	7.14%	0.21%	1.76%
ICE BofA U.S. Corporate Bond Index (reflects no deduction for fees, expenses, or taxes)	7.78%	0.11%	3.36%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred or other tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). The after-tax returns are shown for Institutional Class shares only and after-tax returns for Retail Class shares will vary.

In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax benefit to the investor.

Management

Investment Adviser. CrossingBridge Advisors, LLC, located at 427 Bedford Road, Suite 220, Pleasantville, New York, 10570, is the Fund’s investment adviser.

Portfolio Managers. David K. Sherman, Chief Investment Officer (“CIO”) of the Adviser, has served as a Portfolio Manager of the Fund since its inception in 2013. Spencer Rolfe, Portfolio Manager of the Adviser, has served as a Portfolio Manager of the Fund since 2025. Previously, Mr. Rolfe had served as the Assistant Portfolio Manager of the Fund since 2023.

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 52 of the Prospectus.

CrossingBridge Nordic High Income Bond Fund

Investment Objective
The CrossingBridge Nordic High Income Bond Fund (the “Nordic High Income Bond Fund” or the “Fund”) seeks high current income and capital appreciation consistent with the preservation of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Class
Management Fees	0.65%
Distribution and Service (12b-1) Fees	None
Shareholder Servicing Plan Fees(1)	0.10%
Other Expenses	0.60%
Acquired Fund Fees and Expenses(2)	0.02%
Total Annual Fund Operating Expenses(3)	1.37%
Less: Fee Waiver and/or Expense Reimbursement	-0.40%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(3)	0.97%
(1)The Trust’s Board of Trustees (the “Board of Trustees”) has authorized a shareholder servicing plan fee up to 0.15% of the Fund’s average daily net assets. Currently, the shareholder servicing plan fee being charged is 0.10% of the Fund’s average daily net assets; however, the fee may be increased to 0.15% of the Fund’s average daily net assets at any time.
(2)Acquired Fund Fees and Expenses (“AFFE”) are the indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table will differ from the Ratio of Expenses to Average Net Assets figures found within the “Financial Highlights” section of the Prospectus, which reflects the direct operating expenses of the Fund and does not include indirect expenses, such as AFFE. Total Annual Fund Operating Expenses also will not correlate to the Ratio of Expenses to Average Net Assets because the shareholder servicing plan fees above reflect the current amounts charged to the Fund.
(3)Pursuant to an operating expense limitation agreement between CrossingBridge Advisors, LLC (the “Adviser”), the Fund’s investment adviser, and the Trust, on behalf of the Fund, the Adviser has agreed to waive its management fees and/or reimburse Fund expenses to ensure that Total Annual Fund Operating Expenses (exclusive of front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, leverage (i.e., any expenses incurred in connection with borrowings made by the Fund) interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transactional expenses, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation (collectively “Excluded Expenses”)) do not exceed 0.85% of the Fund’s average annual net assets, through at least January 31, 2027. To the extent the Fund incurs Excluded Expenses, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement may be greater than 0.85%. The operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees. The Adviser may request recoupment of previously waived fees and paid expenses from the Fund up to three years from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, if such reimbursement will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The operating expense limitation agreement discussed in the table above is reflected only through January 31, 2027. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$99	$394	$712	$1,612

Portfolio Turnover
The Fund pays transaction costs, such as commissions or spreads, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 76% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, (plus the amount of any borrowings for investment purposes) in income producing bonds that are issued, originated, or underwritten out of the Nordic Countries (as defined below). The Adviser considers the Nordic Countries to be Denmark, Finland, Iceland, Norway and Sweden. The Adviser will construct the Fund’s portfolio by investing in corporate bonds including, but not limited to, fixed or floating rate bonds, zero-coupon bonds and convertible bonds, and bonds issued by governments, government agencies or government instrumentalities of the Nordic Countries.

The Fund invests in individual securities without restriction as to issuer credit quality, capitalization, security maturity, or currency-denomination. The Fund may invest up to 100% of its assets in lower-quality bonds — commonly known as “high yield” or “junk” bonds. Junk bonds are generally rated lower than Baa3 by Moody’s Investors Service (“Moody’s”) or lower than BBB- by Standard and Poor’s Rating Group (“S&P”). The Fund may invest in junk bonds that are in default, subject to bankruptcy or reorganization. High yield bonds have a higher expected rate of default than higher quality bonds. The Fund will invest in both bonds that are secured by the assets of the issuer and unsecured bonds. The Fund may invest in privately placed bonds that may be resold to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the Securities Act of 1933 (“Rule 144A Securities”). The Fund may also invest up to 100% of its total assets in foreign currency denominated securities.

The Adviser seeks to manage default and currency risks. The Adviser seeks to manage default risk by selecting securities of issuers that it believes will pay interest and principal regardless of their credit rating, based upon the Adviser’s credit analysis of each issuer. The Adviser may also select securities that are in default, subject to bankruptcy or reorganization where the Adviser believes the risks to be consistent with capital preservation, based on the Adviser’s analysis of an issuer’s liquidation value or post-bankruptcy or post-reorganization value.

The Adviser seeks to manage currency risk, when appropriate, by hedging foreign currency exposure typically, and primarily, with forward currency contracts. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties. The Fund may also manage currency risk by investing in bonds denominated in U.S. dollars, such as Yankee bonds.

The Fund may invest in derivative instruments, specifically options, swap agreements and forward currency contracts (collectively, “Derivatives”) to reduce exposure to, or “hedge” against, market volatilities and other risks. The Fund may also use a Derivative rather than investing directly in an underlying asset class as a low-cost, effective means to gain exposure to such asset class. The Fund will count the notional value of investments in derivative instruments towards compliance with the 80% investment policy discussed above, except that investments in derivative instruments for the purpose of hedging foreign currency risk will not be counted towards the 80% investment policy.

The Fund will sell an investment during portfolio rebalancing periods when the Fund’s holdings in that investment are larger than the allocation suggested by the Adviser’s investment models or when a more attractive investment becomes available. The Adviser may engage in active trading of the Fund’s portfolio investments, resulting in a high portfolio turnover rate, to achieve the Fund’s investment objective.

There is no assurance the Fund will achieve its investment objective.

Principal Risks
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. Remember, in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund. The Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. The principal risks of investing in the Fund are:

Below Investment Grade Securities Risks (commonly referred to as “junk” bonds). The Fund may invest up to 100% of its assets in fixed income instruments that are or are deemed to be the equivalent in terms of quality to securities rated below investment grade by nationally recognized statistical rating organizations (“NRSROs”) and accordingly involve great risk. Such securities are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk to adverse conditions. These securities offer higher returns than bonds with higher ratings as compensation for holding an obligation of an issuer perceived to be less creditworthy. The market prices of such securities are also subject to abrupt and erratic market movements and above-average price volatility, and the spread between the bid and ask prices of such securities may be greater than those prevailing in other securities markets. Changes in economic conditions or developments regarding issuers of non-investment grade debt securities are more likely to cause price volatility and weaken the capacity of such issuers to make principal and interest payments than is the case for higher grade debt securities. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

Convertible Securities Risk. A convertible security is a fixed income security which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. The market value of a convertible security performs like that of a regular debt security, that is, if market interest rates rise, the value of the convertible security falls.

Corporate Events Risk. Corporate events risk is the risk that a corporate transaction or opportunity will not occur, or a natural disaster or regulatory change will cause an abrupt downgrade in a corporate bond which may lower the Fund’s performance.

Counterparty Risk. Counterparty risk arises upon entering into borrowing arrangements or Derivative transactions and is the risk from the potential inability of counterparties to meet the terms of their contracts.

Credit-Related Instruments Risk. The Fund’s investments in fixed income securities and instruments that are linked to fixed income securities are subject to several risks. Interest rates may go up resulting in a decrease in the value of the securities held by the Fund. Interest rates have risen from historically low levels, and may rise further. A credit rating assigned to a particular debt security is essentially the opinion of an NRSRO as to the credit quality of an issuer and may prove to be inaccurate. There is also the risk that a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates. Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. Limited trading opportunities for certain fixed income securities may make it more difficult to sell or buy a security at a favorable price or time, particularly during periods of market turmoil, and may also make these securities difficult to value.

Credit Risk. Debt portfolios are subject to credit risk. Credit risk refers to the likelihood that an issuer will default in the payment of principal and/or interest on an instrument. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, lack or inadequacy of collateral or credit enhancement for a debt instrument may affect its credit risk. Credit risk may change over the life of an instrument, and debt obligations which are rated by rating agencies are often reviewed and may be subject to downgrade.

Cybersecurity Risk. With the Internet and other technologies being essential to conducting business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Derivatives Risk. The Fund’s use of swap contracts and options involves risks different from, or possibly greater than the risks associated with investing directly in securities including leverage risk, tracking risk and counterparty default risk. Option positions may expire worthless exposing the Fund to potentially significant losses. To the extent the Fund invests in Derivatives, the risks below may affect its performance:

Interest Rate Risk. Underlying investments may lose value due to interest rate changes.

Liquidity Risk. The Fund may not be able to sell or close out a Derivative instrument.

Options Risk. Options contracts may be more volatile than investments directly in the underlying securities, involve additional costs and may involve a small initial investment relative to the risk assumed.

Swap Agreements Risk. A swap contract may not be assigned without the consent of the counterparty, and may result in losses in the event of a default or bankruptcy of the counterparty.

Distressed Securities Risk. The Fund may invest in securities of companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although such investments may result in significant returns to the Fund, they involve a substantial degree of risk. Any one or all of the issuers of the securities in which the Fund may invest may be unsuccessful or not show any return for a considerable period of time. The level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial difficulties is unusually high. There is no assurance that the Adviser will correctly evaluate the value of the assets collateralizing the Fund’s loans or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than the Fund’s original investment. Under such circumstances, the returns generated from the Fund’s investments in distressed securities may not adequately compensate for the risks assumed. In addition, there is no minimum credit standard that is a prerequisite to the Fund’s investment in any instrument, and a significant portion of the obligations and preferred stock in which the Fund invests may be less than investment grade.

Fixed Income Securities Market Risk. Difficult conditions in the broader financial markets have in the past resulted in a temporary but significant contraction in liquidity for fixed income securities. Liquidity relates to the ability of the Fund to sell its investments in a timely manner at a price approximately equal to its value on the Fund’s books. To the extent that the market for fixed income securities suffers such a contraction, securities that were considered liquid at the time of investment could become temporarily illiquid, and the Adviser may experience delays or difficulty in selling assets at the prices at which the Fund carries such assets, which may result in a loss to the Fund. There is no way to predict reliably when such market conditions could re-occur or how long such conditions could persist.
In the event of a severe market contraction precipitated by general market turmoil, economic conditions, changes in prevailing interest rates or otherwise, coupled with extraordinary levels of Fund shareholder redemption requests, the Fund may have to consider selling its holdings at a loss including at prices below the current value on the Fund’s books, borrowing money to satisfy redemption requests in accordance with the Fund’s borrowing policy or postponing payment of redemption requests for up to seven days or longer, as permitted by applicable law, or other extraordinary measures. In addition, if the Fund needed to sell large blocks of investments to meet shareholder redemption requests or to raise cash, those sales could further reduce prices, particularly for lower-rated and unrated securities.
Interest rate changes may have adverse effects on investment, volatility and liquidity in the market for fixed income securities. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.
Fixed Income Securities Risk. The Fund invests in bonds. Bonds are subject to credit risk and market risk, including interest rate risk. Credit risk is the risk of the issuer’s inability to meet its principal and interest payment obligations. Market risk is the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. There is no limitation on the maturities of bonds in which the Fund invests. Securities having longer maturities generally involve greater risk of fluctuations in value resulting from changes in interest rates.

Floating Rate Risk. Securities with floating interest rates generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate instruments will not generally increase in value if interest rates decline. Changes in interest rates will also affect the amount of interest income the Fund earns on its floating rate investments.

Foreign Investments Risk. Investments in bonds and instruments that are linked to fixed income securities (collectively, “Credit-Related Instruments”) of foreign issuers involve certain risks not generally associated with investments in the securities of U.S. issuers, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure international banks or securities depositories than those in the U.S. and foreign controls on investment. In addition, individual international country economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Income earned on foreign investments may be subject to foreign withholding taxes.

Forward Currency Contracts Risk. The Fund may enter into forward currency contracts. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, the Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

General Market Risk. Certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the Nordic Countries, their agencies and instrumentalities (including government-sponsored enterprises). Securities issued by agencies and instrumentalities may not be guaranteed or insured by the Nordic Countries and may only be supported by the credit of the issuing entity.

High Portfolio Turnover Rate Risk. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.
Interest Rate Risk. The prices of securities in general and fixed income securities in particular tend to be sensitive to interest rate fluctuations. Increases in interest rates can result in significant declines in the prices of fixed income securities. Securities with floating interest rates generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. The negative impact on fixed income securities generally from rate increases, regardless of the cause, could be swift and significant, which could result in losses by the Fund, even if anticipated by the Adviser.
Leverage Risk. Derivatives may create economic leverage and can result in losses to the Fund that exceed the original amount invested.

Liquidity Risk. Certain investments and markets can become illiquid at times and negatively impact the price of an investment if the Fund were to sell during times of illiquidity.

Management Risk. Investment strategies employed by the Adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Nordic Countries Risk. Investments in issuers of the Nordic Countries may subject the Fund to legal, regulatory, political, currency, security, and economic risks specific to each of the Nordic Countries. The economies of the Nordic Countries are heavily dependent on natural resources and trade amongst one another and with the members of the European Union. Decreasing European imports, new trade regulations, changes in exchange rates, a recession in Europe, or a slowing of economic growth in this region could have an adverse impact on the securities in which the Fund invests. The Nordic Countries have historically maintained generous welfare programs. Such welfare programs can negatively impact the economies of the Nordic Countries by causing increased government spending, higher production costs and lower productivity.

Prepayment Risk. The risk that the issuer of a debt security repays all or a portion of the principal prior to the security’s maturity therefore resulting in lower yields to shareholders of the Fund. The Fund may be unable to re-invest the proceeds in an investment with as great a yield.

Recent Market Events Risk. U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate changes, the possibility of a national or global recession, trade tensions and tariffs, political events and geopolitical conflicts. As a result of continuing political tensions and armed conflicts, including the wars in Europe and the Middle East, markets have experienced increased volatility. Continuing market volatility as a result of recent market conditions or other events may have an adverse effect on the performance of the Fund.

Redemption Risk. The Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets.

Rule 144A Securities Risk. The market for Rule 144A Securities typically is less active than the market for publicly-traded securities. Rule 144A Securities carry the risk that the liquidity of these securities may become impaired, making it more difficult for the Fund to sell these securities.

Tax Risk. The Fund’s investment strategies, specifically its investments in Derivatives, may subject the Fund to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses.

Tracking Risk. The value of the Derivative instruments the Fund uses may not correlate to (or track) the values of the underlying securities. When used for hedging purposes, lack of correlation between price or rate movements of the Derivative instrument and the underlying investment sought to be hedged may prevent the Fund from achieving the intended hedging effect or expose the Fund to risk of loss.

Trade Versus Settlement Risk. The Fund may invest in securities that have varied settlement terms and dates. The longer the amount of time between trade date and settlement date the greater the risk that settlement will occur on a timely basis.

Yankee Bond Risk. Yankee bonds are subject to the same risks as other debt issues, notably credit risk, market risk, currency and liquidity risk. Other risks include adverse political and economic developments; the extent and quality of government regulations of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

Zero-Coupon Bond Risk. While interest payments are not made on such securities, holders of such securities are deemed to have received income annually, notwithstanding that cash may not be received currently. Some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently.
Performance
The bar chart demonstrates some of the risks of investing in the Fund by showing the Fund’s performance for the 2025 calendar year. The Average Annual Total Returns table also demonstrates these risks by showing how the Fund’s average annual total returns for the one year and since inception periods compare with those of a broad measure of market performance, as well as three additional indices provided to show perspective on the market for fixed income securities. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.crossingbridgefunds.com or by calling the Fund toll-free at 888-898-2780.

Calendar Year Returns as of December 31
During the period shown in the bar chart, the best performance for a quarter was 2.21% (for the quarter ended June 30, 2025) and the worst performance was 1.20% (for the quarter ended December 31, 2025).

Average Annual Total Returns (for the periods ended December 31, 2025)
Institutional Class Shares	One Year	Since Inception (September 30, 2024)
Return Before Taxes	7.09%	7.18%
Return After Taxes on Distributions	3.83%	4.13%
Return After Taxes on Distributions and Sale of Fund Shares	4.15%	4.19%
Bloomberg Global Aggregate Index (reflects no deduction for fees, expenses, or taxes)	8.17%	2.11%
ICE BofA 3-7 Year U.S. Treasury Index (reflects no deduction for fees, expenses, or taxes)	7.14%	3.66%
ICE BofA U.S. High Yield Total Return Index (reflects no deduction for fees, expenses, or taxes)	8.50%	6.87%
ICE BofA Global Floating Rate High Yield Index (reflects no deduction for fees, expenses, or taxes)	4.32%	5.04%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred or other tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax benefit to the investor.

Management

Investment Adviser. CrossingBridge Advisors, LLC, located at 427 Bedford Road, Suite 220, Pleasantville, New York, 10570, is the Fund’s investment adviser.

Portfolio Managers. David K. Sherman, Chief Investment Officer (“CIO”) of the Adviser, and Spencer Rolfe, Portfolio Manager of the Adviser, have served as Portfolio Managers of the Fund since its inception in 2024. Chen Ling, Analyst of the Adviser, has served as Assistant Portfolio Manager of the Fund since its inception in 2024.

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 52 of the Prospectus.

Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation

Purchase and Sale of Fund Shares
You may conduct transactions (share purchases or redemptions) via written request by mail (CrossingBridge Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252), by wire transaction, or by contacting the Funds by telephone at 888-898-2780, on any day the New York Stock Exchange (“NYSE”) is open for trading. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. Minimum initial and subsequent investment amounts are shown below.

Share Purchase Amounts	Institutional Class - All Funds	Retail Class - Low Duration High Income Fund and Strategic Income Fund Only
Minimum Initial Investment – All Accounts	$0 for certain institutional investors as described under “Minimum Investment Amounts”; $5,000 for all other investors	$2,500
Minimum Subsequent Investment	None	None
Automatic Investment Plan (Low Duration High Income Fund, Ultra-Short Duration, Responsible Credit, Nordic High Income Bond Fund)	$100	$100
Automatic Investment Plan (Strategic Income Fund)	$1,000	$100

Tax Information
Each Fund’s distributions will be taxed as ordinary income or long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. You may be taxed later upon withdrawal of monies from tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer, or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over other investments. Ask your salesperson or visit your financial intermediary’s website for more information.

Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

CrossingBridge Low Duration High Income Fund
Investment Objective
The Low Duration High Income Fund seeks high current income and capital appreciation consistent with the preservation of capital using a low duration mandate.
Principal Investment Strategies
Under normal market conditions, the Low Duration High Income Fund will seek to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of income producing fixed income securities. The Adviser will construct a portfolio for the Fund that the Adviser believes has the potential to generate a high level of current income, while maintaining a fixed income portfolio duration of 2.0 or less. The Fund may invest in below investment grade fixed income securities and loans (i.e., “junk” bonds and loans) without limit. The Fund considers below investment grade instruments to include instruments with ratings lower than BBB- by S&P Global Ratings Services (“S&P”) or Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), or that are not rated or considered by the Adviser to be equivalent to high yield instruments. The Fund generally invests in high yield instruments rated CCC or better by S&P or Moody’s, but retains the discretion to invest in lower rated instruments.

The income producing fixed income securities in which the Low Duration High Income Fund invests include bills, notes, bonds, debentures, convertible bonds, bank loans, loan participations, mortgage- and asset-backed securities, Rule 144A fixed income securities, zero coupon securities, syndicated loan assignments, sovereign debt and other evidence of indebtedness issued by U.S. or foreign corporations, governments, government agencies or government instrumentalities, including floating-rate securities (i.e., fixed income securities that provide income that can increase or decrease with interest rates), commercial paper, and preferred stock. The Fund may also invest fixed income-like equity securities such as SPACs that provide interest income and/or the potential for capital appreciation while having an effective maturity. The Fund may also invest up to 35% of its total assets in foreign currency denominated securities. To the extent the Fund invests in other investment companies, including ETFs, the Fund will consider the underlying holdings of such funds for purposes of meeting its policy of investing at least 80% of its net assets in a portfolio of income producing fixed income securities.

The Adviser seeks to preserve the Low Duration High Income Fund’s principal by managing interest rate, default and currency risks. The Adviser manages interest rate risk by maintaining, under normal market conditions, an average fixed income portfolio duration of 2.0 or less by investing primarily in short-term, medium-term and floating rate securities. The Fund typically focuses on instruments that have short durations (i.e., have an expected duration of three years or less from the time of purchase through maturity, call, or corporate action). Duration is a measure of a debt instrument’s price sensitivity to yield. Higher duration indicates debt instruments that are more sensitive to interest rate changes. Bonds with shorter duration are typically less sensitive to interest rate changes. For example, a security with a duration of two would be expected to decrease in price 2% for every 1% rise in interest rates. Duration takes into account a debt instrument’s cash flows over time, including the possibility that a debt instrument might be prepaid by the issuer or redeemed by the holder prior to its stated maturity date. In contrast, maturity measures only the time until final payment is due.

The Low Duration High Income Fund may invest in Derivatives, specifically options, swap agreements and forward currency contracts to reduce exposure to, or “hedge,” against market volatilities and other risks. The Fund may use a Derivative rather than investing directly in an underlying asset class as a low-cost, effective means to gain exposure to an asset class. Derivatives involve the use of leverage. Accordingly, the Fund will maintain long positions in securities available for collateral, consisting of cash, cash equivalents and other liquid securities, to comply with applicable legal requirements. Additionally, for hedging purposes, the Fund may invest up to 25% of its total assets in other investment companies, such as exchange-traded funds. The Fund may also utilize leverage of no more than 33% of the Fund’s total assets as part of the portfolio management process.

The Adviser manages default risk by selecting securities of issuers that it believes will pay interest and principal regardless of their credit rating, based upon the Adviser’s credit analysis of each issuer. However, the Adviser also selects securities that are in default, subject to bankruptcy or reorganization where the Adviser believes the risks to be consistent with capital preservation, based on the Adviser’s analysis of an issuer’s liquidation value or post-bankruptcy or post-reorganization value. The Adviser believes that the combination of this fundamental analysis and the short duration characteristics of the securities result in a low volatility, absolute return risk profile. The Adviser manages foreign currency risk by investing primarily in securities denominated in U.S. dollars, such as Yankee bonds, or, where appropriate, by hedging foreign currency exposure.

Due to the nature of securities in which the Low Duration High Income Fund invests, the Fund is expected to have relatively high portfolio turnover compared to other types of funds. The Fund’s portfolio turnover rate is expected to exceed 100% per year. To implement its principal investment strategies, the Fund may invest in various types of high yield securities, as discussed in greater detail below.

The Adviser applies a “bottom up” approach in choosing the Low Duration High Income Fund’s investments. In other words, the Adviser looks at each fixed income security to determine whether that security is an attractive investment opportunity, consistent with the Fund’s investment objective. Fixed income securities are generally held in the Fund’s portfolio until maturity or effective maturity. However, a fixed income security may be sold prior to maturity. For example, a fixed income security may be sold prior to maturity in light of a corporate action or announcement affecting the issuer. In addition, a security may be purchased at a discount and/or sold prior to maturity where the Adviser believes it is advantageous to do so.

Fixed Income Securities. The Low Duration High Income Fund intends to invest in fixed income securities that are subject to the risk of default by the issuer with respect to principal and interest payments on its obligations (i.e. credit risk) as well as price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e. market risk). Bonds and similar fixed income securities generally are either secured or unsecured. Although secured bonds entitle holders to an interest in the assets of the issuer that are pledged as collateral for the bonds, the proceeds from the sale of such collateral may not fully repay the creditors in the event of a default. Holders of unsecured bonds represent the most junior position of an issuer’s creditors.

Bank Loans. The Low Duration High Income Fund may invest up to 35% of its net assets in bank loans. Bank loans generally take longer to settle than other domestic fixed income securities.

Below Investment Grade Securities. The Low Duration High Income Fund may invest without limit in fixed income instruments which are or are deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody’s and S&P and accordingly involve great risk. Such securities are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk to adverse conditions. These securities offer higher returns than bonds with higher ratings as compensation for holding an obligation of an issuer perceived to be less creditworthy.

Foreign Securities. The Low Duration High Income Fund may invest up to 35% of the total portfolio in foreign securities, including sovereign debt. Such investments may include direct investments in securities of foreign issuers and investments in depositary receipts (such as ADRs) that represent indirect interests in securities of foreign issuers.

Illiquid Securities. The Low Duration High Income Fund may invest up to 15% of its net assets in illiquid securities.

Investments in Asset-Backed Securities. Asset-backed securities are bonds backed by pools of assets such as motor vehicle installment sale contracts, sale/lease-back obligations in the utility, airline and rail shipping industries, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements, corporate receivables or cash flows from operating assets such as royalties and leases. The value of asset-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, asset-backed securities differ from traditional fixed income securities because of their potential for prepayment. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition, asset-backed securities are not backed by any governmental agency.

Investments in Mortgage-Backed Securities. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. There currently are three basic types of mortgage-backed securities:

1.those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as GNMA or “Ginnie Mae” (Government National Mortgage Association), FNMA or “Fannie Mae” (Federal National Mortgage Association) and FHLMC or “Freddie Mac” (Federal Home Loan Mortgage Corporation);
2.those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and,
3.those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a government guarantee but that usually have some form of private credit enhancement.

The yield characteristics of mortgage-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-backed security, and may have the effect of shortening or extending the effective duration of the mortgage-backed security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase the effective duration of a mortgage-backed security, the volatility of such mortgage-backed security can be expected to increase.

Other Information about the Low Duration High Income Fund and its Non-Principal Investment Strategies

Short Sales. As a non-principal investment strategy, the Low Duration High Income Fund may engage in short selling of securities. Selling securities short involves selling securities the seller (e.g., the Fund) does not own (but has borrowed) in anticipation of a decline in the market price of such securities. To deliver the securities to the buyer, the seller must arrange through a broker to borrow the securities and, in so doing, the seller becomes obligated to replace the securities borrowed at their market price at the time of the replacement. In a short sale, the proceeds the seller receives from the sale may be retained by the broker until the seller replaces the borrowed securities. The seller may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

CrossingBridge Ultra-Short Duration Fund

Investment Objective
The Ultra-Short Duration Fund seeks to offer a higher yield than cash instruments while maintaining a low duration.
Principal Investment Strategies
The Ultra-Short Duration Fund seeks to offer a higher yield than cash instruments while maintaining a low duration by investing primarily in fixed income securities consistent with capital preservation. The Fund defines fixed income securities to include: bills, notes, bonds, debentures, convertible bonds, loan participations, syndicated loan assignments, mortgage- and asset-backed securities, Rule 144A fixed income securities, zero coupon securities, sovereign debt and other evidence of indebtedness issued by U.S. or foreign corporations, governments, government agencies or government instrumentalities, including floating-rate securities, preferred stock and fixed income-like equities. Convertible bonds, preferred stocks, and fixed income-like equities (e.g., SPACs) provide interest income and/or the potential for capital appreciation while having an effective maturity. Floating-rate securities provide interest income that can increase or decrease with interest rates. The Fund invests in individual fixed income securities without restriction as to issuer credit quality, capitalization or security maturity. Though the Fund can invest in securities domiciled in foreign countries and denominated in foreign currencies, the Fund invests primarily in securities denominated in U.S. dollars issued by issuers domiciled in developed markets. The Fund may invest up to 100% of its assets in lower-quality fixed income securities — commonly known as “high yield” or “junk” bonds. Junk bonds are generally rated lower than Baa3 by Moody’s or lower than BBB- by S&P. The Adviser believes these investments are consistent with the preservation of capital. The Fund may invest in companies that are in default, subject to bankruptcy or reorganization.

The Adviser seeks to manage interest rate, default and currency risks. The Adviser manages interest rate risk by maintaining, under normal market conditions, an average portfolio duration of 1.0 or less by investing in short-term, medium-term and floating rate securities. The stated maturity for a fixed income security may be longer than its expected maturity used for the portfolio duration calculation. The stated maturity may differ from the expected maturity as a result of market conditions or corporate actions (such as provisions that give investors the right to require early repayment if the issuer is acquired or otherwise experiences a change in control). Duration is a measure of sensitivity of a security’s price to changes in interest rates. For example, a security with a duration of 1.0 would be expected to decrease in price 1% for every 1% rise in interest rates (the inverse is true as well).
The Adviser manages default risk by selecting securities of issuers that it believes will pay interest and principal regardless of their credit rating, based upon the Adviser’s credit analysis of each issuer. The Adviser may also select securities that are in default, subject to bankruptcy or reorganization where the Adviser believes the risks to be consistent with capital preservation, based on the Adviser’s analysis of an issuer’s liquidation value or post-bankruptcy or post-reorganization value.
The Adviser manages foreign currency risk by investing primarily in securities denominated in U.S. dollars, such as Yankee bonds. If the Ultra-Short Duration Fund were to invest in foreign currency denominated securities, the Fund restricts such activity to less than 35% of the Fund’s total assets. When deemed appropriate, the Adviser may hedge the foreign currency exposure typically, and primarily, with forward currency contracts. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties.
The Adviser applies a “bottom up” approach in selecting investments for the Ultra-Short Duration Fund. The Adviser looks at each security to determine whether that security is an attractive investment opportunity, consistent with the Fund’s investment objective. The Adviser may choose to sell securities as it deems appropriate. For example, the Adviser monitors Fund investments for both market movements as well as for changes in operations and/or credit quality and investments will be sold if they meet price targets or if the Adviser’s initial investment thesis has changed. To the extent it is determined that a position is deteriorating with uncertainty of recovery, the Adviser will take proactive steps to limit losses.
Due to the nature of securities in which the Ultra-Short Duration Fund invests, the Fund is expected to have relatively high portfolio turnover compared to other types of funds.
Fixed Income Securities. The Ultra-Short Duration Fund intends to invest primarily in fixed income securities. Such securities are subject to the risk of default by the issuer with respect to principal and interest payments on its obligations (i.e. credit risk) as well as price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e. market risk). Bonds and similar fixed income securities generally are either secured or unsecured. Although secured bonds entitle holders to an interest in the assets of the issuer that are pledged as collateral for the bonds, the proceeds from the sale of such collateral may not fully repay the creditors in the event of a default. Holders of unsecured bonds represent the most junior position of an issuer’s creditors.
Bank Loans. The Ultra-Short Duration Fund may invest up to 35% of its net assets in bank loans. Bank loans generally take longer to settle than other domestic fixed income securities.
Below Investment Grade Securities. The Ultra-Short Duration Fund may invest without limitation in fixed income instruments which are or are deemed to be the equivalent in terms of quality to securities rated below investment grade by nationally recognized statistical rating agencies and accordingly involve greater risk. These securities have a higher risk of default. Such securities are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk to adverse conditions.

Foreign Securities. The Ultra-Short Duration Fund may invest up to 35% of its net assets in foreign fixed income securities. Such investments may include direct investments in securities of foreign issuers and investments in depositary receipts (such as ADRs) that represent indirect interests in securities of foreign issuers. The Fund will not invest in the debt of companies located in emerging markets. A company will be deemed to be located in an emerging market for this purpose when both its headquarters and principal place of business are located in an emerging market.
Asset-Backed Securities. The Fund may invest in asset-backed securities that are equipment trust certificates.
Other Information about the Ultra-Short Duration Fund and its Non-Principal Investment Strategies
Illiquid Investments. The Ultra-Short Duration Fund may invest up to 15% of its net assets in illiquid investments. Illiquid investments include any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or dispositions significantly changing the market value of the investment.
Short Sales. As a non-principal strategy, the Ultra-Short Duration Fund may effect short sales of securities. Loans in the aggregate, to cover overdrafts and for investment purposes, may not exceed the maximum amount that the borrower is permitted under the 1940 Act. The Fund may not sell a security short if, as a result of that sale, the current value of securities sold short by the Fund would exceed 15% of the value of the Fund’s net assets. However, short sales effected “against the box” to hedge against a decline in the value of a security owned by the Fund are not subject to this 15% limitation.

CrossingBridge Responsible Credit Fund
Investment Objective
The Responsible Credit Fund seeks to preserve capital and attain long-term total return through income and moderate capital appreciation over a credit cycle.
Principal Investment Strategies
The Responsible Credit Fund seeks to achieve its investment objective by investing primarily in fixed income securities while actively managing interest rate and default risks. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities and other credit-related instruments that meet the Adviser’s responsible investing criteria.
Investment decisions for the Responsible Credit Fund are made by the Adviser based on a bottom-up analysis of an issuer’s business model, quantitative and qualitative factors, as well as the Adviser’s “responsible investing criteria” (i.e., specific exclusionary and inclusionary criteria based on ESG standards). The Adviser utilizes a proprietary matrix to measure an issuer’s ESG engagement. The Adviser’s proprietary matrix sets a minimum threshold level that must be achieved for an issuer’s securities or other instruments to satisfy the Fund’s responsible investing criteria. The Adviser sources information relating to its responsible investing criteria from publicly-available resources such as financial filings, presentations, news articles, and management discussions. The Adviser monitors an issuer’s conformity to its responsible investing criteria and each holding will be formally reviewed by the Adviser at least biennially.

The Adviser believes that ESG industry standards will evolve over time, and such standards will continue to enhance the Adviser’s ability to identify and measure behaviors. The Adviser believes that certain products and business practices of an issuer may be detrimental and incompatible with mainstream views of responsible investing. Therefore, certain exclusionary criteria are applied by the Adviser as a first step in determining an individual investment’s suitability for the Responsible Credit Fund. Issuers whose business is primarily engaged in one of the following activities will be excluded from the Fund:
•Weapons;
•Tobacco;
•Alcohol and Marijuana (for Recreational Purposes);
•Gambling;
•Pornography/Adult Entertainment;
•Certain Fossil Fuels (including Coal Mining and Fracking Exploration);
•Nuclear Fission (typically Power Plants);
•International Norms Violations; and
•Corporations or Sovereign Entities not adhering to the United Nations Global Compact Principles and the Organization for Economic Co-operation and Development (OECD) Guidelines for Multi-National Enterprises.
The Adviser considers any issuer whose business generates 10% or more of its revenues from one of the activities noted above to be “primarily engaged” in such activities and subject to exclusion. The Adviser may expand the list of exclusionary activities from time to time. The Adviser applies its exclusionary criteria to any investment considered for inclusion in the Responsible Credit Fund’s portfolio.
The Adviser believes that applying an exclusionary screen to issuers that are non-conforming to its ESG standards is an important first step, but believes it is also important to integrate those issuers that have a positive ESG impact or ESG mindfulness that meet the Adviser’s inclusionary criteria described in the objectives below. The Adviser believes that responsible issuers can reward shareholders while being mindful of their ESG impact. As a responsible investor, the Adviser seeks to invest with issuers providing positive leadership in the pursuit of the following objectives:
Environmental Objectives:
•Reduce the negative operational impact and practices on the environment;
•Reduce the use of scarce resources;
•Reduce carbon emissions; and
•Pursue resource efficiency, sustainability, and innovation.
Social Objectives:
•Treat all constituencies in a proper and ethical manner;
•Address all constituencies in a fair and equitable manner;
•Promote health and well-being for all constituencies;
•Protect sensitive data for all constituencies;
•Market products in a sincere and factual approach;
•Provide employees with development and opportunity in an appropriate workplace; and
•Recognize barriers of underrepresented groups by supporting diversity and inclusion.

Governance Objectives:
•Independent members of an issuers Board that provide checks and balances;
•Diversification of backgrounds, skills, and philosophy among an issuers Board or executive officers;
•Promote transparency and communication;
•Exercise and supports law abidingness externally and from within;
•Develop programs to measure and improve environmental impact and social practices;
•Respect lenders rights and value similarly to shareholders; and
•Advocate ethical standards in operations and dealings with customers, employees, regulators, business partners and the greater community.
At least 80% of the Responsible Credit Fund’s assets will be comprised of investments of issuers satisfying the Adviser’s minimum threshold for the inclusionary criteria. The Adviser deems governmental securities of G7 countries (Canada, France, Germany, Italy, Japan, the United Kingdom and the United States) to be of the highest ESG quality. Governmental securities of non-G7 countries will be evaluated by the Adviser on a case-by-case basis for inclusion in the Fund’s investment portfolio.
The Responsible Credit Fund defines fixed income securities to include: bills, notes, bonds, debentures, convertible bonds, loan participations, mortgage- and asset-backed securities, Rule 144A fixed income securities, zero coupon securities, syndicated loan assignments, sovereign debt and other evidence of indebtedness issued by U.S. or foreign corporations, governments, government agencies or government instrumentalities, including floating-rate securities, commercial paper, preferred stock and fixed income-like equities. Convertible bonds, preferred stocks, and fixed income-like equities (e.g. special purpose acquisition companies (“SPACs”)) provide interest income and/or the potential for capital appreciation while having an effective maturity. Floating-rate securities provide interest income that can increase or decrease with interest rates. The Fund invests in individual fixed income securities without restriction as to issuer credit quality, capitalization or security maturity. The Fund may invest up to 100% of its assets in lower-quality fixed income securities — commonly known as “high yield” or “junk” bonds. Junk bonds are generally rated lower than Baa3 by Moody’s Investors Service (“Moody’s”) or lower than BBB- by Standard and Poor’s Rating Group (“S&P”). The Fund may invest in junk bonds that are in default, subject to bankruptcy or reorganization. High yield bonds have a higher expected rate of default than higher quality bonds.

The Adviser seeks to manage duration, currency, and default risks. Although the Adviser will take macro factors into consideration, the portfolio duration is primarily driven by bottom-up investment opportunities. Under normal market conditions, the Adviser will generally pursue a portfolio duration of 2.0 to 4.0. Duration is a measure of sensitivity of a security’s price to changes in interest rates. For example, a security with a duration of 2.0 would be expected to decrease in price 2% for every 1% rise in interest rates (the inverse is true as well).
The Adviser manages default risk by selecting securities of issuers that it believes will pay interest and principal regardless of their credit rating, based upon the Adviser’s credit analysis of each issuer. The Adviser may also select securities that are in default, subject to bankruptcy or reorganization where the Adviser believes the risks to be consistent with capital preservation, based on the Adviser’s analysis of an issuer’s liquidation value or post-bankruptcy or post-reorganization value.
The Adviser manages foreign currency risk by investing primarily in securities denominated in U.S. dollars, such as Yankee bonds. If the Responsible Credit Fund were to invest in foreign currency denominated securities, the Fund restricts such activity to less than 35% of the Fund’s total assets. When deemed appropriate, the Adviser may hedge the foreign currency exposure typically, and primarily, with forward currency contracts. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties.
In selecting investments for the Responsible Credit Fund, the Adviser looks at each security to determine whether that security is an attractive investment opportunity, consistent with the Fund’s investment objective. The Adviser may choose to sell securities as it deems appropriate. For example, the Adviser monitors Fund investments for both market movements as well as for changes in operations and/or credit quality and investments will be sold if they meet price targets or if the Adviser’s initial investment thesis has changed. To the extent it is determined that a position is deteriorating with uncertainty of recovery, the Adviser will take proactive steps to limit losses.
The Responsible Credit Fund is “non-diversified” for purposes of the 1940 Act, which means that the Fund may invest in fewer securities at any one time than a diversified fund. However, the adviser manages the impact of the risk of each investment by a considered analysis of appropriate sizing and portfolio diversification.
Due to the nature of securities in which the Responsible Credit Fund invests, the Fund is expected to have relatively high portfolio turnover compared to other types of funds.
Fixed Income Securities. Under normal circumstances the Responsible Credit Fund intends to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities. Such securities are subject to the risk of default by the issuer with respect to principal and interest payments on its obligations (i.e. credit risk) as well as price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e. market risk). Bonds and similar fixed income securities generally are either secured or unsecured. Although secured bonds entitle holders to an interest in the assets of the issuer that are pledged as collateral for the bonds, the proceeds from the sale of such collateral may not fully repay the creditors in the event of a default. Holders of unsecured bonds are general obligations of the issuer and creditors may have limited recourse to assets.
Below Investment Grade Securities. The Responsible Credit Fund may invest without limitation in fixed income instruments which are or are deemed to be the equivalent in terms of quality to securities rated below investment grade by nationally recognized statistical rating agencies and accordingly involve greater risk. These securities have a higher risk of default. Such securities are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk to adverse conditions.
Income Producing Equities. The Responsible Credit Fund may invest up to 35% of its net assets in income producing equities to include preferred stock, liquidating trusts and other securities with a defined maturity, liquidation or put date. These securities include equities with an above average dividend yield, preferred equities and equities that in the Adviser’s opinion will distribute assets to shareholders over a certain period of time.
Special Purpose Acquisition Companies. The Responsible Credit Fund may invest in blank check companies, such as SPACs or similar special purpose entities that pool funds to seek potential acquisition opportunities. A SPAC is a publicly-traded company that raises funds from public investors in an initial public offering (“IPO”) in order to pursue the acquisition of an unspecified company. Unless and until an acquisition meeting the SPAC’s requirements is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash; if an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. If an acquisition is proposed, investors have the choice of holding their shares or redeeming them for their pro rata share of the SPAC’s assets. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their securities’ prices. In addition, these securities, which are typically traded in the OTC market, may be considered illiquid and/or be subject to restrictions on resale.
Foreign Securities. The Responsible Credit Fund may invest up to 35% of its net assets in foreign fixed income securities. Such investments may include direct investments in securities of foreign issuers and investments in depositary receipts (such as ADRs) that represent indirect interests in securities of foreign issuers. The Fund will not invest in the debt of companies located in emerging markets. A company will be deemed to be located in an emerging market for this purpose when both its headquarters and principal place of business are located in an emerging market.
Convertible Bonds. The Responsible Credit Fund may invest up to 25% of its net assets in convertible bonds.
Distressed Securities. The Responsible Credit Fund may invest up to 25% of its net assets in securities of companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although such investments may result in significant returns to the Fund, they involve a substantial degree of risk.
Bank Loans. The Responsible Credit Fund may invest up to 35% of its net assets in bank loans. Bank loans generally take longer to settle than other domestic fixed income securities.
Asset-Backed Securities. The Responsible Credit Fund may invest in asset-backed securities.
Other Information about the Responsible Credit Fund and its Non-Principal Investment Strategies
Collateralized Loan Obligations and Privately Issued Securities. As a non-principal strategy, the Responsible Credit Fund may also invest in collateralized loan obligations (“CLOs”) and privately issued securities.
Illiquid Investments. The Responsible Credit Fund may invest up to 15% of its net assets in illiquid investments. Illiquid investments include any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or dispositions significantly changing the market value of the investment.
Short Sales. As a non-principal strategy, the Responsible Credit Fund may invest up to 15% of the value of its total assets to effect short sales of securities. The Fund may not sell a security short if, as a result of that sale, the current value of securities sold short by the Fund would exceed 15% of the value of the Fund’s net assets. However, short sales effected “against the box” to hedge against a decline in the value of a security owned by the Fund are not subject to this 15% limitation.

RiverPark Strategic Income Fund
Investment Objective
The Strategic Income Fund seeks high current income and capital appreciation consistent with the preservation of capital.
Principal Investment Strategies
The Strategic Income Fund seeks to achieve its investment objective by investing in Securities that the Adviser deems appropriate for the Fund’s investment objective. The Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities and income producing equities.
The Fund may invest up to 100% of its assets in fixed income securities. The fixed income securities in which the Fund will invest include fixed income securities of various credit qualities (i.e., investment grade and below investment grade (i.e., junk bonds) and maturities (i.e., long-term, intermediate and short-term). The Fund may invest up to 100% of its assets in below investment grade fixed income securities. The Fund will invest in individual fixed income securities without restriction as to duration. The Adviser does not rely on independent rating agencies to determine the risk associated with an investment. Rather, it relies on its own research and familiarity with an issue to make investment decisions. The Fund will invest across various maturities (i.e., long-term, intermediate and short-term). The Adviser will analyze the expected yield to maturity of a potential investment to determine if the yield, in the Adviser’s opinion, fairly compensates the Fund for the risks associated with investing in longer dated maturities. The income producing equities that the Fund may invest in include those that either have a substantial dividend yield or the Adviser believes the issuing company will distribute significant assets over a certain period of time.
The Strategic Income Fund will invest primarily in U.S. Denominated securities but may invest up to 35% of its assets in foreign fixed income securities including sovereign debt and foreign currency denominated securities. The Fund may hedge the foreign currency exposure by investing in forward currency contracts. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties. The Fund may also invest up to 35% of its assets in income producing equities. The Fund’s investments will be diversified across individual issuers and industries. The Fund, however, will invest without restriction as to issuer credit quality, capitalization, or security maturity. The Adviser believes there are periods of time where high yield Securities have a superior risk return trade off than other times and will invest a greater percentage of the Fund in high yield Securities when it determines it is advantageous to do so. Similarly, there are periods of time, where the risks of rising interest rates are higher than normal, and the Fund will likely invest a larger percentage of its assets in shorter dated fixed income instruments to mitigate some of those risks.
Although the Adviser will take macro factors (i.e., the effect of interest rates on the Strategic Income Fund’s investments) into consideration, the Fund’s portfolio construction is primarily driven by bottom-up investment analysis. This means that the Adviser looks at Securities on an individual basis to determine if a Security is an attractive investment opportunity and if it is consistent with the Fund’s investment objective. The Fund’s buy and sell decisions are driven by the Adviser’s investment process. The Fund may hold Securities until maturity but will sell a Security when the Adviser determines a Security is no longer an attractive investment opportunity consistent with the Fund’s investment objective, when a more attractive investment opportunity becomes available or to satisfy redemption requests. The Fund may invest up to 15% of the value of its total assets to effect short sales of securities, including up to 15% in short sales of ETFs. In addition, a Security may be purchased at a premium or discount and/or sold prior to maturity where the Adviser believes it is advantageous to do so. Other than for temporary purposes, the Fund will not borrow in order to gain leverage.
The Strategic Income Fund may engage in active trading of its portfolio, resulting in a high turnover rate.
There is no assurance that the Strategic Income Fund will achieve its investment objectives. In pursuing its investment objective, the Fund will invest in the following types of Securities:
Fixed Income Securities. The Strategic Income Fund may invest up to 100% of its assets in fixed income securities. There is no limitation on the maturities of fixed income securities in which the Fund invests. Securities having longer maturities generally involve greater risk of fluctuations in value resulting from changes in interest rates.
Below Investment Grade Securities. The Strategic Income Fund may invest without limitation in fixed- income instruments which are or are deemed to be the equivalent in terms of quality to securities rated below investment grade by nationally recognized statistical rating agencies and accordingly involve greater risk. These securities have a higher risk of default. Such securities are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk to adverse conditions.
Income Producing Equities. The Strategic Income Fund may invest up to 35% of its net assets in income producing equities to include preferred stock, liquidating trusts and other securities with a defined maturity, liquidation or put date.
Special Purpose Acquisition Companies. The Strategic Income Fund may invest in blank check companies, such as SPACs or similar special purpose entities that pool funds to seek potential acquisition opportunities. A SPAC is a publicly-traded company that raises funds from public investors in an initial public offering (“IPO”) in order to pursue the acquisition of an unspecified company. Unless and until an acquisition meeting the SPAC’s requirements is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash; if an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. If an acquisition is proposed, investors have the choice of holding their shares or redeeming them for their pro rata share of the SPAC’s assets. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their securities’ prices. In addition, these securities, which are typically traded in the OTC market, may be considered illiquid and/or be subject to restrictions on resale.
Foreign Securities. The Strategic Income Fund may invest up to 35% of its net assets in foreign fixed income securities. Such investments may include direct investments in securities of foreign issuers and investments in depositary receipts (such as ADRs) that represent indirect interests in securities of foreign issuers. The Fund will not invest in the debt of companies located in emerging markets. A company will be deemed to be located in an emerging market for this purpose when both its headquarters and principal place of business are located in an emerging market. Investments in non-US companies include American Depositary Receipts (“ADRs”) and similar investments, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), dollar-denominated foreign securities and securities purchased directly on foreign exchanges. ADRs, EDRs and GDRs are depositary receipts for non-US company stocks that are not themselves listed on a U.S. exchange, and are issued by a bank and held in trust at that bank, and that entitle the owner of such depositary receipts to any capital gains or dividends from the foreign company stocks underlying the depositary receipts. ADRs are U.S. dollar denominated. EDRs and GDRs are typically U.S. dollar denominated but may be denominated in a foreign currency.
Convertible Bonds. The Strategic Income Fund may invest up to 25% of its net assets in convertible bonds.
Distressed Securities. The Strategic Income Fund may invest up to 25% of its net assets in securities of companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although such investments may result in significant returns to the Fund, they involve a substantial degree of risk.
Bank Loans. The Strategic Income Fund may invest up to 35% of its net assets in bank loans. Bank loans generally take longer to settle than other domestic fixed income securities.
Asset-Backed Securities. The Strategic Income Fund may invest up to 15% of its net assets in asset-backed securities including equipment trust certificates.
Mortgage-Backed Securities. The Strategic Income Fund may invest up to 15% of its net assets in mortgage-backed securities.
Short Sales. The Strategic Income Fund may invest up to 15% of the value of its total assets to effect short sales of securities. The Fund may not sell a security short if, as a result of that sale, the current value of securities sold short by the Fund would exceed 15% of the value of the Fund’s net assets. However, short sales effective to hedge against a decline in the value of a security owned by the Fund are not subject to this 15% limitation.
Other Information about the Strategic Income Fund and its Non-Principal Investment Strategies
Illiquid Investments. The Strategic Income Fund may invest up to 15% of its net assets in illiquid investments. Illiquid investments include any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or dispositions significantly changing the market value of the investment.

CrossingBridge Nordic High Income Bond Fund

Investment Objective
The Nordic High Income Bond Fund seeks high current income and capital appreciation consistent with the preservation of capital.

Principal Investment Strategies
Under normal market conditions, the Nordic High Income Bond Fund seeks to achieve its investment objective by investing at least 80% of its net assets, (plus the amount of any borrowings for investment purposes) in income producing bonds that are issued, originated, or underwritten out of the Nordic Countries. The Adviser will construct the Fund’s portfolio by investing in corporate bonds, including, but not limited to, fixed or floating rate bonds, zero-coupon bonds and convertible bonds, and bonds issued by governments, government agencies or government instrumentalities of the Nordic Countries. The Fund may invest in below investment grade bonds without limit. The Fund considers below investment grade bonds to include bonds with ratings lower than BBB- by S&P or Baa3 by Moody’s, or that are not rated or considered by the Adviser to be equivalent to high yield instruments. The Fund generally invests in high yield bonds rated CCC or better by S&P or Moody’s, but retains the discretion to invest in lower rated instruments.

The Nordic High Income Bond Fund will invest in both bonds that are secured by the assets of the issuer and unsecured bonds. The Fund may invest in Rule 144A Securities and may also invest up to 100% of its total assets in foreign currency denominated securities.

The Adviser seeks to manage default and currency risks.

The Adviser seeks to manage default risk by selecting securities of issuers that it believes will pay interest and principal regardless of their credit rating, based upon the Adviser’s credit analysis of each issuer. However, the Adviser also selects securities that are in default, subject to bankruptcy or reorganization where the Adviser believes the risks to be consistent with capital preservation, based on the Adviser’s analysis of an issuer’s liquidation value or post-bankruptcy or post-reorganization value. The Adviser believes that the combination of this fundamental analysis and the short duration characteristics of the securities result in a low volatility, absolute return risk profile.

The Adviser seeks to manage currency risk, when appropriate, by hedging foreign currency exposure typically, and primarily, with forward currency contracts. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties. The Fund may also manage currency risk by investing in bonds denominated in U.S. dollars, such as Yankee bonds.

The Nordic High Income Bond Fund may invest in Derivatives, specifically options, swap agreements and forward currency contracts to reduce exposure to, or “hedge,” against market volatilities and other risks. The Fund may use a Derivative rather than investing directly in an underlying asset class as a low-cost, effective means to gain exposure to an asset class. Derivatives involve the use of leverage. Accordingly, the Fund will maintain long positions in securities available for collateral, consisting of cash, cash equivalents and other liquid securities, to comply with applicable legal requirements. The Fund may also utilize leverage of no more than 33% of the Fund’s total assets as part of the portfolio management process. The Fund will count the notional value of investments in derivative instruments towards compliance with the 80% investment policy discussed above, except that investments in derivative instruments for the purpose of hedging foreign currency risk will not be counted towards the 80% investment policy.

The Adviser applies a “bottom up” approach in choosing the Nordic High Income Bond Fund’s investments. In other words, the Adviser looks at each bond to determine whether that security is an attractive investment opportunity, consistent with the Fund’s investment objective. Bonds are generally held in the Fund’s portfolio until maturity or effective maturity. However, a bond may be sold prior to maturity. For example, a bond may be sold prior to maturity in light of a corporate action or announcement affecting the issuer. In addition, a security may be purchased at a discount and/or sold prior to maturity where the Adviser believes it is advantageous to do so.

Fixed Income Securities. The Nordic High Income Bond Fund intends to invest in bonds that are subject to the risk of default by the issuer with respect to principal and interest payments on its obligations (i.e. credit risk) as well as price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e. market risk). Bonds generally are either secured or unsecured. Although secured bonds entitle holders to an interest in the assets of the issuer that are pledged as collateral for the bonds, the proceeds from the sale of such collateral may not fully repay the creditors in the event of a default. Holders of unsecured bonds represent the most junior position of an issuer’s creditors.

Below Investment Grade Securities. The Nordic High Income Bond Fund may invest without limit in bonds which are or are deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody’s and S&P and accordingly involve great risk. Such securities are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk to adverse conditions. These securities offer higher returns than bonds with higher ratings as compensation for holding an obligation of an issuer perceived to be less creditworthy.

Foreign Securities. The Nordic High Income Bond Fund may invest up to 100% of the total portfolio in foreign securities, including sovereign debt. Such investments may include direct investments in securities of foreign issuers and investments in depositary receipts (such as ADRs) that represent indirect interests in securities of foreign issuers.

Illiquid Securities. The Nordic High Income Bond Fund may invest up to 15% of its net assets in illiquid securities.

Other Information about the Nordic High Income Bond Fund and its Non-Principal Investment Strategies

Short Sales. As a non-principal investment strategy, the Nordic High Income Bond Fund may engage in short selling of securities. Selling securities short involves selling securities the seller (e.g., the Fund) does not own (but has borrowed) in anticipation of a decline in the market price of such securities. To deliver the securities to the buyer, the seller must arrange through a broker to borrow the securities and, in so doing, the seller becomes obligated to replace the securities borrowed at their market price at the time of the replacement. In a short sale, the proceeds the seller receives from the sale may be retained by the broker until the seller replaces the borrowed securities. The seller may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

General Investment Policies of the Funds
Temporary or Defensive Positions. During periods of adverse market, political or economic conditions, or when, in the opinion of the Adviser, certain abnormal or extraordinary circumstances exist, including periodic episodes where certain issuers call a portion of a Fund’s portfolio and the Adviser is unable to locate eligible portfolio securities in which to invest, the Fund may, as a temporary or defensive measure, invest all or a substantial portion of its assets in high quality, fixed income securities, money market instruments, or cash or cash equivalents, including investment grade short-term obligations. Investment grade obligations include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two NRSROs rating that security. To the extent that a Fund invests in money market funds for its cash positions, there will be some duplication of expenses because the Fund will bear its pro rata portion of such money market funds’ management fees and operational expenses. A Fund will not be pursuing its investment objectives in these circumstances.

Change in Investment Objective. Each Fund’s investment objective may be changed without the approval of the Fund’s shareholders upon 60 days’ prior written notice to shareholders.

The Low Duration High Income Fund may not make any change in its investment policy of investing at least 80% of net assets (plus any borrowing for investment purposes) in a portfolio of income producing fixed income securities without first changing the Fund’s name and providing shareholders with at least 60 days’ prior written notice.

The Responsible Credit Fund may not make any change in its investment policy of investing at least 80% of net assets in fixed income securities and other credit-related instruments that meet the Adviser’s responsible investing criteria (as defined herein), without first changing the Fund’s name and providing shareholders with at least 60 days’ prior written notice.

The Strategic Income Fund may not make any change to its investment policy of investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities and income producing equities without first providing shareholders with at least 60 days’ prior written notice of the change to the Fund’s 80% policy and any accompanying changes to the Fund’s name, if applicable.

The Nordic High Income Bond Fund may not make any change to its investment policy of investing at least 80% of its net assets (plus any borrowings for investment purposes) in income producing bonds issued, originated, or underwritten out of the Nordic Countries without first providing shareholders with at least 60 days’ prior written notice of the change to the Fund’s 80% policy and any accompanying changes to the Fund’s name, if applicable.

Principal Risks of Investing in the Funds
Before investing in a Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in a Fund. The Funds’ principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Funds, regardless of the order in which it appears. Each Fund (except as specifically noted herein) is subject to the following risks:

	Low Duration High Income Fund	Ultra-Short Duration Fund	Responsible Credit Fund	Strategic Income Fund	Nordic High Income Bond Fund
Asset-Backed and Mortgage-Backed Securities Risk	✓	✓	✓	✓	—
Bank Loans Risk	✓	✓	✓	✓	—
Below Investment Grade Securities Risk	✓	✓	✓	✓	✓
Convertible Securities Risk	✓	✓	✓	✓	✓
Corporate Events Risk	✓	✓	✓	—	✓
Counterparty Risk	✓	—	—	—	✓
Credit-Related Instruments Risk	✓	✓	✓	—	✓
Credit Risk	✓	✓	✓	✓	✓
Cybersecurity Risk	✓	✓	✓	✓	✓

	Low Duration High Income Fund	Ultra-Short Duration Fund	Responsible Credit Fund	Strategic Income Fund	Nordic High Income Bond Fund
Derivatives Risk	✓	—	—	—	✓
Distressed Securities Risk	✓	✓	✓	✓	✓
Equity Securities Risk	✓	✓	✓	✓	—
ESG Investment Risk	—	—	✓	—	—
Fixed Income Securities Market Risk	✓	✓	✓	✓	✓
Fixed Income Securities Risk	✓	✓	✓	✓	✓
Floating Rate Risk	✓	✓	✓	—	✓
Foreign Investments Risk	✓	✓	✓	✓	✓
Forward Currency Contracts Risk	✓	✓	✓	✓	✓
General Market Risk	✓	✓	✓	✓	✓
Government Securities Risk	✓	✓	✓	—	✓
High Portfolio Turnover Rate Risk	✓	✓	✓	✓	✓
Illiquid Investments Risk	—	X	X	✓	—
Insolvency Risk	X	X	X	X	X
Interest Rate Risk	✓	✓	✓	✓	✓
Leverage Risk	✓	—	—	—	✓
Liquidity Risk	✓	✓	✓	—	✓
Management Risk	✓	✓	✓	✓	✓
Non-Diversification Risk	—	—	✓	—	—
Nordic Countries Risk	—	—	—	—	✓
Other Investment Companies and Exchange-Traded Funds Risk	✓	—	—	—	—
Preferred Stock Risk	✓	✓	✓	✓	—
Prepayment Risk	✓	✓	✓	—	✓
Recent Market Events Risk	✓	✓	✓	✓	✓
Redemption Risk	✓	✓	✓	—	✓
Rule 144A Securities Risk	✓	✓	✓	—	✓
Securities Lending Risk	X	X	X	X	—
Short Sales Risk	X	X	X	✓	X
Sovereign Debt Risk	—	✓	✓	✓	—
SPACs Risk	✓	✓	✓	✓	—
Tax Risk	✓	—	—	—	✓
Tracking Risk	✓	—	—	—	✓
Trade Versus Settlement Risk	✓	✓	✓	—	✓
Yankee Bond Risk	✓	✓	✓	—	✓
Zero Coupon Securities Risk	✓	✓	✓	—	✓

✓    Principal Risk
X    Non-Principal Risk
—    Not Applicable

Asset-Backed and Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are subject to risk of prepayment. This is more likely to occur when interest rates fall because many borrowers refinance mortgages to take advantage of more favorable rates. Prepayments on mortgage- backed securities are also affected by other factors, such as the volume of home sales. The Funds’ yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment may also decrease the value of mortgage-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. However, both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates. Asset-backed and mortgage- backed securities are also subject to extension risk, the risk that rising interest rates could cause prepayments to decrease, extending the life of asset-backed and mortgage-backed securities with lower payment rates. Mortgage-backed securities (“MBS”) generally are classified as either commercial MBS (“CMBS”) or residential MBS (“RMBS”), each of which are subject to certain specific risks. RMBS are subject to the risks generally associated with fixed income securities and mortgage-backed securities. Delinquencies and defaults by borrowers in payments on the underlying mortgages, and the related losses, are affected by general economic conditions, the borrower’s equity in the mortgaged property and the borrower’s financial circumstances. The market for CMBS developed more recently and is relatively small compared to the market for RMBS. CMBS may lack standardized terms, have shorter maturities than residential mortgage loans and may provide for payment of all or substantially all of the principal only at maturity rather than regular amortization of principal. Adverse changes in economic conditions and circumstances are more likely to have an adverse impact on MBS secured by loans on commercial properties than on those secured by loans on residential properties.

Bank Loans Risk. The Funds may invest in bank loans. The secondary market for bank loans is a private, unregulated inter-dealer or inter-bank resale market. Bank loans are usually rated below investment grade. The market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Purchases and sales of loans are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold. These restrictions may impede a Fund’s ability to buy or sell loans and may negatively impact the transaction price. It may take longer than seven days for transactions in loans to settle. The Fund may hold cash, sell investments or temporarily borrow from banks or other lenders to meet short-term liquidity needs due to the extended loan settlement process, such as to satisfy redemption requests from Fund shareholders.

Investments in bank loans are typically in the form of an assignment or participation. Investors in a loan participation assume the credit risk associated with the borrower and may assume the credit risk associated with an interposed financial intermediary. Accordingly, if a lead lender becomes insolvent or a loan is foreclosed, the Funds could experience delays in receiving payments or suffer a loss. In an assignment, the Funds effectively become a lender under the loan agreement with the same rights and obligations as the assigning bank or other financial intermediary. Accordingly, if the loan is foreclosed, the Funds could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Due to their lower place in the borrower’s capital structure and possible unsecured status, junior loans involve a higher degree of overall risk than senior loans of the same borrower. In addition, the floating rate feature of loans means that bank loans will not generally experience capital appreciation in a declining interest rate environment. Declines in interest rates may also increase prepayments of debt obligations and require the Fund to invest assets at lower yields.

A significant portion of bank loans may be “covenant lite” loans that may contain fewer or less restrictive constraints on the borrower and fewer or no financial maintenance covenants and restrictions. A covenant lite loan typically contains fewer clauses which allow an investor to proactively enforce financial covenants. Covenant lite loans also generally provide fewer investor protections if certain criteria are breached. The Funds may experience losses or delays in enforcing their rights on its holdings of covenant lite loans.

U.S. federal securities laws afford certain protections against fraud and misrepresentation in connection with the offering or sale of a security, as well as against manipulation of trading markets for securities. The typical practice of a lender in relying exclusively or primarily on reports from the borrower may involve the risk of fraud, misrepresentation, or market manipulation by the borrower. It is unclear whether U.S. federal securities law protections are available to an investment in a loan. In certain circumstances, loans may not be deemed to be securities, and in the event of fraud or misrepresentation by a borrower, lenders may not have the protection of the anti-fraud provisions of the federal securities laws. However, contractual provisions in the loan documents may offer some protections, and lenders may also avail themselves of common-law fraud protections under applicable state law.

Below Investment Grade Securities Risks (commonly referred to as “junk” bonds). Fixed income instruments that are or are deemed to be the equivalent in terms of quality to securities rated below investment grade by NRSROs are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk to adverse conditions. These securities offer higher returns than bonds with higher ratings as compensation for holding an obligation of an issuer perceived to be less creditworthy. The market prices of such securities are also subject to abrupt and erratic market movements and above-average price volatility, and the spread between the bid and asked prices of such securities may be greater than those prevailing in other securities markets. Changes in economic conditions or developments regarding issuers of non-investment grade debt securities are more likely to cause price volatility and weaken the capacity of such issuers to make principal and interest payments than is the case for higher grade debt securities. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

Convertible Securities Risk. A convertible security is a fixed income security (a debt instrument or a preferred stock) that may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. The market value of a convertible security will perform the same as a regular fixed income security; that is, if market interest rates rise, the value of the convertible security falls. Convertible securities are senior to common stock in an issuer’s capital structure, but are subordinated to any senior debt securities. As a result, in the event of a liquidation of the issuing company, holders of convertible securities generally would be paid after the company’s creditors but before the company’s common shareholders. Consequently, an issuer’s convertible securities generally may be viewed as having more risk than its debt securities but less risk than its common stock. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock. If a convertible security held by a Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the issuing company’s common stock or cash at a time that may be unfavorable to the Fund.

Corporate Events Risks. Corporate event risk is the risk that a corporate transaction or opportunity will not occur, or a natural disaster or regulatory change will cause an abrupt downgrade in a corporate bond which may lower a Fund’s performance.

Counterparty Risk. Counterparty risk arises upon entering into borrowing arrangements or derivative transactions and is the risk from the potential inability or unwillingness of counterparties to meet the terms of their contracts. If the counterparty defaults, the Funds’ losses will generally consist of the net amount of contractual payments that it has not yet received, though the Funds’ maximum risk due to counterparty credit risk could extend to the notional amount of the contract should the underlying asset on which the contract is written have no offsetting market value. The “notional value” is generally defined as the value of the Derivative’s underlying assets at the spot price. The Funds could be exposed to increased leverage risk should it finance Derivative transactions without holding cash or cash equivalents equal to the notional value of its Derivative positions.

Credit-Related Instruments Risk. Credit-Related Instruments held by a Fund may be subject to interest rate risk, call risk, prepayment and extension risk, credit risk, and liquidity risk, which are more fully described below.
Call Risk. During periods of declining interest rates, a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates. A Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in its income.
Credit Risk. Credit-Related Instruments are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the investments could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Lower rated Credit-Related Instruments involve greater credit risk, including the possibility of default or bankruptcy.
Interest Rate Risk. Credit-Related Instruments are subject to the risk that the investments could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Credit-Related Instruments with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than fixed income investments with shorter maturities.
Liquidity Risk. Trading opportunities are more limited for Credit-Related Instruments that have not received any credit ratings, have received ratings below investment grade or are not widely held. These features make it more difficult to sell or buy an investment at a favorable price or time. Consequently, a Fund may have to accept a lower price to sell an investment, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on its performance. Infrequent trading of securities may also lead to an increase in their price volatility. Liquidity risk also refers to the possibility that a Fund may not be able to sell an investment or close out an investment contract when it wants to. If this happens, a Fund will be required to hold the investment or keep the position open, and it could incur losses.
Prepayment and Extension Risk. Many types of Credit-Related Instruments are subject to prepayment risk. Prepayment occurs when the issuer of a fixed income investment can repay principal prior to the security’s maturity. Credit-Related Instruments subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a fixed income security can be difficult to predict and result in greater volatility. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. This is known as extension risk and may increase a Fund’s sensitivity to rising rates and its potential for price declines.
Credit Risk. Debt portfolios are subject to credit risk. Credit risk refers to the likelihood that an issuer will default in the payment of principal and/or interest on an instrument. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, lack or inadequacy of collateral or credit enhancement for a debt instrument may affect its credit risk. Credit risk may change over the life of an instrument, and debt obligations which are rated by rating agencies are often reviewed and may be subject to downgrade.

Cybersecurity Risk. With the Internet and other technologies being essential to conducting business, the Funds are susceptible to operational, information security, and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting the Funds or their service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Funds’ ability to calculate their NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which the Funds invest, counterparties with which the Funds engage in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Funds’ service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cybersecurity plans and systems put in place by their service providers or any other third parties whose operations may affect the Funds or their shareholders. As a result, the Funds and their shareholders could be negatively impacted.

Derivatives Risk. Derivatives are financial instruments that derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. Derivatives entered into by a Fund can be volatile and involve various types and degrees of risk, depending upon the characteristics of a particular Derivative and the portfolio of the Fund. Derivatives permit portfolio managers or the Adviser to increase or decrease the level of risk of an investment portfolio, or change the character of the risk to which an investment portfolio is exposed in much the same way as the managers can increase or decrease the level of risk, or change the character of the risk, of an investment portfolio by making investments in specific securities. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential effect on performance of the Fund. In addition, Derivatives also involve the risk of mispricing or improper valuation. The Low Duration High Income Fund’s use of Derivatives may include total return swaps, options and futures designed to replicate the performance of a Fund or to adjust market or risk exposure.

If a Fund invests in Derivatives at inopportune times or incorrectly judges market conditions, the investments may reduce the return of the Fund or result in a loss. The Fund could also experience losses if Derivatives are poorly correlated with its other investments, or if the Fund is unable to liquidate the position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives. Furthermore, when seeking to obtain short exposure by investing in Derivatives, the Fund may be subject to regulatory restrictions. To the extent the Fund invests in Derivatives, the risks below may affect its performance:

Interest Rate Risk. Underlying investments may lose value due to interest rate changes.

Liquidity Risk. The Fund may not be able to sell or close out a Derivative instrument.

Options Risk. Options contracts are subject to the same risks as the investments in which the Fund invests directly, but also may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying investments. Investments in options involve additional costs, may be more volatile than other investments and may involve a small initial investment relative to the risk assumed. If the Adviser incorrectly forecasts the value of investments in using an option contract, the Fund might have been in a better position if the Fund had not entered into the contract. In addition, the value of an option may not correlate perfectly to the underlying financial asset, index or other investment or overall securities markets.

Swap Agreements Risk. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year, and will not have liquidity beyond the counterparty to the agreement. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. A swap contract may not be assigned without the consent of the counter-party, and may result in losses in the event of a default or bankruptcy of the counter-party.

Distressed Securities Risk. The Funds may invest in securities of companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although such investments may result in significant returns to the Funds, they involve a substantial degree of risk. Any one or all of the issuers of the securities in which the Funds may invest may be unsuccessful or not show any return for a considerable period of time. The level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial difficulties is unusually high. There is no assurance that the Adviser will correctly evaluate the value of the assets collateralizing the Funds’ loans or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a company in which the Funds invest, the applicable Fund may lose its entire investment or may be required to accept cash or securities with a value less than the applicable Fund’s original investment. Under such circumstances, the returns generated from the applicable Fund’s investments may not adequately compensate for the risks assumed. In addition, there is no minimum credit standard that is a prerequisite to the Funds’ investments in any instrument, and a significant portion of the obligations and preferred stock in which a Fund invests may be less than investment grade.

Equity Securities Risk. The Funds will be exposed to equity market risk through direct investments in equity securities, and its investment in other equity-linked instruments. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Preferred stocks are subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and participation in the growth of an issuer may be limited.

ESG Investment Risk. A Fund’s focus on sustainability considerations (ESG criteria) may limit the number of investment opportunities available to the Fund, and as a result, at times, the Fund may underperform funds that are not subject to similar investment considerations.

Fixed Income Securities Market Risk. The Funds may invest in fixed income securities. Difficult conditions in the broader financial markets have in the past resulted in a temporary but significant contraction in liquidity for fixed income securities. Liquidity relates to the ability of a Fund to sell its investments in a timely manner at a price approximately equal to its value on the Fund’s books. To the extent that the market for fixed income securities suffers such a contraction, securities that were considered liquid at the time of investment could become temporarily illiquid, and the Adviser may experience delays or difficulty in selling assets at the prices at which the Fund carries such assets, which may result in a loss to such Fund. There is no way to predict reliably when such market conditions could re-occur or how long such conditions could persist.

In the event of a severe market contraction precipitated by general market turmoil, economic conditions, changes in prevailing interest rates or otherwise, coupled with extraordinary levels of Fund shareholder redemption requests, a Fund may have to consider selling its holdings at a loss including at prices below the current value on the Fund’s books, borrowing money to satisfy redemption requests in accordance with the Fund’s borrowing policy or postponing payment of redemption requests for up to seven days or longer, as permitted by applicable law, or other extraordinary measures. In addition, if a Fund needed to sell large blocks of investments to meet shareholder redemption requests or to raise cash, those sales could further reduce prices, particularly for lower-rated and unrated securities.

Interest rate changes may have adverse effects on investments, volatility and liquidity in the market for fixed income securities. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.

Fixed Income Securities Risk. The Funds invest a significant portion of their assets in fixed income securities. Fixed income securities are subject to credit risk and market risk, including interest rate risk. Credit risk is the risk of the issuer’s inability to meet its principal and interest payment obligations. Market risk is the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. There is no limitation on the maturities of fixed income securities in which the Funds invest. Securities having longer maturities generally involve greater risk of fluctuations in value resulting from changes in interest rates.

Floating Rate Risk. Securities with floating interest rates generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate instruments will not generally increase in value if interest rates decline. Changes in interest rates will also affect the amount of interest income the Fund earns on its floating rate investments.

Foreign Investments Risk. The Funds’ performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Funds invest. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. Additionally, certain non- US markets may rely heavily on particular industries and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals may adversely affect the Funds’ foreign holdings or exposures.

Investments in non-US companies include American Depositary Receipts (“ADRs”) and similar investments, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), dollar-denominated foreign securities and securities purchased directly on foreign exchanges. ADRs, EDRs and GDRs are depositary receipts for non-US company stocks that are not themselves listed on a U.S. exchange, and are issued by a bank and held in trust at that bank, and that entitle the owner of such depositary receipts to any capital gains or dividends from the foreign company stocks underlying the depositary receipts. ADRs are U.S. dollar denominated. EDRs and GDRs are typically U.S. dollar denominated but may be denominated in a foreign currency.

Forward Currency Contracts Risk. The Funds may enter into forward currency contracts. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, the Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

General Market Risk. The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. The securities markets may experience substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default, and valuation difficulties, all of which may increase the risks of investing in securities held by the Funds.

Government Securities Risk. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. As a result, there is a risk that these entities will default on a financial obligation. For instance, securities issued by Ginnie Mae are supported by the full faith and credit of the U.S. Government. Securities issued by Fannie Mae and Freddie Mac are supported only by the discretionary authority of the U.S. Government. However, the obligations of Fannie Mae and Freddie Mac have been placed into conservatorship until the entities are restored to a solvent financial condition. Securities issued by the Student Loan Marketing Association or “Sallie Mae” are supported only by the credit of that agency.

Government Securities Risk. The obligations of Nordic Countries include securities issued or guaranteed as to principal and interest by the Nordic Countries, their agencies or instrumentalities. Payment of principal and interest on Nordic Country obligations may be backed by the full faith and credit of the applicable Nordic Country or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the Nordic Countries would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. As a result, there is a risk that these entities will default on a financial obligation.

High Portfolio Turnover Rate Risk. The Funds pay transaction costs, such as commissions, when they buy and sell securities (or “turns over” their portfolios). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Funds’ performance.

Illiquid Investments Risk. Illiquid investments include any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or dispositions significantly changing the market value of the investment, and include repurchase agreements maturing in more than seven days. Illiquid investments involve the risk that the securities will not be able to be sold at the time desired by the Adviser or at prices approximating the value at which a Fund is carrying the securities.
Insolvency Risk. The Funds’ investments in fixed income securities may be subject to various laws enacted in the jurisdiction or state of the borrower for the protection of creditors. If an unpaid creditor files a lawsuit seeking payment, the court may invalidate all or part of the borrower’s debt as a fraudulent conveyance, subordinate such indebtedness to existing or future creditors of the borrower or recover amounts previously paid by the borrower in satisfaction of such indebtedness, based on certain tests for borrower insolvency and other facts and circumstances, which may vary by jurisdiction. There can be no assurance as to what standard a court would apply in order to determine whether the borrower was “insolvent” after giving effect to the incurrence of the indebtedness, or that regardless of the method of valuation, a court would not determine that the borrower was “insolvent” after giving effect to such incurrence. In addition, in the event of the insolvency of a borrower, payments made on fixed income securities could be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year and one day) before insolvency.

Interest Rate Risk. The prices of securities in general and fixed income securities in particular tend to be sensitive to interest rate fluctuations. Increases in interest rates can result in significant declines in the prices of fixed income securities. Securities with floating interest rates generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. The negative impact on fixed income securities generally from rate increases, regardless of the cause, could be swift and significant, which could result in losses by the Fund, even if anticipated by the Adviser.

Leverage Risk. Investments in Derivatives and selling securities short involve the use of leverage. Leverage can increase the investment returns of the Funds. However, if the investment decreases in value, the Funds will suffer a greater loss than would have resulted without the use of leverage. The Fund will maintain long positions in securities available for collateral, consisting of cash, cash equivalents, and other liquid securities, to meet any applicable asset coverage obligations under the 1940 Act. However, if the value of such collateral declines, margin calls by lending brokers could result in the liquidation of such collateral securities at disadvantageous prices.

Liquidity Risk. Certain securities, including Credit-Risk Related Instruments in which the Funds invest, and markets can become illiquid at times and negatively impact the price of an investment if the Funds were to sell during times of illiquidity. The Funds may have to lower the price, sell other securities or forego an investment opportunity, any of which may have a negative effect on the management or performance of the Funds.

Management Risk. The ability of a Fund to meet its investment objective is directly related to the Adviser’s investment strategies for the Fund. The value of your investment in a Fund may vary with the effectiveness of the Adviser’s research, analysis and asset allocation among portfolio securities. If the Adviser’s investment strategies do not produce the expected results, your investment could be diminished or even lost.

Non-Diversification Risk. The Responsible Credit Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Therefore, the Responsible Credit Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in the obligations of a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Responsible Credit Fund’s net asset value (“NAV”) and may make the Responsible Credit Fund more volatile than more diversified funds.

Nordic Countries Risk. Investments in issuers of the Nordic Countries may subject the Nordic High Income Bond Fund to legal, regulatory, political, currency, security, and economic risks specific to each of the Nordic Countries. The economies of the Nordic Countries are heavily dependent on natural resources and trade amongst one another and with the members of the European Union. Decreasing European imports, new trade regulations, changes in exchange rates, a recession in Europe, or a slowing of economic growth in this region could have an adverse impact on the securities in which the Nordic High Income Bond Fund invests. The Nordic Countries have historically maintained generous welfare programs. Such welfare programs can negatively impact the economies of the Nordic Countries by causing increased government spending, higher production costs and lower productivity.

Other Investment Companies and Exchange-Traded Funds Risk. Federal law generally prohibits a mutual fund from acquiring shares of an investment company if, immediately after such acquisition, the Funds and their affiliated persons would hold more than 3% of such investment company’s total outstanding shares. This prohibition may prevent the Funds from allocating its investments in an optimal manner. You will indirectly bear fees and expenses charged by the underlying funds in addition to the Funds’ direct fees and expenses and, as a result, your cost of investing in the Funds will generally be higher than the cost of investing directly in the underlying fund shares.

An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange traded) that has the same investment objective, strategies and policies. The price of an ETF can fluctuate within a wide range, and the Funds could lose money when investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF’s shares may trade at a discount to their NAV; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. Additionally, ETFs have management and other fees, which increase their cost.

Preferred Stock Risk. The value of preferred stocks may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Preferred stocks may be more volatile than fixed income securities and are more correlated with the issuer’s underlying common stock than fixed income securities. While most preferred stocks pay a dividend, the Funds may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend.

Prepayment Risk. Many types of debt securities, including floating rate loans and mortgage-related securities, may reflect an interest in periodic payments made by borrowers. Although debt securities and other obligations typically mature after a specified period of time, borrowers may pay them off sooner. When a prepayment happens, all or a portion of the obligation will be prepaid. A borrower is more likely to prepay an obligation which bears a relatively high rate of interest. This means that in times of declining interest rates, there is a greater likelihood that a Fund’s higher yielding securities will be pre-paid and the Fund will probably be unable to re-invest those proceeds in an investment with as great a yield, causing the Fund’s yield to decline. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If a Fund buys those investments at a premium, accelerated prepayments on those investments could cause the Fund to lose a portion of its principal investment and result in lower yields to shareholders. The increased likelihood of prepayment when interest rates decline also limits market price appreciation, especially certain loans and mortgage-backed securities. The effect of prepayments on the price of a security may be difficult to predict and may increase the security’s price volatility. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments.

Recent Market Events Risk. U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate changes, the possibility of a national or global recession, trade tensions and tariffs, political events and geopolitical conflicts. As a result of continuing political tensions and armed conflicts, including the wars in Europe and the Middle East, markets have experienced increased volatility. Continuing market volatility as a result of recent market conditions or other events may have an adverse effect on the performance of the Funds.
Geopolitical economies and financial markets are increasingly interconnected. These developments listed above, as well as other events, could result in further market volatility and may negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite efforts to address market disruptions. As a result, the risk environment remains elevated. The Adviser will monitor developments and seek to manage the Funds in a manner consistent with achieving each Fund’s investment objective, but there can be no assurance that they will be successful in doing so.

Redemption Risk. The Funds may experience periods of heavy redemptions that could cause a Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that a Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. If a Fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of your investment could decline.

Rule 144A Securities Risk. Rule 144A securities are purchased in transactions exempt from the registration requirements of the Securities Act of 1933, as amended, (the “Securities Act”) pursuant to Rule 144A of the Securities Act. Rule 144A securities may only be sold to qualified institutional buyers, such as the Fund. The market for Rule 144A securities typically is less active than the market for public securities. Rule 144A securities carry the risk that the trading market may not continue and the Fund might be unable to dispose of these securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements.

Securities Lending Risk. Each Fund, except the Nordic High Income Bond Fund, may make secured loans of its portfolio securities. Borrowers of the Fund’s securities may provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions. To the extent a Fund lends its securities, it may be subject to these risks.

Short Sales Risk. A short sale is the sale by the Strategic Income Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position. A short sale will be successful if the price of the shorted security decreases. However, if the underlying security goes up in price during the period in which the short position is outstanding, the Strategic Income Fund will realize a loss. The risk on a short sale is unlimited because the Strategic Income Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions. With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. The Strategic Income Fund would also incur increased transaction costs associated with selling securities short. In addition, if the Strategic Income Fund sells securities short, it must maintain a segregated account with its custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Strategic Income Fund’s broker (not including the proceeds from the short sales).

Sovereign Debt Risk. The Funds may invest in securities issued or guaranteed by foreign governmental entities (known as sovereign debt securities). These investments are subject to the risk of payment delays or defaults, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, large debt positions relative to the country’s economy, or failure to implement economic reforms. There is no legal or bankruptcy process for collecting sovereign debt.

Certain issuers of sovereign debt may be dependent on disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest liabilities on their debt. Such disbursements may be conditioned upon a debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. A failure on the part of the debtor to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the debtor, which may impair the debtor’s ability to service its debts on a timely basis. As a holder of sovereign debt, the Funds may be requested to participate in the restructuring of such sovereign indebtedness, including the rescheduling of payments and the extension of further loans to debtors, which may adversely affect the

Funds. There can be no assurance that such restructuring will result in the repayment of all or part of the debt.

SPACs Risk. The Funds invest in equity securities of SPACs, which raise assets to seek potential business combination opportunities. Unless and until a business combination is completed, a SPAC generally invests its assets in U.S. government securities, money market securities, and cash. If a business combination that meets the requirements for the SPAC is not completed within a pre-established period of time (e.g., two years), the invested funds are returned to the entity’s shareholders. Because SPACs have no operating history or ongoing business other than seeking a business combination, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Public stockholders of SPACs may not be afforded a meaningful opportunity to vote on a proposed initial business combination because certain stockholders, including stockholders affiliated with the management of the SPAC, may have sufficient voting power, and a financial incentive, to approve such a transaction without support from public stockholders. As a result, a SPAC may complete a business combination even though a majority of its public stockholders do not support such a combination. There is no guarantee that the SPACs in which a Fund invests will complete a business combination or that any business combination that is completed will be profitable. Some SPACs may pursue a business combination only within certain industries or regions, which may increase the volatility of their prices. SPACs may also encounter intense competition from other entities having a similar business objective, such as private investors or investment vehicles and other SPACs, competing for the same acquisition targets, which could make completing an attractive business combination more difficult. To the extent a SPAC is invested in cash or cash equivalents, this may impact the ability of a Fund to meet its investment objectives. Investments in a SPAC may be considered illiquid and/or subject to restrictions on resale.

The economic terms of the investments made by a SPAC’s sponsors, directors, officers and their affiliates usually differ from those of the public shareholders such as the Funds. Sponsors, directors, officers and their affiliates may have financial incentives that differ from public shareholders which may result from securities ownership, compensation arrangements or relationships with affiliated entities that may lead to conflicts of interest when evaluating potential business combination opportunities. The compensation arrangement of a SPAC’s sponsors, directors, officers or affiliates may create financial incentives to complete a business combination transaction even if the transaction may not be in the best interest of other shareholders.

Tax Risk. Each Fund’s investments and investment strategies, specifically its investments in Derivatives, may subject the Fund to special federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) accelerate income to the Fund; (iii) convert long-term capital gain taxed at lower rates into short-term capital gain or ordinary income taxed at higher rates; (iv) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (v) treat dividends that would otherwise constitute “qualified dividend” income as non-qualified dividend income; or (vi) create a risk that the Fund will fail the diversification and source of income requirements under Sections 851 to 855 of the Internal Revenue Code of 1986, as amended (the “Code”), which could cause the Fund to fail to qualify for the tax treatment applicable to a regulated investment company.

Tracking Risk. The value of the Derivative instruments that the Low Duration High Income Fund and Nordic High Income Bond Fund use may not correlate to (or track) the values of the underlying securities. When used for hedging purposes, lack of correlation between price or rate movements of the Derivative instrument and the underlying investment sought to be hedged may prevent the Funds from achieving the intended hedging effect or expose the Funds to risk of loss.
Trade Versus Settlement Risk. The Funds may invest in securities that have varied settlement terms and dates. The longer the amount of time between trade date and settlement date the greater the risk that settlement will occur on a timely basis.
Yankee Bond Risk. Yankee bonds are subject to the same risks as other debt issues, notably credit risk, market risk, currency and liquidity risk. Other risks include adverse political and economic developments; the extent and quality of government regulations of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.
Zero Coupon Securities Risk. While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds. Zero coupon securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash interest at regular intervals. Further, to maintain its qualification for pass-through treatment under the Federal tax laws, the Fund is required to distribute income to its shareholders and, consequently, may have to dispose of other, more liquid portfolio securities under disadvantageous circumstances or may have to leverage itself by borrowing in order to generate the cash to satisfy these distributions. The required distributions may result in an increase in the Fund’s exposure to zero coupon securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund’s portfolio.

Portfolio Holdings Information
A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ Statement of Additional Information (“SAI”). Disclosure of the Funds’ holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual and semi-annual reports to Fund shareholders and in the quarterly holdings report on Form N-CSR. The annual and semi-annual reports to Fund shareholders are available free of charge by contacting the CrossingBridge Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252 or calling 888-898-2780, or by visiting the Funds’ website at www.crossingbridgefunds.com. Part F of Form N-PORT is available on the SEC’s website at www.sec.gov.

Management of the Funds

The Adviser
The Trust, on behalf of the Funds, has entered into an investment advisory agreement (“Advisory

Agreement”) with CrossingBridge Advisors, LLC, located at 427 Bedford Road, Suite 220, Pleasantville, NY 10570. The Adviser is registered as an investment adviser with the SEC and was formed in December 2016. CrossingBridge Advisors, LLC is a majority-owned subsidiary of ENDI Corp. The Adviser and its affiliates have managed a variety of credit-related investment vehicles and/or accounts since 1996. As of September 30, 2025, the Adviser managed over $4.2 billion in assets. Under the Advisory Agreement, the Adviser has overall responsibility for the general management and investment of each Fund’s portfolio, subject to the supervision of the Board of Trustees. Each Fund compensates the Adviser for its services at the annual rate of 0.65% of its average annual net assets, payable on a monthly basis in arrears. For the fiscal year ended September 30, 2025, the Adviser received a management fee of 0.65% of the Low Duration High Income Fund’s average daily net assets. For the fiscal year ended September 30, 2025, the Adviser received a management fee of 0.66% of the Ultra-Short Duration Fund’s average daily net assets. For the fiscal year ended September 30, 2025, the Adviser received a management fee of 0.31% (net of fee waiver) of the Responsible Credit Fund’s average daily net assets. For the fiscal year ended September 30, 2025, the Adviser received a management fee of 0.65% of the Strategic Income Fund’s average daily net assets. For the fiscal year ended September 30, 2025, the Adviser received a management fee of 0.26% (net of fee waiver) of the Nordic High Income Bond Fund.

Fund Expenses. Each Fund is responsible for its own operating expenses; however, pursuant to an operating expense limitation agreement between the Adviser and the Trust, on behalf of the Funds, the Adviser has agreed to waive its management fees and/or reimburse expenses of the Funds to ensure that the total amount of each Fund’s operating expenses (exclusive of Excluded Expenses) does not exceed 0.80% of the average net assets of each of the Low Duration High Income Fund, Ultra-Short Duration Fund and Responsible Credit Fund, through at least January 31, 2027; 0.82% of the average net assets of the Strategic Income Fund, through at least January 31, 2027; and 0.85% of the average net assets of the Nordic High Income Bond Fund, through at least January 31, 2027. Each expense limitation agreement is subject to annual re-approval of the agreement by the Board of Trustees thereafter. Any waiver of management fees or payment of expenses made by the Adviser may be reimbursed by the Funds in subsequent years if the Adviser so requests. This reimbursement may be requested if the aggregate amount actually paid by a Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses at the time of the waiver. The Adviser may request recoupment of previously waived fees and paid expenses from a Fund for three years from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement and is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three years, if such reimbursement will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment. Any such reimbursement will be reviewed by the Board of Trustees. The operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees.

A discussion regarding the basis of the Board of Trustees’ approval of the Advisory Agreement between the Adviser and the Trust, on behalf of the Low Duration High Income Fund, Ultra-Short Duration Fund, Responsible Credit Fund, and Strategic Income Fund, is available in the Funds’ Annual Report to Shareholders on Form N-CSR for the fiscal year ended September 30, 2025. A discussion regarding the basis of the Board of Trustees’ approval of the Advisory Agreement between the Adviser and the Trust, on behalf of the Nordic High Income Bond Fund, is available in the Semi-Annual Report to Shareholders on Form N-CSR for the fiscal period ended March 31, 2025.

The Adviser also serves as investment adviser to the CrossingBridge Ultra-Short Duration ETF, a separate series of the Trust.

Portfolio Managers

David K. Sherman David Sherman founded Cohanzick Management, LLC in 1996 and CrossingBridge Advisors, LLC in 2016 and currently serves as the CIO for the CrossingBridge Fund family. Mr. Sherman has 35+ years of investment management experience. Earlier in his career, Mr. Sherman was actively involved as a senior executive in Leucadia National Corporation’s corporate investments and acquisitions and was Treasurer of the holding company’s insurance operations. Mr. Sherman holds a B.S from Washington University.

T. Kirk Whitney, CFA® is a Senior Portfolio Manager of the Adviser, and serves as a Portfolio Manager of the Low Duration High Income Fund, Ultra-Short Duration Fund and Responsible Credit Fund. Mr. Whitney joined Cohanzick Management, LLC as a Portfolio Analyst in 2013. Mr. Whitney has over 20 years of experience having worked at the Solaris Group, Concordia Advisors, Alliance Capital and Bloomberg. Mr. Whitney holds a B.S. from Pennsylvania State University.

Michael De Kler is a Portfolio Manager of the Adviser and serves as a Portfolio Manager of the Ultra-Short Duration Fund. Michael De Kler joined Cohanzick Management, LLC in 1999 and has been an employee of CrossingBridge since 2024 where he serves as a Portfolio Manager. Mr. De Kler holds a B.S. and a M.B.A from Fairleigh Dickinson University.

Spencer Rolfe is a Portfolio Manager of the Adviser and serves as a Portfolio Manager of the Responsible Credit Fund, Strategic Income Fund and Nordic High Income Bond Fund. Prior to joining the Adviser, Mr. Rolfe was a Managing Director at Corvid Peak Capital Management and an Analyst at Arena Investors, focusing on credit opportunities and special situations. Mr. Rolfe began his career at Cohanzick Management, LLC, an affiliate of the Adviser, in 2017, covering performing and distressed credit opportunities and equity special situations. In addition, Mr. Rolfe is a Teaching Assistant within the Finance Department of New York University’s Stern Business School with a focus on Global Value Investing. Mr. Rolfe received his B.A. from the University of Missouri.

Chen Ling is an Analyst of the Adviser and serves as the Assistant Portfolio Manager of the Nordic High Income Bond Fund. Ms. Ling joined the Adviser as an investment analyst in 2021. Prior to joining the Adviser, Ms. Ling worked in equity trading at TD Ameritrade from 2012 to 2015, private wealth management at Stratos Wealth Partners from 2016 to 2019, and sell-side equity research at Credit Suisse in 2020. Ms. Ling holds a B.S. from University of California San Diego, and an MBA from NYU Stern School of Business.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed and ownership of securities in the Funds.

CFA® is a registered trademark owned by the CFA Institute.

Derivative Actions
Pursuant to the Trust’s Amended and Restated Declaration of Trust (the “Declaration of Trust”), and subject to the limitations disclosed in the Declaration of Trust, a Fund shareholder may only bring a derivative action if (i) the shareholder or shareholders make a pre-suit demand upon the Board of Trustees to bring the subject action unless an effort to cause the Board of Trustees to bring such an action is not likely to succeed (as defined in the Declaration of Trust); (ii) shareholders eligible to bring such derivative action under the Delaware Statutory Trust Act who hold at least 10% of the outstanding voting securities of the Trust, or 10% of the outstanding voting securities of the series or class to which such action relates, shall join in the request for the Board of Trustees to commence such action; and (iii) the Board of Trustees is afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Board of Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action. The provision requiring at least 10% of the outstanding voting securities of the Trust, applicable series or class to join in the request to bring the derivative action and the provision requiring an undertaking by the requesting shareholders to reimburse the Trust for the expense of any advisors retained by the Board of Trustees in the event that the Trustees determine not to bring such action, do not apply to claims brought under federal securities laws.

Shareholder Information

Choosing a Share Class
The Low Duration High Income Fund and Strategic Income Fund each offer Institutional Class shares and Retail Class shares. The Ultra-Short Duration Fund, Responsible Credit Fund and Nordic High Income Bond Fund offer Institutional Class shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices as outlined below.

Institutional Class Shares. Institutional Class shares are offered for sale at NAV without the imposition of a sales charge or Rule 12b-1 distribution fee. Institutional Class shares are subject to a shareholder servicing fee at an annual rate not to exceed 0.15% of a Fund’s average daily net assets, attributable to Institutional Class shares. Currently, the shareholder servicing fee charged is 0.09% of the Responsible Credit Fund’s average daily net assets, 0.10% of the Low Duration High Income Fund and Nordic High Income Bond Fund’s average daily net assets, 0.11% of the Ultra-Short Duration Fund’s average daily net assets, and 0.12% of the Strategic Income Fund’s average daily net assets; however, the fee may be increased to 0.15% of a Fund’s average daily net assets attributable to Institutional Class shares at any time. Institutional Class shares are offered primarily to institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other distribution or service fees with respect to their customer’s investments in the Fund. Pension and profit sharing plans, employee trusts and employee benefit plan alliances and “wrap account” or “managed fund” programs established with broker-dealers or financial intermediaries that maintain an omnibus or pooled account for the Fund and do not require the Fund to pay a fee, generally may purchase Institutional Class shares, subject to investment minimums.

Retail Class Shares. Retail Class shares of the Low Duration High Income Fund and Strategic Income Fund are offered for sale at NAV, without the imposition of a sales charge. Retail Class shares are subject to a 0.25% Rule 12b-1 distribution fee on an annual basis. Retail Class shares of a Fund are also subject to a shareholder servicing fee at an annual rate not to exceed 0.15% of a Fund’s average daily net assets attributable to Retail Class shares. Currently, the shareholder servicing fee charged is 0.10% of the Low Duration High Income Fund’s average daily net assets and 0.12% of the Strategic Income Fund’s average daily net assets; however, the fee may be increased to 0.15% of a Fund’s average daily net assets attributable to Retail Class shares at any time. As a result, Retail Class shares pay higher annual expenses than Institutional Class shareholders.

Distribution Plan (Rule 12b-1 Plan) - Low Duration High Income Fund and Strategic Income Fund Only
The Low Duration High Income Fund and Strategic Income Fund have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, a Fund is authorized to pay the Distributor, or such other entities as approved by the Board of Trustees, Rule 12b-1 distribution fees for the costs and services it provides and expenses it bears in the sale and distribution of Retail Class shares of a Fund (the “Rule 12b-1 Fee”). The maximum annual rate of the Rule 12b-1 Fee is 0.25% of a Fund’s average daily net assets attributable to Retail Class shares. Amounts received under the Plan may be paid to other persons, including the Adviser, for any distribution or service activity. Because these fees are paid out of a Fund’s assets attributable to Retail Class shares on an on-going basis, over time these fees will increase the cost of your investment in a Fund and may cost you more than paying other types of sales charges.

Shareholder Servicing Plan
The Trust, on behalf of the Funds, has also adopted a Shareholder Servicing Plan that allows the Funds to make payments to financial intermediaries and other persons for certain personal services for shareholders and/or the maintenance of shareholder accounts. The shares of the Funds are subject to shareholder servicing fee at an annual rate not to exceed 0.15% of a Fund’s average daily net assets attributable to Institutional Class and Retail Class shares (as applicable). Currently, the shareholder servicing fee charged is 0.09% of the Responsible Credit Fund’s average daily net assets, 0.10% of the Low Duration High Income Fund and Nordic High Income Bond Fund’s average daily net assets, 0.11% of the Ultra-Short Duration Fund’s average daily net assets, and 0.12% of the Strategic Income Fund’s average daily net assets; however, the fee may be increased to 0.15% of a Fund’s average daily net assets, at any time. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment in the Fund and may cost you more than paying other types of sales charges.

Share Price
The price of a Fund’s shares is its NAV. The NAV is calculated by dividing the value of a Fund’s total assets, less its liabilities, by the number of its shares outstanding. In calculating the NAV, portfolio securities are valued using current market values or official closing prices, if available. The NAV is calculated at the close of regular trading on the NYSE, (generally 4:00 p.m., Eastern time). The NAV will not be calculated on days on which the NYSE is closed for trading. If the NYSE closes early, the Funds will calculate the NAV as of the close of trading on the NYSE on that day. If an emergency exists as permitted by the SEC, the NAV may be calculated at a different time.

Each equity security owned by a Fund, including shares of closed-end funds, that is listed on a national securities exchange, except for portfolio securities listed on the NASDAQ Stock Market, LLC (“NASDAQ”), is valued at its last sale price on that exchange on the close of that exchange on the date as of which assets are valued. If a security is listed on more than one exchange, the Funds will use the price on the exchange that the Funds generally consider to be the principal exchange on which the security is traded.

Portfolio securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. If the NOCP is not available, such securities shall be valued at the last sell price on the day of valuation. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent quoted bid and asked prices at the close of the exchange on such day or the security is valued at the latest sales price on the

“composite market” for the day such security is being valued. The composite market is defined as the consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter (“OTC”) markets as published by an approved independent pricing service (“Pricing Service”).

Exchange-traded options are valued at the composite price, using the National Best Bid and Offer quotes. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Option contracts on securities, currencies and other financial instruments traded in the OTC market with less than 180 days remaining until their expiration are valued at the evaluated price provided by the broker-dealer with which the option was traded. Option contracts on securities, currencies and other financial instruments traded in the OTC market with 180 days or more remaining until their expiration are valued at the prices provided by a recognized independent broker-dealer.

Debt securities, including short-term debt securities having a maturity of 60 days or less, are valued at the mean in accordance with prices supplied by a Pricing Service. Pricing Services may use various valuation methodologies such as the mean between the bid and ask prices, matrix pricing method or other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer. Fixed income securities purchased on a delayed-delivery basis are typically marked to market daily until settlement at the forward settlement date. Any discount or premium is accreted or amortized using the constant yield method until maturity. Forward currency contracts are valued at the mean between the bid and asked prices.

If market quotations are not readily available or deemed unreliable, a security or other asset will be valued at its fair value as determined under the Adviser’s fair value pricing procedures subject to oversight by the Board of Trustees. These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market or world events cause the Adviser to believe that the security’s last sale price may not reflect its actual fair market value. The intended effect of using fair value pricing procedures is to ensure that a Fund’s shares are accurately priced. The Adviser will regularly evaluate whether a Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained.

When fair value pricing is employed, the prices of securities used by each Fund to calculate its NAV may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) from the price of the security quoted or published by others or the value when trading resumes or realized upon its sale. Therefore, if a shareholder purchases or redeems Fund shares when a Fund holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than it would be if the Fund were using market-value pricing. The Adviser anticipates that the Funds’ portfolio holdings will be fair valued only if market quotations for those holdings are not readily available or considered unreliable.

In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time a Fund’s NAV is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Funds will value foreign securities at fair value, taking into account such events, in calculating the NAV. In such cases, use of these evaluated prices can reduce an investor’s ability to seek to profit by estimating the Funds’ NAV in advance of the time the NAV is calculated. In the event a Fund holds portfolio securities that trade in foreign markets or that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the Fund’s NAV may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

How to Purchase Shares
All purchase requests received in good order by the Funds’ transfer agent, U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) or by an authorized financial intermediary (an “Authorized Intermediary,” as defined below) before the close of the NYSE (generally 4:00 p.m., Eastern time) will be processed at that day’s NAV per share. Purchase requests received by the Transfer Agent or an Authorized Intermediary after the close of the NYSE (generally 4:00 p.m., Eastern time) will receive the next business day’s NAV per share. An Authorized Intermediary is a financial intermediary (or its authorized designee) that has made arrangements with a Fund to receive purchase and redemption orders on its behalf (“Authorized Intermediary”). For additional information about purchasing shares through financial intermediaries, please see “Purchasing Shares Through a Financial Intermediary,” below.

All account applications (each an “Account Application”) to purchase Fund shares are subject to acceptance by the Funds and are not binding until so accepted. It is the policy of the Funds not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. Your order will not be accepted until the Funds or the Transfer Agent receives a completed Account Application in good order. The Funds reserve the right to reject any Account Application.

The Funds reserve the right to reject any purchase order or suspend the offering of shares if, in their discretion, it is in a Fund’s best interest to do so. For example, a purchase order may be refused if it appears so large that it would disrupt the management of the Funds. Purchases may also be rejected from persons believed to be “market-timers,” as described under the section entitled “Tools to Combat Frequent Transactions,” below. In addition, a service fee, which is currently $25, as well as any loss sustained by the Funds, will be deducted from a shareholder’s account for any payment that is returned to the Transfer Agent unpaid. Written notice of a rejected purchase order will be provided to the investor within one or two business days under normal circumstances. The Funds and the Transfer Agent will not be responsible for any losses, liability, cost or expense resulting from rejecting any purchase order. Your order will not be accepted until a completed Account Application is received by the Funds or the Transfer Agent.

Shares of the Funds have not been registered for sale outside of the United States. The Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Minimum Investment Amounts
The Low Duration High Income Fund and the Strategic Income Fund each offer investors two classes of shares: Institutional Class shares and Retail Class shares. The Ultra-Short Duration Fund, Responsible Credit Fund and Nordic High Income Bond Fund each offer Institutional Class shares. Minimum initial investment amounts are shown below. There is no minimum investment requirement for subsequent investments.

Share Purchase Amounts	Institutional Class - All Funds	Retail Class - Low Duration High Income Fund and Strategic Income Fund Only
Minimum Initial Investment – All Accounts	$0 for certain institutional investors as described under “Minimum Investment Amounts”; $5,000 for all other investors	$2,500
Minimum Subsequent Investment	None	None
Automatic Investment Plan (Low Duration High Income Fund, Ultra-Short Duration, Responsible Credit, Nordic High Income Bond Fund)	$100	$100
Automatic Investment Plan (Strategic Income Fund)	$1,000	$100
Institutional Class shares are offered without any minimum initial investment to the following types of qualifying institutional investors:

1.Broker-dealers, registered investment advisers, insurance companies, trust institutions or bank trust departments purchasing for their own account or for the account of other institutional investors;
2.Managed account programs that charge an asset-based fee provided by a broker-dealer, registered investment adviser, insurance company, trust institution or bank trust departments;
3.Employee benefit plans investing through an investment adviser, a broker-dealer or another financial intermediary;
4.Any state, county, or city, or any governmental instrumentality, department, authority or agency;
5.Charitable organizations (as defined for purposes of Section 501(c)(3) of the Code) or charitable remainder trusts or life income pools established for the benefit of a charitable organization;
6.Insurance company separate accounts;
7.Health savings account programs provided by a broker-dealer, registered investment adviser, insurance company, trust institution or bank trust department;
8.Other institutions and intermediaries approved by the Funds’ distributor; and
9.Officers, directors and employees of the Adviser and its affiliates; trustees, officers and service providers of the Trust and the Funds; registered representatives and employees of financial intermediaries with a current selling agreement with the Distributor or the Adviser; and immediate family members of such persons.

The Adviser reserves the right to waive or change the minimum initial investment or minimum subsequent investment amounts at its discretion. Shareholders will be given at least 30 days’ written notice of any increase in the minimum dollar amount of initial or subsequent investments. For accounts sold through financial intermediaries, it is the primary responsibility of the financial intermediary to ensure compliance with investment minimums.

Purchase Requests Must be Received in Good Order
Your share price will be the next NAV per share calculated after the Transfer Agent or your Authorized Intermediary receives your purchase request in good order. For purchases made through the Transfer Agent, “good order” means that your purchase request includes:

•the name of the Fund and share class you are investing in;
•the dollar amount of shares to be purchased;
•your Account Application or investment stub; and
•a check payable to the Fund you are investing in.

For information about your financial intermediary’s requirements for purchases in good order, please contact your financial intermediary.

Purchase by Mail
To purchase Fund shares by mail, simply complete and sign the Account Application and mail it, together with your check made payable to the Fund you are investing in, to one of the addresses below. To make additional investments once you have opened your account, write your account number on the check and send it together with the Invest by Mail form from your most recent confirmation statement received from the Transfer Agent. If you do not have the Invest by Mail form, include the name of the Fund you are investing in and your name, address, and account number on a separate piece of paper and mail it with your check made payable to the Fund you are investing in, to:

Regular Mail	Overnight or Express Mail
CrossingBridge Funds	CrossingBridge Funds
c/o U.S. Bank Global Fund Services	c/o U.S. Bank Global Fund Services
P.O. Box 219252	801 Pennsylvania Avenue, Suite 219252
Kansas City, MO 64121-9252	Kansas City, MO 64105-1307

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices. All purchase checks must be in U.S. dollars drawn on a domestic financial institution. The Funds will not accept payment in cash or money orders. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Funds are unable to accept post-dated checks or any conditional order or payment.

Purchase by Wire
If you are making your first investment in the Funds through a wire purchase, the Transfer Agent must have a completed Account Application before you wire funds. You can mail or use an overnight service to deliver your Account Application to the Transfer Agent at the above address. Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you. Once your account has been established, you may instruct your bank to send the wire. Prior to sending the wire, please call the Transfer Agent at 888-898-2780 to advise them of the wire and to ensure proper credit upon receipt. Your bank must include the name of the Fund you are investing in, your name and your account number so that monies can be correctly applied. Your bank should transmit immediately available funds by wire to:

Wire to:	U.S. Bank National Association
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA Number:	075000022
Credit:	U.S. Bancorp Fund Services, LLC
Account:	112-952-137
Further Credit:	(name of the Fund you are investing in)
(Shareholder Name/Account Registration)
(Shareholder Account Number)

Wired funds must be received prior to the close of the NYSE (generally 4:00 p.m., Eastern time) to be eligible for same day pricing. The Funds and U.S. Bank National Association, the Funds’ custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Investing by Telephone
Telephone purchase privileges are automatically provided unless you specifically decline the option on your Account Application. If your account has been open for at least 7 business days, you may purchase additional shares by calling the Funds toll free at 888-898-2780. You must also have submitted a voided check or a savings deposit slip to have banking information established on your account. This option allows investors to move money from their bank account to their Fund account upon request. Only bank accounts held at domestic financial institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions. Telephone purchases are subject to applicable minimum investment amounts for subsequent investments. If your order is received prior to the close of the NYSE (generally 4:00 p.m., Eastern time), shares will be purchased in your account at the applicable price determined on the day your order is placed. During periods of high market activity, shareholders may encounter higher than usual call waiting times. Please allow sufficient time to place your telephone transaction.

Retirement Accounts
The Funds offer prototype documents for a variety of retirement accounts for individuals and small businesses. Please call 888-898-2780 for information on:

•Individual Retirement Plans, including Traditional IRAs and Roth IRAs.
•Small Business Retirement Plans, including Simple IRAs and SEP IRAs.

There may be special distribution requirements for a retirement account, such as required distributions or mandatory federal income tax withholdings. For more information, call the number listed above. Direct shareholder accounts may be charged a $15 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by other institutions may vary.

Automatic Investment Plan
For your convenience, the Funds offer an Automatic Investment Plan (“AIP”). Under the AIP, after your initial investment, you may authorize the Funds to withdraw automatically from your personal checking or savings account any amount that you wish to invest, which must be at least $100 on a monthly basis. In order to participate in the AIP, your bank must be a member of the ACH network. If you wish to enroll in the AIP, complete the appropriate section in the Account Application. The Funds may terminate or modify this privilege at any time. You may terminate your participation in the AIP at any time by notifying the Transfer Agent five days prior to the effective date of the request. A $25 fee will be charged if your bank does not honor the AIP draft for any reason.

Purchasing Shares Through a Financial Intermediary
Investors may be charged a fee if they effect transactions through a financial intermediary. If you are purchasing shares through a financial intermediary, you must follow the procedures established by your financial intermediary. Your financial intermediary is responsible for sending your purchase order and wiring payment to the Transfer Agent. Your financial intermediary holds the shares in your name and receives all confirmations of purchases and sales. Financial intermediaries placing orders for themselves or on behalf of their customers should call the Funds toll free at 888-898-2780, or follow the instructions listed in the sections above entitled “Investing by Telephone,” “Purchase by Mail” and “Purchase by Wire.”

If you place an order for a Fund’s shares through a financial intermediary that is not an Authorized Intermediary in accordance with such financial intermediary’s procedures, and such financial intermediary then transmits your order to the Transfer Agent in accordance with the Transfer Agent’s instructions, your purchase will be processed at the NAV next calculated after the Transfer Agent receives your order. The financial intermediary must promise to send to the Transfer Agent immediately available funds in the amount of the purchase price in accordance with the Transfer Agent’s procedures. If payment is not received within the time specified, the Transfer Agent may rescind the transaction and the financial intermediary will be held liable for any resulting fees or losses.

In the case of Authorized Intermediaries that have made satisfactory payment or redemption arrangements with the Funds, orders will be processed at the NAV next calculated after receipt in good order by the Authorized Intermediary (or its authorized designee), consistent with applicable laws and regulations. An order is deemed to be received when the Funds or an Authorized Intermediary accepts the order. Authorized Intermediaries may be authorized to designate other intermediaries to receive purchase and redemption requests on behalf of the Funds.

For more information about your financial intermediary’s rules and procedures, whether your financial intermediary is an Authorized Intermediary, and whether your financial intermediary imposes cut-off times for the receipt of orders that are earlier than the cut-off times established by the Funds, you should contact your financial intermediary directly.

Anti-Money Laundering Program
The Trust has established an Anti-Money Laundering Compliance Program as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”) and related anti-money laundering laws and regulations. To ensure compliance with these laws, the Account Application asks for, among other things, the following information for all “customers” seeking to open an “account” (as those terms are defined in rules adopted pursuant to the USA PATRIOT Act):

•full name;
•date of birth (individuals only);
•Social Security or taxpayer identification number; and
•permanent street address (a P.O. Box number alone is not acceptable).

If you are opening an account in the name of certain legal entities (e.g., a partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners of the legal entity. Accounts opened by entities, such as corporations, limited liability companies, partnerships or trusts, will require additional documentation.

If any information listed above is missing, your Account Application will be returned and your account will not be opened. In compliance with the USA PATRIOT Act and other applicable anti-money laundering laws and regulations, the Transfer Agent will verify the information on your application. The Funds reserve the right to request additional clarifying information and may close your account and redeem your shares at the next computed NAV if such clarifying information is not received by the Funds within a reasonable time of the request or if the Fund cannot form a reasonable belief as to the true identity of a customer. In the rare event that we are unable to verify your identity, the Funds reserve the right to redeem your account at the current day’s NAV. If you require additional assistance when completing your application, please contact the Transfer Agent at 888-898-2780.

How to Redeem Shares
Orders to sell or “redeem” shares may be placed either directly with the Funds or through an Authorized Intermediary. If you originally purchased your shares through an Authorized Intermediary, your redemption order must be placed with the same Authorized Intermediary in accordance with the procedures established by that Authorized Intermediary. Your Authorized Intermediary is responsible for sending your order to the Transfer Agent and for crediting your account with the proceeds. You may redeem the Funds’ shares on any business day that the Funds calculate their NAV. The price at which redemptions are effected is based on the NAV next calculated after the request is received in good order. To redeem shares directly with the Funds, you must contact the Funds either by mail or by phone to place a redemption request. Your redemption request must be received in good order (as discussed under “Payment of Redemption Proceeds,” below) prior to the close of the regular trading sessions of the NYSE (generally 4:00 p.m., Eastern time) by the Transfer Agent or by your Authorized Intermediary in order to obtain that day’s closing NAV. Redemption requests received by the Transfer Agent or an Authorized Intermediary after the close of the NYSE will be treated as though received on the next business day.

Shareholders who hold their shares through an IRA or other tax-advantaged account must indicate on their written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding. Shares held in IRA or other retirement plan accounts may be redeemed by telephone at 888-898-2780. Investors will be asked whether or not to withhold taxes from any distribution.
Payment of Redemption Proceeds
You may redeem your Fund shares at the NAV per share next determined after the Transfer Agent or your Authorized Intermediary receives your redemption request in good order. Your redemption request cannot be processed on days the NYSE is closed. Redemption proceeds with respect to all requests received by the Transfer Agent or your Authorized Intermediary in good order before the close of the regular trading session of the NYSE (generally 4:00 p.m., Eastern time) will usually be sent one to three business days following the receipt of your redemption request.

A redemption request made through the Transfer Agent will be deemed in “good order” if it includes:

•the shareholder’s name;
•the name of the Fund and share class you are redeeming from;
•the account number;

•the share or dollar amount to be redeemed; and
•signatures by all shareholders on the account and signature guarantee(s), if applicable.

The Funds reserve the right to change the requirements of “good order.” Shareholders will be given advance notice if the requirements of “good order” change. For information about your financial intermediary’s requirements for redemption requests in good order, please contact your financial intermediary.

You may receive proceeds of your sale by a check sent to the address of record, electronically via the ACH network using the previously established bank instructions or via federal wire transfer to your pre-established bank account. The Funds typically expect that it will take one to three business days following the receipt of your redemption request to pay out redemption proceeds regardless of whether the redemption proceeds are paid by check, ACH transfer or wire. Please note that wires are subject to a $15 fee. There is no charge to have proceeds sent via ACH; however, funds are typically credited to your bank within two to three business days after redemption. In all cases, proceeds will be sent within seven calendar days after the Funds receive your redemption request.

The Funds typically expect they will hold cash or cash equivalents to meet redemption requests. The Funds may also uses the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Funds. These redemption methods will be used regularly under normal market conditions and may also be used during periods of stressed market conditions.

If the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to twelve calendar days from the purchase date or until your payment has cleared. Shareholders can avoid this delay by utilizing the wire purchase option. Furthermore, there are certain times when you may be unable to sell Fund shares or receive proceeds. Specifically, the Funds may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days as determined by the SEC: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which disposal by the Funds of securities owned by them is not reasonably practicable or it is not reasonably practicable for the Funds to fairly determine the value of their net assets; or (3) for such other periods as the SEC may permit for the protection of shareholders. Your ability to redeem shares online or by telephone may be delayed or restricted after you change your address. You may change your address at any time by telephone or written request, addressed to the Transfer Agent. Confirmations of an address change will be sent to both your old and new address. Redemption proceeds will be sent to the address of record. The Funds are not responsible for interest lost on redemption amounts due to lost or misdirected mail.

Please note, under unusual circumstances, the Funds may suspend redemptions, as permitted by federal securities law. The Funds may delay paying redemption proceeds for up to seven calendar days after receiving a request if an earlier payment could adversely affect the Funds.

Redemptions in Kind. The Funds generally pay redemption proceeds in cash. However, the Trust, on behalf of the Funds, has filed a notice of election under Rule 18f-1 under the 1940 Act, under which the Trust, on behalf of the Funds, has reserved the right for the Funds to redeem in-kind under certain circumstances, meaning that redemption proceeds are paid in liquid securities with a market value equal to the redemption price. These securities redeemed in kind remain subject to general market risks until sold. If the Funds pay your redemption proceeds by a distribution of securities, you could incur brokerage or other charges when converting the securities to cash. For federal income tax purposes, redemptions in kind are taxed in the same manner to a redeeming shareholder as redemptions paid in cash. In addition, sales of such in-kind securities may generate taxable gains.

Redemption in-kind proceeds are limited to securities that are traded on a public securities market or for which quoted bid prices are available. In the unlikely event that a Fund does redeem shares in kind, the procedures utilized by the Fund to determine the securities to be distributed to redeeming shareholders will generally be representative of a shareholder’s interest in the Fund’s portfolio securities. However, the Funds may also redeem in kind using individual securities as circumstances dictate. Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of a Fund’s net assets in order to minimize the effect of large redemptions on the Fund and its remaining shareholders. Redemptions in-kind may be used in circumstances as described above and during periods of stressed market conditions.

Signature Guarantees
The Transfer Agent may require a signature guarantee for certain redemption requests. Signature guarantees can be obtained from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”), but not from a notary public. A signature guarantee, from either a Medallion program member or a non-Medallion program member, of each owner is required in the following situations:

•if ownership is being changed on your account;
•when redemption proceeds are payable or sent to any person, address or bank account not on record;
•when a redemption request is received by the Transfer Agent and the account address has changed within the last 15 calendar days.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, a signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

In addition to the situations described above, the Funds and/or the Transfer Agent reserve the right to require a signature guarantee or other acceptable signature verification in other instances based on the circumstances relative to the particular situation.

Redemption by Mail
You can execute most redemptions by furnishing an unconditional written request to the Funds to redeem your shares at the current NAV. Redemption requests in writing should be sent to the Transfer Agent at:

Regular Mail	Overnight or Express Mail
CrossingBridge Funds	CrossingBridge Funds
c/o U.S. Bank Global Fund Services	c/o U.S. Bank Global Fund Services
P.O. Box 219252	801 Pennsylvania Avenue, Suite 219252
Kansas City, MO 64121-9252	Kansas City, MO 64105-1307

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

Telephone Redemption
Telephone redemption privileges are automatically provided unless you specifically decline the option on your Account Application. You may redeem shares, in any amount, by instructing the Funds by telephone at 888-898-2780. A signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source may be required of all shareholders in order to add or change telephone redemption privileges on an existing account. Telephone redemptions will not be made if you have notified the Transfer Agent of a change of address within 15 calendar days before the redemption request. Once a telephone transaction has been placed, it may not be cancelled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person. All telephone calls will be recorded for your protection. Written confirmations will be provided for all purchase and redemption transactions initiated by telephone.

Wire Redemption
Wire transfers may be arranged to redeem shares. The Transfer Agent charges a fee, currently $15, per wire redemption against your account on dollar specific trades, and from proceeds on complete redemptions and share-specific trades. There is no charge to have proceeds sent via ACH.

Systematic Withdrawal Program (“SWP”)
The Funds offer a SWP whereby shareholders or their representatives may request a redemption in a specific dollar amount be sent to them each month, calendar quarter or year. Investors may choose to have a check sent to the address of record, or proceeds may be sent to a pre-designated bank account via the ACH network. To start the SWP, your account must have Fund shares with a value of at least $10,000, and the minimum payment amount is $100. The SWP may be terminated or modified by the Funds at any time. You may terminate your participation in the SWP at any time in writing or by telephoning the Transfer Agent no later than five days before the next scheduled withdrawal. A withdrawal under the SWP involves a redemption of Fund shares, and may result in a taxable capital gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the amounts credited to your account, the account ultimately may be depleted. To establish the SWP, complete the SWP section of the Account Application. Please call 888-898-2780 for additional information regarding the SWP.

The Funds’ Right to Redeem an Account
The Funds reserve the right to redeem the shares of any shareholder whose account balance is less than $2,500, other than as a result of a decline in the NAV of the Funds or for market reasons. The Funds will provide a shareholder with written notice 30 calendar days prior to redeeming the shareholder’s account. A redemption by the Funds of a shareholder’s account may result in a taxable capital gain or loss for federal income tax purposes.

Exchanging Shares

You may exchange all or a portion of your investment from one CrossingBridge Fund to an identically registered account in another CrossingBridge Fund within the same class. Any new account established through an exchange will be subject to the minimum investment requirements described above under “How to Purchase Shares,” unless the account qualifies for a waiver of the initial investment requirement. Exchanges will be executed on the basis of the relative NAV of the shares exchanged. An exchange of Fund shares is considered to be a sale of shares for federal income tax purposes on which you may realize a taxable capital gain or loss. A $5 fee will be applied to all exchanges of Fund shares requested by telephone.

Call the Funds (toll-free) at 888-898-2780 to learn more about exchanges.

Tools to Combat Frequent Transactions
The Funds are intended for long-term investors. Short-term “market-timers” who engage in frequent purchases and redemptions may disrupt a Fund’s investment program and create additional transaction costs that are borne by all of the Funds’ shareholders. The Board of Trustees has adopted policies and procedures that are designed to discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance. The Funds take steps to reduce the frequency and effect of these activities in the Funds. These steps may include, among other things, monitoring trading activity and using fair value pricing, when the Adviser determines current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur. The Funds seek to exercise their judgment in implementing these tools to the best of their abilities in a manner that they believe is consistent with shareholder interests. Except as noted herein, the Funds apply all restrictions uniformly in all applicable cases.

Monitoring Trading Practices. The Funds monitor selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the Funds believe that a shareholder has engaged in excessive short-term trading, they may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Funds seek to act in a manner that they believe is consistent with the best interests of their shareholders. The Funds use a variety of techniques to monitor for and detect abusive trading practices. These techniques may change from time to time as determined by the Funds in their sole discretion. To minimize harm to the Funds and their shareholders, the Funds reserve the right to reject any purchase order (but not a redemption request), in whole or in part, for any reason (including, without limitation, purchases by persons whose trading activity in Fund shares is believed by the Adviser to be harmful to a Fund) and without prior notice. The Funds may decide to restrict purchase and sale activity in their shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect Fund performance.

Fair Value Pricing. The Funds employ fair value pricing selectively to ensure greater accuracy in their daily NAVs and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies. The Adviser has developed procedures which utilize fair value pricing when reliable market quotations are not readily available or the Funds’ Pricing Service does not provide a valuation (or provides a valuation that, in the judgment of the Adviser, does not represent the security’s fair value), or when, in the judgment of the Adviser, events have rendered the market value unreliable. Valuing securities at fair value involves reliance on judgment. Fair value determinations are made in good faith in accordance with procedures adopted by the Adviser. There can be no assurance that the Funds will obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Funds determine their NAV per share. More detailed information regarding fair value pricing and changes to the Funds’ fair value pricing procedures can be found in this Prospectus under the heading entitled “Share Price.”

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Funds handle, there can be no assurance that the Funds’ efforts will identify all trades or trading practices that may be considered abusive. In particular, since the Funds receive purchase and sale orders through Authorized Intermediaries that use group or omnibus accounts, the Funds cannot always detect frequent trading. However, the Funds will work with Authorized Intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the Funds have entered into information sharing agreements with Authorized Intermediaries pursuant to which these intermediaries are required to provide to the Funds, at the Funds’ request, certain information relating to their customers investing in the Funds through non-disclosed or omnibus accounts. The Funds will use this information to attempt to identify abusive trading practices. Authorized Intermediaries are contractually required to follow any instructions from the Funds to restrict or prohibit future purchases from shareholders that are found to have engaged in abusive trading in violation of the Funds’ policies. However, the Funds cannot guarantee the accuracy of the information provided to them from Authorized Intermediaries and cannot ensure that they will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts. As a result, the Funds’ ability to monitor and discourage abusive trading practices in non-disclosed and omnibus accounts may be limited.

Other Fund Policies

Telephone Transactions. If you have not declined telephone privileges on the Account Application or in a letter to the Funds, you may be responsible for any fraudulent telephone orders as long as the Funds have taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it cannot be canceled or modified after the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time).
During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact the Funds by telephone, you may also mail the requests to the Funds at the address listed previously in the section entitled “How to Purchase Shares,” above. Neither the Funds nor the Transfer Agent are liable for any loss incurred due to failure to complete a telephone transaction prior to the close of the NYSE (generally 4:00 p.m., Eastern time).

Telephone trades must be received by or prior to the close of the NYSE (generally 4:00 p.m., Eastern time). During periods of high market activity, shareholders may encounter higher than usual call waiting times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to the close of the NYSE. The Funds are not responsible for delays due to communication or transmission outages subject to applicable law.
Neither the Funds nor any of their service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine subject to applicable law. If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person. To confirm that all telephone instructions are genuine, the Funds will use reasonable procedures, such as requesting that you correctly state:

•that you correctly state your Fund account number;
•the name in which your account is registered; or
•the Social Security or taxpayer identification number under which the account is registered.

Policies of Authorized Intermediaries. Your Authorized Intermediary may establish policies that differ from those of the Funds. For example, the institution may charge transaction fees, set higher minimum investments or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus. Please contact your Authorized Intermediary for details.
Closure of a Fund. The Adviser retains the right to close a Fund (or partially close a Fund) or to place restrictions on purchases of Fund shares if it is determined to be in the best interest of shareholders. Based on market and Fund conditions, the Adviser may decide to close a Fund to new investors, all investors or certain classes of investors (such as fund supermarkets) at any time. If a Fund is closed to new purchases it will continue to honor redemption requests, unless the right to redeem shares has been temporarily suspended as permitted by federal law.

Householding. In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, supplements and certain other shareholder documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Funds reasonably believe are from the same family or household. If you would like to discontinue householding for your accounts, please call toll-free at 888-898-2780 to request individual copies of these documents, or if your shares are held through an Authorized Intermediary, please contact them. Once the Funds receive notice to stop householding, the Funds will begin sending individual copies within 30 days after receiving your request. This policy does not apply to account statements.

Lost Shareholders, Inactive Accounts and Unclaimed Property. It is important that the Funds maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Funds. Based upon statutory requirements for returned mail, the Funds will attempt to locate the shareholder or rightful owner of the account. If the Funds are unable to locate the shareholder, then it will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent toll-free at 888-898-2780 at least annually to ensure your account remains in active status.

If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

IRA Accounts. IRA accounts will be charged a $15 annual maintenance fee.

Distribution of Fund Shares

The Distributor

The Trust has entered into a Distribution Agreement (the “Distribution Agreement”) with Quasar Distributors, LLC (the “Distributor”) located at 190 Middle Street, Suite 301, Portland, Maine 04101, pursuant to which the Distributor acts as the Funds’ principal underwriter, provides certain administration services and promotes and arranges for the sale of the Funds’ shares. The offering of the Funds’ shares is continuous, and the Distributor distributes the Funds’ shares on a best efforts basis. The Distributor is not obligated to sell any certain number of shares of a Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc.

Payments to Financial Intermediaries
The Funds may pay fees to intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Adviser, for recordkeeping, sub-administration, sub-accounting, sub-transfer agency and other shareholder services (collectively, “sub-TA services”) associated with shareholders whose shares are held of record in omnibus and networked accounts, retirement plans, other group accounts or accounts traded through registered securities clearing agents in lieu of the transfer agent providing such services.
The Adviser, out of its own resources and legitimate profits and without additional cost to the Funds or their shareholders, may provide additional cash payments to certain intermediaries. These payments, sometimes referred to as revenue sharing, are in addition to Rule 12b-1 fees, shareholder servicing plan fees and sub-TA fees paid by the Funds, if any. Revenue sharing payments may be made to intermediaries for sub-TA services or distribution-related services, such as marketing support; access to third party platforms; access to sales meetings, sales representatives and management representatives of the intermediary; and inclusion of the Funds on a sales list, including a preferred or select sales list, and in other sales programs. The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold. From time to time, and in accordance with applicable rules and regulations, the Adviser may also provide non-cash compensation to representatives of various intermediaries who sell Fund shares or provide services to Fund shareholders.

Distributions and Taxes

Distributions
The Funds will make distributions of net investment income, if any, at least monthly. The Funds will make distributions of net capital gain, if any, at least annually, typically during the month of December. The Funds may make additional distributions if deemed to be desirable at another time during the year.
All distributions will be reinvested in additional Fund shares unless you choose one of the following options: (1) receive distributions of net capital gain in cash, while reinvesting net investment income distributions in additional Fund shares; (2) receive all distributions in cash; or (3) reinvest net capital gain distributions in additional Fund shares, while receiving distributions of net investment income in cash.

If you wish to change your distribution option, write to or call the Transfer Agent in advance of the payment date of the distribution. However, any such change will be effective only as to distributions for which the record date is five or more calendar days after the Transfer Agent has received the request.

If you elect to receive distributions in cash and the U.S. Postal Service is unable to deliver your check, or if a check remains uncashed for six months, the Funds reserve the right to reinvest the distribution check in your account at the Funds’ then-current NAV per share and to reinvest all subsequent distributions.

Federal Income Tax Consequences
Changes in federal income tax laws, potentially with retroactive effect, could impact the Funds’ investments or the tax consequences to you of investing in the Funds. Some of the changes could affect the timing, amount and tax treatment of the Funds’ distributions made to shareholders. Please consult your tax advisor before investing.
Distributions of the Funds’ investment company taxable income (which includes, but is not limited to, interest, dividends, net short-term capital gain and net gain from foreign currency transactions), if any, are generally taxable to the Funds’ shareholders as ordinary income. For a non-corporate shareholder, to the extent that the Funds’ distributions of investment company taxable income are attributable to and reported as “qualified dividend income”, such income may be subject to tax at the reduced federal income tax rates applicable to net long-term capital gain, if certain holding period requirements have been satisfied by the shareholder. For a corporate shareholder, a portion of the Funds’ distributions of investment company taxable income may qualify for the intercorporate dividends-received deduction to the extent the Funds receive dividends directly or indirectly from U.S. corporations, report the amount distributed as eligible for the deduction and the corporate shareholder meets certain holding period requirements with respect to its shares. Due to the Funds’ investment objectives, which generally involve investing in fixed income securities, it is possible that there will be no or limited income that qualifies for these “qualified dividend income” or dividends-received deduction rules. To the extent that the Funds’ distributions of investment company taxable income are attributable to net short-term capital gain, such distributions will be treated as ordinary income and cannot generally be offset by a shareholder’s capital losses from other investments.

Distributions of a Fund’s net capital gain (net long-term capital gain less net short-term capital loss) are generally taxable to such Fund’s shareholders as long-term capital gain regardless of the length of time that a shareholder has owned Fund shares. Distributions of net capital gain are not eligible for qualified dividend income treatment or the dividends-received deduction referred to above.

You will be taxed in the same manner whether you receive your distributions (whether of investment company taxable income or net capital gain) in cash or reinvest them in additional Fund shares. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record and paid the following January are taxable as if received on December 31 of the calendar year in which such distributions were declared.

In addition to the federal income tax, certain individuals, trusts and estates may be subject to a net investment income (“NII”) tax of 3.8%. The NII tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income, or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals, and $125,000 for married individuals filing separately). The Funds’ distributions are includable in a shareholder’s investment income for purposes of this NII tax.

In addition, any capital gain realized by a shareholder upon a sale, exchange or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this NII tax.

Shareholders who sell, exchange or redeem shares generally will have a capital gain or loss from the sale, exchange or redemption. The amount of the gain or loss and the applicable rate of federal income tax will depend generally upon the amount paid for the shares, the amount received from the sale, exchange or redemption (including redemptions in-kind) and how long the shares were held by a shareholder. Gain or loss realized upon a sale, exchange or redemption of Fund shares will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and, if held for one year or less, as a short-term capital gain or loss. Any loss arising from the sale, exchange or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed to be received with respect to such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. If you purchase a Fund’s shares (through reinvestment of distributions or otherwise) within a 61-day period beginning 30 days before and ending 30 days after selling, exchanging or redeeming the same Fund’s shares at a loss, all or part of that loss will not be deductible and will instead increase the basis of the new shares.

The Funds are required to report to certain shareholders and the Internal Revenue Service (the “IRS”) the cost basis of Fund shares acquired on or after January 1, 2012 when such shareholders subsequently sell, exchange or redeem those shares. The Funds will determine cost basis of such shares using the average cost method unless you elect in writing (and not over the telephone) any alternate IRS-approved cost basis method. Please see the SAI for more information regarding cost basis reporting.

The federal income tax status of all distributions made by a Fund for the preceding year will be annually reported to shareholders. Distributions made by a Fund may also be subject to state and local taxes. Additional tax information may be found in the SAI.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you. There may be other federal, state, foreign or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

Financial Highlights
The financial highlights tables are intended to help you understand a Fund’s financial performance for the periods indicated. The following financial highlights tables show the Low Duration High Income Fund’s financial performance information for the Fund’s Institutional Class shares for the fiscal years ended September 30, 2021, 2022, 2023, 2024, and 2025, the Low Duration High Income Fund’s financial performance information for the Fund’s Retail Share Class from November 1, 2024 (commencement of operations) to the fiscal period ended September 30, 2025, the Strategic Income Fund’s financial performance for the fiscal years ended September 30, 2021, 2022, 2023, 2024, and 2025, the Responsible Credit Fund and Ultra-Short Duration Fund’s financial performance from June 30, 2021 (commencement of operations) to the fiscal period ended September 30, 2021 and the fiscal years ended September 30, 2022, 2023, 2024 and 2025, and the Nordic High Income Bond Fund’s financial performance for the fiscal year ended September 30, 2025.

The Financial Highlights information presented for the Strategic Income Fund is the financial history of the Predecessor Fund for periods prior to the Reorganization. Prior to the Reorganization, the Fund was a “shell” fund with no assets and had not commenced operations.

Certain information reflects financial results for a single share of a Fund. The total returns in the tables represent the rate that you would have earned or lost on an investment in a Fund (assuming you reinvested all distributions). This information has been audited by Cohen & Company, Ltd., the independent registered public accounting firm of the Funds and the Predecessor Fund, whose report, along with the Funds’ financial statements, are included in the Funds’ 2025 Annual Report to Shareholders on Form N-CSR, which is available upon request.

CROSSINGBRIDGE LOW DURATION HIGH INCOME FUND
Institutional Class

Per Share Data:

		Year Ended September 30,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Year	$9.75	$9.66	$9.84	$10.36	$9.86

Investment operations:
Net investment income(a)	0.58	0.71	0.72	0.33	0.34
Net realized and unrealized gain (loss) on investments(b)	0.02	0.09	(0.06)	(0.36)	0.54
Total from investment operations	0.60	0.80	0.66	(0.03)	0.88

Less distributions from:
Net investment income	(0.59)	(0.71)	(0.73)	(0.33)	(0.38)
Net realized gains	—	—	(0.11)	(0.16)	—
Total distributions	(0.59)	(0.71)	(0.84)	(0.49)	(0.38)

Net Asset Value, End of Year	$9.76	$9.75	$9.66	$9.84	$10.36
Total Return	6.33%	8.51%	7.02%	-0.39%	9.13%

Supplemental Data and Ratios:
Net assets, end of year (in thousands)	$1,571,259	$1,036,014	$606,430	$544,893	$326,484

Ratio of expenses to average net assets:
Before expense reimbursements/recoupment	0.85%	0.86%	0.90%	0.88%	0.91%
After expense reimbursements/recoupment	0.85%	0.86%	0.90%	0.88%	0.88%
Ratio of net investment income to average net assets	5.92%	7.23%	7.33%	3.30%	3.37%
Portfolio turnover rate(c)	111%	124%	131%	137%	170%
(a)    Net investment income per share has been calculated based on average shares outstanding during the years.
(b)    Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.
(c)    Calculated on the basis of the Fund as a whole.

CROSSINGBRIDGE LOW DURATION HIGH INCOME FUND
Retail Class

Per Share Data:
Period Ended September 30, 2025(a)

Net Asset Value, Beginning of Period	$9.73

Investment operations:
Net investment income(b)	0.50
Net realized and unrealized gain (loss) on investments(c)	0.05
Total from investment operations	0.55

Less distributions from:
Net investment income	(0.50)
Total distributions	(0.50)

Net Asset Value, end of period	$9.78
Total Return(d)	5.80%

Supplemental Data and Ratios:
Net assets, end of period (in thousands)	$26,070

Ratio of expenses to average net assets:
Before expense reimbursements/recoupment(e)	1.10%
After expense reimbursements/recoupment(e)	1.10%
Ratio of net investment income to average net assets(e)	5.63%
Portfolio turnover rate(d)(f)	111%
(a)    Commencement of operations of the Retail Class shares was November 1, 2024.
(b)    Net investment income per share has been calculated based on average shares outstanding during the period.
(c)    Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(d)    Not annualized for periods less than one year.
(e)    Annualized for periods less than one year.
(f)    Calculated on the basis of the Fund as a whole.

CROSSINGBRIDGE RESPONSIBLE CREDIT FUND
Institutional Class

Per Share Data:

	Year Ended September 30,				Period Ended September 30,
	2025	2024	2023	2022	2021(a)
Net Asset Value, Beginning of Period	$9.33	$9.36	$9.65	$10.01	$10.00

Investment operations:
Net investment income(b)	0.69	0.75	0.81	0.38	0.06
Net realized and unrealized gain (loss) on investments(c)	(0.12)	(0.04)	(0.13)	(0.33)	(0.01)
Total from investment operations	0.57	0.71	0.68	0.05	0.05

Less distributions from:
Net investment income	(0.74)	(0.74)	(0.83)	(0.39)	(0.04)
Net realized gains	—	—	(0.14)	(0.02)	—
Total distributions	(0.74)	(0.74)	(0.97)	(0.41)	(0.04)

Net Asset Value, End of Period	$9.16	$9.33	$9.36	$9.65	$10.01

Total Return(d)	6.41%	7.74%	7.45%	0.45%	0.57%

Supplemental Data and Ratios:
Net assets, end of period (in thousands)	$46,904	$40,698	$27,293	$21,162	$16,889

Ratio of expenses to average net assets:
Before expense reimbursements/recoupment(e)	1.23%(f)	1.50%	1.70%	1.97%	2.77%
After expense reimbursements/recoupment(e)	0.89%	0.90%	0.90%	0.89%	0.91%
Ratio of net investment income to average net assets(e)	7.43%	7.97%	8.50%	3.83%	2.36%
Portfolio turnover rate(d)	135%	151%	130%	174%	39%
(a)    Commencement of operations of the Fund was June 30, 2021.
(b)    Net investment income per share has been calculated based on average shares outstanding during the periods.
(c)    Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.
(d)    Not annualized for periods less than one year.
(e)    Annualized for periods less than one year.
(f)    The ratio of interest and tax expenses to average net assets was 0.00%.

CROSSINGBRIDGE ULTRA-SHORT DURATION FUND
Institutional Class

Per Share Data:
					Period Ended September 30,
	Year Ended September 30,
	2025	2024	2023	2022	2021(a)
Net Asset Value, Beginning of Period	$9.94	$9.91	$9.97	$10.01	$10.00

Investment operations:
Net investment income (loss)(b)	0.48	0.59	0.53	0.16	(0.01)
Net realized and unrealized gain (loss) on investments(c)	0.04	0.01	0.00(d)	(0.05)	0.02
Total from investment operations	0.52	0.60	0.53	0.11	0.01

Less distributions from:
Net investment income	(0.47)	(0.57)	(0.53)	(0.14)	—
Net realized gains	(0.01)	—	(0.06)	(0.01)	—
Total distributions	(0.48)	(0.57)	(0.59)	(0.15)	—

Net Asset Value, End of Period	$9.98	$9.94	$9.91	$9.97	$10.01
Total Return(e)	5.32%	6.23%	5.44%	1.12%	0.07%

Supplemental Data and Ratios:
Net assets, end of period (in thousands)	$334,151	$169,217	$94,545	$68,333	$37,061

Ratio of expenses to average net assets:
Before expense reimbursements/recoupment(f)	0.90%	0.99%	1.05%	1.13%	2.68%
After expense reimbursements/recoupment(f)	0.91%	0.90%	0.90%	0.89%	0.90%
Ratio of net investment income (loss) to average net assets(f)	4.77%	5.88%	5.33%	1.64%	(0.28)%
Portfolio turnover rate(e)	164%	154%	217%	155%	42%
(a)    Commencement of operations of the Fund was June 30, 2021.
(b)    Net investment income per share has been calculated based on average shares outstanding during the periods.
(c)    Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.
(d)    Amount represents less than $0.005 per share.
(e)    Not annualized for periods less than one year.
(f)    Annualized for periods less than one year.

RIVERPARK STRATEGIC INCOME FUND
Institutional Class

Per Share Data:

	Year Ended September 30,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Year	$8.67	$8.54	$8.71	$9.33	$8.60

Investment operations:
Net investment income(a)	0.62	0.67	0.68	0.45	0.45
Net realized and unrealized gain (loss) on investments(b)	0.06	0.13	(0.14)	(0.55)	0.70
Total from investment operations	0.68	0.80	0.54	(0.10)	1.15

Less distributions from:
Net investment income	(0.63)	(0.67)	(0.71)	(0.52)	(0.42)
Total distributions	(0.63)	(0.67)	(0.71)	(0.52)	(0.42)

Net Asset Value, End of Year	$8.72	$8.67	$8.54	$8.71	$9.33
Total Return	8.03%	9.76%	6.55%	-1.27%	13.59%

Supplemental Data and Ratios:
Net assets, end of year (in thousands)	$557,547	$462,216	$352,180	$168,885	$195,997

Ratio of expenses to average net assets	0.99%(c)(d)	1.05%	0.98%	1.10%	1.18%
Ratio of operational expenses to average net assets excluding dividends, interest, and borrowing expense on securities sold short and tax expense	0.89%	1.05%	0.98%	1.10%	1.18%
Ratio of net investment income to average net assets	7.09%	7.80%	7.92%	4.93%	4.94%
Portfolio turnover rate(e)	100%	117%	104%	72%	89%
(a)    Net investment income per share has been calculated based on average shares outstanding during the years.
(b)    Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.
(c)    The ratio of dividends, interest, and borrowing expense on securities sold short to average net assets was 0.09%.
(d)    The ratio of tax expenses to average net assets was 0.01%.
(e)    Calculated on the basis of the Fund as a whole.

RIVERPARK STRATEGIC INCOME FUND
Retail Class

Per Share Data:

	Year Ended September 30,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Year	$8.71	$8.56	$8.72	$9.33	$8.60

Investment operations:
Net investment income(a)	0.60	0.65	0.66	0.44	0.44
Net realized and unrealized gain (loss) on investments(b)	0.05	0.13	(0.13)	(0.56)	0.68
Total from investment operations	0.65	0.78	0.53	(0.12)	1.12

Less distributions from:
Net investment income	(0.61)	(0.63)	(0.69)	(0.49)	(0.39)
Total distributions	(0.61)	(0.63)	(0.69)	(0.49)	(0.39)
Net Asset Value, End of Year	$8.75	$8.71	$8.56	$8.72	$9.33
Total Return	7.76%	9.48%	6.30%	-1.41%	13.44%

Supplemental Data and Ratios:
Net assets, end of year (in thousands)	$59,859	$41,455	$19,781	$19,581	$13,070

Ratio of expenses to average net assets	1.24%(c)(d)	1.29%	1.23%	1.27%	1.33%
Ratio of operational expenses to average net assets excluding dividends, interest, and borrowing expense on securities sold short and tax expense	1.14%	1.29%	1.23%	1.27%	1.33%
Ratio of net investment income to average net assets	6.85%	7.53%	7.65%	4.84%	4.80%
Portfolio turnover rate(e)	100%	117%	104%	72%	89%
(a)    Net investment income per share has been calculated based on average shares outstanding during the years.
(b)    Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.
(c)    The ratio of dividends, interest, and borrowing expense on securities sold short to average net assets was 0.09%.
(d)    The ratio of tax expenses to average net assets was 0.01%.
(e)    Calculated on the basis of the Fund as a whole.

CROSSINGBRIDGE NORDIC HIGH INCOME BOND FUND
Institutional Class

Per Share Data:
Year Ended September 30,

2025(a)
Net Asset Value, Beginning of Year	$10.00

Investment operations:
Net investment income(b)	0.63
Net realized and unrealized gain on investments(c)	0.13
Total from investment operations	0.76

Less distributions from:
Net investment income	(0.57)
Net realized gains	(0.01)
Total distributions	(0.58)

Net Asset Value, End of Year	$10.18
Total Return	7.79%

Supplemental Data and Ratios:
Net assets, end of year (in thousands)	$64,531

Ratio of expenses to average net assets:
Before expense reimbursements/recoupment	1.35%(d)
After expense reimbursements/recoupment	0.95%
Ratio of net investment income to average net assets	6.26%
Portfolio turnover rate	76%
(a)    Commencement of operations of the Fund was October 1, 2024.
(b)    Net investment income per share has been calculated based on average shares outstanding during the year.
(c)    Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(d)    The ratio of tax expenses to average net assets was 0.00%.

PRIVACY NOTICE
The Funds collect non-public personal information about you from the following sources:

•information the Funds receive about you on applications or other forms;
•information you give the Funds orally; and/or
•information about your transactions with the Funds or others.

The types of non-public personal information we collect and share can include:

•social security numbers;
•account balances;
•account transactions;
•transaction history;
•wire transfer instructions; and
•checking account information.

What Information We Disclose
The Funds do not disclose any non-public personal information about their shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. The Funds may share information with affiliated parties and unaffiliated third parties with whom they have contracts for servicing the Funds. The Funds will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.

How We Protect Your Information
All shareholder records will be disposed of in accordance with applicable law. The Funds maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

Investment Adviser
CrossingBridge Advisors, LLC
427 Bedford Road, Suite 220
Pleasantville, NY 10570

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, WI 53202
Custodian
U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212
Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
Distributor
Quasar Distributors, LLC
190 Middle Street, Suite 301
Portland, ME 04101

CrossingBridge Low Duration High Income Fund
CrossingBridge Ultra-Short Duration Fund
CrossingBridge Responsible Credit Fund
RiverPark Strategic Income Fund
CrossingBridge Nordic High Income Bond Fund
Each a series of Trust for Professional Managers

FOR MORE INFORMATION
You can find additional information about the Funds in the following documents:
Statement of Additional Information
The Funds’ SAI provides additional details about the investments and techniques of the Funds and certain other additional information. A current SAI dated January 28, 2026 is on file with the SEC and is incorporated into this Prospectus by reference. This means that the Funds’ SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.
Annual and Semi-Annual Reports
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders and in Form N-CSR. The Funds’ annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the Funds’ last fiscal year. In Form N-CSR, you will find the Funds’ annual and semi-annual financial statements.
You can obtain a free copy of these documents, request other information, such as the Funds’ financial statements, or make general inquiries about the Funds by calling the Funds (toll-free) at 888-898-2780, by visiting the Funds’ website at www.crossingbridgefunds.com or by writing to:
CrossingBridge Low Duration High Income Fund
CrossingBridge Ultra-Short Duration Fund
CrossingBridge Responsible Credit Fund
RiverPark Strategic Income Fund
CrossingBridge Nordic High Income Bond Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 219252
Kansas City, MO 64121-9252
Shareholder reports and other information about the Funds are also available:
•free of charge from the SEC’s EDGAR database on the SEC’s Internet website at http://www.sec.gov; or
•for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act of 1940 file number is 811-10401)

CrossingBridge Low Duration High Income Fund
Institutional Class Shares (Trading Symbol: CBLDX)
Retail Class Shares (Trading Symbol: CBLVX)

CrossingBridge Ultra-Short Duration Fund
Institutional Class Shares (Trading Symbol: CBUDX)

CrossingBridge Responsible Credit Fund
Institutional Class Shares (Trading Symbol: CBRDX)

RiverPark Strategic Income Fund
Institutional Class Shares (Trading Symbol: RSIIX)
Retail Class Shares (Trading Symbol: RSIVX)

CrossingBridge Nordic High Income Bond Fund
Institutional Class Shares (Trading Symbol: NRDCX)
Statement of Additional Information
January 28, 2026
This Statement of Additional Information (“SAI”) provides general information about the CrossingBridge Low Duration High Income Fund (the “Low Duration High Income Fund”), CrossingBridge Ultra-Short Duration Fund (the “Ultra-Short Duration Fund”), the CrossingBridge Responsible Credit Fund (the “Responsible Credit Fund”), the RiverPark Strategic Income Fund (the “Strategic Income Fund”), and the CrossingBridge Nordic High Income Bond Fund (the “Nordic High Income Bond Fund”) (each a “Fund,” and together the “Funds”), each a series of Trust for Professional Managers (the “Trust”). This SAI is not a prospectus and should be read in conjunction with the Funds’ current prospectus dated January 28, 2026 (the “Prospectus”), as supplemented and amended from time to time, which is incorporated herein by reference. The audited financial statements of the Low Duration High Income Fund, Ultra-Short Duration Fund, Responsible Credit Fund, Strategic Income Fund and Nordic High Income Bond Fund for the fiscal year ended September 30, 2025 are incorporated herein by reference from the Funds’ 2025 Annual Report to Shareholders on Form N-CSR. To obtain a copy of the Prospectus and/or the Funds’ 2025 Annual Shareholder Report free of charge, please write or call the Funds at the address or toll-free telephone number below, or visit the Funds’ website at www.crossingbridgefunds.com.

CrossingBridge Funds
c/o U.S. Bank Global Fund Services
P.O. Box 219252
Kansas City, MO 64121-9252
888-898-2780

The Trust
The Trust is a Delaware statutory trust organized on May 29, 2001, and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. Each Fund is one series of the Trust. The Low Duration High Income Fund, the Ultra-Short Duration Fund, Strategic Income Fund and Nordic High Income Bond Fund are diversified series of the Trust. The Responsible Credit Fund is a non-diversified series of the Trust. Each Fund has its own investment objective and policies. Shares of other series of the Trust are offered in separate prospectuses and SAIs. The Trust may register additional series and offer shares of a new fund or share class under the Trust at any time. Prior to October 18, 2024, the Low Duration High Income Fund was named the CrossingBridge Low Duration High Yield Fund. The Nordic High Income Bond Fund commenced operations on October 1, 2024.

The Strategic Income Fund is the successor to the RiverPark Strategic Income Fund (the “Predecessor Fund”), a series of RiverPark Funds Trust. Effective on May 12, 2023, the Predecessor Fund reorganized into the Strategic Income Fund (the “Reorganization”). Prior to the Reorganization, the Fund was a “shell” fund with no assets and had not commenced operations. The Fund has the same investment objective and substantially similar investment strategies as the Predecessor Fund. As part of the Reorganization, Institutional Class and Retail Class shareholders of the Predecessor Fund received Institutional Class and Retail Class shares, respectively, of the Fund.
The Trust is authorized to issue an unlimited number of interests (or shares). Interests in the Funds are represented by shares of beneficial interest each with a par value of $0.001. Each share of the Trust has equal voting rights and liquidation rights, and is voted in the aggregate and not by the series or class of shares, except in matters where a separate vote is required by the Investment Company Act of 1940, as amended (the “1940 Act”), or when the matters affect only the interests of a particular series or class of shares. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class. The Trust does not normally hold annual meetings of shareholders. The Trust’s Board of Trustees (the “Board” or the “Board of Trustees”) shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any trustee when requested to do so in writing by shareholders holding 10% or more of the Trust’s outstanding shares.

With respect to the Funds, the Trust may offer more than one class of shares. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The Low Duration High Income Fund, Ultra-Short Duration Fund, Responsible Credit Fund, Strategic Income Fund and Nordic High Income Bond Fund have adopted a multiple class plan under Rule 18f-3 under the 1940 Act, detailing the attributes of each of the Fund’s share classes. The Low Duration High Income Fund and Strategic Income Fund each have two classes of shares: Institutional Class and Retail Class shares. The Ultra-Short Duration Fund, Responsible Credit Fund and Nordic High Income Bond Fund each have one class of shares: Institutional Class shares.

Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such distributions out of the income belonging to the Fund as are declared by the Board of Trustees. The Board of Trustees has the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interests in the assets belonging to that series and the rights of shares of any other series are in no way affected. Additionally, in event of any dissolution or liquidation of a Fund, the shareholders of the Fund being liquidated are entitled to receive a pro rata distribution out of the net assets, net of the liabilities, belonging to that Fund. Expenses attributable to any series or class are borne by that series or
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class. Any general expenses of the Trust not readily identifiable as belonging to a particular series or class are allocated by, or under the direction of, the Board of Trustees on the basis of relative net assets, the number of shareholders or another equitable method. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.
The assets of a Fund received for the issue or sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, shall constitute the underlying assets of the Fund.
CrossingBridge Advisors, LLC (the “Adviser” or “CrossingBridge”) serves as the investment adviser for the Funds. The Adviser also serves as investment adviser to the CrossingBridge Ultra-Short Duration ETF, a series of the Trust.

Investment Policies, Strategies and Associated Risks

Investment Objective
The Low Duration High Income Fund, Strategic Income Fund and Nordic High Income Bond Fund seek high current income and capital appreciation consistent with the preservation of capital. The Ultra-Short Duration Fund seeks to offer higher yields than cash instruments while maintaining a low duration. The Responsible Credit Fund seeks high current income and capital appreciation consistent with the preservation of capital. The Funds’ investment objectives and strategies may be changed without the approval of the Fund’s shareholders upon Board approval and 60 days’ prior written notice to shareholders. However, a Fund will not make any change in its investment policy of investing at least 80% of net assets in investments suggested by a Fund’s name without first changing the Fund’s name and providing shareholders with at least 60 days’ prior written notice.

Diversification
The Low Duration High Income Fund, Ultra-Short Duration Fund, Strategic Income Fund and Nordic High Income Bond Fund are diversified under applicable federal securities laws. This means that as to 75% of their total assets (1) no more than 5% may be invested in the securities of a single issuer, and (2) they may not hold more than 10% of the outstanding voting securities of a single issuer. However, the diversification of a Fund’s holdings is measured at the time the fund purchases a security and if a Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by a Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers. Accordingly, the Funds are subject to the risk that their performance may be hurt disproportionately by the poor performance of relatively few securities despite qualifying as a diversified fund.

The Responsible Credit Fund is non-diversified. A fund is considered “non-diversified” when a relatively high percentage of its assets may be invested in the securities of a limited number of issuers. Under applicable federal laws, the diversification of a fund’s holdings is measured at the time the fund purchases a security. However, if the Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by the Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers. Because the Fund is non-diversified, the Fund is subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities.

General Market Risks
Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issues in a different country or region. In some cases, the stock prices of individual companies have been negatively impacted even though there
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may be little or no apparent degradation in the financial condition or prospects of that company. As a result of this volatility, many of the risks associated with an investment in a Fund may be increased. Continuing market problems may have adverse effects on a Fund.

Investment Strategies and Related Risks
There is no assurance that a Fund will achieve its investment objective. The following discussion supplements the description of the Funds’ investment objectives and principal investment strategies set forth in the Prospectus. Except for the fundamental investment restrictions listed below (see “Investment Restrictions”), the Funds’ investment strategies and policies are not fundamental and may be changed by sole action of the Board of Trustees, without shareholder approval. While the Funds are permitted to hold securities and engage in various strategies as described hereafter, they are not obligated to do so, except as otherwise provided in the Prospectus.

Whenever an investment policy or investment restriction states a maximum percentage of a Fund’s assets that may be invested in any security, or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition or sale of such security or other asset. Accordingly, except with respect to borrowing or illiquid investments, any subsequent change in values, net assets or other circumstances will not be considered when determining whether an investment complies with a Fund’s investment policies and investment restrictions set forth herein or in the Prospectus. In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by a Fund, the Fund may receive stock, real estate or other investments that the Fund would not, or could not, buy. If this happens, the Funds will sell such investments as soon as practicable while trying to maximize the return to their shareholders.

Equity Securities
The Funds may invest in equity securities. Equity securities represent ownership interests, or the rights to acquire ownership interests, in an issuer and include common stocks, preferred stocks, convertible securities, rights and warrants, with different types of equity securities providing different voting and dividend rights and priority if the issuer becomes bankrupt. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stocks. Common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which a Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. It is possible that all assets of that company will be exhausted before any payments are made to a Fund.

Convertible Securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock or other equity security at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies. The Funds will exchange or convert convertible securities into shares of
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underlying common stock when, in the opinion of the Adviser, the investment characteristics of the underlying common stock or other equity security will assist a Fund in achieving its investment objectives. The Funds may also elect to hold or trade convertible securities. In selecting convertible securities, the Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer’s profits, and the issuer’s management capability and practices. Convertible securities are senior to common stock in an issuer’s capital structure, but are subordinated to any senior debt securities. Consequently, the issuer’s convertible securities generally may be viewed as having more risk than its senior debt securities but less risk than its common stock.

Preferred Stocks. Preferred stocks pay fixed or floating dividends to investors and have “preference” over common stock in the payment of dividends and the liquidation of an issuer’s assets. This means that an issuer must pay dividends on preferred stocks before paying any dividends on its common stock. Some preferred stocks offer a fixed rate of return with no maturity date. Because those preferred stocks never mature, they trade like long-term bonds, can be more volatile than other types of preferred stocks and may have heightened sensitivity to changes in interest rates. Other preferred stocks have variable dividends, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular U.S. Treasury securities or based on an auction process involving bids submitted by holders and prospective purchasers of such securities. Because preferred stocks represent an equity ownership interest in an issuer, their value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in an issuer’s financial condition or prospects or to fluctuations in the equity markets. Preferred stockholders usually have no voting rights or their voting rights are limited to certain extraordinary transactions or events.

Rights and Warrants. The Funds may invest in rights and warrants. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock and it is issued at a predetermined price in proportion to the number of shares already owned. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the current market. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Hence, warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.

An investment in rights and warrants may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, although their value is influenced by the value of the underlying security, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Large-Sized Companies. To the extent a Fund invests in the equity securities of large-sized companies, it will be exposed to the risks of larger-sized companies. Larger, more established companies may be
4

unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large-sized companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Small- and Medium-Sized Companies. To the extent a Fund invests in the equity securities of small- and medium-sized companies, it will be exposed to the risks of smaller-sized companies. Small- and medium-sized companies may have narrower markets for their goods and/or services and may have more limited managerial and financial resources than larger, more established companies. Furthermore, such companies may have limited product lines, services, markets, or financial resources or may be dependent on a small management group. In addition, because these stocks may not be well-known to the investing public, do not have significant institutional ownership or are typically followed by fewer security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by a Fund. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio.

Special Purpose Acquisition Companies
The Funds may invest in blank check companies, such as special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. A SPAC is a publicly-traded company that raises funds from public investors in an initial public offering (“IPO”) in order to pursue the acquisition of an unspecified company. Unless and until an acquisition meeting the SPAC’s requirements is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash; if an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. If an acquisition is proposed, investors have the choice of holding their shares or redeeming them for their pro rata share of the SPAC’s assets. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their securities’ prices. In addition, these securities, which are typically traded in the OTC market, may be considered illiquid and/or be subject to restrictions on resale.

Forward Currency Contracts
The Funds may enter into forward currency contracts. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, a Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

Foreign Investments and Currencies
The Funds may make investments in securities of non-U.S. issuers (“foreign securities”), including U.S. dollar-denominated securities, foreign securities and securities of companies incorporated outside the U.S.
5

Risks of Investing in Foreign Securities. Investments in foreign securities involve certain inherent risks, including the following:

Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Currency Fluctuations. The Funds may invest in securities denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund’s assets denominated in that currency. Such changes will also affect a Fund’s income. The value of a Fund’s assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

Market Characteristics. Foreign securities in which the Funds invest will be purchased in over-the-counter (“OTC”) markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign exchanges and markets may be more volatile than those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets, and the Funds’ foreign securities may be less liquid and more volatile than U.S. securities. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose the Funds to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available from issuers, than is available in the United States. Additionally, issuers of foreign securities may not be required to provide operational or financial information that is as timely or reliable as those required for issuers of U.S. securities.

Taxes. The interest and dividends payable on certain of a Fund’s foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to Fund shareholders.

Costs. To the extent that a Fund invests in foreign securities, its expense ratio is likely to be higher than those of investment companies investing only in domestic securities, since the cost of maintaining the custody of foreign securities is higher.

Emerging Markets. Some of the securities in which the Funds may invest may be located in developing or emerging markets, which entail additional risks, including less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict a Fund’s investment opportunities, including restrictions on
6

investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

In considering whether to invest in the securities of a foreign company, the Adviser may consider such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which a Fund will be invested in foreign companies and countries and depositary receipts will fluctuate from time to time, depending on the Adviser’s assessment of prevailing market, economic and other conditions.

Illiquid Investments
In accordance with Rule 22e-4 under the 1940 Act, each Fund may invest up to 15% of its net assets in “illiquid investments.” Pursuant to the liquidity risk management programs of the Trust and the Adviser applicable to the Funds, the term “illiquid investment” is defined as an investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments are those securities or other investments without readily available market quotations, including repurchase agreements having a maturity of more than seven days. Illiquid investments may include restricted securities or other investments not determined by the Board of Trustees to be liquid, non-negotiable time deposits, over-the-counter options, and repurchase agreements providing for settlement in more than seven days after notice. Factors considered in determining whether an investment is illiquid may include, but are not limited to: the frequency of trades and quotes for the investment; the number of dealers willing to purchase and sell the investment and the number of potential purchasers; the number of dealers who undertake to make a market in the investment; the nature of the investment, including whether it is registered or unregistered, and the market place; whether the investment has been rated by a nationally recognized statistical ratings organization (“NRSRO”); the period of time remaining until the maturity of a debt instrument or until the principal amount of a demand instrument can be recovered through demand; the nature of any restrictions on resale; and with respect to municipal lease obligations and certificates of participation, there is reasonable assurance that the obligation will remain liquid throughout the time the obligation is held and, if unrated, an analysis similar to that which would be performed by a NRSRO is performed. The Funds will not invest more than 15% of the value of its net assets, taken at the time of investment, in illiquid investments, including repurchase agreements providing for settlement in more than seven days after notice, non-negotiable fixed time deposits with maturities over seven days, over-the-counter options and certain restricted securities or other investments not determined by the Board of Trustees to be liquid.

Master Limited Partnerships
The Low Duration High Income Fund, Ultra-Short Duration Fund, Responsible Credit Fund, and Strategic Income Fund may invest in master limited partnerships (“MLPs”). MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. Publicly traded partnerships could be treated as corporations to the extent they do not satisfy the gross income test. To satisfy the gross income test and thus qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as
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limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP's operations and management.

An investment in MLP units involves certain risks which differ from an investment in the securities of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments. An MLP that is treated as a partnership for federal income tax purposes is not liable for federal income tax at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution by the MLP would be reduced and distributions received by investors would be taxed under federal income tax laws applicable to corporate dividends (as dividend income, return of capital, or capital gain). Therefore, treatment of an MLP as a corporation for federal income tax purposes would result in a reduction in the after-tax return to investors, likely causing a reduction in the value of a Fund’s shares.

Mortgage-Backed Securities and Asset-Backed Securities
The Funds may invest in mortgage-backed securities and asset-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations (“CMOs”). Such securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, such as the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”) or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities (collectively, “private lenders”).

Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non- governmental credit enhancement. FNMA and FHLMC were formerly government-sponsored corporations owned entirely by private stockholders. In September 2008, at the direction of the U.S. Department of the Treasury, FNMA and FHLMC were placed into conservatorship under the Federal Housing Finance Agency (“FHFA”). The U.S. Government also took steps to provide additional financial support to FNMA and FHLMC. No assurance can be given that the U.S. Treasury initiatives with respect to FNMA and FHLMC will be successful.

Residential mortgage loans are generally classified into three categories based on the risk profile of the borrower and the property: (i) Prime, (ii) Alternative-A (“Alt-A”), and (iii) Subprime. Prime residential mortgage loans are extended to borrowers who represent a relatively low risk profile through a strong
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credit history. Subprime loans are made to borrowers who display poor credit histories and other characteristics that correlate with a higher default risk. Alt-A loans are made to borrowers whose risk profile falls between Prime and Subprime. Asset-backed debt obligations represent direct or indirect participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk and bankruptcy of the originator or any other affiliated entities and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, over-collateralization and guarantees by third parties.

Commercial mortgage loans reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

The rate of principal payment on mortgage- and asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any mortgage- or asset- backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. The yield characteristics of mortgage- and asset-backed debt obligations differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage- and asset-backed debt obligations, usually monthly, and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if these debt obligations or securities are purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if these debt obligations or securities are purchased at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Mortgage-backed securities available for reinvestment by the Responsible Credit Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on debt obligations or securities purchased at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage-backed securities is smaller and less liquid than the market for government-sponsored mortgage-backed securities.

While asset-backed securities may be issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Mortgage-backed securities may be issued with either a single class of security or multiple classes, which are commonly referred to as a CMO. Multiple class mortgage- and asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing selective credit support. This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes. Second, multiple classes may permit the issuance of securities with payment terms, interest rates or other characteristics differing
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both from those of each other and from those of the underlying assets. Examples include separate trading of registered interest and principal of securities (“STRIPS”) (mortgage- and asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics that mimic the characteristics of non-asset-backed securities, such as floating interest rates (i.e., interest rates that adjust as a specified benchmark changes) or scheduled amortization of principal.

The Responsible Credit Fund may invest in stripped mortgage- backed securities, which receive differing proportions of the interest and principal payments from the underlying assets, including interest-only (“IO”) and principal-only (“PO”) securities. IO and PO mortgage-backed securities may be illiquid. The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage-backed securities, and in some cases such market value may be extremely volatile.

Mortgage- and asset-backed securities, other than as described above, or in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The Responsible Credit Fund may invest in such mortgage- and asset-backed securities if such investment is otherwise consistent with its investment objective and policies and with the investment restrictions of the Fund.

If the Responsible Credit Fund purchases mortgage- or asset-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may substantially limit the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so called “subprime” mortgages. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination, and the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

Real Estate Investment Trusts (“REITs”)
The Funds may invest in REITs. REITs invest primarily in real property and earn rental income from leasing those properties.

The Funds also may realize gains or losses from the sale of properties. REITs generally exercise some degree of control over the operational aspects of their real estate investments, lease terms and property maintenance and repair.

Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties and are paid interest by the owners of the financed properties. Hybrid REITs invest both in real property and in mortgages.

A REIT generally is not taxed on income distributed to its shareholders if it complies with certain federal income tax requirements relating primarily to its organization, ownership, assets and income and, further, if it distributes substantially all of its taxable income to shareholders each year. Consequently, REITs tend to focus on income-producing real estate investments.

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A Fund’s investments in REITs may be adversely affected by deteriorations of the real estate rental market, in the case of REITs that primarily own real estate, or by deteriorations in the creditworthiness of property owners and changes in interest rates in the case of REITs that primarily hold mortgages. REITs also are dependent upon specialized management skills, may not be diversified in their holdings and are subject to the risks of financing projects. REITs also may be subject to heavy cash flow dependency, defaults by borrowers and self- liquidation. Under certain circumstances, an entity may fail to qualify for the special tax treatment available to REITs, which would subject the entity to federal income taxes and adversely affect the value of its securities.

In general, qualified REIT dividends that an investor receives directly from a REIT are automatically eligible for the 20% qualified business income deduction. The IRS has issued final Treasury Regulations that permit a dividend or part of a dividend paid by a RIC and reported as a “section 199A dividend” to be treated by the recipient as a qualified REIT dividend for purposes of the 20% qualified business income deduction, if certain holding period and other requirements have been satisfied by the recipient with respect to its Fund shares.

The final Treasury Regulations do not extend such conduit treatment to qualified publicly traded partnership income, as defined under Section 199A of the Code, earned by a RIC. Therefore, non-corporate shareholders may not include any qualified publicly traded partnership income earned through the Funds, potentially including a Fund's income from MLPs, in their qualified business income deduction. The IRS and Treasury Department may be continuing to evaluate whether it is appropriate to provide such conduit treatment.

Restricted Securities
The Trust’s Board of Trustees (the “Board” or “Trustees”) has adopted procedures to determine the liquidity of certain restricted securities, as permitted under an SEC Staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A (the “Rule”) is a non-exclusive, safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for sale under the Rule. The SEC Staff has left the question of determining the liquidity of restricted securities eligible for resale under the Rule for determination by the Trustees. The Trustees consider the following criteria in determining the liquidity of these restricted securities:

(i)     the frequency of trades and quotes for the security;
(ii) the number of dealers willing to purchase or sell the security and the number of other potential buyers;
(iii) dealer undertakings to make a market in the security; and
(iv) the nature of the security and the nature of the marketplace trades.

When-Issued and Delayed and Early Delivery Securities
These transactions are made to secure what is considered to be an advantageous price or yield for the Funds. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of a Fund sufficient to make payment for the securities to be purchased are segregated on the Fund’s records at the trade date. These assets are marked to market and are maintained until the transaction has been settled.
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Lending of Portfolio Securities
The collateral received when a Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays a Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of a Fund or the borrower. Each Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. A Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

Investment grade short-term obligations include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two nationally recognized statistical rating organizations rating that security.

Fixed income securities will be deemed to be of high quality if they are rated “A” or better by nationally recognized statistical rating agencies or, if unrated, are determined to be of comparable quality by the Adviser.

Money market instruments are high quality, short-term fixed income obligations (which generally have remaining maturities of one year or less), and may include:

•Government securities;
•commercial paper;
•certificates of deposit and bankers’ acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation;
•short-term obligations of foreign issuers denominated in U.S. dollars and traded in the U.S.; and
•repurchase agreements.

Repurchase agreements are agreements under which a Fund purchases securities from a bank or a securities dealer that agrees to repurchase the securities from a Fund at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent, a Fund’s right to dispose of the securities may be restricted, or the value of the securities may decline before the Fund is able to dispose of them. In the event of the bankruptcy or insolvency of the seller, a Fund may encounter delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. If the seller defaults, the value of the securities may decline before a Fund is able to dispose of them. If a Fund enters into a repurchase agreement that is subject to foreign law and the other party defaults, such Fund may not enjoy protections comparable to those provided to most repurchase agreements under U.S. bankruptcy law, and may suffer delays and losses in disposing of the collateral. Each Fund has adopted procedures designed to minimize the risks of loss from repurchase agreements.

Each Fund’s custodian or a sub-custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, that Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by a Fund might be delayed pending court action. Each Fund believes that under the regular procedures normally in effect for custody of a Fund’s portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. Each Fund will only enter into repurchase agreements with
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banks and other recognized financial institutions, such as broker-dealers, which are deemed by the Adviser to be creditworthy pursuant to guidelines established by the Trustees.

Short Sales
The Funds may effect short sales of securities. A short sale involves the sale of a security that a Fund does not own in anticipation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. When selling short, a Fund must borrow the security sold short and will be obligated to return the security to the lender. This is accomplished by a later purchase of the security by a Fund to close its short position. When a Fund effects a short sale, it must maintain collateral in a segregated account consisting of cash or liquid securities with a value equal to the current market value of the securities sold short less any cash deposited with its broker. Other than as noted below, a Fund may not sell a security short if, as a result of that sale, the current value of securities sold short by the Fund would exceed 10% of the value of such Fund’s net assets. The Funds may sell securities short so long as, as a result of that sale, the current value of securities sold short by the Fund would not exceed 15% of the value of the Fund’s net assets.

The use of short sales is considered a speculative investment practice. The limited use of this practice, however, permits a Fund to pursue opportunities to profit from anticipated declines in the prices of particular securities which in the view of the Adviser are overvalued or are likely to be adversely affected by particular trends or events.

Options on Stock Indices
Certain options on stock indices provide the holder with the right to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed “index multiplier.” The purchaser of the option receives this cash settlement amount if the closing level of the stock index on the day of exercise is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount if the option is exercised. As in the case of non cash-settled options, the writer or holder may liquidate positions in stock index options prior to exercise or expiration by entering into closing transactions on the exchange on which such positions were established, subject to the availability of a liquid secondary market.

The index underlying a stock index option may be a “broad-based” index, such as the Standard & Poor’s 500® Index or the NYSE Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor’s 100® Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stock included in the index and the index fluctuates with changes in the market values of the stocks so included.

The purchase and sale of options on stock indices will be subject to risks applicable to options transactions generally. In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances such as if trading were halted in a substantial number of stocks included in the index or if dissemination of the current level of an underlying index is interrupted. If this occurred, a Fund would not be able to close out options which it had purchased and, if restrictions on exercise were imposed, may be unable to exercise
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an option it holds, which could result in losses if the underlying index moves adversely before trading resumes. However, it is a policy to purchase and sell options only on indices that include a sufficient number of stocks so that the likelihood of a trading halt in the index is minimized.

Cybersecurity Risk
With the Internet and other technologies being essential to conducting business, the Funds are susceptible to operational, information security, and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting the Funds or their service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with a Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which the Funds invest, counterparties with which the Funds engage in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Funds’ service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Funds or their shareholders. As a result, the Funds and their shareholders could be negatively impacted.

Investment Companies and Exchange Traded Funds
The Funds may invest in shares of other investment companies, including money market mutual funds, other mutual funds or exchange traded funds (“ETFs”). A Fund’s investments in money market mutual funds may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses. Each Fund limits its investments in securities issued by other investment companies in accordance with the 1940 Act. With certain exceptions, Section 12(d)(1) of the 1940 Act precludes a Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund (such limits do not apply to investments in money market funds). However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by a Fund if: (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public offering price that includes a sales load of more than 1 1/2%. Rule 12d1-3 under the 1940 Act provides, however, that the Fund may rely on the Section 12(d)(1)(F) exemption and charge a sales load in excess of 1 1/2% provided the sales load and any service fee charged does not exceed limits set forth in applicable rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”).
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If a Fund invests in investment companies, including ETFs, pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of the securities of the investment company. In addition, an investment company purchased by a Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. To the extent the Fund is unable to redeem such shares within 7 days of a redemption request, the shares will be deemed illiquid and subject to the limitation that a Fund may not invest more than 15% of the value of its net assets, computed at the time of investment, in illiquid investments. In addition to the advisory and operational fees a Fund bears directly in connection with its own operation, the Fund will also bear its pro rata portion of the advisory and operational expenses incurred indirectly through its investments in other investment companies.

The Funds may also rely on Rule 12d1-4 of the 1940 Act, which provides an exemption from Section 12(d)(1) that allows a Fund to invest all of its assets in other registered funds, including ETFs, if the Fund satisfies certain conditions specified in the Rule, including, among other conditions, that the Fund and its advisory group will not control (individually or in the aggregate) an acquired fund (e.g., hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end management investment company).

Exchange-Traded Funds. ETFs are open-end investment companies whose shares are listed on a national securities exchange. An ETF is similar to a traditional mutual fund, but trades at different prices during the day on a security exchange like a stock. Similar to investments in other investment companies discussed above, investments in ETFs will involve duplication of advisory fees and other expenses since a Fund will be investing in another investment company. In addition, a Fund’s investment in ETFs is also subject to its limitations on investments in investment companies discussed above. To the extent a Fund invests in ETFs which focus on a particular market segment or industry, the Fund will also be subject to the risks associated with investing in those sectors or industries. To the extent a Fund invests in inverse ETFs, such investments are subject to the risk that their performance will decline as the value of their benchmark indices rises. The shares of the ETFs in which a Fund will invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value (“NAV”) per share.

As a purchaser of ETF shares on the secondary market, the Funds will be subject to the market risk associated with owning any security whose value is based on market price. ETF shares historically have tended to trade at or near their NAV, but there is no guarantee that they will continue to do so. Unlike traditional mutual funds, shares of an ETF may be purchased and redeemed directly from the ETFs only in large blocks (typically 50,000 shares or more) and only through participating organizations that have entered into contractual agreements with the ETF. The Fund does not expect to enter into such agreements and therefore will not be able to purchase and redeem its ETF shares directly from the ETF.

Bonds, Debt and Fixed Income Investments
The Funds may invest in fixed income securities of U.S. and foreign issuers (including issuers located in emerging markets), and derivative instruments that are linked to fixed income securities (collectively, “Fixed Income Investments”). These securities may pay fixed, variable, adjustable or floating rates of interest, and may include zero coupon obligations that do not pay interest until maturity.
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The Funds may invest in investment grade and non-investment grade bonds, debt and fixed income obligations. Investment grade debt securities have received a rating from a Nationally Recognized Statistical Rating Organization (“NRSRO”), like S&P Global Ratings (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”), in one of the four highest rating categories or, if not rated, have been determined by the Adviser to be of comparable quality to such rated securities. Non-investment grade debt securities (typically called “junk bonds”) have received a rating from S&P or Moody’s of below investment grade, or have been given no rating and are determined by the Adviser to be of a quality below investment grade. There are no limitations on the maturity or duration of debt securities that may be purchased by the Funds.

Corporate Debt Securities. Corporate debt securities are fixed income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured.

The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, medium- and large-capitalizations. Corporate debt may be rated investment grade or below investment grade and may carry variable or floating rates of interest.

Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and varying risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Funds could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

Unrated Debt Securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their debt securities. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed by the Adviser to determine whether to purchase unrated bonds for the Funds.

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Payment In Kind Securities. The Nordic High Income Bond Fund may invest in payment in kind fixed income securities. Because these securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed income securities. Accordingly, these securities may involve greater credit risks and their value is subject to greater fluctuation in response to changes in market interest rates than other fixed income securities. Since the bondholders do not receive interest payments, when interest rates rise, these securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, these securities rise more rapidly in value because the bonds reflect a fixed rate of return. If the issuer defaults, the Nordic High Income Bond Fund may not receive any return on its investment. These securities may also have unreliable valuations because their continuing accruals require ongoing judgment about the collectability of deferred payments and the value of any associated collateral. Payment in kind securities have the effect of generating investment income and increasing incentive fees payable to the Adviser at a compounding rate. In addition, the deferral of payment in kind interest reduces the loan-to-value ratio at a compounding rate. These securities create the risk that incentive fees will be paid to the Adviser based on non-cash accruals that ultimately may not be realized. The Adviser will be under no obligation to reimburse the Nordic High Income Bond Fund for these fees.

U.S. Government Obligations. The Funds may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the U.S. or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. As a result, there is a risk that these entities will default on a financial obligation. For instance, securities issued by the Government National Mortgage Association are supported by the full faith and credit of the U.S. Government. Securities issued by the FNMA and the FHLMC are supported only by the discretionary authority of the U.S. Government. In September 2008, at the direction of the U.S. Treasury, FNMA and FHLMC were placed into conservatorship under the FHFA, a newly created independent regulator. The U.S. government also took steps to provide additional financial support to FNMA and FHLMC. No assurance can be given that the U.S. Treasury initiatives with respect to FNMA and FHLMC will be successful. Securities issued by the Student Loan Marketing Association are supported only by the credit of that agency.

Money Market Instruments. The Funds may invest in cash and money market securities. The Funds may do so to “cover” investment techniques, when taking a temporary defensive position or to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities. The money market securities in which the Funds invest may include U.S. Treasury Bills, commercial paper, and commercial paper master notes.

The Funds may invest in commercial paper or commercial paper master notes rated, at the time of purchase, A-1 or A-2 by Standard & Poor’s Corporation or Prime-1 or Prime-2 by Moody’s Investors Service, Inc. Commercial paper master notes are demand instruments without a fixed maturity bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change.

The Funds may also invest in securities issued by other investment companies that invest in high quality, short-term debt securities (namely, money market instruments). In addition to the advisory fees and other
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expenses the Funds bear directly in connection with their own operations, as a shareholder of another investment company, the Funds would bear their pro rata portion of the other investment company’s advisory fees and other expenses, and such fees and other expenses will be borne indirectly by the Funds’ shareholders.

High Yield and Other Securities and Loans
The Funds may invest in high yield, high risk, lower-rated debt securities, including convertible securities. Investments in such securities are subject to greater credit risks than higher rated securities. Debt securities rated below investment grade have greater risks of default than investment grade debt securities, including medium grade debt securities, and may in fact, be in default. Issuers of “junk bonds” must offer higher yields to compensate for the greater risk of default on the payment of principal and interest.

The market for high yield securities is subject to substantial volatility. For example, an economic downturn may have a more significant effect on high yield securities and their markets, as well as on the ability of securities issuers to repay principal and interest, than on higher-rated securities and their issuers. Issuers of high yield securities may be of low creditworthiness and the high yield securities may be subordinated to the claims of senior lenders. During periods of economic downturn or rising interest rates the issuers of high yield securities may have greater potential for insolvency and a higher incidence of high yield bond defaults may be experienced.

The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic changes or individual corporate developments because of their lower credit quality. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a high yield convertible security owned by the Low Duration High Income Fund defaults, the Fund may incur additional expenses in seeking recovery. Periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and the Fund’s NAV. Yields on high yield securities will fluctuate over time. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than market prices of securities which pay interest periodically and in cash.

The secondary market for high yield securities may at times become less liquid or respond to adverse publicity or investor perceptions making it more difficult for a Fund to value accurately high yield securities or dispose of them.. To the extent the Fund owns or may acquire illiquid or restricted high yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity difficulties and judgment will play a greater role in valuation because there is less reliable and objective data available.

Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. A Fund will annually report the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date. Further, the Fund must distribute substantially all of its income to its shareholders to qualify as a regulated investment company (“RIC”) under Section 851(a) of the Code. Accordingly, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to borrow to satisfy distribution requirements.

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Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events the Adviser monitors the issuers of high yield convertible securities in the portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the securities’ liquidity so the Fund can meet redemption requests. To the extent that the Fund invests in high yield securities, the achievement of its investment objective may be more dependent, on the Adviser’s own credit analysis than is the case for higher quality bonds. The Fund may retain a portfolio security whose rating has been changed.

Distressed Securities. The Funds may invest in distressed securities. Distressed investment strategies involve investing in the securities and loans of companies that are in weak financial condition, are experiencing poor operating results, need substantial capital investment, perhaps have a negative net worth, are experiencing special competitive or products obsolescence problems, or are involved in bankruptcy or reorganization proceedings. These investments which involve loans, loan participations, bonds, notes, non-performing and sub-performing mortgage loans typically are unrated, lower-rated, in default or close to default. The securities of highly leveraged companies or companies that have fallen into distress are often mispriced. In an attempt to capture such mispricing, a Fund may take partially offsetting positions in the securities of the distressed issuer. For example, a Fund may take partially offsetting positions in the securities of the distressed issuer. This would involve the Fund purchasing a company’s senior debt securities, while selling short its subordinated debt and/or equity if the Adviser determines that the junior securities are significantly overvalued relative to the senior securities.

Inflation-Indexed Bonds. The Low Duration High Income Fund may invest in inflation-indexed bonds, which are fixed income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have varying maturities and pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Low Duration High Income Fund also may invest in other inflation-related bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than
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inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Zero-Coupon Securities. The Low Duration High Income Fund may invest in zero-coupon bonds as part of its investment strategy, without limitation. Zero-coupon securities make no periodic interest payments but are sold at a deep discount to their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, the liquidity of the security, and the issuer’s perceived credit quality. If the issuer defaults, the holder may not receive any return on his or her investment. Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other debt securities. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds that pay interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because they reflect a fixed rate of return. An investment in zero-coupon and delayed interest securities may cause the Fund to recognize income before receiving cash, and therefore the Fund may be required to make distributions to shareholders before the Fund receives any cash payments on its investment. The Fund may have to accordingly dispose of its portfolio investments under disadvantageous circumstances in order to generate sufficient cash to satisfy the distribution requirements for maintaining its status as a RIC under the Code.

Bank Loan Risk
The Low Duration High Income Fund, Ultra-Short Duration Fund, Responsible Credit Fund, and Strategic Income Fund’s investments in secured and unsecured participations in bank loans and assignments of such loans may create substantial risk. In making investments in such loans, which banks or other financial intermediaries make to borrowers, a Fund will depend primarily upon the creditworthiness of the borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price could be adversely affected. A Fund may invest in loan participations that are rated by a NRSRO or are unrated, and may invest in loan participations of any credit quality, including “distressed” companies with respect to which there is a substantial risk of losing the entire amount invested. In addition, certain bank loans in which a Fund may invest may have extended settlement periods or may be illiquid and, therefore, difficult to value and/or sell at a price that is beneficial to the Fund.

When a Fund invests in a loan through a purchase of an assignment, the Fund generally assumes all the rights and obligations under the loan agreement and will generally become a “lender” for purposes of the particular loan agreement, however, the rights and obligations acquired by the Fund may be different, and more limited, than those held by the assigning lender. If a secured loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with
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owning and disposing of such collateral. In addition, the liquidation of collateral from a secured loan may not be possible or satisfy the borrower’s obligations under the loan agreement. A Fund could also be subject to liability as a co-lender.
If a Fund purchases a participation interest in a loan, it generally will not have a direct right to enforce compliance with the loan terms by the borrower and must do so through the lender selling the participation. A Fund may also not benefit directly from the collateral, if any, supporting the loan in which it has purchased the participation interest. As a result, the Fund will be exposed to the credit risk of both the borrower and the lender selling the participation.

Variable-, Adjustable- and Floating-Rate Securities
The Low Duration High Income Fund and Nordic High Income Bond Fund may invest in variable-rate, adjustable-rate and floating-rate securities. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Adjustments of interest rates of mortgages underlying adjustable rate mortgage-related securities (“ARMs”) usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable-, adjustable-, or floating-rate securities is ordinarily determined by reference to or is a percentage of a bank’s prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates or some other objective measure.

Variable-, adjustable- and floating-rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on seven days’ notice; in other cases, the demand feature is exercisable at any time on 30 days’ notice or on similar notice at intervals of not more than one year. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.

Variable-rate demand notes include master demand notes that are obligations that permit the Low Duration High Income Fund and Nordic High Income Bond Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Funds, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments will generally be traded. There generally is not an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where the obligations are not secured by letters of credit or other credit support arrangements, the Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.

In addition, each variable-, adjustable- and floating-rate obligation must meet the credit quality requirements applicable to all the Low Duration High Income Fund’s investments at the time of purchase. When determining whether such an obligation meets the Fund’s credit quality requirements, the Fund may look to the credit quality of the financial guarantor providing a letter of credit or other credit support arrangement.
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Counterparty Credit Risk
The Low Duration High Income Fund and Nordic High Income Bond Fund will be subject to counterparty credit risk with respect to its use of swap contracts and other derivative and short sale transactions. If a counterparty to a derivatives contract becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. To partially mitigate this risk, the Adviser will seek to effect derivative transactions only with counterparties that it believes are creditworthy. However, there is no assurance that a counterparty will remain creditworthy or solvent.

Risks of Potential Government Regulation of Derivatives
It is possible that additional government regulation of various types of derivative instruments, including futures, options, and swap agreements, may limit or prevent the Low Duration High Income Fund and Nordic High Income Bond Fund from using such instruments as part of their investment strategies, and could ultimately prevent the Funds from being able to achieve its investment objective. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or restrict the ability of the Fund to use certain instruments as part of its investment strategy. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using certain instruments.

There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Low Duration High Income Fund or the Nordic High Income Bond Fund or the ability of the Funds to continue to implement their investment strategies. The futures, options, and swaps markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, the Commodity Futures Trading Commission (the “CFTC”) and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits, and the suspension of trading. The regulation of futures, options, and swaps transactions in the U.S. is a rapidly changing area of law and is subject to modification by government action.

Options, Futures and Related Strategies

General. The Funds may use certain options (both traded on an exchange and OTC), futures contracts (sometimes referred to as “futures”), options on futures contracts and swap agreements (collectively, “Financial Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the CFTC. In addition, a Fund’s ability to use Financial Instruments will be limited by tax considerations. Rule 18f-4 under the 1940 Act governs the use of derivatives by registered investment companies. Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation and cover framework arising from prior SEC guidance for covering derivatives and certain financial instruments currently used by funds to comply with Section 18 of the 1940 Act and treats derivatives as senior securities. Under Rule 18f-4 a fund’s derivatives exposure is limited through a value-at-risk test. Funds whose use of derivatives is more than a limited specified
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exposure amount are required to establish and maintain a comprehensive derivatives risk management program, subject to oversight by a fund’s board of trustees, and appoint a derivatives risk manager for purposes of Rule 18f-4.

To the extent the Funds invest in commodity interests, the Adviser will operate the Funds in compliance with the requirements of Rule 4.5 under the Commodity Exchange Act (the “CEA”). As a result, the Funds are not deemed to be “commodity pools” under the CEA and will be limited in their ability to use futures and options on futures or commodities or engage in swap transactions for other than bona fide hedging purposes. Provided the Funds operate within the limits of Rule 4.5 under the CEA, the Adviser will be excluded from the definition of a commodity pool operator (“CPO”) and is thus not required to be registered as a CPO under the CEA. If a Fund was no longer able to claim the exclusion, the Fund, the Adviser, to the extent trading in commodity interests, would be subject to registration and regulation under the CEA.

To the extent the Adviser can no longer rely on the Rule 4.5 exclusion, the impact on a Fund of CFTC requirements is uncertain. CFTC-mandated disclosure, reporting and recordkeeping obligations would apply with respect to a Fund under the CFTC’s harmonization rules for CPOs adopted on August 13, 2013, which seeks to “harmonize” these obligations with overlapping SEC regulations. The effects of these regulatory changes could reduce investment returns or limit a Fund’s ability to implement its investment strategy. Investors in the Funds and their financial advisers should consider whether a Fund’s potential status as a “commodity pool” impacts its operations or status under the CEA in deciding whether to invest in a Fund.

In addition to the instruments, strategies and risks described below and in the Prospectus, the Adviser may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as the Adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The Adviser may utilize these opportunities to the extent that they are consistent with a Fund’s investment objective and permitted by the Fund’s investment limitations and applicable regulatory authorities.

Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Financial Instruments are described in the sections that follow.

1.Successful use of most Financial Instruments depends upon the Adviser’s ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of stock market trends by the Adviser may still not result in a successful transaction. The Adviser may be incorrect in its expectations as to the extent of market movements or the time span within which the movements take place, which, thus, may result in the strategy being unsuccessful.

2.Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities
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markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.

3.As described below, a Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options). If a Fund is unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Fund’s ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that the Fund sell a portfolio security at a disadvantageous time. A Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counter-party”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a Fund.

Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by a Fund on options transactions.

Cover. Transactions using Financial Instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Funds will set aside cash or liquid assets in an account with an approved custodian, in the prescribed amount as determined daily to provide cover for these instruments if obligated contractually or otherwise to do so.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund’s assets to cover accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Options. The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions. Options that expire unexercised have no value. Options currently are traded on the Chicago Board Options Exchange (“CBOE”), the NYSE Amex and other exchanges, as well as the OTC markets.

By buying a call option on a security, a Fund has the right, in return for the premium paid, to buy the security underlying the option at the exercise price. By writing (selling) a call option and receiving a premium, the Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised. By buying a put option, a Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.

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Because options premiums paid or received by a Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option. This is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option. This is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options on Commodities, Currencies and Securities. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counter-party (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counter-party from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counter-party to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction.

A Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counter-party or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counter-party, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because a Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indices. An index fluctuates with changes in the market values of the securities included in the index. Options on indices give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of put) the exercise price of the option. Some stock index options are based on a broad market index such as the S&P 500® Index, the NYSE Composite Index or the NYSE Arca Index or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.

Each of the exchanges has established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the Adviser are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options that a Fund may buy or sell.
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Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices. If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Futures Contracts and Options on Futures Contracts. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security on the expiration date of the contract. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities in the index is made.

When a Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If the Fund writes a call, it assumes a short futures position. If it writes a put, it assumes a long futures position. When the Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Whether a Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index. The extent of the Fund’s loss from an unhedged short position in futures contracts or from writing unhedged call options on futures contracts is potentially unlimited. The Fund only
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purchases and sells futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Fund is required to deposit “initial margin” in an amount generally equal to 10% or less of the contract value. Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures commission merchant daily as the value of the futures position varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund’s obligations to or from a futures commission merchant. When a Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price. Once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.

Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the
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futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

Combined Positions. A Fund may purchase and write options in combination with each other. For example, the Fund may purchase a put option and write a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Swap Agreements
The Low Duration High Income Fund, Ultra-Short Duration Fund, Responsible Credit Fund and Nordic High Income Bond Fund may enter into swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.

The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the Fund’s custodian that satisfies the 1940 Act. The Fund will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.

Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund’s illiquid investment limitations. A Fund will not enter into any swap agreement unless the Adviser believes that the other party to the transaction is creditworthy. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

A Fund may enter into a swap agreement in circumstances where the Adviser believes that it may be more cost effective or practical than buying the underlying securities or a futures contract or an option on such
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securities. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks represented in the index, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the OTC market. The Adviser, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of equity swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

Exchange Traded Notes (“ETNs”)
The Low Duration High Income Fund and Nordic High Income Bond Fund may invest in ETNs. An ETN is a type of unsecured, unsubordinated debt security that differs from other types of bonds and notes because ETN returns are typically based upon the performance of a market index. ETNs are publicly traded on a U.S. securities exchange. An ETN incurs certain expenses not incurred by its applicable index, and an investment in an ETN will bear its proportionate share of any fees and expenses borne by the ETN. The market value of an ETN share may differ from its NAV; the share may trade at a premium or discount to its NAV, which may be due to, among other things, differences in the supply and demand in the market for the share. Although an ETN is a debt security, it is unlike a typical bond, in that there are no periodic interest payments and principal is not protected. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged.

Yankee Bond Obligations
The Low Duration High Income Fund may invest in yankee bond obligations. Yankee bond obligations are U.S. dollar obligations issued inside the United States by foreign entities. There is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign issuers may use different accounting and financial standards, and the addition of foreign governmental restrictions may affect adversely the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements.

Initial Public Offerings
The Low Duration High Income Fund and Nordic High Income Bond Fund may purchase shares in initial public offerings (“IPOs”). Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as brokerage commissions and transaction costs. By selling shares, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Investing in IPOs increases risk because IPO shares are frequently volatile in price. As a result, their
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performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Fixed Income Securities
The Funds may invest in bonds and other types of debt obligations of U.S. and foreign issuers. These securities, whether of U.S. or foreign issuers, may pay fixed, variable or floating rates of interest, and may include zero coupon obligations, which do not pay interest until maturity. Fixed income securities may include:

•bonds, notes and debentures issued by corporations;
•debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (“U.S. Government Securities”);
•municipal securities;
•mortgage-backed and asset-backed securities; or
•debt securities issued or guaranteed by foreign corporations and foreign governments, their agencies, instrumentalities or political subdivisions, or by government owned, controlled or sponsored entities, including central banks.

Subject to certain limitations, each Fund may invest in both investment grade and non-investment grade debt securities. Investment grade debt securities have received a rating from nationally recognized statistical rating agencies in one of the four highest rating categories or, if not rated, have been determined by the Adviser to be of comparable quality to such rated securities. Non-investment grade debt securities (typically called “junk bonds”) have received a rating from nationally recognized statistical rating agencies of below investment grade, or have been given no rating and are determined by the Adviser to be of a quality below investment grade. Each Fund may invest without restriction as to issuer credit quality, capitalization or security maturity.

Sovereign Debt Obligations
The Ultra-Short Duration Fund, Responsible Credit Fund and Strategic Income Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Private Placements and Restricted Securities
The Low Duration High Income Fund, Strategic Income Fund and Nordic High Income Bond Fund may invest in restricted securities (securities with limited transferability under the securities laws) acquired from the issuer in “private placement” transactions. Private placement securities are not registered under the Securities Act of 1933, as amended (the “Securities Act”), and are subject to restrictions on resale. They are eligible for sale only to certain qualified institutional buyers, like the Fund, and are not sold on a trading market or exchange. While private placement securities offer attractive investment opportunities otherwise not available on an open market, because such securities are available to few buyers, they are often both difficult to sell and to value. Certain of the Fund’s investments may be placed in smaller, less seasoned, issuers that present a greater risk due to limited product lines and/or financial resources. The issuer of privately placed securities may not be subject to the disclosure and other investor protection
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requirements of a public trade. Additionally, the Funds could obtain material non-public information from the issuer of such securities that would restrict the Funds’ ability to conduct portfolio transactions.

Privately placed securities can usually only be resold to other qualified institutional buyers, or in a private transaction, or to a limited number of purchasers, or in a limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration. The Low Duration High Income Fund and the Strategic Income Fund may incur more cost in the disposition of such securities because of the time and legal expense required to negotiate a private placement. Because of the limited market, the Funds may find it difficult to sell the securities when it finds it advisable to do so and, to the extent such securities are sold in private negotiations, they may be sold for less than the price for which they were purchased or less than their fair market value.

Privately placed securities cannot be resold to the public unless they have been registered under the Securities Act or pursuant to an exemption, such as Rule 144A. Such securities are commonly known as “144A securities” and may only be resold under certain circumstances to other institutional buyers. 144A securities frequently trade in an active secondary market. As a result of the resale restrictions on 144A securities, there is a greater risk they will become illiquid than securities registered with the SEC. Although securities which may be resold only to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the Securities Act are technically considered “restricted securities,” the Low Duration High Income Fund and the Strategic Income Fund may purchase Rule 144A securities without regard to the limitation on investments in illiquid investments described above in the “Illiquid Investments” section, provided that a determination is made that such securities are not determined to be illiquid under the liquidity risk management programs of the Trust and the Adviser applicable to the Funds. The Funds may also purchase certain commercial paper issued in reliance on the exemption from registration in Section 4(a)(2) of the Securities Act (“4(a)(2) Paper”). The Adviser will determine the liquidity of Rule 144A securities and 4(a)(2) Paper under the supervision of the Board of Trustees. The liquidity of Rule 144A securities and 4(a)(2) Paper will be monitored by the Adviser, and if as a result of changed conditions it is determined that a Rule 144A security or 4(a)(2) Paper is no longer liquid, the Funds’ holdings of illiquid investments will be reviewed to determine what, if any, action is required to assure that the Funds do not exceed their applicable percentage limitation for investments in illiquid investments. Please refer to “Illiquid Investments” below for further discussion of regulatory considerations and constraints related to investment liquidity.

Synthetic Instruments
The Low Duration High Income Fund and Nordic High Income Bond Fund may invest in synthetic instruments, which are investments that have characteristics similar to the Fund’s direct investments, and may include equity swaps, equity linked notes and structured products. An equity-linked note is a note whose performance is tied to a single stock or a basket of stocks. Upon the maturity of the note, generally the holder receives a return of principal based on the capital appreciation of the underlying linked securities. The terms of an equity-linked note may also provide for periodic interest payments to holders at either a fixed or floating rate. Equity-linked notes will be considered equity securities for purposes of the Fund’s investment objective and strategies. The price of an equity-linked note is derived from the value of the underlying linked securities. The level and type of risk involved in the purchase of an equity-linked note by the Fund is similar to the risk involved in the purchase of the underlying security. Such notes therefore may be considered to have speculative elements. However, equity-linked notes are also dependent on the individual credit of the issuer of the note, which may be a trust or other special purpose vehicle or finance subsidiary established by a major financial institution for the limited purpose of issuing the note. Like other structured products, equity-linked notes are frequently secured by collateral consisting of a combination of debt or related equity securities to which payments under the notes are
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linked. If so secured, the Fund would look to this underlying collateral for satisfaction of claims in the event that the issuer of an equity-linked note defaulted under the terms of the note.

Equity-linked notes are often privately placed and may not be rated, in which case the Low Duration High Income Fund and Nordic High Income Bond Fund will be more dependent on the ability of the Fund’s portfolio managers to evaluate the creditworthiness of the issuer, the underlying security, any collateral features of the note, and the potential for loss due to market and other factors. Ratings of issuers of equity-linked notes refer only to the creditworthiness of the issuer and strength of related collateral arrangements or other credit supports, and do not take into account, or attempt to rate, any potential risks of the underlying linked securities. Depending upon the law of the jurisdiction in which an issuer is organized and the note is issued, in the event of default, the Fund may incur additional expenses in seeking recovery under an equity-linked note, and may have more limited methods of legal recourse in attempting to do so.

As with any investment, the Low Duration High Income Fund and Nordic High Income Bond Fund can lose the entire amount they have invested in an equity-linked note. The secondary market for equity-linked notes may be limited. The lack of a liquid secondary market may have an adverse effect on the ability of the Funds to accurately value the equity-linked note in its portfolio, and may make disposal of such securities more difficult for the Funds.

The Low Duration High Income Fund and Nordic High Income Bond Fund’s use of synthetic instruments will generally be for the purpose of gaining exposure to specific markets or securities. The principal risk of investments in synthetic instruments is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Some synthetic instruments are more sensitive to interest rate changes and market price fluctuations than others. While the Funds may invest in synthetic instruments, the Funds are restricted to investing no more than 15% of its total assets in securities (of any type) that are illiquid: that is, not readily marketable.

Collateralized Loan Obligations
As part of its non-principal investment strategy, the Responsible Credit Fund and the Strategic Income Fund may invest in collateralized loan obligations (“CLOs”). CLOs are types of asset-backed securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management fees and administrative expenses. For CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.

The risks of an investment in a CLO depends largely on the type of the collateral securities and the class of the instrument in which the Fund invests. Normally, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by the Funds as illiquid investments, however an active dealer market may exist for CLOs allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with debt or fixed income
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securities discussed elsewhere in this SAI and the Funds’ Prospectus (e.g., interest rate risk and default risk), CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the risk that the Fund may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Equity-Linked Securities
The Ultra-Short Duration Fund, Responsible Credit Fund and Strategic Income Fund may invest in equity-linked securities, including, but not limited to, participation notes, certificates, and equity swaps. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or a single stock. To the extent that the Funds invest in equity-linked securities whose return corresponds to the performance of a foreign security index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities and subject to each Fund’s restrictions on investments in foreign securities. See “Foreign Securities” and “Foreign Securities Risk” above. In addition, the Funds bear the risk that the counterparty of an equity-linked security may default on its obligations under the security. If the underlying security is determined to be illiquid, the equity-linked security would also be considered illiquid and thus subject to each Fund’s restrictions on investments in illiquid investments.

Participation notes, also known as participation certificates, are issued by banks or broker-dealers and are designed to replicate the performance of foreign companies or foreign securities markets and can be used by a Fund as an alternative means to access the securities market of a country. The performance results of participation notes will not replicate exactly the performance of the foreign companies or foreign securities markets that they seek to replicate due to transaction and other expenses. Investments in participation notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. There can be no assurance that the trading price of participation notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. Participation notes are generally traded OTC. Participation notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with a Fund. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, the counterparty, and the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. Participation notes involve transaction cost. If the underlying security is determined to be illiquid, participation notes may be illiquid and therefore subject to a Fund’s percentage limitation for investments in illiquid investments. Participation notes offer a return linked to a particular underlying equity, debt or currency.

Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment. An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Equity swaps may also be used for hedging purposes or to seek to increase total return. A Fund’s ability to enter into certain swap transactions may be limited by tax considerations. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer.

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Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay a Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, a Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by a Fund on the notional amount. In other cases, the counterparty and a Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks). A Fund will generally enter into equity swaps on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term.

Equity swaps are derivatives and their value can be very volatile. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the counterparty to an equity swap defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive. Due to the fact that some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the cost of the underlying asset without the use of leverage. In addition, the value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. To the extent that the Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss. Since equity swaps are normally illiquid, a Fund may be unable to terminate its obligations when desired. When entering into swap contracts, a Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the swap contract.

Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Funds’ exposure, the Funds and the Adviser believe that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.

Repurchase Agreements
The Low Duration High Income Fund and Nordic High Income Bond Fund may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, the Fund may acquire securities from financial institutions such as banks and broker-dealers as are deemed to be creditworthy by the Adviser, subject to the seller’s agreement to repurchase and the Fund’s agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by U.S. Bank, National Association (the “Custodian”), the Fund’s Custodian, or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, the Fund will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause
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the Fund’s rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the 1940 Act.

Reverse Repurchase Agreements
The Low Duration High Income Fund and Nordic High Income Bond Fund may enter into reverse repurchase agreements without limit as part of its investment strategy. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Fund intends to use the reverse repurchase technique only when the Adviser believes it will be advantageous to the Fund. The Fund will establish a segregated account with the Custodian in which the Fund will maintain cash or cash equivalents or other portfolio securities equal in value to the Fund’s obligations in respect of reverse repurchase agreements. Such reverse repurchase agreements could be deemed to be a borrowing, but are not senior securities.

Borrowing
The Low Duration High Income Fund, Strategic Income Fund and Nordic High Income Bond Fund may each borrow to increase its portfolio holdings of securities. The Funds will limit their borrowing to an amount not to exceed one-third of its total assets. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires each Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This allows the Funds to borrow for such purposes an amount (when taken together with any borrowings for temporary or emergency purposes as described below) equal to as much as 50% of the value of its net assets (not including such borrowings). If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Fund is required to reduce the Fund’s debt and restore the 300% asset coverage within three business days, and may be required to dispose of some of its portfolio holdings, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.
The Funds may also be deemed to be borrowing when entering into certain derivative transactions such as certain options, forwards or swap transactions or reverse repurchase agreements. This type of borrowing is generally referred to as economic leverage.

The use of borrowing by the Funds involves special risk considerations that may not be associated with other funds having similar policies. Since substantially all of the Funds’ assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the asset value per share of the Funds will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Funds might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest which the Funds must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs which will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of a Fund compared with what it
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would have been without leverage. The Funds, except the Nordic High Income Bond Fund, have entered into a line of credit agreement with U.S. Bank, N.A., which may be used for temporary liquidity to meet redemption requests.

Use of Options
The Ultra-Short Duration Fund, Responsible Credit Fund and Strategic Income Fund may purchase call and put options on securities to seek capital growth or for hedging purposes. Each Fund may also write and sell covered call and put options and purchase and write options on stock indices (such as the S&P 500® Index) listed on domestic or foreign securities exchanges or traded in the OTC market for hedging purposes.

An option on a security provides the purchaser, or “holder,” with the right, but not the obligation, to purchase, in the case of a “call” option, or sell, in the case of a “put” option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date. The holder pays a non-refundable purchase price for the option, known as the “premium.” The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although the entire amount may be lost. The risk of the seller, or “writer,” however, is potentially unlimited, unless the option is “covered,” which is generally accomplished through the writer’s ownership of the underlying security, in the case of a call option, or the writer’s segregation of an amount of cash or securities equal to the exercise price, in the case of a put option. If the writer’s obligation is not covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

Options on securities which have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established, subject to the availability of a liquid secondary market.

Options on securities and options on indices of securities, discussed below, are traded on national securities exchanges, such as the Chicago Board Options Exchange and the New York Stock Exchange (the “NYSE”), which are regulated by the SEC. The Options Clearing Corporation guarantees the performance of each party to an exchange-traded option, by in effect taking the opposite side of each such option. Options on securities and indices purchased and written by the Funds may be traded on NASDAQ rather than on an exchange. Any options not traded on an exchange must be effected with primary government securities dealers recognized by the Board of Governors of the Federal Reserve System.

An option position in an exchange-traded option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Funds will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option at any particular time.

Reasons for the potential absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume or (vi) one or more exchanges could, for economic or other reasons decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options) in which event the secondary market on that exchange (or in the class or series of options) would
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cease to exist, although outstanding options on that exchange which had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at a particular time, render certain of the facilities of any of the clearing corporations inadequate and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers’ orders. However, the Options Clearing Corporation, based on forecasts provided by the U.S. exchanges, believes that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and such exchanges have advised such clearing corporation that they believe their facilities will also be adequate to handle reasonably anticipated volume.

Each Fund may also invest in so-called “synthetic” options or other options and derivative instruments written by broker-dealers, including options on baskets of specified securities. Synthetic options transactions involve the use of two financial instruments that, together, have the economic effect of an options transaction. The risks of synthetic options are generally similar to the risks of actual options, with the addition of increased market risk, liquidity risk, counterparty credit risk, legal risk and operations risk.

Options transactions may be effected on domestic and foreign securities exchanges or in the OTC market. Options positions may be of the American or the European variety. An American style option may be exercised by the holder at any time after it is purchased until it expires. A European style option may be exercised only on its expiration date. When options are purchased OTC, a Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. In addition, the Fund may have difficulty closing out its positions in OTC and synthetic options, which could result in losses to the Fund. OTC option positions and various derivative instruments may be illiquid and, in such cases are subject to the limitations on the purchase of illiquid investments by the Fund.

Temporary Strategies; Cash or Similar Investments
During periods of adverse market or economic conditions, or when, in the opinion of the Adviser, certain abnormal or extraordinary circumstances exist, including periodic episodes where certain issuers call a portion of a Fund’s portfolio and the Adviser is unable to locate eligible portfolio securities in which to invest, a Fund may, as a temporary or defensive measure, invest all or a substantial portion of its assets in high quality, fixed income securities, money market instruments, or cash or cash equivalents, including investment grade short-term obligations. Investment grade obligations include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two nationally recognized statistical rating organizations rating that security. The Funds will not be pursuing its investment objectives in these circumstances. Furthermore, to the extent that a Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market funds’ management fees and operational expenses.

For longer periods of time, a Fund may hold a substantial cash position. If the market advances during periods when a Fund is holding a large cash position, that Fund may not participate to the extent it would have if the Fund had been more fully invested, and this may result in the Fund not achieving its investment objective during that period. To the extent that a Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

The Funds may experience periods of heavy redemptions that could cause the Funds to liquidate their assets at inopportune times or at a loss or depressed value, particularly during periods of declining or
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illiquid markets. This risk is greater to the extent that a Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. If a Fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the Fund’s value could decline.

The Funds may invest in any of the following securities and instruments:

Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits. The Funds may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Funds will be dollar denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government. If the Funds hold instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred by a fund that invests only in debt obligations of U.S. domestic issuers. See “Foreign Investments” above. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located on interest income payable on the securities, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under a Fund’s investment objective and policies stated above and in its Prospectus, the Funds may make interest bearing time or other interest bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations. The Funds may invest in certificates of deposit (interest bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

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Commercial Paper, Short Term Notes and Other Corporate Obligations. The Funds may invest a portion of its assets in commercial paper and short term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” by Moody’s, or similarly rated by another NRSRO or, if unrated, will be determined by the Adviser to be of comparable quality.

Investment Restrictions
Fundamental Investment Restrictions
The Trust (on behalf of each Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” of a Fund, as defined under the 1940 Act. Under the 1940 Act, the vote of the holders of a “majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of a Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented; or (ii) more than 50% of the outstanding shares of a Fund.

The Funds may not:

1.(Ultra-Short Duration Fund, Responsible Credit Fund, Strategic Income Fund and Nordic High Income Bond Fund only): issue senior securities or borrow money, except that (i) a Fund may borrow from banks in amounts not exceeding one-third (33 1/3%) of its total assets (including the amount borrowed); and (ii) this restriction shall not prohibit a Fund from engaging in options transactions or short sales in accordance with its objectives and strategies;

2.(Low Duration High Income Fund only): issue senior securities, borrow money or pledge its assets, except that (i) a Fund may borrow from banks in amounts not exceeding one-third (33 1/3%) of its total assets (including the amount borrowed); and (ii) this restriction shall not prohibit a Fund from engaging in options transactions or short sales in accordance with its objectives and strategies;

3.act as underwriter (except to the extent a Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

4.invest 25% or more of its net assets, calculated at the time of purchase and taken at market value, in securities of issuers in any one industry (other than U.S. Government securities)(1);

5.purchase or sell real estate unless acquired as a result of ownership of securities (although a Fund may purchase and sell securities that are secured by real estate and securities of companies that invest or deal in real estate);

6.purchase or sell commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent a Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by commodities; or

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7.make loans of money (except for the lending of its portfolio securities, purchases of debt securities consistent with the investment policies of a Fund and except for repurchase agreements).

The Low Duration High Income Fund, Ultra-Short Duration Fund, Strategic Income Fund and Nordic High Income Bond Fund may not:

8.With respect to 75% of its total assets, invest 5% or more of its total assets in securities of a single issuer or hold 10% or more of the voting securities of such issuer. (This restriction does not apply to investments in the securities of the U.S. Government, its agencies or instrumentalities.)

(1)For purposes of complying with this restriction, the Fund will look through to the securities of any underlying investment companies in which the Fund invests.

With respect to Fundamental Investment Restriction No. 4 for the Low Duration High Income Fund, consistent with Section 8(b)(1) of the 1940 Act, the Fund will not concentrate its investments in any one industry or group of industries if, as a result, 25% or more of the Fund’s assets will be invested in such industry or group of industries.

Non-Fundamental Investment Restriction
The following non-fundamental investment restrictions are applicable to the Low Duration High Income Fund, Responsible Credit Fund, Strategic Income Fund and the Nordic High Income Bond Fund. These restrictions can be changed by the Board of Trustees, but the change will only be effective after prior written notice is given to shareholders of the applicable Fund.

The Low Duration High Income Fund may not:

1.invest 15% or more of the value of its net assets, taken at the time of investment, in illiquid investments(1); or

2.make any change in its investment policy of investing at least 80% of net assets (plus any borrowings for investment purposes) in a portfolio of income producing fixed income securities without first changing the Fund’s name and providing shareholders with at least 60 days’ prior written notice.

(1)The term “illiquid investment” is defined as an investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security.

The Responsible Credit Fund may not:

1.make any change in its investment policy of investing at least 80% of net assets in fixed income securities and other credit-related instruments that meet the Adviser’s responsible investment criteria (as defined in the Prospectus) without first changing the Fund’s name and providing shareholders with at least 60 days’ prior written notice.

The Strategic Income Fund may not:

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1.invest 15% or more of the value of its net assets, taken at the time of investment, in illiquid investments(1); or

2.make any change to its investment policy of investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities and income producing equities without first providing shareholders with at least 60 days’ prior written notice of the change to the Fund’s 80% policy and any accompanying changes to the Fund’s name, if applicable.

(1)The term “illiquid investment” is defined as an investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security.

The Nordic High Income Bond Fund:

1.    will invest at least 80% of its net assets, (plus the amount of any borrowings for investment purposes) in income producing bonds that are issued, originated, or underwritten out of the Nordic Countries, as defined in the Prospectus.

Except with respect to the limitation on borrowing, if the Nordic High Income Bond Fund is in compliance with a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus at the time that a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation.

Management of the Funds
Board of Trustees
The management and affairs of the Funds are supervised by the Board of Trustees. The Board of Trustees consists of six individual Trustees (each, a “Trustee,” and collectively, the “Trustees”). The Trustees are fiduciaries for the Funds’ shareholders and are governed by the laws of the State of Delaware in this regard. The Board of Trustees establishes policies for the operation of the Funds and appoints the officers who conduct the daily business of the Funds.

Trustees and Officers
The Trustees and the officers of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years.

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Year Service Began	Number of Portfolios in the Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
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Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Year Service Began	Number of Portfolios in the Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Michael D. Akers, Ph.D. 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1955	Trustee	Indefinite Term; Since August 22, 2001	31	Professor Emeritus, Department of Accounting (June 2019-present), Marquette University.	Independent Trustee, USA MUTUALS (an open-end investment company) (2001-2021).
Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1956	Trustee	Indefinite Term; Since August 22, 2001	31	Retired; Former Pilot, Frontier/Midwest Airlines, Inc. (airline company) (1986-2021).	Independent Trustee, USA MUTUALS (an open-end investment company) (2001-2021).
Vincent P. Lyles 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1961	Trustee	Indefinite Term; Since April 6, 2022	31	Executive Director, Milwaukee Succeeds (education advocacy organization) (2023-present); System Vice President of Community Relations, Advocate Aurora Health Care (health care provider) (2019-2022).	Independent Director, BMO Funds, Inc. (an open-end investment company) (2017-2022).
Erik K. Olstein 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1967	Trustee Chairperson	Indefinite Term; Since April 6, 2022 Three Year Term; Since April 18, 2025	31	Retired; President and Chief Operating Officer, Olstein Capital Management, L.P. (asset management firm) (2000-2020).	N/A
Lisa Zúñiga Ramírez 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1969	Trustee	Indefinite Term; Since April 6, 2022	31	Retired; Principal and Senior Portfolio Manager, Segall, Bryant & Hamill, LLC (asset management firm) (2018-2020).	Director, Peoples Financial Services Corp. (a publicly-traded bank holding company) (2022-present); Director, Century Communities, Inc. (a publicly-traded homebuilding company) (2023-present).
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Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Year Service Began	Number of Portfolios in the Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Gregory M. Wesley 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1969	Trustee	Indefinite Term; Since April 6, 2022	31	President and Chief Executive Officer, Greater Milwaukee Foundation (2024-present); Senior Vice President of Strategic Alliances and Business Development, Medical College of Wisconsin (2016-2024).	N/A
Officers
Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1974	President and Principal Executive Officer	Indefinite Term; Since April 18, 2025	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A
Kelly A. Strauss 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Vice President, Treasurer, Principal Financial Officer and Principal Accounting Officer	Indefinite Term; Since April 18, 2025	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2011-present).	N/A
Deanna B. Marotz 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1965	Chief Compliance Officer, Vice President and Anti-Money Laundering Officer	Indefinite Term; Since October 21, 2021	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2021-present); Chief Compliance Officer, Keeley-Teton Advisors, LLC and Teton Advisors, Inc (2017-2021).	N/A
Jay S. Fitton 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1970	Secretary	Indefinite Term; Since July 22, 2019	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2019-present).	N/A
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Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Year Service Began	Number of Portfolios in the Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Laura A. Carroll 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1985	Assistant Treasurer	Indefinite Term; Since August 20, 2018	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2007-present).	N/A
Julie A. Keller 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1966	Assistant Treasurer	Indefinite Term; Since February 28, 2025	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A
Marissa J. Pawlinski 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1996	Assistant Secretary	Indefinite Term; Since January 18, 2024	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2023); Regulatory Administration Attorney, U.S. Bancorp Fund Services, LLC (since 2022); Judicial Law Clerk, Milwaukee County Circuit Court (2021-2022)	N/A

Role of the Board
The Board of Trustees provides oversight of the management and operations of the Trust. Like all funds, the day-to-day responsibility for the management and operation of the Trust is the responsibility of various service providers to the Trust and its individual series, such as the Adviser, Distributor (defined below), Custodian (defined below), and the Funds’ administrator and transfer agent, each of which are discussed in greater detail in this SAI. The Board approves all significant agreements with the Adviser, Distributor, Custodian, and the Funds’ administrator and transfer agent. The Board has appointed various individuals of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s day-to-day operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations. The Board has appointed a Chief Compliance Officer (“CCO”) who reports directly to the Board and who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters, including an annual compliance review. Some of these reports are provided as part of formal Board meetings, which are generally held five times per year, and at such other times as the Board determines is necessary, and involve the Board’s review of recent Trust operations. From time to time, one or more members of the Board may also meet with Trust officers in less formal settings, between formal Board meetings, to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

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Board Leadership Structure
The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. The Board is composed of six Independent Trustees – Dr. Michael D. Akers, Gary A. Drska, Vincent P. Lyles, Erik K. Olstein, Lisa Zúñiga Ramírez and Gregory M. Wesley. The Trust does not have a Trustee that is an “interested person” (as defined by the 1940 Act) of the Trust (the “Interested Trustee”). Accordingly, all of the members of the Board are Independent Trustees, Trustees who are not affiliated with the Adviser or its affiliates, or any other investment adviser or service provider to the Trust or any underlying fund. The Board of Trustees has established two standing committees, an Audit Committee and a Nominating Committee, which are discussed in greater detail under “Board Committees” below. Each of the Audit Committee and the Nominating Committee is composed entirely of Independent Trustees. The Independent Trustees have engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Trust.

The Trust’s Chairperson, Erik K. Olstein, is an Independent Trustee.

In accordance with the fund governance standards prescribed under the 1940 Act, the Independent Trustees on the Nominating Committee select and nominate all candidates for Independent Trustee positions. Each Trustee was appointed to serve on the Board of Trustees because of his or her experience, qualifications, attributes and skills as set forth in the subsection “Trustee Qualifications” below.

The Board reviews its structure regularly in light of the characteristics and circumstances of the Trust, including the unaffiliated nature of each investment adviser and the funds managed by such adviser; the number of funds that comprise the Trust; the variety of asset classes that those funds reflect; the net assets of the Trust; the committee structure of the Trust; and the independent distribution arrangements of each of the Trust’s underlying funds.

The Board has determined that the function and composition of the Audit Committee and the Nominating Committee are appropriate to address any potential conflicts of interest that may arise. In addition, the inclusion of all Independent Trustees as members of the Audit Committee and the Nominating Committee allows these Trustees to participate in the full range of the Board’s oversight duties, including oversight of risk management processes discussed below. Given the specific characteristics and circumstances of the Trust as described above, the Trust has determined that the Board’s leadership structure is appropriate.

Board Oversight of Risk Management
As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel, including personnel of the Trust’s service providers. Because risk management is a broad concept composed of many elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risk, business continuity risk, etc.), the oversight of different types of risks is handled in different ways. For example, the CCO regularly reports to the Board during Board meetings and meets in executive session with the Independent Trustees and their legal counsel to discuss compliance and operational risks. In addition, the Independent Trustees designated as the Audit Committee’s “audit committee financial experts” meet with the Treasurer and the Funds’ independent registered public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The full Board receives reports from the investment advisers to the underlying funds and the portfolio managers as to investment risks as well as other risks that may be discussed during Audit Committee meetings.
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Trustee Qualifications
The Board believes that each of the Trustees has the qualifications, experience, attributes and skills appropriate to his or her continued service as a Trustee of the Trust in light of the Trust’s business and structure. The Trustees have substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and assess information provided to them. Certain of these business and professional experiences are set forth in detail in the table above. In addition, the Trustees have substantial board experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust. The Board annually conducts a “self-assessment” wherein the effectiveness of the Board and the individual Trustees is reviewed.

In addition to the information provided in the table above, below is certain additional information concerning each individual Trustee. The information provided below, and in the table above, is not all-inclusive. Many of the Trustees’ qualifications to serve on the Board involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests. In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust.

Michael D. Akers, Ph.D., CPA. Dr. Akers has served as an Independent Trustee of the Trust since 2001. Dr. Akers previously served as an independent trustee of USA Mutuals, an open-end investment company, from 2001 to June 2021. Dr. Akers has been a Professor Emeritus, Department of Accounting at Marquette University since June 2019, was Professor, Department of Accounting at Marquette University from 2004 to May 2019, was Chair of the Department of Accounting at Marquette University from 2004 to 2017, and was Associate Professor, Department of Accounting at Marquette University from 1996 to 2004. Dr. Akers is a certified public accountant, a certified fraud examiner, a certified internal auditor and a certified management accountant. Through his experience as an investment company trustee and his employment experience, Dr. Akers is experienced with financial, accounting, regulatory and investment matters.

Gary A. Drska. Mr. Drska has served as an Independent Trustee of the Trust since 2001. Mr. Drska previously served as an independent trustee of USA Mutuals from 2001 to June 2021. Mr. Drska previously served as a Pilot of Frontier/Midwest Airlines, Inc., an airline company, from 1986 to September 2021. Through his experience as an investment company trustee, Mr. Drska is experienced with financial, accounting, regulatory and investment matters.

Vincent P. Lyles. Mr. Lyles has served as an Independent Trustee of the Trust since 2022. Mr. Lyles has served as Executive Director of Milwaukee Succeeds since January 2023. He previously served as System Vice President of Community Relations at Advocate Aurora Health Care from 2019 to 2022. He served as an Independent Director of BMO Funds, Inc., an open-end investment company, from 2017 to 2022. Mr. Lyles is a board member and finance committee member of Badger Mutual Insurance Company and a Trustee and member of the Committee of Student Experience & Mission on the Board of Trustees at Marquette University. Mr. Lyles previously served as President and Chief Executive Officer of the Boys & Girls Club of Greater Milwaukee from 2012 to 2018, President of M&I Community Development Corporation from 2006 to 2011, and as a Director of Public Finance of Robert W. Baird & Co. from 1995 to 2006. He received his Juris Doctor degree from the University of Wisconsin-Madison Law School in 1987. Through his experience as an investment company trustee and his employment experience, Mr. Lyles is experienced with legal, financial, accounting, regulatory and investment matters.
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Erik K. Olstein. Mr. Olstein has served as an Independent Trustee of the Trust since 2022 and Chairperson since 2025. Mr. Olstein served as President and Chief Operating Officer from 2000 to 2020 and Vice President of Sales and Chief Operating Officer from 1995 to 2000 at Olstein Capital Management, L.P., an asset management firm he co-founded. During his time at Olstein Capital Management, L.P., Mr. Olstein was responsible for fiduciary oversight and management of The Olstein Funds, an open-end investment company, where he served as Trustee, Secretary and Assistant Treasurer from 1995 to 2018. Mr. Olstein currently serves as President and Trustee of the Board of Trustees of the Trinity-Pawling School and has previously held Board positions with the American Friends of the National Museum of the Royal Navy, National Maritime Historical Society and U.S. Naval Service Personal Education Assistance Fund. Through his experience as an investment company trustee and his employment experience, Mr. Olstein is experienced with financial, accounting, regulatory and investment matters.

Lisa Zúñiga Ramírez, CFA®, FSA. Ms. Ramírez has served as an Independent Trustee of the Trust since 2022. Ms. Ramírez has served on the Board of Directors of Peoples Financial Services Corp., a publicly-traded bank holding company, since 2022, and on the Board of Directors of Century Communities, Inc., a publicly-traded homebuilding company, since 2023. Ms. Ramírez served as Senior Portfolio Manager at Segall Bryant & Hamill, LLC, an asset management firm, from 2018 to 2020. She served as Partner and Senior Portfolio Manager from 2009 to 2018, Partner and Senior Equity Analyst from 2002 to 2009 and Equity Analyst from 1997 to 2002 at Denver Investments, LLC, an asset management firm that was acquired by Segall Bryant & Hamill, LLC in 2018. Ms. Ramírez currently serves as an Independent Director on the Bow River Capital Advisory Board, an asset management firm, and is a Director of the Denver Employees Retirement Plan. In addition, she serves on the boards of The Denver Foundation, NACD (National Association of Corporate Directors) Colorado Chapter, the Boettcher Foundation and Vuela for Health. Ms. Ramírez is a CFA® charterholder (CFA® is a registered trademark owned by the CFA Institute) and holds the Fundamentals of Sustainability Accounting (FSA) credential from the Sustainability Accounting Standards Board. Through her employment experience, Ms. Ramírez is experienced with financial, accounting, ESG (environmental, social and governance), regulatory and investment matters.

Gregory M. Wesley. Mr. Wesley has served as an Independent Trustee of the Trust since 2022. Mr. Wesley has served as President and Chief Executive Officer of the Greater Milwaukee Foundation since 2024. Prior to his current role at the Greater Milwaukee Foundation, he was Senior Vice President of Strategic Alliances and Business Development at the Medical College of Wisconsin from 2016 to 2024. Prior to his role at the Medical College of Wisconsin, he was a Partner at MWH Law Group LLP, a law firm during 2016, and a Partner at Gonzalez, Saggio & Harlan LLP, a law firm from 2002 to 2016. Mr. Wesley serves on the Board of Directors of the Metropolitan Milwaukee Association of Commerce, MHS Health Wisconsin, Versiti, Inc., and the Greater Milwaukee Committee. He also serves on the Board of Trustees of the Johnson Foundation at Wingspread. He previously sat on the Board of Trustees of the Medical College of Wisconsin from 2009 to 2016, the Board of Directors of Park Bank Milwaukee from 2015 to 2020, and the Board of Trustees of the Greater Milwaukee Foundation from 2016 to 2024. Mr. Wesley received his Juris Doctor degree from the University of Wisconsin-Madison Law School in 1997. Through his sustained employment and board experience, Mr. Wesley is experienced with legal, financial, accounting, regulatory and investment matters.

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Trustee Ownership of Fund Shares
As of December 31, 2025, the following Trustees beneficially owned shares of the Funds and certain series of the Trust as follows. No other Trustee or officer of the Trust beneficially owned shares of the Funds or any other series of the Trust.

Trustee	Dollar Range of Shares Owned in the Low Duration High Income Fund	Dollar Range of Shares Owned in the Ultra-Short Duration Fund	Dollar Range of Shares Owned in the Responsible Credit Fund	Dollar Range of Shares Owned in the Strategic Income Fund	Dollar Range of Shares Owned in the Nordic High Income Bond Fund	Aggregate Dollar Range of Shares Owned of Series in the Trust
Lisa Zúñiga Ramírez	None	None	None	None	None	Over $100,000
Gregory M. Wesley	None	None	None	$10,001–$50,000	None	$10,001–$50,000

Furthermore, as of December 31, 2025, neither the Independent Trustees nor members of their immediate families, owned securities beneficially or of record in the Adviser, the Distributor, or an affiliate of the Adviser or Distributor. Accordingly, neither the Independent Trustees nor members of their immediate families, have a direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Distributor or any of their affiliates. In addition, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate families had a direct or indirect interest, the value of which exceeds $120,000 in (i) the Adviser, the Distributor or any of their affiliates; (ii) any transaction or relationship in which such entity, the Funds, the Trust, any officer of the Trust, the Adviser, the Distributor, or any of their affiliates was a party; or (iii) any other relationship related to payments for property or services to the Funds, the Trust, any officer of the Trust, the Adviser, the Distributor, or any of their affiliates.

Board Committees

Audit Committee. The Trust has an Audit Committee, which is composed of the Independent Trustees, Dr. Michael D. Akers, Mr. Gary A. Drska, Mr. Vincent P. Lyles, Mr. Erik K. Olstein, Ms. Lisa Zúñiga Ramírez and Mr. Gregory M. Wesley. The Audit Committee reviews financial statements and other audit-related matters for the Funds. The Audit Committee also holds discussions with management and with the Funds’ independent auditor concerning the scope of the audit and the auditor’s independence. Ms. Ramírez, the designated Audit Committee chair, and Dr. Akers serve as the Audit Committee’s “audit committee financial experts,” as stated in the annual reports relating to the series of the Trust. During the Funds’ past fiscal year, the Audit Committee met two times with respect to the Funds.

Nominating Committee. The Trust has a Nominating Committee, which is composed of the Independent Trustees, Dr. Michael D. Akers, Mr. Gary A. Drska, Mr. Vincent P. Lyles, Mr. Erik K. Olstein, Ms. Lisa Zúñiga Ramírez and Mr. Gregory M. Wesley. The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of trustee and meets only as necessary. As part of this process, the Nominating Committee considers criteria for selecting candidates sufficient to identify a diverse group of qualified individuals to serve as trustees.

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The Nominating Committee will consider nominees recommended by shareholders for vacancies on the Board of Trustees. Recommendations for consideration by the Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed nominee, and such recommendation must comply with the notice provisions set forth in the Trust’s Nominating Committee Charter. In general, to comply with such procedures, such nominations, together with all required information, must be delivered to and received by the President of the Trust at the principal executive office of the Trust not later than 60 days prior to the shareholder meeting at which any such nominee would be voted on. Shareholder recommendations for nominations to the Board of Trustees will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board of Trustees. During the Funds’ past fiscal year, the Nominating Committee met once.

Trustee Compensation
Effective January 1, 2026, the Independent Trustees receive from the Trust an annual retainer of $120,000(1), $7,500(1) for each regular Board meeting attended and $1,000 for each special Board meeting attended, as well as reimbursement for expenses incurred in connection with attendance at Board meetings. Members of the Audit Committee receive $2,000 for each meeting of the Audit Committee attended. The chair of the Audit Committee receives an annual retainer of $10,000(1). Effective April 18, 2025, the Board chair of the Trust receives an annual retainer of $10,000. For the fiscal year ended September 30, 2025, the Trustees received the following compensation from the Funds:

	Aggregate Compensation(2) From the					Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Funds and the Trust(3) Paid to Trustees
Name of Person/Position	Low Duration High Income Fund	Responsible Credit Fund	Ultra-Short Duration Fund	Strategic Income Fund	Nordic High Income Bond Fund
Dr. Michael D. Akers, Independent Trustee(4)(5)	$5,349	$5,349	$5,349	$5,349	$3,924	None	None	$162,500
Gary A. Drska, Independent Trustee(4)	$5,065	$5,065	$5,065	$5,065	$3,682	None	None	$153,750
Vincent P. Lyles Independent Trustee(4)	$5,065	$5,065	$5,065	$5,065	$3,682	None	None	$153,750
Erik K. Olstein Independent Trustee and Chairperson(4)(7)	$5,146	$5,146	$5,146	$5,146	$3,763	None	None	$156,250
Lisa Zúñiga Ramírez Independent Trustee(4)(6)	$5,065	$5,065	$5,065	$5,065	$3,682	None	None	$153,750
Gregory M. Wesley Independent Trustee(4)	$5,065	$5,065	$5,065	$5,065	$3,682	None	None	$153,750
John P. Buckel Interested Trustee(8)	None	None	None	None	None	None	None	None
(1)    Prior to January 1, 2026, the Independent Trustees received an annual retainer of $115,000 and $6,500 for each regular Board meeting attended. Prior to January 1, 2025, the Independent Trustees received an annual retainer of $100,000, $4,500 for each regular Board meeting attended, and the chair of the Audit Committee received an annual retainer of $5,000.
(2)    Trustees’ fees and expenses are allocated between the Funds and any other series comprising the Trust.
(3)    There are currently twenty-six other series comprising the Trust.
(4)    Audit Committee member.
(5)    Dr. Akers served as Audit Committee chair of the Trust until December 31, 2025.
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(6)     Appointed as Audit Committee chair of the Trust effective January 1, 2026.
(7)    Appointed as Board chair of the Trust effective April 18, 2025.
(8)    Mr. Buckel served as an Interested Trustee and Chairman of the Trust until April 17, 2025.
Control Persons and Principal Shareholders
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control. A controlling person possesses the ability to control the outcome of matters submitted for shareholder vote by a Fund. As of December 31, 2025, to the best of the Trust’s knowledge, no person was a control person of a Fund, and all Trustees and officers as a group owned beneficially less than 1% of shares of each share class of a Fund. As of December 31, 2025 the following shareholders are considered to be either a control person or principal shareholder of the Funds:

Low Duration High Income Fund - Institutional Class
Name and Address	% Ownership	Type of Ownership	Parent Company	Jurisdiction
Charles Schwab & Company, Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	62.17%	Record	The Charles Schwab Corporation	DE
National Financial Services LLC 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-2010	25.88%	Record	Fidelity Global Brokerage Group, Inc	DE

Low Duration High Income Fund - Retail Class
Name and Address	% Ownership	Type of Ownership	Parent Company	Jurisdiction
Charles Schwab & Company, Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	99.86%	Record	The Charles Schwab Corporation	DE

Ultra-Short Duration Fund - Institutional Class
Name and Address	% Ownership	Type of Ownership	Parent Company	Jurisdiction
National Financial Services LLC 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-2010	58.90%	Record	Fidelity Global Brokerage Group, Inc.	DE
Charles Schwab & Company, Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	32.15%	Record	The Charles Schwab Corporation	DE
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Ultra-Short Duration Fund - Institutional Class
SEI Private Trust Company Attn: Mutual Funds One Freedom Valley Drive Oaks, PA 19456-9989	7.40%	Record	N/A	N/A

Responsible Credit Fund - Institutional Class
Name and Address	% Ownership	Type of Ownership	Parent Company	Jurisdiction
Charles Schwab & Company, Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	77.07%	Record	The Charles Schwab Corporation	DE
National Financial Services LLC 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-2010	13.07%	Record	N/A	N/A
SEI Private Trust Company Attn: Mutual Funds One Freedom Valley Drive Oaks, PA 19456-9989	7.44%	Record	N/A	N/A

Strategic Income Fund - Institutional Class Shares
Name and Address	% Ownership	Type of Ownership	Parent Company	Jurisdiction
Charles Schwab & Company, Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	50.86%	Record	The Charles Schwab Corporation	DE
National Financial Services LLC For Exclusive Benefit of Customers Attn: Mutual Funds Dept. 499 Washington Boulevard, 5th Floor Jersey City, NJ 07310-2010	40.51%	Record	Fidelity Global Brokerage Group, Inc.	DE

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Strategic Income Fund - Retail Class Shares
Name and Address	% Ownership	Type of Ownership	Parent Company	Jurisdiction
Charles Schwab & Company, Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	80.07%	Record	The Charles Schwab Corporation	DE
National Financial Services LLC For Exclusive Benefit of Customers Attn: Mutual Funds Dept. 499 Washington Boulevard, 5th Floor Jersey City, NJ 07310-2010	16.04%	Record	N/A	N/A

Nordic High Income Bond Fund - Institutional Class Shares
Name and Address	% Ownership	Type of Ownership	Parent Company	Jurisdiction
Charles Schwab & Company, Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	66.10%	Record	The Charles Schwab Corporation	DE
National Financial Services LLC 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-2010	23.34%	Record	N/A	N/A
SEI Private Trust Company Attn: Mutual Funds One Freedom Valley Drive Oaks, PA 19456-9989	5.74%	Record	N/A	N/A

Investment Adviser
Investment advisory services are provided to the Funds by the Adviser, CrossingBridge Advisors, LLC, pursuant to an investment advisory agreement (the “Advisory Agreement”) between the Adviser and the Trust on behalf of the Funds. The Adviser is a majority-owned subsidiary of ENDI Corp.

The Advisory Agreement will continue in effect for an initial period of two years with respect to the Nordic High Income Bond Fund. The Advisory Agreement with respect to the Low Duration High Income Fund, Ultra-Short Duration Fund, Responsible Credit Fund, and Strategic Income Fund (and, after an initial period of two years, the Nordic High Income Bond Fund) continues in effect from year to year, only if such continuance is specifically approved at least annually by: (i) the Board of Trustees or the vote of a majority of the outstanding voting securities of a Fund; and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Advisory Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on the Advisory Agreement (or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom). The Advisory Agreement is terminable without penalty by the Trust, on behalf of the Funds, upon 60 days’ written notice to the Adviser, when authorized by either: (i) a majority vote of the outstanding voting securities of a Fund; or
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(ii) by a vote of a majority of the Board of Trustees, or by the Adviser upon 60 days’ written notice to the Trust. The Advisory Agreement will automatically terminate in the event of its “assignment,” as defined under the 1940 Act. The Advisory Agreement provides that the Adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Funds, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

In consideration of the services provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive from the Funds a management fee computed daily and paid monthly, based on a rate equal to 0.65% of each Fund’s average daily net assets, as specified in the Prospectus. The Adviser may voluntarily agree to waive a portion of the management fees payable to it on a month-to-month basis, including additional fees above and beyond the contractual agreement the Adviser has to waive management fees and/or reimburse Fund expenses. Prior to the Reorganization which occurred after the close of business on May 12, 2023, the Predecessor Fund paid a management fee equal to 0.65% of the Predecessor Fund’s average daily net assets to RiverPark Advisors, LLC (the “Predecessor Fund Adviser”), the investment adviser to the Predecessor Fund.

The tables below set forth the advisory fees accrued by the Funds under the Advisory Agreement, the amount of the advisory fees and Fund operating expenses waived or recouped by the Adviser, and the total advisory fees paid by the Funds to the Adviser under the Advisory Agreement. For the fiscal years indicated below, the Adviser received the following advisory fees:

Low Duration High Income Fund
Fiscal Year	Advisory Fee	(Waiver/Reimbursement)	Recoupment	Advisory Fee after Waiver & Recoupment
September 30, 2025	$8,568,532	$0	$0	$8,568,532
September 30, 2024	$5,107,825	$0	$37,602	$5,145,427
September 30, 2023	$3,474,832	($845)	$55,951	$3,529,938

Ultra-Short Duration Fund
Fiscal Year	Advisory Fee	(Waiver/Reimbursement)	Recoupment	Advisory Fee after Waiver & Recoupment
September 30, 2025	$1,637,901	$0	$32,664	$1,670,565
September 30, 2024	$746,647	($99,966)	$0	$646,681
September 30, 2023	$551,761	($125,503)	$0	$426,258

Responsible Credit Fund
Fiscal Year	Advisory Fee	(Waiver/Reimbursement)	Recoupment	Advisory Fee after Waiver & Recoupment
September 30, 2025	$293,486	($151,489)	$0	$141,997
September 30, 2024	$222,623	($204,309)	$0	$18,314
September 30, 2023	$156,533	($191,487)	$0	$0
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Nordic High Income Bond Fund
Fiscal Year(1)	Advisory Fee	(Waiver/Reimbursement)	Recoupment	Advisory Fee after Waiver & Recoupment
September 30, 2025	$279,751	($169,479)	$0	$110,272
(1)    The Nordic High Income Bond Fund commenced operations on October 1, 2024.

The table below sets forth the advisory fees accrued by the Strategic Income Fund under the Advisory Agreement, the amount of the advisory fees and Fund operating expenses waived or recouped by the Adviser or the Predecessor Fund Adviser, and the total advisory fees paid by the Funds to the Adviser or the Predecessor Fund Adviser under the Advisory Agreement or the advisory agreement between RiverPark Funds Trust and the Predecessor Fund Adviser, with respect to the Predecessor Fund. Advisory fees paid prior to May 13, 2023 were paid to the Predecessor Fund Adviser. Advisory fees paid from May 13, 2023 through September 30, 2025 were paid to the Adviser.

Strategic Income Fund
Fiscal Period/Year	Advisory Fee	(Waiver/Reimbursement)	Recoupment	Advisory Fee after Waiver & Recoupment
September 30, 2025	$3,729,308	$0	$0	$3,729,308
September 30, 2024	$2,713,125	$0	$0	$2,713,125
May 13, 2023 through September 30, 2023	$733,851	$0	$0	$733,851
October 1, 2022 through May 12, 2023	$916,138	$0	$0	$916,138

Fund Expenses. Each Fund is responsible for its own operating expenses. The Adviser has agreed to waive management fees payable to it by the Funds and/or to reimburse each Fund’s operating expenses to the extent necessary to limit a Fund’s aggregate annual operating expenses (exclusive of front-end or contingent deferred loads, 12b-1 plan fees, shareholder-servicing plan fees, interest (including interest incurred in connection with bank and custody overdrafts), acquired fund fees and expenses, leverage (i.e. any expenses incurred in connection with borrowings made by the Funds) and tax expenses, dividends or interest on short positions, expenses incurred in connection with any merger or reorganization, brokerage commissions and other transactional expenses, and extraordinary expenses such as litigation) to the limit set forth in the “Fees and Expenses of the Fund” table in the Prospectus. The Adviser may request recoupment of previously waived fees and paid expenses from a Fund for up to three years from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, if such reimbursements will not cause a Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment. Any such reimbursement is also contingent upon the Board of Trustees’ subsequent review and ratification of the reimbursed amounts.

Portfolio Managers
The Funds are managed by portfolio managers (each, a “Portfolio Manager,” and collectively, the “Portfolio Managers”), as discussed in the Funds’ Prospectus.
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David K. Sherman currently serves as the Chief Investment Officer of the Adviser and is a Portfolio Manager of each of the Low Duration High Income Fund, Ultra-Short Duration Fund, Responsible Credit Fund, Strategic Income Fund and Nordic High Income Bond Fund. T. Kirk Whitney, CFA® is a Senior Portfolio Manager of the Adviser, and serves as a Portfolio Manager of the Low Duration High Income Fund, Ultra-Short Duration Fund and Responsible Credit Fund. Spencer Rolfe is a Portfolio Manager of the Adviser and serves as a Portfolio Manager of the Responsible Credit Fund, Strategic Income Fund and Nordic High Income Bond Fund. Chen Ling is an Analyst of the Adviser and serves as the Assistant Portfolio Manager of the Nordic High Income Bond Fund. Mr. Sherman and Mr. Whitney are jointly responsible for the day-to-day management of the Low Duration High Income Fund. Mr. Sherman, Mr. Whitney, and Mr. De Kler are jointly responsible jointly responsible for the day-to-day management of the Ultra-Short Duration Fund. Mr. Sherman, Mr. Whitney and Mr. Rolfe are jointly responsible for the day-to-day management of the Responsible Credit Fund. Mr. Sherman and Mr. Rolfe are jointly responsible for the day-to-day management of the Strategic Income Fund. Mr. Sherman, Mr. Rolfe and Ms. Ling are jointly responsible for the day-to-day management of the Nordic High Income Bond Fund.

Other Accounts Managed by the Portfolio Managers
The table below identifies, for each Portfolio Manager of each Fund, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. Asset amounts have been rounded and are approximate as of September 30, 2025.

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance

David K. Sherman
Other Registered Investment Companies	4	$1,166.9 million	0	$0
Other Pooled Investment Vehicles	1	$136.8 million	0	$0
Other Accounts	8	$215.4 million	0	$0

T. Kirk Whitney, CFA®
Other Registered Investment Companies	1	$127.0 million	0	$0
Other Pooled Investment Vehicles	1	$136.8 million	0	$0
Other Accounts	3	$177.6 million	0	$0

Spencer Rolfe
Other Registered Investment Companies	2	$300.9 million	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
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Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Accounts	0	$0	0	$0

Chen Ling
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Michael De Kler
Other Registered Investment Companies	1	$739.1 million	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	1	$6.3 million	0	$0

Material Conflicts of Interest
Potential conflicts of interest may arise in connection with the Portfolio Managers’ management of the Funds’ investments and the management of the investments of “other accounts”. The other accounts may have the same investment objective as the Funds but may be subject to different management fee structures than the Funds. Therefore, a potential conflict of interest may arise as a result of the similarities in investment objectives and strategies, whereby the Portfolio Managers could favor one account over another. Another potential conflict could include the Portfolio Managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby the Portfolio Managers could use this information to the advantage of other accounts and to the disadvantage of the Funds. The Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Conflicts of Interest Relating to Accounts Investing in the same Portfolio Company
Conflicts may arise in cases where different CrossingBridge clients as well as affiliate clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more CrossingBridge clients as well as affiliate clients may own private securities of an issuer and other CrossingBridge clients as well as affiliate clients may own public securities of the same issuer. For example, a CrossingBridge client or an affiliate client may acquire a loan assignment or fixed income security of a particular borrower in which one or more CrossingBridge clients or affiliate clients have an equity investment. In negotiating the terms and conditions of any such investments, or any subsequent amendments, CrossingBridge may find that the interests of some clients may conflict with the interests of other CrossingBridge clients or affiliate clients. If an issuer in which a CrossingBridge client and one or more other CrossingBridge client as well as affiliate clients hold different classes of securities (or other assets, instruments, obligations issued by such issuer) encounters financial problems, decisions over the terms of any workout may raise conflicts of interest (including conflicts over proposed waivers and amendments to debt covenants). For example, a debt holder may be better served by a liquidation of the
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issuer in which it may be paid in full, whereas an equity holder might prefer a reorganization that holds the potential to create or retain value for the equity holders. Further, investing in different parts of the capital structure may also result in a conflict between clients with regards to corporate events and proxy voting. CrossingBridge clients that invest in different rankings within the capital structure may have different economic outcomes than originally expected.

CrossingBridge has adopted policies and procedures intended to prevent and mitigate such potential conflicts of interest. This includes, but is not limited to, the review of transactions by CrossingBridge’s compliance department. While CrossingBridge will attempt to resolve such matters fairly, Fund shareholders should be aware that conflicts will not necessarily be resolved in favor of the Fund or Fund shareholders’ interests.

Portfolio Managers Compensation
As of September 30, 2025, Messrs. Sherman, Whitney, Rolfe, De Kler and Ms. Ling each receive a fixed base salary and incentive awards based on the profitability of the Adviser and the satisfaction of the account objectives. Further, Mr. Sherman participates in the overall profitability of the firm and may receive distributions. The Portfolio Managers also participate in a retirement plan.

Ownership of Securities in the Funds by the Portfolio Managers
As of September 30, 2025, the Portfolio Managers of the Funds beneficially owned shares of each Fund as shown below:

Dollar Range of Equity Securities in the Funds
Name of Portfolio Manager	Low Duration High Income Fund	Ultra-Short Duration Fund	Responsible Credit Fund	Strategic Income Fund	Nordic High Income Bond Fund
David K. Sherman	Over $1,000,000	Over $1,000,000	Over $1,000,000	Over $1,000,000	Over $1,000,000
T. Kirk Whitney	$10,001 - $50,000	$10,001 - $50,000	$10,001 - $50,000	None	None
Spencer Rolfe	None	None	None	None	None
Chen Ling	None	None	None	None	None
Michael De Kler	None	None	None	None	None
Service Providers
Fund Administrator, Transfer Agent and Fund Accountant
Pursuant to a fund administration and servicing agreement (the “Administration Agreement”) between the Trust and U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), 615 East Michigan Street, Milwaukee, Wisconsin, 53202, Fund Services acts as the Funds’ administrator. Fund Services provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds’ independent contractors and agents; preparing for signature by an officer of the Trust all of the documents required to be filed for compliance by the Trust and the Funds with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, Fund Services
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does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.
Pursuant to the Administration Agreement, as compensation for its services, Fund Services receives from each Fund a combined fee for fund administration and fund accounting services based on each Fund’s current average daily net assets. Fund Services is also entitled to be reimbursed for certain out-of-pocket expenses. In addition to its role as Administrator, Fund Services also acts as fund accountant (“Fund Accountant”), transfer agent (“Transfer Agent”) and dividend disbursing agent under separate agreements with the Trust.
Prior to May 13, 2023, a separate entity (the “Predecessor Administrator”) provided administrative services to the Predecessor Fund pursuant to an administration agreement. For the fiscal periods/years indicated below, the Funds paid the following in fund administration and fund accounting fees to Fund Services:

Administration and Accounting Fees Paid During Fiscal Periods/Years Ended September 30
	2025	2024	2023
Low Duration High Income Fund	$484,811	$386,174	$295,018
Ultra-Short Duration Fund	$114,544	$81,591	$77,000
Responsible Credit Fund	$41,945	$71,559	$71,972
Strategic Income Fund	$240,006	$220,593	$69,652(1)
Nordic High Income Bond Fund	$61,819	N/A(2)	N/A(2)
(1)    Fees accrued for the fiscal period May 13, 2023 through September 30, 2023.
(2)    The Nordic High Income Bond Fund did not pay fund administration and fund accounting fees to Fund Services because it had not yet commenced investment operations.

For the services provided to the Predecessor Fund prior to the Reorganization, the Predecessor Fund paid the following fees to the Predecessor Administrator, which were based on a percentage of the Predecessor Fund’s average daily net assets:

Administration and Accounting Fees Paid During Fiscal Period October 1, 2022 through May 12, 2023:
$81,457

Custodian
U.S. Bank National Association, an affiliate of Fund Services, is the custodian of the assets of the Funds pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian charges fees on a transactional basis plus out-of-pocket expenses. The Custodian has custody of all assets and securities of the Funds, delivers and receives payments for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by the officers of the Trust. The Custodian’s address is 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin, 53212. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Funds. The Custodian and its affiliates may participate in revenue sharing arrangements with service providers of mutual funds in which the Funds may invest.
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Legal Counsel
Godfrey & Kahn, S.C., 833 East Michigan Street, Suite 1800, Milwaukee, Wisconsin 53202, serves as legal counsel to the Funds and the Independent Trustees.
Independent Registered Public Accounting Firm
Cohen & Company, Ltd., 342 North Water St., Suite 830, Milwaukee, WI 53202, serves as the independent registered public accounting firm for the Funds. Its services include auditing the Funds’ annual financial statements and reviewing certain regulatory reports. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested.

Distribution and Servicing of Fund Shares
The Trust has entered into a Distribution Agreement (the “Distribution Agreement”) with the Distributor, Quasar Distributors, LLC, 190 Middle Street, Suite 301, Portland, Maine 04104, pursuant to which the Distributor acts as the Funds’ principal underwriter, provides certain administration services and promotes and arranges for the sale of the Funds’ shares. The offering of the Funds’ shares is continuous, and the Distributor distributes the Funds’ shares on a best efforts basis. The Distributor is not obligated to sell any certain number of shares of the Funds. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).
The Distribution Agreement will continue for two years from its effective date and the continuance of the Distribution Agreement must be specifically approved at least annually by the Board of Trustees or by vote of a majority of the Funds’ outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Funds on 60 days’ written notice when authorized either by a majority vote of the outstanding voting securities of the Funds or by vote of a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act). The Distribution Agreement is terminable without penalty by the Distributor upon 60 days’ written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its “assignment” (as defined in the 1940 Act), or by the Distributor on 60 days’ written notice.
During the last three fiscal years, the Distributor did not receive any net underwriting commissions on the sale of the Funds’ shares.
Rule 12b-1 Distribution Plan - Low Duration High Income Fund and Strategic Income Fund Only
The Low Duration High Income Fund and Strategic Income Fund have adopted a distribution plan pursuant to Rule 12b‑1 under the 1940 Act (the “Distribution Plan”) on behalf of the Retail Class shares of each Fund. Under the Distribution Plan, the Funds pay a Rule 12b-1 fee to the Distributor (the “Distribution Fee”) for promotion and distribution of Retail Class shares of the Funds. The Distribution Fee is an annual fee at the rate of 0.25% of each Fund’s average daily net assets attributable to Retail Class shares. The Distribution Plan provides that the Distributor may use all or any portion of such Distribution Fee to finance any activity that is principally intended to result in the sale of Fund shares, subject to the terms of the Distribution Plan. Institutional Class shares of the Funds are not subject to the Distribution Plan and do not pay Rule 12b-1 distribution fees.
The Distribution Fee is payable to the Distributor regardless of the distribution-related expenses actually incurred on behalf of Retail Class shares of the Funds. Because the Distribution Fee is not directly tied to expenses, the amount of distribution fees paid by the Retail Class shares of the Funds during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as a “compensation” plan.
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The Distributor may use the Distribution Fee to pay for services covered by the Distribution Plan including, but not limited to, advertising, compensating underwriters, dealers and selling personnel engaged in the distribution of Retail Class shares, the printing and mailing of prospectuses, statements of additional information and reports to other than current Fund shareholders, the printing and mailing of sales literature pertaining to a Fund, and obtaining whatever information, analyses and reports with respect to marketing and promotional activities that a Fund may, from time to time, deem advisable.
The table below shows the amount of Rule 12b-1 fees incurred and the allocation of such fees by the Retail Class shares of the Strategic Income Fund for the fiscal year ended September 30, 2025.

Actual Rule 12b-1 Expenditures Incurred by the Retail Class Shares of the Strategic Income Fund During the Fiscal Year Ended September 30, 2025
Total Dollars Allocated
Advertising/Marketing	$0
Printing/Postage	$0
Payment to Underwriter	$0
Payment to Broker/Dealer	$139,704
Compensation to sales personnel	$0
Interest, carrying or other financing charges	$0
Other	$0
Total	$139,704
The table below shows the amount of Rule 12b-1 fees incurred and the allocation of such fees by the Retail Class shares of the Low Duration High Income Fund for the fiscal year ended September 30, 2025.

Actual Rule 12b-1 Expenditures Incurred by the Retail Class Shares of the Low Duration High Income Fund During the Fiscal Year Ended September 30, 2025
Total Dollars Allocated
Advertising/Marketing	$0
Printing/Postage	$0
Payment to Underwriter	$0
Payment to Broker/Dealer	$43,987
Compensation to sales personnel	$0
Interest, carrying or other financing charges	$0
Other	$0
Total	$43,987

The Distribution Plan provides that it will continue from year to year upon approval by the majority vote of the Board, including a majority of the trustees who are not “interested persons” of a Fund, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operations of the Distribution Plan or in any agreement related to such plan (the “Independent Trustees”), as required by the 1940 Act, cast in person at a meeting called for that purpose. It is also required that the trustees who are not “interested persons” of a Fund, select and nominate all other trustees who are not “interested persons” of a Fund. The Distribution Plan and any related agreements may not be amended to materially increase the amounts to be spent for distribution expenses without approval of shareholders holding a majority of a
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Fund’s outstanding Retail Class shares. All material amendments to the Distribution Plan or any related agreements must be approved by a vote of a majority of the Board of Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on any such amendment.
The Distribution Plan requires that the Distributor provide to the Board, at least quarterly, a written report on the amounts and purpose of any payment made under the Distribution Plan. The Distributor is also required to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the Distribution Plan should be continued. The Distribution Plan may be continued from year-to-year only if the Board, including a majority of the Independent Trustees, concludes at least annually that continuation of the Plan is reasonably likely to benefit shareholders. In particular, the Board of Trustees has determined that it believes that the Distribution Plan is reasonably likely to provide an incentive for brokers, dealers and other financial intermediaries to engage in sales and marketing efforts on behalf of a Fund and to provide enhanced services to holders of Retail Class shares. With the exception of the Adviser and the Distributor, in its capacity as the Funds’ principal underwriter, no “interested person” of a Fund, as defined in the 1940 Act, and no Independent Trustee of the Funds has or had a direct or indirect financial interest in the Distribution Plan or any related agreement.
As noted above, the Distribution Plan provides for the ability to use Retail Class assets to pay financial intermediaries (including those that sponsor mutual fund supermarkets), plan administrators and other service providers to finance any activity that is principally intended to result in the sale of Retail Class shares (distribution services). The payments made by a Fund to these financial intermediaries are based primarily on the dollar amount of assets invested in the Retail Class shares of the Funds, through the financial intermediaries. These financial intermediaries may pay a portion of the payments that they receive from a Fund to its investment professionals. In addition to the ongoing asset-based fees paid to these financial intermediaries under the Distribution Plan, the Funds may, from time to time, make payments under the Distribution Plan that help defray the expenses incurred by these intermediaries for conducting training and educational meetings about various aspects of a Fund for its employees. In addition, the Funds may make payments under the Distribution Plan for exhibition space and otherwise help defray the expenses these financial intermediaries incur in hosting client seminars where a Fund is discussed.
To the extent these asset-based fees and other payments made under the Distribution Plan to these financial intermediaries for the distribution services they provide to the Funds’ Retail Class shareholders exceed the Distribution Fees available, these payments are made by the Adviser from its own resources, which may include its profits from the advisory fee it receives from the Funds. In addition, the Funds may participate in various “fund supermarkets” in which a mutual fund supermarket sponsor (usually a broker-dealer) offers many mutual funds to the sponsor’s customers without charging the customers a sales charge. In connection with its participation in such platforms, the Adviser may use all or a portion of the Distribution Fee to pay one or more supermarket sponsors a negotiated fee for distributing the Funds’ Retail Class shares. In addition, in its discretion, the Adviser may pay additional fees to such intermediaries from its own resources.
Shareholder Servicing Plan
The Funds have adopted a Shareholder Servicing Plan to pay for shareholder support services from the applicable Fund’s assets pursuant to a Shareholder Servicing Agreement in an amount not to exceed 0.15% of the applicable Fund’s average daily net assets. Currently, the shareholder servicing fee charged is 0.09% of the Responsible Credit Fund’s average daily net assets, 0.10% of the Low Duration High Income Fund and Nordic High Income Bond Fund’s average daily net assets, 0.11% of the Ultra-Short Duration Fund’s average daily net assets, and 0.12% of the Strategic Income Fund’s average daily net
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assets; however, the fee may be increased to 0.15% of a Fund’s daily net assets, at any time. The Funds are responsible for paying a portion of shareholder servicing fees to each of the shareholder servicing agents who have written shareholder servicing agreements with a Fund, and perform shareholder servicing functions and maintenance of shareholder accounts on behalf of shareholders.

For the fiscal period/years indicated below, the Funds paid the following shareholder servicing fees:

Shareholder Servicing Fees Paid During Fiscal Period/Years Ended September 30
	2025	2024	2023
Low Duration High Income Fund	$1,308,569	$560,053	$534,590
Ultra-Short Duration Fund	$279,772	$114,869	$84,886
Responsible Credit Fund	$39,721	$34,250	$24,082
Strategic Income Fund	$672,297	$459,144	$124,190(1)
Nordic High Income Bond Fund	$43,039	N/A(2)	N/A(2)

(1)    Fees accrued for the fiscal period May 13, 2023 through September 30, 2023.
(2)    The Nordic High Income Bond Fund did not pay shareholder servicing fees because it had not yet commenced investment operations.

Prior to May 13, 2023, the Predecessor Fund paid the following in shareholder servicing fees:

Shareholder Servicing Fees Paid During Fiscal Period October 1, 2022 through May 12, 2023:
$29,747

Portfolio Transactions and Brokerage
Pursuant to the Advisory Agreement, the Adviser determines which securities are to be purchased and sold by the Funds and which broker-dealers are eligible to execute the Funds’ portfolio transactions. Purchases and sales of securities in the OTC market will generally be executed directly with a “market-maker” unless, in the opinion of the Adviser, a better price or execution can otherwise be obtained by using a broker for the transaction.

Purchases of portfolio securities for the Funds will be effected through broker-dealers (including banks) that specialize in the types of securities that the Funds will be holding, unless the Adviser believes that better executions are available elsewhere. Dealers usually act as principal for their own accounts. Purchases from dealers will include a spread between the bid and the asked price. If the execution and price offered by more than one dealer are comparable, the order may be allocated to a dealer that has provided research or other services as discussed below.

In placing portfolio transactions, the Adviser will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers that furnish or supply
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research and statistical information to the Adviser that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other brokerage services in addition to execution services. The Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement with the Funds, to be useful in varying degrees, but of indeterminable value. Portfolio transactions may be placed with broker-dealers who sell shares of the Funds subject to rules adopted by FINRA and the SEC. Portfolio transactions may also be placed with broker-dealers in which the Adviser has invested on behalf of the Funds and/or client accounts.

While it is the Funds’ general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for a Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Funds or to the Adviser, even if the specific services are not directly useful to the Funds and may be useful to the Adviser in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Funds may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Adviser’s overall responsibilities to the Funds.

Investment decisions for the Funds are made independently from those of other client accounts. Nevertheless, it is possible that at times identical securities will be acceptable for both the Funds and one or more of such client accounts. In such event, the position of the Funds and such client account(s) in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts seek to acquire the same security as the Funds at the same time, the Funds may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Funds may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that the Funds are purchasing or selling, each day’s transactions in such security will be allocated between the Funds and all such client accounts in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Funds are concerned. In other cases, however, it is believed that the ability of a Fund to participate in volume transactions may produce better executions for the Funds. Notwithstanding the above, the Adviser may execute buy and sell orders for accounts and take action in performance of their duties with respect to any of its accounts that may differ from actions taken with respect to another account, so long as the Adviser shall, to the extent practicable, allocate investment opportunities to accounts, including the Funds, over a period of time on a fair and equitable basis and in accordance with applicable law.

When buying or selling securities, the Adviser may execute trades for the Funds with broker-dealers that are affiliated with the Trust, the Adviser or their affiliates, and the Funds may pay commissions to such broker-dealers in accordance with procedures adopted by the Board. The Trust has adopted procedures to monitor and control such affiliated brokerage transactions, which are reported to and reviewed by the Board at least quarterly.

Each Fund is required to identify any securities of its “regular brokers or dealers” that the Fund has acquired during its most recent fiscal year. The Responsible Credit Fund and Nordic High Income Bond
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Fund did not acquire any securities of their “regular brokers or dealers” during the fiscal year ended September 30, 2025. The following table lists the securities that were owned by the Low Duration High Income Fund, Ultra-Short Duration Fund, and Strategic Income Fund as of September 30, 2025:

Fund	Regular Broker-Dealer	Value of Holding
Low Duration High Income Fund	J.P. Morgan Securities LLC	$3,495,398
Ultra-Short Duration Fund	J.P. Morgan Securities LLC	$1,881,937
Strategic Income Fund	StoneX Financial, Inc.	$13,911,416
	J.P. Morgan Securities LLC	$4,521,033

Each Fund is also required to identify any brokerage transactions during its most recent fiscal year that were directed to a broker because of research services provided, along with the amount of any such transactions and any related commissions paid by the Funds. The following table shows the amount of any such transactions and related commissions paid for research services for the fiscal year ended September 30, 2025:

Fund	Commissions	Transactions
Low Duration High Income Fund	$13,128	$29,689,002
Ultra-Short Duration Fund	$—	$—
Responsible Credit Fund	$454	$1,050,254
Strategic Income Fund	$12,130	$54,693,338
Nordic High Income Bond Fund	$—	$—

For the fiscal period/years indicated below, the Funds paid the following brokerage commissions:

Brokerage Commissions Paid Paid During Fiscal Period/Years Ended September 30
	2025	2024	2023
Low Duration High Income Fund	$117,338(3)	$6,880	$22,840
Ultra-Short Duration Fund	$340	$—	$2,072
Responsible Credit Fund	$1,034	$389	$1,782
Strategic Income Fund	$90,811	$37,847	$45,798(1)
Nordic High Income Bond Fund	$—	N/A(2)	N/A(2)

(1)    Fees accrued for the fiscal period May 13, 2023 through September 30, 2023.
(2)    The Nordic High Income Bond Fund did not pay brokerage commissions because it had not yet commenced investment operations.
(3)    The increase in brokerage commissions for the Fund is attributable to a significant increase in pre-merger SPAC transactions in 2025. Given that pre-merger SPACs are considered equity securities, they trade with commissions.

Prior to May 13, 2023, the Predecessor Fund paid the following brokerage commissions:

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Brokerage Commissions Paid During Fiscal Period October 1, 2022 through May 12, 2023:
$23,942

Portfolio Turnover
Portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to above-average transaction and brokerage commission costs and may generate capital gains, including short-term capital gains taxable to shareholders at ordinary income rates. To the extent that a Fund experiences an increase in brokerage commissions due to a higher portfolio turnover rate, the performance of the Funds could be negatively impacted by the increased expenses incurred by the Funds. Furthermore, a high portfolio turnover rate may result in a greater number of taxable transactions.
For the fiscal years indicated below, the portfolio turnover rates for the Funds were as follows:

Portfolio Turnover During Fiscal Years Ended September 30,
	2025	2024
Low Duration High Income Fund	111%	124%
Ultra-Short Duration Fund	164%	154%
Responsible Credit Fund	135%	151%
Strategic Income Fund	100%	117%
Nordic High Income Bond Fund	76%	N/A(1)
(1)    The Nordic High Income Bond Fund did not turn over its portfolio because it had not yet commenced operations.
Code of Ethics
The Trust and the Adviser have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics permit, subject to certain conditions, personnel of the Adviser to invest in securities that may be purchased or held by the Funds. The Distributor relies on the principal underwriter’s exception under Rule 17j-1(c)(3) of the 1940 Act from the requirement to adopt a code of ethics pursuant to Rule 17j-1 because the Distributor is not affiliated with the Trust or the Adviser, and no officer, director, or general partner of the Distributor serves as an officer, director or general partner of the Trust or the Adviser.
Proxy Voting Procedures
The Board of Trustees has adopted Proxy Voting Policies and Procedures (the “Proxy Policies”) on behalf of the Trust which delegate the responsibility for voting proxies to the Adviser, subject to the Board of Trustee’s continuing oversight. The Proxy Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Funds and their shareholders. The Proxy Policies also require the Adviser to present to the Board of Trustees, at least annually, the Adviser’s Proxy Policies and
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a record of each proxy voted by the Adviser on behalf of the Funds, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.
The Adviser seeks to vote proxies in a manner reasonably believed to be in the best interests of shareholders and not affected by any material conflict of interest. The Adviser considers shareholders’ best economic interests over that long term, that is, the common interest of all shareholders over time. Unless instructed by a client to follow its own proxy voting policies and procedures, the Adviser generally will not consider a client’s individual characteristics or circumstances (including any social or political concerns) when determining how to vote proxies. Consequently, the Adviser typically votes solicited proxies identically for all client accounts for which they have discretionary authority. The Adviser’s general philosophy is to support management recommendations on routine matters such as approval of financial statements, director/trustee elections, and appointment of auditors.
The Adviser’s Proxy Voting Guidelines
The Adviser has adopted proxy voting guidelines to assist in making voting decisions on common issues. The guidelines are designed to address those securities in which the Funds generally invest and may be revised in the Adviser’s discretion. Any non-routine matters not addressed by the proxy voting guidelines are addressed on a case-by-case basis, taking into account all relevant facts and circumstances at the time of the vote, particularly where such matters have a potential for major economic impact on the issuer’s structure or operations. In making voting determinations, the Adviser may conduct research internally and/or use the resources of an independent research consultant. The Adviser may also consider other materials such as studies of corporate governance and/or analyses of shareholder and management proposals by a certain sector of companies and may engage in dialogue with an issuer’s management. To the extent that a client may direct the Adviser to vote according to its own proxy voting policies, the Adviser may vote that client’s securities differently than the same securities voted for other clients including the Funds.
In some cases, the cost of voting a proxy may outweigh the expected benefits. For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person. The Adviser may abstain from voting a proxy if the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.
In certain cases, securities on loan as part of a securities lending program may not be voted. Nothing in the proxy voting policies shall obligate the Adviser to exercise voting rights with respect to a portfolio security if it is prohibited by the terms of the security or by applicable law or otherwise. The Adviser will not discuss with members of the public how they intend to vote on any particular proxy proposal.
In the event of a conflict between the interests of the Adviser and the Funds, the Proxy Policies provide that the conflict may be disclosed to the Board of Trustees or its delegate, who shall provide direction on how to vote the proxy. The Board of Trustees has delegated this authority to the Independent Trustees, and the proxy voting direction in such a case shall be determined by a majority of the Independent Trustees.
The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by (1) calling toll-free, 888-898-2780, (2) on the Funds’ website at www.crossingbridgefunds.com, or (3) by accessing the SEC’s website at www.sec.gov.
Anti-Money Laundering Compliance Program
The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and
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Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”) and related anti-money laundering laws and regulations. To ensure compliance with these laws, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. Ms. Deanna B. Marotz has been designated as the Trust’s Anti-Money Laundering Compliance Officer.
Procedures to implement the Program include, but are not limited to: determining that the Distributor and the Transfer Agent have established proper anti-money laundering procedures; and reporting suspicious and/or fraudulent activity.
Portfolio Holdings Information
The Trust, on behalf of the Funds, has adopted portfolio holdings disclosure policies (the “Disclosure Policies”) that govern the timing and circumstances of disclosure of portfolio holdings of the Funds. Information about the Funds’ portfolio holdings will not be distributed to any third party except in accordance with these Disclosure Policies. The Board of Trustees considered the circumstances under which the Funds’ portfolio holdings may be disclosed under the Disclosure Policies, considering actual and potential material conflicts that could arise in such circumstances between the interests of the Funds’ shareholders and the interests of the Adviser, Distributor or any other affiliated person of the Funds. After due consideration, the Board determined that the Funds have a legitimate business purpose for disclosing portfolio holdings to persons described in these Disclosure Policies.
Information about the Funds’ portfolio holdings will not be distributed to any third party except as described below:
•the disclosure is required to respond to a regulatory request, court order or other legal proceeding;
•the disclosure is to a mutual fund rating or evaluation services organization (such as Factset, Morningstar and Lipper), or statistical agency or person performing similar functions, or due diligence department of a broker-dealer or wirehouse, who has, if necessary, signed a confidentiality agreement, or is bound by applicable duties of confidentiality imposed by law, with the Funds;
•the disclosure is made to the Funds’ service providers who generally need access to such information in the performance of their contractual duties and responsibilities, and who are subject to duties of confidentiality imposed by law and/or contract, such as the Adviser, the Board of Trustees, the Funds’ independent registered public accountants, regulatory authorities, counsel to the Funds or the Board of Trustees, proxy voting service providers, financial printers involved in the reporting process, the fund administrator, fund accountant, transfer agent, or custodian of the Funds;
•the disclosure is made by the Adviser’s trading desk to broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; in addition the Adviser’s trading desk may periodically distribute a holdings list (consisting of names only) to broker-dealers so that such brokers can provide the Adviser with order flow information;
•the disclosure is made to institutional consultants evaluating the Funds on behalf of potential investors;
•the disclosure is (a) in connection with a quarterly, semi-annual or annual report that is available to the public or (b) relates to information that is otherwise available to the public; or
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•the disclosure is made pursuant to prior written approval of the Trust’s CCO, or other person so authorized, is for a legitimate business purpose and is in the best interests of the Funds’ shareholders.
For purposes of the Disclosure Policies, portfolio holdings information does not include descriptive information if that information does not present material risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the Funds. Information excluded from the definition of portfolio holdings information generally includes, without limitation: (i) descriptions of allocations among asset classes, regions, countries or industries/sectors; (ii) aggregated data such as average or median ratios, or market capitalization, performance attributions by industry, sector or country; or (iii) aggregated risk statistics. It is the policy of the Trust to prohibit any person or entity from receiving any direct or indirect compensation or consideration of any kind in connection with the disclosure of information about the Funds’ portfolio holdings.
The Trust’s CCO must document any decisions regarding non-public disclosure of portfolio holdings and the rationale therefor. In connection with the oversight responsibilities by the Board of Trustees, any documentation regarding decisions involving the non-public disclosure of portfolio holdings of the Funds to third parties must be provided to the full Board of Trustees or its authorized committee. In addition, on a quarterly basis, the Board will review any disclosures of portfolio holdings outside of the permitted disclosures described above to address any conflicts between the interests of Fund shareholders and those of the Adviser or any other Fund affiliate.

Currently, on or about the 15th calendar day of the month following a calendar quarter, the Funds provide their quarterly portfolio holdings to rating and ranking organizations, which may include Lipper, a Thomson Reuters Company, Morningstar, Inc., Standard & Poor’s Financial Services, LLC, Bloomberg L.P., Thomson Reuters Corporation, Vickers Stock Research Corporation, Capital-Bridge, Inc and FactSet Research Systems Inc. The Funds’ top holdings as of the most recently completed calendar quarter will be included in the Funds’ monthly Fact Sheets which are available on the Funds’ website at www.crossingbridgefunds.com. Portfolio holdings disclosure may be approved under the Disclosure Policies by the Trust’s CCO. Disclosure of the Funds’ complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter, in the annual and semi-annual reports to Fund shareholders, and in the quarterly holdings report on Part F of Form N-PORT. These reports will be made available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov and on the Funds’ website, www.crossingbridgefunds.com.

Any suspected breach of this policy must be reported immediately to the Trust’s CCO, or to the chief compliance officer of the Adviser who is to report it to the Trust’s CCO. The Board of Trustees reserves the right to amend the Disclosure Policies at any time without prior notice in its sole discretion.

Determination of Net Asset Value
The NAV of the Funds’ shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern time) each business day. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement. If the NYSE closes early, the Funds will calculate the NAV as of the close of trading on the NYSE on that day. If an emergency exists as permitted by the SEC, the NAV may be calculated at a different time.
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The NAV per share is computed by dividing the value of the securities held by a Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in a Fund outstanding at such time.

Net Assets	=	Net Asset Value Per Share
Shares Outstanding

Generally, the Funds’ investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Adviser pursuant to the Adviser’s procedures subject to oversight by the Board of Trustees.

Each equity security owned by a Fund, including depositary receipts, that is traded on a national securities exchange, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”) is valued at its last sale price on the exchange on which such security is traded, as of the close of business on the day the security is being valued. All equity securities that are not traded on a listed exchange are valued at the last sales price at the close of the OTC market. If a non-exchange listed security does not trade on a particular day, then the mean between the last quoted bid and the asked prices will be used as long as it continues to reflect the value of the security.

Securities that are traded on more than one exchange are valued using the price of the exchange that a Fund generally considers to be the principal exchange on which the security is traded. Fund securities listed on NASDAQ shall be valued using the NASDAQ Official Closing Price, which may not necessarily represent the last sales price. If there has been no sale on such exchange or on NASDAQ on such day, the security will be valued at the mean between the most recent quoted bid and the asked prices at the close of the exchange on such day, or the security shall be valued at the latest sales price on the “composite market” for the day such security is being valued. The composite market is defined as a consolidation of the trade information provided by a national securities and foreign exchange and OTC markets as published by an approved independent pricing service (“Pricing Service”). Money market instruments are valued at cost. If cost does not represent current market value, the securities will be priced at fair value.

Debt securities, including short-term debt instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices provided by a Pricing Service. Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing method or other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained. Pricing quotations will be valued at the mean between the bid and the offer. Fixed income securities purchased on a delayed-delivery basis are typically marked to market daily until settlement at the forward settlement date. Any discount or premium is accreted or amortized using the constant yield method until maturity. In the absence of available quotations, the securities will be priced at fair value.

Foreign securities will be priced in their local currencies as of the close of their primary exchange or market or as of the time a Fund calculates its NAV, whichever is earlier. Foreign securities, currencies and other assets denominated in foreign currencies are then translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an approved pricing service or reporting agency. All assets denominated in foreign currencies will be converted into U.S. dollars using the applicable currency exchange rates as of the close of the NYSE, generally 4:00 p.m. Eastern Time.

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Pursuant to Rule 2a-5 of the 1940 Act, all other assets of the Funds are valued in such manner as the Adviser in good faith deems appropriate to reflect their fair value.

Additional Purchase and Redemption Information
The information provided below supplements the information contained in the Prospectus regarding the purchase and redemption of Fund shares.
How to Purchase Shares
You may purchase shares of a Fund directly from the Fund, or from securities brokers, dealers or other financial intermediaries (collectively, “Financial Intermediaries”). Investors should contact their Financial Intermediary directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged. The Funds may enter into arrangements with certain Financial Intermediaries whereby such Financial Intermediaries (and other authorized designees) are authorized to accept your order on behalf of the Funds (each an “Authorized Intermediary”). If you transmit your purchase request to an Authorized Intermediary before the close of regular trading (generally 4:00 p.m., Eastern time) on a day that the NYSE is open for business, shares will be purchased at the next calculated NAV, after the Authorized Intermediary receives the request. Investors should check with their Financial Intermediary to determine if it is an Authorized Intermediary.
Shares are purchased at the next calculated NAV, after the Transfer Agent or Authorized Intermediary receives your purchase request in good order. In most cases, in order to receive that day’s NAV, the Transfer Agent must receive your order in good order before the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time).
The Trust reserves the right in its sole discretion: (i) to suspend the continued offering of the Funds’ shares; (ii) to reject purchase orders in whole or in part when in the judgment of the Adviser or the Distributor such rejection is in the best interest of the Funds; and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Funds’ shares. The Adviser reserves the right to reject any initial or additional investments.
How to Redeem Shares and Delivery of Redemption Proceeds
You may redeem your Fund shares any day the NYSE is open for regular trading, either directly with the Funds or through your Financial Intermediary.

Payments to shareholders for shares of a Fund redeemed directly from the Fund will be made as promptly as possible, but no later than seven days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Fund may suspend the right of redemption or postpone the date of payment upon redemption for more than seven calendar days as determined by the SEC during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund’s shareholders.

The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the Fund’s portfolio securities at the time of redemption or repurchase.

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Telephone Redemptions
Shareholders with telephone transaction privileges established on their account may redeem Fund shares by telephone. Upon receipt of any instructions or inquiries by telephone from the shareholder, the Funds or their authorized agents may carry out the instructions and/or respond to the inquiry consistent with the shareholder’s previously established account service options. For joint accounts, instructions or inquiries from either party will be carried out without prior notice to the other account owners. In acting upon telephone instructions, the Funds and their agents use procedures that are reasonably designed to ensure that such instructions are genuine. These include recording all telephone calls, requiring pertinent information about the account and sending written confirmation of each transaction to the registered owner.
The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Transfer Agent fails to employ reasonable procedures, the Funds and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. If these procedures are followed, however, to the extent permitted by applicable law, neither the Funds nor their agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For additional information, contact the Transfer Agent.
Redemption in Kind
The Funds do not intend to redeem shares in any form except cash. The Trust, however, has filed a notice of election under Rule 18f-1 of the 1940 Act that allows the Funds to redeem, in kind, redemption requests of a certain amount. Specifically, if the amount you are redeeming during any 90-day period is in excess of the lesser of $250,000 or 1% of the net assets of the Funds, valued at the beginning of such period, the Funds have the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the net assets of the Funds in securities instead of cash. If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash, and will bear any market risks associated with such securities until they are converted into cash. For federal income tax purposes, redemptions made in-kind are taxed in the same manner to a redeeming shareholder as redemptions made in cash. In addition, sales of securities received in-kind may generate taxable gains.

Federal Income Tax Matters
This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you.
This section is based on the Code, Treasury Regulations, judicial decisions, and Internal Revenue Service (“IRS”) guidance as of the date hereof, all of which are subject to change, and possibly with retroactive effect. These changes could impact a Fund’s investments or the tax consequences to you of investing in a Fund. Some of the changes could affect the timing, amount and tax treatment of Fund distributions made to shareholders. There may be other federal, state, foreign or local tax considerations to a particular shareholder. No assurance can be given that legislative, judicial, or administrative changes will not be forthcoming which could affect the accuracy of any statements made in this section. Please consult your tax adviser before investing.
Each series of the Trust is treated as a separate entity for federal income tax purposes. Each Fund, as a series of the Trust, intends to qualify and will elect to be treated as a RIC under Subtitle A, Chapter 1, Subchapter M of the Code, provided it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing and amount of its distributions. Each Fund’s policy is to distribute to its shareholders all of its investment company taxable income and net capital gain for each fiscal year in a manner that complies with the distribution requirements of the Code, so that such Fund
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will not be subject to any federal income or excise taxes on amounts distributed. However, the Funds can give no assurances that their anticipated distributions will be sufficient to eliminate all Fund-level taxes. If a Fund does not qualify as a RIC and is unable to obtain relief from such failure, such Fund would generally be taxed as a regular corporation and, in such case, it would generally be more beneficial for a shareholder to directly own such Fund’s underlying investments rather than indirectly owning them through the Fund.
To qualify as a RIC, a Fund must derive at least 90% of its gross income from “good income,” which includes: (1) dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies; (2) other income (including but not limited to gains from options, futures or forward contracts) derived with respect to the Fund’s business of investing in such stock, securities or foreign currencies; and (3) net income derived from an interest in a qualified publicly traded partnership. Although Code Section 851(b) authorizes the U.S. Treasury Department to issue Treasury Regulations excluding “foreign currency gains” that are not directly related to a RIC’s principal business of investing in stock or securities from qualifying income, Treasury Regulations currently provide that gain from the sale or other disposition of foreign currencies is qualifying income. Nevertheless, there can be no absolute assurances that future Treasury Regulations will not come to a different conclusion or that the Funds will satisfy all requirements to be taxed as a RIC.
Furthermore, a Fund must diversify its holdings such that at the end of each fiscal quarter, (i) at least 50% of the value of a Fund’s assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other acceptable securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of a Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer; and (ii) no more than 25% of the value of a Fund’s assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other RICs), or of any two or more issuers that are controlled, as determined under applicable Code rules, by a Fund and that are engaged in the same, similar or related trades or businesses, or of certain qualified publicly traded partnerships.
Each Fund will be subject to a 4% federal excise tax if it fails to distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98.2% of its capital gain net income for the 12-month period ending on October 31 during such year (reduced by any net ordinary losses, but not below the Fund’s net capital gain for that period), and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax.
The Funds may invest in MLPs that are treated as qualified publicly traded partnerships for federal income tax purposes. The income derived from such investments constitutes “good income” for purposes of satisfying the source of income requirement for a Fund to maintain its status as a RIC. However, no more than 25% of the value of a RIC’s total assets at the end of each fiscal quarter may be invested in securities of qualified publicly traded partnerships. If an MLP in which a Fund invests does not qualify as a qualified publicly traded partnership (and the MLP is not otherwise taxed as a corporation for federal income tax purposes), the Fund must look through to the character of the income generated by the MLP. Such income may not qualify as “good income” and could adversely affect the Fund’s status as a RIC.

If an MLP in which a Fund invests is taxed as a partnership for federal income tax purposes, the cash distributions received by the Fund from the MLP may not correspond to the amount of income allocated to the Fund by the MLP in any given taxable year. If the amount of income allocated to a Fund by an MLP exceeds the amount of cash received by the Fund from such MLP, the Fund may have difficulty making distributions to its shareholders in the amounts necessary to satisfy the distribution requirements for maintaining the Fund’s status as a RIC and avoiding any federal income and excise taxes at the Fund
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level. Accordingly, the Fund may have to dispose of its portfolio investments under disadvantageous circumstances in order to generate sufficient cash to satisfy the distribution requirements. Distributions to a Fund from an MLP that is taxed as a partnership for federal income tax purposes will constitute a return of capital to the extent of the Fund’s basis in its interest in the MLP. If the Fund’s basis is reduced to zero, distributions in excess of basis will generally constitute capital gain for federal income tax purposes.

Investment company taxable income generally consists of interest, dividends, net short-term capital gain and net gain from foreign currency transactions, less expenses. Net capital gain is the excess of the net long-term gain from a Fund’s sales or exchanges of capital assets over the net short-term loss from such sales or exchanges, taking into account any capital loss carryforward of such Fund. A Fund may elect to defer certain losses for tax purposes.

As of September 30, 2025, the Funds had the following capital loss carryovers which will be carried forward indefinitely to offset future realized capital gains:

	Short-Term	Long-Term
Low Duration High Income Fund	$5,451,877	$20,900,970
Ultra-Short Duration Fund	$—	$519,137
Responsible Credit Fund	$524,639	$1,726,650
Strategic Income Fund	$7,958,806	$78,702,009
Nordic High Income Bond Fund	$1,285,908	$2,283,964

Distributions of investment company taxable income are generally taxable to shareholders as ordinary income. For a non-corporate shareholder, a portion of the Funds’ distributions of investment company taxable income may consist of “qualified dividend income” eligible for taxation at the reduced federal income tax rates applicable to long-term capital gains to the extent that the amount distributed is attributable to and reported as “qualified dividend income” and the shareholder meets certain holding period requirements with respect to its Fund shares. For a corporate shareholder, a portion of the Funds’ distributions of investment company taxable income may qualify for the intercorporate dividends-received deduction to the extent a Fund receives dividends directly or indirectly from U.S. corporations, reports the amount distributed as eligible for deduction and the shareholder meets certain holding period requirements with respect to its shares. The aggregate amount so reported to either non-corporate or corporate shareholders, as applicable, cannot, however, exceed the aggregate amount of such dividends received by the Funds for their taxable year. Due to the Funds’ investment objectives, which generally involve investing in fixed income securities, it is possible that there will be no or limited income that qualifies for these “qualified dividend income” or dividends-received deduction rules.

Distributions of net capital gain are taxable to shareholders as long-term capital gain regardless of the length of time that a shareholder has owned Fund shares. Distributions of net capital gain are not eligible for “qualified dividend income” treatment or the dividends-received deduction referred to above.

Distributions of any investment company taxable income and net capital gain will be taxable as described above whether received in additional Fund shares or in cash. Shareholders who choose to receive distributions in the form of additional Fund shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share on the reinvestment date. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record and paid the following January are taxable as if received on December 31 of the calendar year in which such distributions were declared. Distributions are generally includable in
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alternative minimum taxable income in computing a non-corporate shareholder’s liability for the alternative minimum tax.

Certain individuals, trusts and estates may be subject to a Net Investment Income (“NII”) tax of 3.8% (in addition to the regular income tax). The NII tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). The Funds’ distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized by a shareholder upon the sale, exchange or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this NII tax.

A sale, exchange or redemption of Fund shares, whether for cash or in-kind proceeds, may result in recognition of a taxable capital gain or loss. Gain or loss realized upon a sale, exchange or redemption will generally be treated as long-term capital gain or loss if the shares have been held for more than one year, and, if held for one year or less, as short-term capital gain or loss. Any loss realized upon a sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed to be received with respect to such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales, or similar transactions is not counted. Any loss realized upon a sale, exchange or redemption of a Fund’s shares may be disallowed under certain wash sale rules to the extent shares of the same Fund are purchased (through reinvestment of distributions or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the sale, exchange or redemption. If a shareholder’s loss is disallowed under the wash sale rules, the basis of the new shares will be increased to preserve the loss until a future sale, exchange or redemption of the shares.

Under the Foreign Account Tax Compliance Act (“FATCA”), a Fund may be required to withhold a generally nonrefundable 30% tax on (a) distributions of investment company taxable income and (b) distributions of net capital gain and the gross proceeds of a sale, exchange, or redemption of Fund shares paid to: (i) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the IRS the identity of certain of its accountholders, among other items (or unless such entity is otherwise deemed compliant under the terms of an intergovernmental agreement with the United States), and (ii) certain “non-financial foreign entities” unless such entity certifies to a Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other items. In December 2018, the IRS and Treasury Department released proposed Treasury Regulations that would eliminate FATCA withholding on Fund distributions of net capital gain and the gross proceeds from a sale, exchange or redemption of Fund shares. Although taxpayers are entitled to rely on these proposed Treasury Regulations until final Treasury Regulations are issued, these proposed Treasury Regulations have not been finalized, may not be finalized in their proposed form, and are potentially subject to change. This FATCA withholding tax could also affect a Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary. You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in a Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

The Funds’ transactions, if any, in options, futures contracts, swaps and other investments may be subject to special provisions of the Code that, among other things, may accelerate recognition of income to a Fund, defer a Fund’s losses, and affect whether capital gain and loss is characterized as long-term or short-term. These provisions could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to “mark-to-market” certain positions (i.e., treat
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them as if they were closed out). This “mark-to-market” requirement may cause a Fund to recognize income without receiving cash, and the Fund may have difficulty making distributions to its shareholders in the amounts necessary to satisfy the distribution requirements for maintaining the Fund’s status as a RIC and avoiding any income and excise taxes at the Fund level. Accordingly, a Fund may have to dispose of its investments under disadvantageous circumstances in order to generate sufficient cash to satisfy the distribution requirements of the Code.

Except in the case of certain exempt shareholders, if a shareholder does not furnish the Funds with its correct Social Security Number or other applicable taxpayer identification number and certain certifications or the Funds receive notification from the IRS requiring backup withholding, the Funds are required by federal law to withhold federal income tax from the shareholder’s distributions and redemption proceeds at a rate set under Section 3406 of the Code for U.S. residents.

Foreign taxpayers (including nonresident aliens) are generally subject to tax withholding at a flat rate of 30% on U.S. source income that is not effectively connected with the conduct of a trade or business in the U.S. This withholding rate may be lower under the terms of a tax treaty or convention.

Distributions
The Funds will receive income primarily in the form of dividends and interest earned on their investments in securities. This income, less the expenses incurred in the Funds’ operations, is the Funds’ net investment income, substantially all of which will be distributed to the Funds’ shareholders.
The amount of a Fund’s distributions is dependent upon the amount of net investment income received by a Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board of Trustees. The Funds do not pay “interest” or guarantee any fixed rate of return on an investment in their shares.
The Funds may also realize capital gains or losses in connection with sales or other dispositions (either actual or deemed) of their portfolio securities. Any net gain that a Fund may realize from transactions involving investments held less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any capital loss carryforward), will comprise part of net investment income. If during any year a Fund realizes a net gain on transactions involving investments held for the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will have a net long-term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital loss carryforward) will be distributed and treated as long-term capital gain in the hands of the shareholders regardless of the length of time that the shares may have been held by the shareholders. Net capital losses realized by a Fund may be carried forward indefinitely, and will generally retain their character as short-term or long-term capital losses. For more information concerning applicable capital gains tax rates, please consult your tax adviser.
Any distribution paid by a Fund reduces the Fund’s NAV per share on the date paid by the amount of the distribution per share. Accordingly, a distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to federal income taxes.
Distributions will be reinvested in the form of additional shares of a Fund unless the shareholder has otherwise indicated. Shareholders have the right to change their elections with respect to the reinvestment of distributions by notifying the Transfer Agent. However, any such change will be effective only as to distributions for which the record date is five or more calendar days after the Transfer Agent has received the request.
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Cost Basis Reporting
The Funds are required to report to certain shareholders and the IRS the cost basis of Fund shares acquired on or after January 1, 2012 (“covered shares”) when the shareholder sells, exchanges or redeems such shares. This reporting requirement does not apply to shares acquired prior to January 1, 2012 or to shares held through a tax-deferred arrangement, such as a 401(k) plan or an IRA, or to shares held by tax-exempt organizations, financial institutions, corporations (other than S corporations), banks, credit unions, and certain other entities and governmental bodies (“non-covered shares”). The Funds are not required to determine or report a shareholder’s cost basis in non-covered shares and are not responsible for the accuracy or reliability of any information provided for non-covered shares.
The cost basis of a share is generally its purchase price adjusted for distributions, returns of capital, and other corporate actions. Cost basis is used to determine whether the sale, exchange or redemption of a share results in a gain or loss. If you sell, exchange or redeem covered shares during any year, then the Funds will report the gain or loss, cost basis, and holding period of such shares to the IRS and you on a Form 1099.
A cost basis method is the method by which a Fund determines which specific covered shares are deemed to be sold, exchanged or redeemed when a shareholder sells, exchanges or redeems less than its entire holding of Fund shares and has made multiple purchases of Fund shares on different dates at differing net asset values. If a shareholder does not affirmatively elect a cost basis method, the Funds will use the average cost method, which averages the basis of all Fund shares in an account regardless of holding period, and shares sold, exchanged or redeemed are deemed to be those with the longest holding period first. Each shareholder may elect in writing (and not over the telephone) any alternate IRS-approved cost basis method to calculate the cost basis in its covered shares. The default cost basis method applied by the Funds or the alternate method elected by a shareholder may not be changed after the settlement date of a sale, exchange or redemption of Fund shares.
If you hold Fund shares through a financial intermediary (or another nominee), please contact that broker or nominee with respect to the reporting of cost basis and available elections for your account.
You are encouraged to consult your tax adviser regarding the application of these cost basis reporting rules and, in particular, which cost basis calculation method you should elect.
Financial Statements
The audited financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the Funds’ 2025 Annual Report to Shareholders on Form N-CSR are incorporated herein by reference in this SAI.

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TRUST FOR PROFESSIONAL MANAGERS
PART C

CROSSINGBRIDGE FUNDS

OTHER INFORMATION

Item 28.    Exhibits.

(a)			Declaration of Trust.
	(1)	(i)
Amended and Restated Certificate of Trust was previously filed with Registrant’s Post-Effective Amendment No. 84 to its Registration Statement on Form N-1A with the SEC on April 18, 2008, and is incorporated by reference.

		(ii)
Amended and Restated Declaration of Trust was previously filed with Registrant’s Post-Effective Amendment No. 744 to its Registration Statement on Form N-1A with the SEC on September 25, 2020, and is incorporated by reference.

(b)
Amended and Restated By-Laws were previously filed with Registrant’s Post-Effective Amendment No. 820 to its Registration Statement on Form N-1A with the SEC on January 26, 2023, and is incorporated by reference.

(c)			Instruments Defining Rights of Security Holders are incorporated by reference to the Declaration of Trust and Bylaws.
(d)	(1)	(i)
Investment Advisory Agreement was previously filed with Registrant’s Post-Effective Amendment No. 635 to its Registration Statement on Form N-1A with the SEC on January 8, 2018, and is incorporated by reference.

		(ii)
First Amendment to Investment Advisory Agreement was previously filed with Registrant’s Post-Effective Amendment No. 774 to its Registration Statement on Form N-1A with the SEC on June 29, 2021, and is incorporated by reference.

		(iii)
Second Amendment to Investment Advisory Agreement was previously filed with Registrant’s Post-Effective Amendment No. 833 to its Registration Statement on Form N-1A with the SEC on April 28, 2023, and is incorporated by reference.

		(iv)
Third Amendment to Investment Advisory Agreement was previously filed with Registrant’s Post-Effective Amendment No. 868 to its Registration Statement on Form N-1A with the SEC on September 27, 2024 and is incorporated by reference.

(e)	(1)	(i)
Distribution Agreement was previously filed with Registrant’s Post-Effective Amendment No. 755 to its Registration Statement on Form N-1A with the SEC on January 25, 2021, and is incorporated by reference.

		(ii)
First Amendment to Distribution Agreement was previously filed with Registrant’s Post-Effective Amendment No. 774 to its Registration Statement on Form N-1A with the SEC on June 29, 2021, and is incorporated by reference.

		(iii)
Distribution Agreement (effective September 30, 2021) was previously filed with Registrant’s Post-Effective Amendment No. 793 to its Registration Statement on Form N-1A with the SEC on January 26, 2022, and is incorporated by reference.

		(iv)
First Amendment to Novated Distribution Agreement was previously filed with Registrant’s Post-Effective Amendment No. 833 to its Registration Statement on Form N-1A with the SEC on April 28, 2023, and is incorporated by reference.

		(v)
Second Amendment to Novated Distribution Agreement was previously filed with Registrant’s Post-Effective Amendment No. 868 to its Registration Statement on Form N-1A with the SEC on September 27, 2024 and is incorporated by reference.

		(vi)	Third Amendment to Novated Distribution Agreement — Filed Herewith.
(f)			Bonus or Profit Sharing Contracts — Not Applicable.
(g)	(1)	(i)	Custody Agreement was previously filed with Registrant’s Post-Effective Amendment No. 635 to its Registration Statement on Form N-1A with the SEC on January 8, 2018, and is incorporated by reference.
		(ii)
First Amendment to Custody Agreement was previously filed with Registrant’s Post-Effective Amendment No. 680 to its Registration Statement on Form N-1A with the SEC on January 28, 2019, and is incorporated by reference.

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(iii)
Second Amendment to Custody Agreement was previously filed with Registrant’s Post-Effective Amendment No. 774 to its Registration Statement on Form N-1A with the SEC on June 29, 2021, and is incorporated by reference.

(iv)
Third Amendment to Custody Agreement was previously filed with Registrant’s Post-Effective Amendment No. 833 to its Registration Statement on Form N-1A with the SEC on April 28, 2023, and is incorporated by reference.

(v)
Fourth Amendment to Custody Agreement was previously filed with Registrant’s Post-Effective Amendment No. 868 to its Registration Statement on Form N-1A with the SEC on September 27, 2024 and is incorporated by reference.

(h)			Other Material Contracts.
	(1)	(i)
Fund Administration Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 635 to its Registration Statement on Form N-1A with the SEC on January 8, 2018, and is incorporated by reference.

(ii)
First Amendment to Fund Administration Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 680 to its Registration Statement on Form N-1A with the SEC on January 28, 2019, and is incorporated by reference.

(iii)
Second Amendment to Fund Administration Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 774 to its Registration Statement on Form N-1A with the SEC on June 29, 2021, and is incorporated by reference.

(iv)
Third Amendment to Fund Administration Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 833 to its Registration Statement on Form N-1A with the SEC on April 28, 2023, and is incorporated by reference.

(v)
Fourth Amendment to Fund Administration Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 868 to its Registration Statement on Form N-1A with the SEC on September 27, 2024 and is incorporated by reference.

	(2)	(i)
Transfer Agent Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 635 to its Registration Statement on Form N-1A with the SEC on January 8, 2018, and is incorporated by reference.

(ii)
First Amendment to Transfer Agent Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 680 to its Registration Statement on Form N-1A with the SEC on January 28, 2019, and is incorporated by reference.

(iii)
Second Amendment to Transfer Agent Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 774 to its Registration Statement on Form N-1A with the SEC on June 29, 2021, and is incorporated by reference.

(iv)
Third Amendment to Transfer Agent Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 833 to its Registration Statement on Form N-1A with the SEC on April 28, 2023, and is incorporated by reference.

(v)
Fourth Amendment to Transfer Agent Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 868 to its Registration Statement on Form N-1A with the SEC on September 27, 2024 and is incorporated by reference.

	(3)	(i)
Fund Accounting Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 635 to its Registration Statement on Form N-1A with the SEC on January 8, 2018, and is incorporated by reference.

(ii)
First Amendment to Fund Accounting Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 680 to its Registration Statement on Form N-1A with the SEC on January 28, 2019, and is incorporated by reference.

(iii)
Second Amendment to Fund Accounting Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 774 to its Registration Statement on Form N-1A with the SEC on June 29, 2021, and is incorporated by reference.

(iv)
Third Amendment to Fund Accounting Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 833 to its Registration Statement on Form N-1A with the SEC on April 28, 2023, and is incorporated by reference.

(v)
Fourth Amendment to Fund Accounting Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 868 to its Registration Statement on Form N-1A with the SEC on September 27, 2024 and is incorporated by reference.

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	(4)		Power of Attorney was previously filed with Registrant’s Post-Effective Amendment No. 892 to its Registration Statement on Form N-1A with the SEC on January 27, 2026, and is incorporated by reference.
	(5)	(i)
Operating Expense Limitation Agreement was previously filed with Registrant’s Post-Effective Amendment No. 635 to its Registration Statement on Form N-1A with the SEC on January 8, 2018, and is incorporated by reference.

(ii)
First Amendment to the Operating Expense Limitation Agreement was previously filed with Registrant’s Post-Effective Amendment No. 717 to its Registration Statement on Form N-1A with the SEC on January 24, 2020, and is incorporated by reference.

(iii)
Second Amendment to the Operating Expense Limitation Agreement was previously filed with Registrant’s Post-Effective Amendment No. 774 to its Registration Statement on Form N-1A with the SEC on June 29, 2021, and is incorporated by reference.

(iv)
Third Amendment to the Operating Expense Limitation Agreement was previously filed with Registrant’s Post-Effective Amendment No. 833 to its Registration Statement on Form N-1A with the SEC on April 28, 2023, and is incorporated by reference.

(v)
Fourth Amendment to Operating Expense Limitation Agreement was previously filed with Registrant’s Post-Effective Amendment No. 868 to its Registration Statement on Form N-1A with the SEC on September 27, 2024 and is incorporated by reference.

(i)			Legal Opinions.
(1)
Opinion and Consent of Counsel (CrossingBridge Low Duration High Income Fund (f/k/a CrossingBridge Low Duration High Yield Fund)) was previously filed with Registrant’s Post-Effective Amendment No. 635 to its Registration statement on From N-1A with the SEC on January 8, 2018, and is incorporated by reference.

(2)
Opinion and Consent of Counsel (CrossingBridge Ultra-Short Duration Fund and CrossingBridge Responsible Credit Fund) was previously filed with Registrant’s Post-Effective Amendment No. 774 to its Registration Statement on Form N-1A with the SEC on June 29, 2021, and is incorporated by reference.

(3)
Opinion and Consent of Counsel (RiverPark Strategic Income Fund) was previously filed with Registrant’s Post-Effective Amendment No. 833 to its Registration Statement on Form N-1A with the SEC on April 28, 2023, and is incorporated by reference.

(4)
Opinion and Consent of Counsel (CrossingBridge Nordic High Income Bond Fund) was previously filed with Registrant’s Post-Effective Amendment No. 868 to its Registration Statement on Form N-1A with the SEC on September 27, 2024 and is incorporated by reference.

	(5)		Consent of Counsel — Filed Herewith.
(j)			Other Opinions.
	(1)		Consent of Independent Registered Public Accounting Firm — Filed Herewith.
(k)			Omitted Financial Statements — Not Applicable.
(l)
Agreement Relating to Initial Capital was previously filed with Registrant’s Post-Effective Amendment No. 2 to its Registration Statement on Form N-1A with the SEC on December 19, 2003, and is incorporated by reference.

(m)	(1)
Amended and Restated Rule 12b-1 Plan was previously filed with Registrant’s Post-Effective Amendment No. 833 to its Registration Statement on Form N-1A with the SEC on April 28, 2023, and is incorporated by reference.

(2)
Amended and Restated Shareholder Servicing Plan was previously filed with Registrant’s Post-Effective Amendment No. 868 to its Registration Statement on Form N-1A with the SEC on September 27, 2024 and is incorporated by reference.

(n)
Amended and Restated Rule 18f-3 Plan was previously filed with Registrant’s Post-Effective Amendment No. 877 to its Registration Statement on Form N-1A with the SEC on January 24, 2025 and is incorporated by reference.

(o)			Reserved.
(p)			Code of Ethics.
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(1)
Code of Ethics for Registrant was previously filed with Registrant’s Post-Effective Amendment No. 801 to its Registration Statement on Form N-1A with the SEC on April 20, 2022, and is incorporated by reference.

(2)
Code of Ethics for Adviser was previously filed with Registrant’s Post-Effective Amendment No. 717 to its Registration Statement on Form N-1A with the SEC on January 24, 2020, and is incorporated by reference.

(3)	Code of Ethics for Principal Underwriter - not applicable per Rule 17j-1(c)(3).

Item 29.    Persons Controlled by or Under Common Control with Registrant

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.    Indemnification

Reference is made to Article X of the Registrant’s Declaration of Trust.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

Item 31.    Business and Other Connections of Investment Adviser

CrossingBridge Advisors, LLC (the “Adviser”) serves as the investment adviser for the CrossingBridge Low Duration High Income Fund, CrossingBridge Ultra-Short Duration Fund, CrossingBridge Responsible Credit Fund, RiverPark Strategic Income Fund and CrossingBridge Nordic High Income Bond Fund (the “Funds”). The principal business address of the Adviser is 427 Bedford Road, Suite 220, Pleasantville, NY 10570. With respect to the Adviser, the response to this Item is incorporated by reference to the Adviser’s Uniform Application for Investment Adviser Registration (Form ADV) currently on file with the Securities and Exchange Commission (“SEC”). The Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

Item 32.    Principal Underwriter.

(a)Quasar Distributors, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1. Abacus FCF ETF Trust
2. Advisor Managed Portfolios
3. Antares Private Credit Fund
4. Capital Advisors Growth Fund, Series of Advisors Series Trust
5. Chase Growth Fund, Series of Advisors Series Trust
6. Davidson Multi Cap Equity Fund, Series of Advisors Series Trust
7. Edgar Lomax Value Fund, Series of Advisors Series Trust
8. Huber Large Cap Value Fund, Series of Advisors Series Trust
9. Huber Mid Cap Value Fund, Series of Advisors Series Trust
10. Huber Select Large Cap Value Fund, Series of Advisors Series Trust
11. Huber Small Cap Value Fund, Series of Advisors Series Trust
4

12. Logan Capital Broad Innovative Growth ETF, Series of Advisors Series Trust
13. Medalist Partners MBS Total Return Fund, Series of Advisors Series Trust
14. Medalist Partners Short Duration Fund, Series of Advisors Series Trust
15. O'Shaughnessy Market Leaders Value Fund, Series of Advisors Series Trust
16. PIA BBB Bond Fund, Series of Advisors Series Trust
17. PIA High Yield (MACS) Fund, Series of Advisors Series Trust
18. PIA High Yield Fund, Series of Advisors Series Trust
19. PIA MBS Bond Fund, Series of Advisors Series Trust
20. PIA Short-Term Securities Fund, Series of Advisors Series Trust
21. Poplar Forest Cornerstone Fund, Series of Advisors Series Trust
22. Poplar Forest Partners Fund, Series of Advisors Series Trust
23. Pzena Emerging Markets Value Fund, Series of Advisors Series Trust
24. Pzena International Small Cap Value Fund, Series of Advisors Series Trust
25. Pzena International Value Fund, Series of Advisors Series Trust
26. Pzena Mid Cap Value Fund, Series of Advisors Series Trust
27. Pzena Small Cap Value Fund, Series of Advisors Series Trust
28. Reverb ETF, Series of Advisors Series Trust
29. Scharf ETF, Series of Advisors Series Trust
30. Scharf Global Opportunity ETF, Series of Advisors Series Trust
31. Scharf Multi-Asset Opportunity Fund, Series of Advisors Series Trust
32. Shenkman Capital Floating Rate High Income Fund, Series of Advisors Series Trust
33. Shenkman Capital Short Duration High Income Fund, Series of Advisors Series Trust
34. The Aegis Funds
35. Allied Asset Advisors Funds
36. Angel Oak Funds Trust
37. Angel Oak Strategic Credit Fund
38. Brookfield Infrastructure Income Fund Inc.
39. Brookfield Investment Funds
40. Buffalo Funds
41. RJ Eagle GCM Dividend Select Income ETF, Series of Carillon Series Trust
42. RJ Eagle Municipal Income ETF, Series of Carillon Series Trust
43. RJ Eagle Vertical Income ETF, Series of Carillon Series Trust
44. DoubleLine Funds Trust
45. AAM Bahl & Gaynor Small/Mid Cap Income Growth ETF, Series of ETF Series Solutions
46. AAM Brentview Dividend Growth ETF, Series of ETF Series Solutions
47. AAM Crescent CLO ETF, Series of ETF Series Solutions
48. AAM Low Duration Preferred and Income Securities ETF, Series of ETF Series Solutions
49. AAM S&P 500 High Dividend Value ETF, Series of ETF Series Solutions
50. AAM Sawgrass U.S. Large Cap Quality Growth ETF, Series of ETF Series Solutions
51. AAM Sawgrass U.S. Small Cap Quality Growth ETF, Series of ETF Series Solutions
52. AAM SLC Low Duration Income ETF, Series of ETF Series Solutions
53. AAM Todd International Intrinsic Value ETF, Series of ETF Series Solutions
54. AAM Transformers ETF, Series of ETF Series Solutions
55. Acquirers Deep Value ETF, Series of ETF Series Solutions
56. Aptus April Buffer, Series of ETF Series Solutions
57. Aptus Collared Investment Opportunity ETF, Series of ETF Series Solutions
58. Aptus Deferred Income ETF, Series of ETF Series Solutions
59. Aptus Defined Risk ETF, Series of ETF Series Solutions
60. Aptus Drawdown Managed Equity ETF, Series of ETF Series Solutions
61. Aptus Enhanced Yield ETF, Series of ETF Series Solutions
62. Aptus International Enhanced Yield ETF, Series of ETF Series Solutions
63. Aptus January Buffer ETF, Series of ETF Series Solutions
64. Aptus July Buffer ETF, Series of ETF Series Solutions
65. Aptus Large Cap Enhanced Yield ETF, Series of ETF Series Solutions
66. Aptus Large Cap Upside ETF, Series of ETF Series Solutions
67. Aptus October Buffer ETF, Series of ETF Series Solutions
68. Bahl & Gaynor Dividend ETF, Series of ETF Series Solutions
69. Bahl & Gaynor Income Growth ETF, Series of ETF Series Solutions
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70. Bahl & Gaynor Small Cap Dividend ETF, Series of ETF Series Solutions
71. BTD Capital Fund, Series of ETF Series Solutions
72. Carbon Strategy ETF, Series of ETF Series Solutions
73. ClearShares OCIO ETF, Series of ETF Series Solutions
74. ClearShares Piton Intermediate Fixed Income Fund, Series of ETF Series Solutions
75. ClearShares Ultra-Short Maturity ETF, Series of ETF Series Solutions
76. Colterpoint Net Lease Real Estate ETF, Series of ETF Series Solutions
77. Distillate International Fundamental Stability & Value ETF, Series of ETF Series Solutions
78. Distillate Small/Mid Cash Flow ETF, Series of ETF Series Solutions
79. Distillate U.S. Fundamental Stability & Value ETF, Series of ETF Series Solutions
80. ETFB Green SRI REITs ETF, Series of ETF Series Solutions
81. Hoya Capital High Dividend Yield ETF, Series of ETF Series Solutions
82. Hoya Capital Housing ETF, Series of ETF Series Solutions
83. LHA Market State Tactical Beta ETF, Series of ETF Series Solutions
84. LHA Market State Tactical Q ETF, Series of ETF Series Solutions
85. LHA Risk-Managed Income ETF, Series of ETF Series Solutions
86. McElhenny Sheffield Managed Risk ETF, Series of ETF Series Solutions
87. Opus Small Cap Value ETF, Series of ETF Series Solutions
88. The Acquirers Fund, Series of ETF Series Solutions
89. The Brinsmere Fund - Conservative ETF, Series of ETF Series Solutions
90. The Brinsmere Fund - Growth ETF, Series of ETF Series Solutions
91. U.S. Global GO GOLD and Precious Metal Miners ETF, Series of ETF Series Solutions
92. U.S. Global JETS ETF, Series of ETF Series Solutions
93. U.S. Global Sea to Sky Cargo ETF, Series of ETF Series Solutions
94. U.S. Global Technology and Aerospace & Defense ETF, Series of ETF Series Solutions
95. US Vegan Climate ETF, Series of ETF Series Solutions
96. Vest 10 Year Interest Rate Hedge ETF, Series of ETF Series Solutions
97. Vest 2 Year Interest Rate Hedge ETF, Series of ETF Series Solutions
98. First American Funds Trust
99. FundX Investment Trust
100. The Glenmede Fund, Inc.
101. The GoodHaven Funds Trust
102. Harding, Loevner Funds, Inc.
103. Hennessy Funds Trust
104. Horizon Funds
105. Hotchkis & Wiley Funds
106. Intrepid Capital Management Funds Trust
107. Jacob Funds Inc.
108. The Jensen Quality Growth Fund Inc.
109. Kirr, Marbach Partners Funds, Inc.
110. Core Alternative ETF, Series of Listed Funds Trust
111. Optimized Equity Income ETF, Series of Listed Funds Trust
112. Wahed Dow Jones Islamic World ETF, Series of Listed Funds Trust
113. Wahed FTSE USA Shariah ETF, Series of Listed Funds Trust
114. LKCM Funds
115. LoCorr Investment Trust
116. MainGate Trust
117. ATAC Rotation Fund, Series of Managed Portfolio Series
118. Cove Street Capital Small Cap Value Fund, Series of Managed Portfolio Series
119. Kensington Active Advantage Fund, Series of Managed Portfolio Series
120. Kensington Defender Fund, Series of Managed Portfolio Series
121. Kensington Dynamic Allocation Fund, Series of Managed Portfolio Series
122. Kensington Hedged Premium Income ETF, Series of Managed Portfolio Series
123. Kensington Managed Income Fund, Series of Managed Portfolio Series
124. LK Balanced Fund, Series of Managed Portfolio Series
125. Leuthold Core ETF, Series of Managed Portfolio Series
126. Leuthold Core Investment Fund, Series of Managed Portfolio Series
127. Leuthold Global Fund, Series of Managed Portfolio Series
6

128. Leuthold Grizzly Short Fund, Series of Managed Portfolio Series
129. Leuthold Select Industries ETF, Series of Managed Portfolio Series
130. Muhlenkamp Fund, Series of Managed Portfolio Series
131. Nuance Concentrated Value Fund, Series of Managed Portfolio Series
132. Nuance Mid Cap Value Fund, Series of Managed Portfolio Series
133. Olstein All Cap Value Fund, Series of Managed Portfolio Series
134. Olstein Strategic Opportunities Fund, Series of Managed Portfolio Series
135. Port Street Quality Growth Fund, Series of Managed Portfolio Series
136. Prospector Capital Appreciation Fund, Series of Managed Portfolio Series
137. Prospector Opportunity Fund, Series of Managed Portfolio Series
138. Reinhart Genesis PMV Fund, Series of Managed Portfolio Series
139. Reinhart International PMV Fund, Series of Managed Portfolio Series
140. Reinhart Mid Cap PMV Fund, Series of Managed Portfolio Series
141. Tremblant Global ETF, Series of Managed Portfolio Series
142. Greenspring Income Opportunities Fund, Series of Manager Directed Portfolios
143. Hood River Emerging Markets Fund, Series of Manager Directed Portfolios
144. Hood River International Opportunity Fund, Series of Manager Directed Portfolios
145. Hood River New Opportunities Fund, Series of Manager Directed Portfolios
146. Hood River Small-Cap Growth Fund, Series of Manager Directed Portfolios
147. SanJac Alpha Core Plus Bond ETF, Series of Manager Directed Portfolios
148. SanJac Alpha Low Duration ETF, Series of Manager Directed Portfolios
149. SWP Growth & Income ETF, Series of Manager Directed Portfolios
150. Vert Global Sustainable Real Estate ETF, Series of Manager Directed Portfolios
151. Mason Capital Fund Trust
152. Matrix Advisors Funds Trust
153. Monetta Trust
154. Nicholas Equity Income Fund, Inc.
155. Nicholas Fund, Inc.
156. Nicholas II, Inc.
157. Nicholas Limited Edition, Inc.
158. Oaktree Diversified Income Fund Inc.
159. Permanent Portfolio Family of Funds
160. Perritt Funds, Inc.
161. Procure ETF Trust II
162. Professionally Managed Portfolios
163. Provident Mutual Funds, Inc.
164. Abbey Capital Futures Strategy Fund, Series of The RBB Fund, Inc.
165. Abbey Capital Multi-Asset Fund, Series of The RBB Fund, Inc.
166. Adara Smaller Companies Fund, Series of The RBB Fund, Inc.
167. Aquarius International Fund, Series of The RBB Fund, Inc.
168. Boston Partners All Cap Value Fund, Series of The RBB Fund, Inc.
169. Boston Partners Global Equity Fund, Series of The RBB Fund, Inc.
170. Boston Partners Global Sustainability Fund, Series of The RBB Fund, Inc.
171. Boston Partners Long/Short Equity Fund, Series of The RBB Fund, Inc.
172. Boston Partners Long/Short Research Fund, Series of The RBB Fund, Inc.
173. Boston Partners Small Cap Value Fund II, Series of The RBB Fund, Inc.
174. Campbell Systematic Macro Fund, Series of The RBB Fund, Inc.
175. F/m 10-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
176. F/m 2-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
177. F/m 3-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
178. F/m Callable Tax-Free Municipal ETF, Series of The RBB Fund, Inc.
179. F/m Compoundr High Yield Bond ETF, Series of The RBB Fund, Inc.
180. F/m Compoundr U.S. Aggregate Bond ETF, Series of The RBB Fund, Inc.
181. F/m Emerald Life Sciences Innovation ETF, Series of The RBB Fund, Inc.
182. F/m Emerald Special Situations ETF, Series of The RBB Fund, Inc.
183. F/m High Yield 100 ETF, Series of The RBB Fund, Inc.
184. F/m Investments Large Cap Focused Fund Series of The RBB Fund, Inc.
185. F/m Opportunistic Income ETF, Series of The RBB Fund, Inc.
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186. F/m Ultrashort Treasury Inflation-Protected Security (TIPS) ETF Series of The RBB Fund, Inc.
187. F/m US Treasury 10 Year Note ETF, Series of The RBB Fund, Inc.
188. F/m US Treasury 12 Month Bill ETF, Series of The RBB Fund, Inc.
189. F/m US Treasury 2 Year Note ETF, Series of The RBB Fund, Inc.
190. F/m US Treasury 20 Year Bond ETF, Series of The RBB Fund, Inc.
191. F/m US Treasury 3 Month Bill ETF, Series of The RBB Fund, Inc.
192. F/m US Treasury 3 Year Note ETF, Series of The RBB Fund, Inc.
193. F/m US Treasury 30 Year Bond ETF, Series of The RBB Fund, Inc.
194. F/m US Treasury 5 Year Note ETF, Series of The RBB Fund, Inc.
195. F/m US Treasury 6 Month Bill ETF, Series of The RBB Fund, Inc.
196. F/m US Treasury 7 Year Note ETF, Series of The RBB Fund, Inc.
197. Motley Fool 100 Index ETF, Series of The RBB Fund, Inc.
198. Motley Fool Capital Efficiency 100 Index ETF, Series of The RBB Fund, Inc.
199. Motley Fool Global Opportunities ETF, Series of The RBB Fund, Inc.
200. Motley Fool Innovative Growth Factor ETF, Series of The RBB Fund, Inc.
201. Motley Fool Mid-Cap Growth ETF, Series of The RBB Fund, Inc.
202. Motley Fool Momentum Factor ETF, Series of The RBB Fund, Inc.
203. Motley Fool Next Index ETF, Series of The RBB Fund, Inc.
204. Motley Fool Small-Cap Growth ETF, Series of The RBB Fund, Inc.
205. Motley Fool Value Factor ETF, Series of The RBB Fund, Inc.
206. MUFG Japan Small Cap Active ETF, Series of The RBB Fund, Inc.
207. Oakhurst Fixed Income Fund, Series of The RBB Fund, Inc.
208. Optima Strategic Credit Fund, Series of The RBB Fund, Inc.
209. SGI Dynamic Tactical ETF, Series of The RBB Fund, Inc.
210. SGI Enhanced Core ETF, Series of The RBB Fund, Inc.
211. SGI Enhanced Global Income ETF, Series of The RBB Fund, Inc.
212. SGI Enhanced Market Leaders ETF, Series of The RBB Fund, Inc.
213. SGI Global Equity Fund, Series of The RBB Fund, Inc.
214. SGI Peak Growth Fund, Series of The RBB Fund, Inc.
215. SGI Prudent Growth Fund, Series of The RBB Fund, Inc.
216. SGI Small Cap Core Fund, Series of The RBB Fund, Inc.
217. SGI U.S. Large Cap Core ETF, Series of The RBB Fund, Inc.
218. SGI U.S. Large Cap Equity Fund, Series of The RBB Fund, Inc.
219. WPG Partners Select Small Cap Value Fund, Series of The RBB Fund, Inc.
220. WPG Partners Small Cap Value Diversified Fund, Series of The RBB Fund, Inc.
221. The RBB Fund Trust
222. RBC Funds Trust
223. Rockefeller Municipal Opportunities Fund
224. SEG Partners Long/Short Equity Fund
225. Series Portfolios Trust
226. Thompson IM Funds, Inc.
227. Tortoise Capital Series Trust
228. Bright Rock Mid Cap Growth Fund, Series of Trust for Professional Managers
229. Bright Rock Quality Large Cap Fund, Series of Trust for Professional Managers
230. CrossingBridge Low Duration High Income Fund, Series of Trust for Professional Managers
231. CrossingBridge Nordic High Income Bond Fund, Series of Trust for Professional Managers
232. CrossingBridge Responsible Credit Fund, Series of Trust for Professional Managers
233. CrossingBridge Ultra-Short Duration Fund, Series of Trust for Professional Managers
234. RiverPark Strategic Income Fund, Series of Trust for Professional Managers
235. Dearborn Partners Rising Dividend Fund, Series of Trust for Professional Managers
236. Jensen Global Quality Growth Fund, Series of Trust for Professional Managers
237. Jensen Quality MidCap Fund, Series of Trust for Professional Managers
238. Rockefeller Climate Solutions Fund, Series of Trust for Professional Managers
239. Rockefeller US Small Cap Core Fund, Series of Trust for Professional Managers
240. Wall Street EWM Funds Trust

8

(b)     The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is 190 Middle Street, Suite 301, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	190 Middle Street, Suite 301, Portland, Maine 04101	President/Manager	None
Chris Lanza	190 Middle Street, Suite 301, Portland, Maine 04101	Vice President	None
Kate Macchia	190 Middle Street, Suite 301, Portland, Maine 04101	Vice President	None
Susan L. LaFond	190 Middle Street, Suite 301, Portland, Maine 04101	Vice President and Chief Compliance Officer and Treasurer	None
Gabriel E. Edelman	190 Middle Street, Suite 301, Portland, Maine 04101	Secretary	None
Weston Sommers	190 Middle Street, Suite 301, Portland, Maine 04101	Financial and Operations Principal and Chief Financial Officer	None

(c)    Not Applicable.

Item 33.    Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, are maintained at the following locations:

Records Relating to:	Are located at:

Registrant’s Fund Administrator, Fund Accountant, and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202
Registrant’s Investment Adviser	CrossingBridge Advisors, LLC 427 Bedford Road, Suite 220 Pleasantville, NY 10570
Registrant’s Custodian	U.S. Bank, National Association 1555 North River Center Drive, Suite 302 Milwaukee, WI 53212
Registrant’s Distributor	Quasar Distributors, LLC 190 Middle Street, Suite 301 Portland, ME 04101

Item 34.    Management Services

All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

9

Item 35.    Undertakings

The Registrant hereby undertakes to furnish each person to whom a Prospectus for one or more of the series of the Registrant is delivered with a copy of the relevant latest annual report to shareholders, upon request and without charge.
10

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment No. 893 to its Registration Statement meets all of the requirements for effectiveness pursuant to Rule 485(b) of the Securities Act of 1933, as amended, and the Registrant has duly caused this Post-Effective Amendment No. 893 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee and State of Wisconsin, on 27th day of January, 2026.

TRUST FOR PROFESSIONAL MANAGERS

By: /s/ Jennifer A. Lima
Jennifer A. Lima
President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 893 to the Registrant’s Registration Statement has been signed below on January 27, 2026, by the following persons in the capacities indicated.

Signature	Title
/s/ Jennifer A. Lima Jennifer A. Lima	President and Principal Executive Officer
Michael D. Akers* Michael D. Akers	Independent Trustee
Gary A. Drska* Gary A. Drska	Independent Trustee
Vincent P. Lyles* Vincent P. Lyles	Independent Trustee
Erik K. Olstein* Erik K. Olstein	Chairperson and Independent Trustee
Lisa Zúñiga Ramírez* Lisa Zúñiga Ramírez	Independent Trustee
Gregory M. Wesley* Gregory M. Wesley	Independent Trustee
Kelly A. Strauss* Kelly A. Strauss	Vice President, Treasurer and Principal Financial and Accounting Officer
* By: /s/ Jennifer A. Lima
Jennifer A. Lima
* Attorney-in-Fact pursuant to Power of Attorney previously filed with Registrant’s Post-Effective Amendment No. 892 to its Registration Statement on Form N-1A with the SEC on January 27, 2026 and is incorporated by reference.

11

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

(e)(1)(vi)	Third Amendment to Novated Distribution Agreement
(i)(5)	Consent of Counsel
(j)(1)	Consent of Independent Registered Public Accounting Firm

12